            INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
                           TELECOMMUNICATIONS ACT OF 1996

                              DATED AS OF JUNE 5, 1998


                                   BY AND BETWEEN


                         BELL ATLANTIC - PENNSYLVANIA, INC.

                                        AND

                                    ACCELERATED
                                   CONNECTIONS,
                                       INC.

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.0    DEFINITIONS                                                             2

2.0    INTERPRETATION AND CONSTRUCTION                                        11

3.0    INTERCONNECTION ACTIVATION DATES AND IMPLEMENTATION SCHEDULE           11

4.0    INTERCONNECTION PURSUANT TO SECTION 251(c)(2)                          12
4.1    Scope                                                                  12
4.2    Physical Architectures                                                 14
4.3    Mid-Span Meets                                                         15
4.4    Interconnection in Additional LATAs                                    16
4.5    Interconnection Points for Different Types of Traffic                  17

5.0    TRANSMISSION AND ROUTING OF TELEPHONE EXCHANGE SERVICE TRAFFIC
       PURSUANT TO SECTION 251(c)(2)                                          17
5.1    Scope of Traffic                                                       17
5.2    Trunk Group Connections and Ordering                                   17
5.3    Additional Switching System Hierarchy and Trunking Requirements        18
5.4    Signaling                                                              18
5.5    Grades of Service                                                      18
5.6    Measurement and Billing                                                18
5.7    Reciprocal Compensation Arrangements -- Section 251(b)(5)              19

6.0    TRANSMISSION AND ROUTING OF EXCHANGE ACCESS TRAFFIC
       PURSUANT TO 251(c)(2)                                                  20
6.1    Scope of Traffic                                                       20
6.2    Trunk Group Architecture and Traffic Routing                           20
6.3    Meet-Point Billing Arrangements                                        21
6.4    800/888 Traffic                                                        24

7.0    TRANSPORT AND TERMINATION OF OTHER TYPES OF TRAFFIC                    25
7.1    Information Services Traffic                                           25
7.2    LSV/VCI Traffic                                                        26
7.3    Transit Service                                                        27
7.4    911/E911 Arrangements                                                  28
7.5    Ancillary Traffic Generally                                            30

8.0    NUMBER RESOURCES, RATE CENTERS, AND RATING POINTS                      30


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

9.0    NETWORK MAINTENANCE AND MANAGEMENT; OUTAGES                            31
9.3    Interference or Impairment                                             31
9.4    Repeated or Willful Noncompliance                                      31
9.5    Outage Repair Standard                                                 32
9.6    Notice of Changes -- Section 251(c)(5)                                 32

10.0   JOINT NETWORK IMPLEMENTATION AND GROOMING PROCESS;
       INSTALLATION, MAINTENANCE, TESTING AND REPAIR                          32
10.1   Joint Network Implementation and Grooming Process                      32
10.2   Installation, Maintenance, Testing and Repair                          33
10.3   Forecasting Requirements for Trunk Provisioning                        33

11.0   UNBUNDLED ACCESS -- SECTION 251(c)(3)                                  34
11.1   Available Network Elements                                             35
11.2   Unbundled Local Loop (ULL) Transmission Types                          35
11.3   Network Interface Device                                               37
11.4   Unbundled Switching Elements                                           37
11.5   Interoffice Transmission Facilities                                    37
11.6   Operations Support Systems                                             37
11.7   Limitations on Unbundled Access                                        37
11.8   Availability of Other Network Elements on an Unbundled Basis           38
11.9   Provisioning of Unbundled Local Loops                                  39
11.10  Maintenance of Unbundled Local Loops                                   40
11.11  Rates and Charges                                                      40

12.0   RESALE -- SECTIONS 251(c)(4) and 251(b)(1)                             41
12.1   Availability of Retail Rates for Resale                                41
12.2   Availability of Wholesale Rates for Resale                             41
12.3   Availability of Support Services for Resale                            41
12.4   Restrictions on Resale and Use of BA Services                          41

13.0   COLLOCATION -- SECTION 251(c)(6)                                       42

14.0   NUMBER PORTABILITY -- SECTION 251(b)(2)                                44
14.1   Scope                                                                  44
14.2   Procedures for Providing INP Through Remote Call Forwarding            44
14.3   Procedures for Providing INP Through Direct Inward Dial
       Trunks (Flex-DID)                                                      46
14.4   Procedures for Providing LTNP Through Full NXX Code Migration          46
14.5   Receipt of Terminating Compensation on Traffic to INP'ed Numbers       46
14.6   Recovery of INP Costs Pursuant to FCC Order and Rulemaking             47

15.0   DIALING PARITY -- SECTION 251(b)(3)                                    47


                                          ii


16.0   ACCESS TO RIGHTS-OF-WAY -- SECTION 251(b)(4)                           48

17.0   DATABASES AND SIGNALING                                                48

18.0   COORDINATED SERVICE ARRANGEMENTS                                       50
18.1   Intercept and Referral Announcements                                   50
18.2   Coordinated Repair Calls                                               50
18.3   Customer Authorization                                                 50

19.0   DIRECTORY SERVICES ARRANGEMENTS                                        51
19.1   Directory Listings and Directory Distributions                         51
19.2   Yellow Pages Maintenance                                               53
19.3   Service Information Pages                                              53
19.4   Directory Assistance (DA); Call Completion                             54

20.0   COORDINATION WITH TARIFF TERMS                                         54

21.0   INSURANCE                                                              55

22.0   TERM AND TERMINATION                                                   55

23.0   DISCLAIMER OF REPRESENTATIONS AND WARRANTIES                           56

24.0   CANCELLATION CHARGES                                                   56

25.0   INDEMNIFICATION                                                        57

26.0   LIMITATION OF LIABILITY                                                57

27.0   PERFORMANCE STANDARDS FOR SPECIFIED ACTIVITIES                         58
27.1   Performance Standards                                                  58
27.2   Performance Reporting                                                  58
27.3   Performance Remedies                                                   59

28.0   COMPLIANCE WITH LAWS; REGULATORY APPROVAL                              59

29.0   MISCELLANEOUS                                                          60
29.1   Authorization                                                          60
29.2   Independent Contractor                                                 60
29.3   Force Majeure                                                          61
29.4   Confidentiality                                                        61
29.5   Choice of Law                                                          62
29.6   Taxes                                                                  62
29.7   Assignment                                                             65


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

29.8   Billing and Payment; Disputed Amounts                                  65
29.9   Dispute Resolution                                                     66
29.10  Notices                                                                66
29.11  Section 252(i) Obligations                                             67
29.12  Joint Work Product                                                     68
29.13  No Third Party Beneficiaries; Disclaimer of Agency                     68
29.14  No License                                                             69
29.15  Technology Upgrades                                                    69
29.16  Survival                                                               69
29.17  Entire Agreement                                                       70
29.18  Counterparts                                                           70
29.19  Modification, Amendment, Supplement or Waiver                          70
29.20  Successors and Assigns                                                 70
29.21  Publicity                                                              70


                           LIST OF SCHEDULES AND EXHIBITS

Schedules
---------
Schedule 1.0     Deleted by Mutual Agreement of the Parties
Schedule 3.0     Initial Network Implementation Schedule
Schedule 4.0     Interconnection Points in LATA
Schedule 4.5     Interconnection Points for Different Types of Traffic
Schedule 6.3     Rate Elements Under Meet Point Billing
Schedule 11.3    Access to Network Interface Device
Schedule 11.4    Unbundled Switching Elements
Schedule 12.3    Support Services for Resale
Schedule 13.6    Non-Recurring Charge Installment Payment Option for Collocation
                 and Central Office Switch Dialing Plans
Schedule 27.0    Performance Monitoring Reports, Standards and Remedies

Exhibits
--------
Exhibit A        Detailed Schedule of Itemized Charges
Exhibit B        Network Element Bona Fide Request
Exhibit C        Directory Assistance and Call Completion Services Agreement
Exhibit D        IntraLATA Telecommunications Services Settlement Agreement

            INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
                           TELECOMMUNICATIONS ACT OF 1996


       This Interconnection Agreement under Sections 251 and 252 of the Telecommunications Act of 1996, is effective as of the 5th day of June, 1998 (the "Effective Date"), by and between Bell Atlantic - Pennsylvania, Inc. ("BA"), a Pennsylvania corporation with offices at 1717 Arch Street, 32nd Floor, Philadelphia, Pennsylvania 19103, and ACI Corp. d/b/a Accelerated Connections, Inc., a Delaware corporation with offices at 7337 South Revere Parkway, Englewood, Colorado, 80112.

       WHEREAS, BA and ACI (individually, a "Party" and collectively, the "Parties") want to interconnect their networks at mutually agreed upon points of interconnection to provide Telephone Exchange Services, Switched Exchange Access Services, and other Telecommunications Services (all as defined below) to their respective customers;

       WHEREAS, the Parties are entering into this Agreement to set forth the respective obligations of the Parties and the terms and conditions under which the Parties will interconnect their networks and provide other services as required by the Act (as defined below) and additional services as set forth herein; and

       WHEREAS, Sections 251 and 252 of the Telecommunications Act of 1996 have specific requirements for interconnection, unbundling and service resale;

       NOW, THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ACI and BA hereby agree as follows:

       This Agreement sets forth the terms, conditions and pricing under which BA and ACI (individually, a "Party" and collectively, the "Parties") will offer and provide other network Interconnection, access to Network Elements, ancillary services, and wholesale Telecommunications Services available for resale within each LATA in which they both operate within Pennsylvania. This Agreement also sets forth the terms, conditions and pricing under which ACI agrees to offer and provide to BA network Interconnection. As such, this Agreement is an integrated package that reflects compromises made by both
Parties.    It will be submitted to the Pennsylvania Public Utility Commission, and the Parties will specifically request that the Commission refrain from taking any action to change, suspend or otherwise delay implementation of the Agreement. So long as the Agreement remains in effect, neither Party shall advocate before any legislative, regulatory, or other public forum that any term of this Agreement be modified or eliminated, unless mutually agreed to by the Parties.

1.0    DEFINITIONS.

       As used in this Agreement, the following terms shall have the meanings specified below in this Section 1. For convenience of reference only, the following terms are defined for use in this Agreement. Terms that are defined or explained in the Act (as defined below) shall have the meaning given them in the Act. Where industry standard sources, such as Bellcore materials are referenced in a definition, that definition shall incorporate any additional explanations or standards set forth in those sources.

       1.1 "Act" means the Communications Act of 1934 (47 U.S.C. 151 ET. SEQ.), as amended by the Telecommunications Act of 1996, and as from time to time interpreted in the duly authorized rules and regulations of the FCC or the Commission.

       1.2 "ADSL" or "Asymmetrical Digital Subscriber Line" means a transmission technology which transmits an asymmetrical digital signal of up to 6 mbps to the Customer and up to 640 kbps from the Customer.

       1.3 "Agreement" means this Interconnection Agreement under Sections 251 and 252 of the Act and all Exhibits, Schedules, addenda, and attachments referenced herein and/or appended hereto.

       1.4 "Ancillary Traffic," means all traffic that is destined for ancillary services, or that may have special billing requirements, including but not limited to the following: LSV/VCI, Directory Assistance, 911/E911, Operator Services (IntraLATA call completion), IntraLATA third party, collect and calling card, 800/888 database query, LIDB, and information services requiring special billing.

       1.5 "Applicable Laws" means all laws, regulations, and orders applicable to each Party's performance of its obligations hereunder.

       1.6 "As Defined in the Act" means as specifically defined by the Act and as from time to time interpreted in the duly authorized rules and regulations of the FCC or the Commission.

       1.7 "As Described in the Act" means as described in or required by the Act and as from time to time interpreted in the duly authorized rules and regulations of the FCC or the Commission.

       1.8 "Automatic Number Identification" or "ANI" means a signaling parameter which refers to the number transmitted through a network identifying the billing number of the calling party.

       1.8.A "Bona Fide Request" or "BFR" means the process described on Exhibit B that prescribes the terms and conditions relating to a Party's request that the other Party provide a BFR Item (as defined in Exhibit B) not otherwise provided by the terms of this Agreement.

       1.9 "Calling Party Number" or "CPN" is a Common Channel Signaling ("CCS") parameter which refers to the number transmitted through a network identifying the calling party.

       1.10 "Central Office Switch" means a switch used to provide Telecommunications Services, including, but not limited to:

              (a) "End Office Switch" or "End Office" is a switching entity that is used to terminate Customer station Loops for the purpose of interconnection to each other and to trunks; and

              (b) "Tandem Switch" or "Tandem Office" or "Tandem" is a switching entity that has billing and recording capabilities and is used to connect and switch trunk circuits between and among End Office Switches and between and among End Office Switches and carriers' aggregation points, points of termination, or points of presence, and to provide Switched Exchange Access Services.

       A Central Office Switch may also be employed as a combination End Office/Tandem Office Switch.

       1.11 "CLASS Features" means certain CCS-based features available to Customers including, but not limited to: Automatic Call Back; Call Trace; Caller Identification, and future offerings.

       1.12 "Collocation" means an arrangement whereby one Party's (the "Collocating Party") facilities are terminated in equipment necessary for Interconnection or for access to Network Elements offered by the second Party on an unbundled basis that has been installed and maintained at the premises of a second Party (the "Housing Party"). For purposes of Collocation, the "premises" of a Housing Party is limited to a Housing Party Wire Center, other mutually agreed-upon locations of the Housing Party, or any other location for which Collocation has been agreed to by the parties or ordered by the FCC or Commission. Collocation may be "physical" or "virtual". In "Physical Collocation," the Collocating Party installs and maintains its own equipment in the Housing Party's premises. In "Virtual Collocation," the Housing Party owns, installs, and maintains equipment dedicated to use by the Collocating Party in the Housing Party's premises. BA currently provides Collocation under terms, rates, and conditions as described in tariffs on file or soon to be filed with the FCC and the Commission. Upon request by either Party, BA and ACI will address the provision of additional types of Collocation arrangements, including additional physical locations and alternative utilizations of space and facilities.

       1.13   "Commission" means the Pennsylvania Public Utility Commission.

       1.14 "Common Channel Signaling" or "CCS" means a method of transmitting call set-up and network control data over a digital signaling network separate from the public switched telephone network facilities that carry the actual voice or data traffic of the call. "SS7" means the common channel out of band signaling protocol developed by the Consultative Committee for International Telephone and Telegraph ("CCITT") and the American National Standards Institute ("ANSI"). BA and ACI currently utilize this out-of-band signaling protocol. "CCSAC" or "CCSAS" means the common channel signaling access connection or service, respectively, which connects one Party's signaling point of interconnection ("SPOI") to the other Party's STP for the exchange of SS7 messages.

       1.15 "Competitive Local Exchange Carrier" or "CLEC" means any Local Exchange Carrier other than BA, operating as such in BA's certificated territory in Pennsylvania. ACI is a CLEC.

       1.16 "Cross Connection" means a jumper cable or similar connection provided pursuant to Collocation at the digital signal cross connect, Main Distribution Frame or other suitable frame or panel between (i) the Collocating Party's equipment and (ii) the equipment or facilities of the Housing Party.

       1.17 "Customer" means a third-party residence or business end-user subscriber to Telecommunications Services provided by either of the Parties. Where appropriate in the context of a particular provision, a "subscriber" shall include end users at remote subscriber locations whose telephone service is billed to the subscriber, including but not limited to homes of the subscriber's employees; provided, however, that in no event shall any interpretation of this term change the classification of any traffic, whether from toll to local or from intraLATA toll to interLATA toll, or otherwise.

       1.17.A "Customer Proprietary Network Information" or "CPNI" is As Defined in the Act.

       1.18   "Dialing Parity" is As Defined in the Act.

       1.19 "Digital Signal Level" means one of several transmission rates in the time-division multiplex hierarchy.

       1.20 "Digital Signal Level 0" or "DS0" means the 64 Kbps zero-level signal in the time-division multiplex hierarchy.

       1.21 "Digital Signal Level 1" or "DS1" means the 1.544 Mbps first-level signal in the time-division multiplex hierarchy. In the time-division multiplexing hierarchy of the telephone network, DS1 is the initial level of multiplexing.

       1.22 "Digital Signal Level 3" or "DS3" means the 44.736 Mbps third-level in the time-division multiplex hierarchy. In the time-division multiplexing hierarchy of the telephone network, DS3 is defined as the third level of multiplexing.

       1.22A "Digital Subscriber Line", "DSL", and "xDSL" mean a family of transmission technologies that transmit digital signal to and from the Customer at varying speeds, both symmetrical and asymmetrical.

       1.23   "Exchange Access" is As Defined in the Act.

       1.24 "Exchange Message Record" or "EMR" means the standard used for exchange of telecommunications message information among Local Exchange Carriers for billable, non-billable, sample, settlement, and study data. EMR format is contained in BR-010-200-010 CRIS Exchange Message Record, a Bell Communications Research, Inc. ("Bellcore") document that defines industry standards for Exchange Message Records.

       1.25   "FCC" means the Federal Communications Commission.

       1.26 "FCC Regulations" means Title 47 of the Code of Federal Regulations, including but not limited to the amendments adopted in, and the additional requirements of, the First Report and Order In the Matter of Implementation of the Local Competition Provisions in the Telecommunications Act of 1996 and Interconnection between Local Exchange and Commercial Mobile Radio Service Providers, CC Docket Nos. 96-98 and 95-185, adopted on August 1, 1996 and released on August 8, 1996, and the Second Report and Order and Memorandum Opinion and Order, CC Docket Nos. 96-98, 95-185, and 92-237, adopted and released on August 8, 1996, as each may be amended, stayed, voided, repealed, or supplemented from time to time.

       1.27 "HDSL" or "High-Bit Rate Digital Subscriber Line" means a transmission technology which transmits up to 784 kbps simultaneously in both directions on a two-wire channel using a 2 Binary / 1 Quartenary ("2B1Q") line code.

       1.28 "Incumbent Local Exchange Carrier" or "ILEC" is As Defined in the Act. For purposes of this Agreement, BA is an Incumbent Local Exchange Carrier.

       1.29 "Independent Telephone Company" or "ITC" means any entity other than BA which, with respect to its operations within the Commonwealth of Pennsylvania, is an Incumbent Local Exchange Carrier.

       1.30 "Information Service Traffic" means Local Traffic or IntraLATA Toll Traffic which originates on a Telephone Exchange Service line and which is addressed to an information service provided over a Party's information services platform (E.G., 540, 550, 556, 846, 936, and 970).

       1.30.A "Inside Wire" or "Inside Wiring" means all wire, cable, terminals, hardware, and other equipment or materials on the Customer's side of the Rate Demarcation Point.

       1.31 "Integrated Digital Loop Carrier" or "IDLC" means a subscriber loop carrier system which integrates within the switch at a DS1 level that is twenty-four (24) loop transmission paths combined into a 1.544 Mbps digital signal.

       1.32. "Integrated Services Digital Network" or "ISDN" means a switched network service providing end-to-end digital connectivity for the simultaneous transmission of voice and data. Basic Rate Interface-ISDN ("BRI-ISDN") provides for digital transmission of two 64 kbps bearer channels and one 16 kbps data and signaling channel (2B+D). Primary Rate Interface-ISDN ("PRI-ISDN") provides for digital transmission of twenty three (23) 64 kbps bearer channels and one (1) 64 kbps data and signaling channel (23 B+D).

       1.33 "Interconnection" is As Described in the Act, and means the connection of separate pieces of equipment or transmission facilities within, between, or among networks. The architecture of Interconnection may include, but is not limited to, Collocation Arrangements, entrance facilities, and Mid-Span Meet arrangements.

       1.34 "Interexchange Carrier" or "IXC" means a carrier that provides, directly or indirectly, interLATA or intraLATA Telephone Toll Services.

       1.35 "Interim Number Portability" or "INP" means the use of existing and available call routing, forwarding, and addressing capabilities (E.G. remote call forwarding) to enable a Customer to receive Telephone Exchange Service provided by any Local Exchange Carrier operating within the exchange area with which the Customer's telephone number(s) is associated, without having to change the telephone number presently assigned to the Customer and regardless of whether the Customer's chosen Local Exchange Carrier is the carrier that originally assigned the number to the Customer.

       1.36   "InterLATA" is As Defined in the Act.

       1.37 "IntraLATA Toll Traffic" means those intraLATA calls that are not defined as Local Traffic in this Agreement.

       1.38 "Line Side" means an End Office Switch connection that provides transmission, switching and optional features suitable for Customer connection to the public switched network, including loop start supervision, ground start supervision, and signaling for basic rate ISDN service.

       1.39 "Line Status Verification" or "LSV" means an operator request for a status check on the line of a called party. The request is made by one Party's operator to an operator of the other Party. The verification of the status check is provided to the requesting operator.

       1.40   "Local Access and Transport Area" or "LATA" is As Defined in the
Act.

       1.41 "Local Exchange Carrier" or "LEC" is As Defined in the Act. The Parties to this Agreement are or will shortly become Local Exchange Carriers.

       1.42 "Local Serving Wire Center" means a Wire Center that (i) serves the area in which the other Party's or a third party's Wire Center, aggregation point, point of termination, or point of presence is located, or any Wire Center in the LATA in which the other Party's Wire Center, aggregation point, point of termination or point of presence is located in which the other Party has established a Collocation Arrangement or is purchasing an entrance facility, and
(ii) has the necessary multiplexing capabilities for providing transport services.

       1.43 "Local Telephone Number Portability" or "LTNP" means "number portability" As Defined in the Act.

       1.44 "Local Traffic," means traffic that is originated by a Customer of one Party on that Party's network and terminates to a Customer of the other Party on that other Party's network, within a given local calling area, or expanded area service ("EAS") area, as defined in BA's effective Customer tariffs, or, if the Commission has defined local calling areas applicable to all LECs, then as so defined by the Commission.

       1.45 "Main Distribution Frame" or "MDF" means the primary point at which outside plant facilities terminate within a Wire Center, for interconnection to other telecommunications facilities within the Wire Center.

       1.46 "MECAB" means the Multiple Exchange Carrier Access Billing (MECAB) document prepared by the Billing Committee of the Ordering and Billing Forum ("OBF"), which functions under the auspices of the Carrier Liaison Committee ("CLC") of the Alliance for Telecommunications Industry Solutions ("ATIS"). The MECAB document, published by Bellcore as Special Report SR-BDS-000983, contains the recommended guidelines for the billing of an Exchange Access service provided by two or more LECs, or by one LEC in two or more states, within a single LATA.

       1.47 "MECOD" means the Multiple Exchange Carriers Ordering and Design (MECOD) Guidelines for Access Services - Industry Support Interface, a document developed by the Ordering/Provisioning Committee under the auspices of OBF. The MECOD document, published by Bellcore as Special Report SR-STS-002643, establishes methods for processing orders for Exchange Access service which is to be provided by two or more LECs.

       1.48 "Meet-Point Billing" or "MPB" means an arrangement whereby two or more LECs jointly provide to a third party the transport element of a Switched Exchange Access Service to one of the LECs' End Office Switches, with each LEC receiving an appropriate share of the transport element revenues as defined by their effective Exchange Access tariffs. "Meet-Point Billing Traffic" means traffic that is subject to an effective Meet-Point Billing arrangement.

       1.49 "Mid-Span Meet" means an Interconnection architecture whereby two carriers' transmission facilities meet at a mutually agreed-upon point of Interconnection utilizing a fiber hand-off and, at the delivering carrier's option, may interface with such carrier's collocated equipment to gain access to unbundled elements.

       1.50 "Multiple Bill/Single Tariff" or "Multiple Bill/Multiple Tariff" means the MPB method whereby each LEC prepares and renders its own meet point bill in accordance with its own Tariff(s) for the portion of the jointly-provided Switched Exchange Access Service which the LEC provides.

       1.51   "Network Element" is As Defined in the Act.

       1.52 "Network Interface Device" or "NID" means the BA-provided interface terminating BA's telecommunications network on the property where the Customer's service is located at a point determined by BA. The NID contains a FCC Part 68 registered jack from which Inside Wire may be connected to BA's network.

       1.53 "North American Numbering Plan" or "NANP" means the numbering plan used in the United States that also serves Canada, Bermuda, Puerto Rico and certain Caribbean Islands. The NANP format is a 10-digit number that consists of a 3-digit NPA code (commonly referred to as the area code), followed by a 3-digit NXX code and 4-digit line number.

       1.54. "Numbering Plan Area" or "NPA" is also sometimes referred to as an area code. There are two general categories of NPAs, "Geographic NPAs" and "Non-Geographic NPAs." A Geographic NPA is associated with a defined geographic area, and all telephone numbers bearing such NPA are associated with services provided within that geographic area. A Non-Geographic NPA, also known as a "Service Access Code" or "SAC Code," is typically associated with a specialized telecommunications service which may be provided across multiple geographic NPA areas; 800, 900, 700, 500 and 888 are examples of Non-Geographic NPAs.

       1.55 "NXX," "NXX Code," or "End Office Code" means the three digit switch entity indicator (I.E. the first three digits of a seven digit telephone number).

       1.56 "Permanent Number Portability" or "PNP" means the use of a database or other technical solution that comports with regulations issued by the FCC to provide LTNP for all customers and service providers.

       1.57 "Port Element" or "Port" means a line card (or equivalent) and associated peripheral equipment on an End Office Switch which serves as the Interconnection between individual loops or individual Customer trunks and the switching components of an End Office Switch and the associated switching functionality in that End Office Switch. Each Port is typically associated with one (or more) telephone number(s) which serves as the Customer's network address. The Port Element is part of the provision of unbundled local Switching Element.

       1.58 "Rate Center Area" or "Exchange Area" means the geographic area that has been identified by a given LEC as being associated with a particular NPA-NXX code assigned to the

LEC for its provision of Telephone Exchange Services. The Rate Center Area is the exclusive geographic area which the LEC has identified as the area within which it will provide Telephone Exchange Services bearing the particular NPA-NXX designation associated with the specific Rate Center Area. A "Rate Center Point" is a specific geographic point, defined by a V&H coordinate, located within the Rate Center Area and used to measure distance for the purpose of billing Customers for distance-sensitive Telephone Exchange Services and Toll Traffic.

       1.59 "Rate Demarcation Point" means the Minimum Point of Entry ("MPOE") of the property or premises where the Customer's service is located as determined by BA. This point is where network access recurring charges and BA responsibility stop and beyond which Customer responsibility begins.

       1.60 "Rating Point" or "Routing Point" means a specific geographic point identified by a specific V&H coordinate. The Rating Point is used to route inbound traffic to specified NPA-NXXs and to calculate mileage measurements for distance-sensitive transport charges of switched access services. Pursuant to Bellcore Practice BR-795-100-100, the Rating Point may be an End Office location, or a "LEC Consortium Point of Interconnection."
Pursuant to that same Bellcore Practice, examples of the latter shall be designated by a common language location identifier (CLLI) code with (x)KD in positions 9, 10, 11, where (x) may be any alphanumeric A-Z or 0-9. The Rating Point/Routing Point must be located within the LATA in which the corresponding NPA-NXX is located. However, the Rating Point/Routing Point associated with each NPA-NXX need not be the same as the corresponding Rate Center Point, nor must it be located within the corresponding Rate Center Area, nor must there be a unique and separate Rating Point corresponding to each unique and separate Rate Center.

       1.61 "Reciprocal Compensation" is As Described in the Act, and refers to the payment arrangement set forth in subsection 5.7 below.

       1.62 "Service Control Point" or "SCP" means the node in the common channel signaling network to which informational requests for service handling, such as routing, are directed and processed. The SCP is a real time database system that, based on a query from a service switching point and via a Signaling Transfer Point, performs subscriber or application-specific service logic, and then sends instructions back to the SSP on how to continue call processing.

       1.63 "Signaling Transfer Point" or "STP" means a specialized switch that provides SS7 network access and performs SS7 message routing and screening.

       1.64 "Switched Access Detail Usage Data" means a category 1101XX record as defined in the EMR Bellcore Practice BR-010-200-010.

       1.65 "Switched Access Summary Usage Data" means a category 1150XX record as defined in the EMR Bellcore Practice BR-010-200-010.

       1.66 "Switched Exchange Access Service" means the offering of transmission and switching services for the purpose of the origination or termination of Toll Traffic. Switched Exchange Access Services include but may not be limited to: Feature Group A, Feature Group B, Feature Group D, 700 access, 800 access, 888 access, and 900 access.

       1.67 "Switching Element" is the unbundled Network Element that provides a CLEC the ability to use switching functionality in a BA End Office switch, including all vertical services that are available on that switch, to provide Telephone Exchange Service to its end user customer(s). The Switching Element will be provisioned with a Port Element, which provides line side access to the Switching Element.

       1.68 "Tariff" means any applicable federal or state tariff of a Party, or standard agreement or other document that sets forth the generally available terms and conditions, each as may be amended by the Party from time to time, under which a Party offers a particular service, facility, or arrangement. A Tariff shall not include BA's "Statement of Generally Available Terms and Conditions for Interconnection, Unbundled Network Elements, Ancillary Services and Resale of Telecommunications Services" which has been approved or is pending approval by the Commission pursuant to Section 252(f) of the Communications Act of 1934, 47 U.S.C. Section 252(f).

       1.69   "Technically Feasible Point" is As Described in the Act.

       1.70   "Telecommunications" is As Defined in the Act.

       1.71 "Telecommunications Act" means the Telecommunications Act of 1996 and any rules and regulations promulgated thereunder.

       1.72   "Telecommunications Carrier" is As Defined in the Act.

       1.73   "Telecommunications Service" is As Defined in the Act.

       1.74 "Telephone Exchange Service," sometimes also referred to as "Exchange Service," is As Defined in the Act. Telephone Exchange Service generally provides the Customer with a telephonic connection to, and a unique telephone number address on, the public switched telecommunications network, and enables such Customer to place or receive calls to all other stations on the public switched telecommunications network.

       1.75   [Reserved]

       1.76 "Toll Traffic" means traffic that is originated by a Customer of one Party on that Party's network and terminates to a Customer of the other Party on that Party's network and is not Local Traffic or Ancillary Traffic. Toll Traffic may be either "IntraLATA Toll Traffic" or "InterLATA Toll Traffic," depending on whether the originating and terminating points are within the same LATA.

       1.77 "Transit Traffic" means any traffic that originates from or terminates at ACI's network, "transits" BA's network substantially unchanged, and terminates to or originates from a third carrier's network, as the case may be. "Transit Traffic Service" provides ACI with the ability to use its connection to a BA Tandem for the delivery of calls which originate or terminate with ACI and terminate to or originate from a carrier other than BA, such as another CLEC, a LEC other than BA, or a wireless carrier. In these cases, neither the originating nor terminating Customer is a Customer of BA. This service is provided through BA's Tandems and applies only where the terminating End Office of the third carrier subtends the BA Tandem. "Transit Traffic" and "Transit Traffic Service" do not include or apply to traffic that is subject to an effective Meet-Point Billing arrangement.

       1.78 "Trunk Side" means a Central Office Switch connection that is capable of, and has been programmed to treat the circuit as, connecting to another switching entity (E.G. another carrier's network). Trunk Side connections offer those transmission and signaling features appropriate for the connection of switching entities.

       1.79 "Unbundled Local Loop Element" or "ULL" means a transmission path that extends from a Main Distribution Frame, DSX-panel, or functionally comparable piece of equipment in the Customer's serving End Office to the Rate Demarcation Point (or network interface device (NID) if installed) in or at a Customer's premises. The actual loop transmission facilities used to provide an ULL may utilize any of several technologies.

       1.80 "Verification with Call Interruption" or "VCI" means a service that may be requested and provided when Line Status Verification has determined that a line is busy due to an ongoing call. VCI is an operator interruption of that ongoing call to inform the called party that a calling party is seeking to complete his or her call to the called party.

       1.81 "Voice Grade" means either an analog signal of 300 to 3000 Hz or a digital signal of 56/64 kilobits per second. When referring to digital voice grade service (a 56/64 kbps channel), the terms "DS-0" or "sub-DS-1" may also be used.

       1.82 "Wire Center" means a building or portion thereof in which a Party has the exclusive right of occupancy and which serves as a Routing Point for Switched Exchange Access Service.


2.0    INTERPRETATION AND CONSTRUCTION.

       2.1 All references to Sections, Exhibits and Schedules shall be deemed to be references to Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. The headings used in this Agreement are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning of this Agreement. Unless the context shall otherwise require, any reference to any agreement, other instrument (including BA or other third party offerings, guides or practices), statute, regulation, rule or tariff is to such agreement, instrument, statute, regulation, or rule or tariff as amended and supplemented from time to time (and, in the case of a statute, regulation, rule or tariff, to any successor provision).

       2.2 Subject to the terms set forth in Section 20 regarding rates and charges, each Party hereby incorporates by reference those provisions of its tariffs that govern the provision of any of the services or facilities provided hereunder. If any provision of this Agreement and an applicable tariff cannot be reasonably construed or interpreted to avoid conflict, the provision contained in this Agreement shall prevail, provided that in all cases the more specific shall prevail over the more general. If any provision contained in this main body of the Agreement and any Schedule or Exhibit hereto cannot be reasonably construed or interpreted to avoid conflict, the provision contained in this main body of the Agreement shall prevail. The fact that a condition, right, obligation, or other term appears in this Agreement but not in any such tariff shall not be interpreted as, or be deemed grounds for finding, a conflict for purposes of this Section 2.


3.0    INTERCONNECTION ACTIVATION DATES AND IMPLEMENTATION SCHEDULE.

       Subject to the terms and conditions of this Agreement, each Party shall exercise its best efforts to adhere to the Interconnection Activation Dates and Network Implementation Schedule set forth in Schedule 3.0, and to provide fully operational service predominantly over its own Telephone Exchange Service facilities to business and residential Customers as soon as reasonably practicable following the achievement of the milestones in said Schedule for each listed LATA in Pennsylvania. Schedule 3.0 may be revised and supplemented from time to time upon the mutual agreement of the Parties to reflect the intention of the Parties to interconnect in additional LATAs pursuant to subsection 4.4 by attaching one or more supplementary schedules to Schedule 3.0. The Parties agree that the performance of this Agreement is in satisfaction of BA's obligation to provide Interconnection under
Section 251 of the Act.   ACI represents that it is, or intends to become, a
provider of Telephone Exchange Service to residential and business subscribers offered exclusively over its own Telephone Exchange Service facilities or predominantly over its own Telephone Exchange Service facilities in combination with the use of unbundled Network Elements purchased from another entity and the resale of the Telecommunications Services of other carriers.

4.0    INTERCONNECTION PURSUANT TO SECTION 251(c)(2)

       The types of Traffic to be exchanged under this Agreement shall be Local Traffic, IntraLATA Toll (and InterLATA Toll, as applicable) Traffic, Transit Traffic, Meet Point Billing Traffic, and Ancillary Traffic. Subject to the terms and conditions of this Agreement, Interconnection of the Parties facilities and equipment for the transmission and routing of Local Traffic and Toll Traffic pursuant to this Section 4 shall be established on or before the corresponding "Interconnection Activation Date" shown for each such LATA within Pennsylvania on Schedule 3.0 and in accordance with the standards set forth in subsection 10.2.

Both Schedule 3.0 and Schedule 4.0 may be revised and supplemented from time to time upon the mutual agreement of the Parties to reflect additional or changed Interconnection Points in Pennsylvania by attaching one or more supplementary addenda to such Schedule.

       4.1    SCOPE

              4.1.1 Section 4 describes the architecture for Interconnection of the Parties' facilities and equipment over which the Parties shall configure the following separate and distinct trunk groups, provided however, that this provision does not require physically separate trunk groups:

              TRAFFIC EXCHANGE TRUNKS for the transmission and routing of terminating Local Traffic, Transit Traffic, translated LEC IntraLATA 800/888 traffic, IntraLATA Toll Traffic, and, where agreed to between the Parties and as set forth in subsection 4.2.8 below, InterLATA Toll Traffic between their respective Telephone Exchange Service customers pursuant to Section 251 (c)(2) of the Act, in accordance with Section 5 below;

              ACCESS TOLL CONNECTING TRUNKS for the transmission and routing of Exchange Access traffic, including translated InterLATA 800/888 traffic, between ACI Telephone Exchange Service customers and purchasers of Switched Exchange Access Service via a BA Tandem, pursuant to Section 251(c)(2) of the Act, in accordance with
              Section 6 below;

              INFORMATION SERVICES TRUNKS for the transmission and routing of terminating Information Services Traffic in accordance with
              Section 7 below;

              LSV/VCI TRUNKS for the transmission and routing of terminating LSV/VCI traffic, in accordance with Section 7 below;

              911/E911 TRUNKS for the transmission and routing of terminating E911/911 traffic, in accordance with Section 7 below;

              DIRECTORY ASSISTANCE TRUNKS for the transmission and routing of terminating directory assistance traffic, in accordance with subsection 19.4 below; and

              OPERATOR SERVICES (INTRALATA CALL COMPLETION) TRUNKS for the transmission and routing of terminating IntraLATA call completion traffic, in accordance with subsection 19.4 below.

              CHOKE TRUNKS for traffic congestion and testing.

              4.1.2 Consistent with Section 251 of the Act, this Agreement provides for Interconnection to each other's networks at technically feasible points. For the purposes of this

Agreement, the Parties agree that Interconnection for the transport and termination of traffic may take place, in the case of BA, at a terminating End Office, a Tandem, a Local Serving Wire Center and/or other points as specified herein, and, in the case of ACI, at a Central Office and/or other points as specified herein, and, in the case of both Parties, any mutually agreed-upon Mid-Span Meet arrangement as provided in Section 4.3 below. For purposes of Interconnection, if ACI delivers traffic to BA at a BA End Office or Tandem point of Interconnection other than the terminating End Office or Tandem subtended by the terminating End Office, then such point of Interconnection shall be deemed to be a Local Serving Wire Center. In such instances and whenever ACI utilizes a Local Serving Wire Center as point of Interconnection, ACI shall designate that such traffic be transported via a separate trunk group to the BA Tandem that is subtended by the applicable terminating End Office. In such cases, the BA Tandem subtended by the terminating End Office will serve as the BA-IP (as defined below). The Parties further agree that they will work together in good faith to establish, via the Bona Fide request process, or such other process as the Parties agree on, additional technically feasible points of interconnection other than those specifically set forth in this Agreement, to exchange traffic pursuant to this Section 4.0.

              4.1.3 The Parties shall establish interconnection points (collectively, the "Interconnection Points" or "IPs") at the available locations designated in Schedule 4.0. The mutually agreed-upon IPs on the ACI network at which ACI will provide transport and termination of traffic shall be designated as the ACI Interconnection Points ("ACI-IPs"); the mutually agreed-upon IPs on the BA network shall be designated as the BA Interconnection Points ("BA-IPs") and shall be either a BA terminating End Office or Tandem.

              4.1.4 In the event either Party fails to make available a geographically relevant End Office or functional equivalent as an IP on its network to the other Party, the other Party may, at any time, request that the first Party establish such additional technically feasible IP(s). Such requests shall be made as a part of the Joint Process established pursuant to subsection 10.1; provided, however, that the Parties shall commence negotiations to determine the technically feasible and geographically relevant location(s) of the additional IP(s) as soon as reasonably practicable following a Party's request therefor. If, after sixty (60) days following said request, the Parties have been unable to reach agreement on the additional Interconnection Points, then either Party may file a complaint with the Commission to resolve such impasse or pursue with any other remedy available under law or equity. For purposes of this subsection 4.1.4, a "geographically relevant" IP shall mean an IP that is located within the BA local calling area of equivalent BA end user customers, but no greater than twenty five (25) miles from the BA Rate Center Point of the BA NXX serving the equivalent relevant end user customers, or, with the mutual agreement of the Parties, an existing and currently utilized IP within the LATA but outside the foregoing BA local calling area and/or twenty five (25) mile radius. "Equivalent" customers shall mean customers served by either Party at the same physical location.

              4.1.5 In recognition of the large number and variety of BA-IPs available for use by ACI, ACI's ability to select from among those points to minimize the amount of transport it needs to provide or purchase, and the fewer number of ACI-IPs available to BA to select from for similar purposes, and as an express condition of BA's making its LSWCs available to ACI as points of Interconnection pursuant to subsection 4.1.2 above, ACI shall charge BA no more than ACI's Tariffed non-distance sensitive entrance facility charge for the transport of traffic from a BA-IP to a ACI-IP in any given LATA. The Parties may by mutual agreement establish additional Interconnection Points at any technically feasible points consistent with the Act.

              4.1.6 The Parties shall configure separate trunk groups (as described in subsection 4.1.1 above) for traffic from ACI to BA, and for traffic from BA to ACI, respectively; however, the trunk groups shall be equipped as two-way trunks for testing purposes. As provided in Section 10 below, the Parties agree to consider as part of the Joint Process the feasibility of combining any of the separate trunk groups into a single two-way trunk group.

       4.2    PHYSICAL ARCHITECTURES

              4.2.1 In each LATA identified in Schedule 4.0, the Parties shall utilize the ACI-IP(s) and BA-IP(s) designated in such Schedule as the points from which each Party will provide the transport and termination of traffic.

              4.2.2 ACI shall have the sole right and discretion to specify any of the following methods for interconnection at any of the BA-IPs:

              (a) a Physical or Virtual Collocation facility ACI establishes at the BA-IP;

              (b) a Physical or Virtual Collocation facility established separately at the BA-IP by a third party with whom ACI has contracted for such purposes; and/or

              (c) an entrance facility, either copper or fiber, or fiber, at ACI's request and as mutually agreed, and transport (where applicable) leased from BA (and any necessary multiplexing), where such facility extends to the BA-IP from a mutually agreed to point on ACI's network.

              4.2.3 ACI shall provide its own facilities or purchase necessary transport for the delivery of traffic to any Collocation arrangement it establishes at a BA-IP pursuant to Section 13. BA shall provide the transport and termination of the traffic beyond the BA-IP.

              4.2.4 ACI may order from BA any of the Interconnection methods specified above in accordance with the order intervals and other terms and conditions, including, without limitation, rates and charges, set forth in this Agreement, in any applicable Tariff(s), or as may be subsequently agreed to between the Parties.

              4.2.5 BA shall have the sole right and discretion to specify any one of the following methods for Interconnection at any of the ACI-IPs:

              (a) upon reasonable notice to ACI, a Physical Collocation facility BA establishes at the ACI-IP;

              (b) a Physical or Virtual Collocation facility established separately at the ACI-IP by a third party with whom BA has contracted for such purposes; and/or

              (c) an entrance facility leased from ACI (and any necessary multiplexing), where such facility extends to the ACI-IP from a mutually agreed upon point on BA's network.

              4.2.6 BA shall provide its own facilities or purchase necessary transport for the delivery of traffic to any Collocation arrangement it establishes at an ACI-IP pursuant to Section 13. ACI shall provide the transport and termination of the traffic beyond the ACI-IP.

              4.2.7 BA may order from ACI any of the Interconnection methods specified above in accordance with the order intervals and other terms and conditions, including, without limitation, rates and charges, set forth in this Agreement, in any applicable Tariff(s), or as may be subsequently agreed to between the Parties.

              4.2.8 Under any of the architectures described in this subsection 4.2, either Party may utilize the Traffic Exchange Trunks for the termination of InterLATA Toll Traffic in accordance with the terms contained in Section 5 below and pursuant to the other Party's Switched Exchange Access Service tariffs. The other Party's Switched Exchange Access Service rates shall apply to such Traffic.

       4.3    MID-SPAN MEETS

              4.3.1 In addition to the foregoing methods of Interconnection, the Parties may agree, at either Party's request at any time, to establish (i) a Mid-Span Meet arrangement in accordance with the terms of this subsection 4.3 that utilizes either wireless or wireline transmission facilities, or a combination of both, or (ii) a SONET backbone with an electrical interface at the DS-3 level where and on the same terms BA offers such SONET services to other carriers. In the event the Parties agree to adopt a Mid-Span Meet arrangement that utilizes both wireless and wireline facilities, ACI agrees to bear all expenses associated with the purchase of equipment, materials, or services necessary to facilitate a wireless to wireline meet up to and including the optical to electrical multiplexer necessary to effect a fiber hand-off to BA.

              4.3.2 The establishment of any Mid-Span Meet arrangement is expressly conditioned upon the Parties' reaching prior agreement on appropriate sizing and forecasting, equipment, ordering, provisioning, maintenance, repair, testing, augment, and compensation procedures and arrangements, reasonable distance limitations, and on any other arrangements necessary to implement the Mid-Span Meet arrangement. Any Mid-Span Meet arrangement requested at a third-party premises is expressly conditioned on the Parties' having sufficient capacity at the requested location to meet such request, on unrestricted 24-hour access for both

Parties to the requested location, on other appropriate protections as deemed necessary by either Party, and on an appropriate commitment that such access and other arrangements may not be restricted for a reasonable period.

       4.3.3 Mid-Span Meet arrangements shall be used only for the termination of Local Traffic and IntraLATA Toll Traffic unless and until such time as the Parties have agreed to appropriate compensation arrangements relating to the exchange of other types of traffic over such Mid-Span Meet, and only where facilities are available. Any agreement to access unbundled Network Elements via a Mid-Span Meet arrangement shall be conditioned on the resolution of the technical and other issues described in this subsection 4.3, resolution by the joint operations team of additional issues (such as inventory and testing procedures unique to the provision of unbundled Network Elements via a Mid-Span
Meet), and, as necessary, completion of a joint operational and technical test. In addition, access to unbundled Network Elements via a Mid-Span Meet arrangement for access to such Elements, shall be limited to that which is required by Applicable Laws, and shall be subject to full compensation of all relevant costs (as defined in the FCC Regulations) by the requesting Party to the other Party.

       4.4    INTERCONNECTION IN ADDITIONAL LATAS

              4.4.1 If ACI determines to offer Telephone Exchange Services in any LATA not listed in Schedule 3.0 in which BA also offers Telephone Exchange Services, ACI shall provide written notice to BA of the need to establish Interconnection in such LATA pursuant to this Agreement.

              4.4.2 The notice provided in subsection 4.4.1 shall include (i) the initial Routing Point ACI has designated in the new LATA; (ii) ACI's requested Interconnection Activation Date (and related milestone dates in accordance with the format in Schedule 3.0); and (iii) a non-binding forecast of ACI's trunking requirements.

              4.4.3 Unless otherwise agreed to by the Parties, the Parties shall designate the Wire Center(s) ACI has identified as its initial Routing Point(s) in the LATA as the ACI-IP(s) in that LATA and shall designate mutually agreed upon BA Local Serving Wire Center(s) that houses a Tandem Office within the LATA nearest to the ACI-IP (as measured in airline miles utilizing the V&H coordinates method) as the BA-IP(s) in that LATA, provided that, for the purpose of charging for the transport of traffic from the BA-IP to the ACI-IP, the ACI-IP shall be no further than an entrance facility away from the BA-IP.

              4.4.4 The Parties shall agree upon an addendum to Schedule 3.0 to reflect the schedule applicable to each new LATA requested by ACI; provided, however, that unless agreed by the Parties, the Interconnection Activation Date in a new LATA shall not be earlier than forty-five (45) days after receipt by BA of all complete and accurate trunk orders and routing information. Within ten
(10) business days of BA's receipt of ACI's notice, BA and ACI shall confirm the BA-IP, the ACI-IP and the Interconnection Activation Date for the new LATA by attaching an addendum to Schedule 3.0.

       4.5    INTERCONNECTION POINTS FOR DIFFERENT TYPES OF TRAFFIC

       Each Party shall make available Interconnection Points and facilities for routing of traffic from those Interconnection Points as designated in Schedule
4.5. Any additional traffic that is not covered in Schedule 4.5 shall be subject to separate negotiations between the Parties, except that (i) either Party may deliver traffic of any type or character to the other Party for termination as long as the delivering Party pays the receiving Party's then current Switched Exchange Access rates for such traffic, and (ii) upon a BONA FIDE request from either Party, the Parties will exercise all reasonable efforts to conclude an agreement covering the exchange of such traffic.


5.0 TRANSMISSION AND ROUTING OF TELEPHONE EXCHANGE SERVICE TRAFFIC PURSUANT TO SECTION 251(c)(2)

       5.1    SCOPE OF TRAFFIC

       Section 5 prescribes parameters for trunk groups (the "Traffic Exchange Trunks") to be effected over the Interconnections specified in Section 4 for the transmission and routing of Local Traffic, Transit Traffic, translated LEC IntraLATA 800/888 traffic, InterLATA Toll Traffic (to the extent applicable), and IntraLATA Toll Traffic between the Parties' respective Telephone Exchange Service Customers.

       5.2    TRUNK GROUP CONNECTIONS AND ORDERING

              5.2.1 Traffic Exchange Trunk group connections will be made at a DS-1 level or higher. Higher speed connections shall be made, when and where available, in accordance with the Joint Implementation and Grooming Process prescribed in Section 10. Ancillary Traffic trunk groups may be made below a DS-1 level, as may be agreed to by the Parties.

              5.2.2 Each Party will identify its Carrier Identification Code, a three or four digit numeric obtained from Bellcore, to the other Party when ordering a trunk group.

       5.3    ADDITIONAL SWITCHING SYSTEM HIERARCHY AND TRUNKING REQUIREMENTS

       For purposes of routing ACI traffic to BA, the subtending arrangements between BA Tandem Switches and BA End Office Switches shall be the same as the Tandem/End Office subtending arrangements BA maintains for the routing of its own or other carriers' traffic. For purposes of routing BA traffic to ACI, the subtending arrangements between ACI Tandem Switches (or functional equivalent) and ACI End Office Switches (or functional equivalent) shall be the same as the Tandem/End Office subtending arrangements (or functional equivalent) which ACI maintains for the routing of its own or other carriers' traffic.

       5.4    SIGNALING

       Each Party will provide the other Party with access to its databases and associated signaling necessary for the routing and completion of the other Party's traffic in accordance with the provisions contained in Section 17 below.

       5.5    GRADES OF SERVICE

       The Parties shall initially engineer and shall jointly monitor and enhance all trunk groups consistent with the Joint Implementation and Grooming Process as set forth in Section 10.

       5.6    MEASUREMENT AND BILLING

              5.6.1 For billing purposes, each Party shall pass Calling Party Number ("CPN") information on each call carried over the Traffic Exchange Trunks at such time as the originating switch is equipped for SS7 and from all switches no later than December 31, 1998. At such time as either Party has the ability, as the Party receiving the traffic, to use such CPN information to classify on an automated basis traffic delivered by the other Party as either Local Traffic or Toll Traffic, such receiving Party shall bill the originating Party the Local Traffic termination rates, Intrastate Exchange Access rates, or Interstate Exchange Access rates applicable to each minute of Traffic for which CPN is passed, as provided in Exhibit A and applicable Tariffs.

              5.6.2 If, under the circumstances set forth in subsection 5.6.1, the originating Party does not pass CPN on up to ten percent (10%) of calls, the receiving Party shall bill the originating Party the Local Traffic termination rates, Intrastate Exchange Access rates, Intrastate/Interstate Transit Traffic rates, or Interstate Exchange Access rates applicable to each minute of traffic, as provided in Exhibit A and applicable Tariffs, for which CPN is passed. For the remaining up to ten percent (10%) of calls without CPN information, the receiving Party shall bill the originating Party for such traffic as Local Traffic termination rates, Intrastate Exchange Access rates, Intrastate/Interstate Transit Traffic rates, or Interstate Exchange Access rates applicable to each minute of traffic, as provided in Exhibit A and applicable Tariffs, in direct proportion to the minutes of use of calls passed with CPN information.

              5.6.3 If the originating Party does not pass CPN on more than ten percent (10%) of calls, or if the receiving Party lacks the ability to use CPN information to classify on an automated basis traffic delivered by the other Party as either Local Traffic or Toll Traffic, and the originating Party chooses to combine Local and Toll Traffic on the same trunk group, it will supply an auditable Percent Local Use ("PLU") report quarterly, based on the previous three months' traffic, and applicable to the following three months. If the originating Party also chooses to combine Interstate and Intrastate Toll Traffic on the same trunk group, it will supply an auditable Percent Interstate Use ("PIU") report quarterly, based on the previous three months' terminating traffic, and applicable to the following three months. In lieu of the foregoing PLU and/or PIU reports, the Parties may agree to provide and accept reasonable surrogate measures for an agreed-upon interim period.

              5.6.4 Measurement of billing minutes for purposes of determining terminating compensation shall be in conversation seconds.

       5.7    RECIPROCAL COMPENSATION ARRANGEMENTS -- SECTION 251(b)(5)

       Reciprocal Compensation arrangements address the transport and termination of Local Traffic. BA's delivery of Traffic to ACI that originated with a third carrier is addressed in subsection 7.3. Where ACI delivers Traffic (other than Local Traffic) to BA, except as may be set forth herein or subsequently agreed to by the Parties, ACI shall pay BA the same amount that such carrier would have paid BA for termination of that Traffic at the location the Traffic is delivered to BA by ACI. Compensation for the transport and termination of traffic not specifically addressed in this subsection 5.7 shall be as provided elsewhere in this Agreement, or if not so provided, as required by the Tariffs of the Party transporting and/or terminating the traffic. BA shall provide notice to ACI of any BA filing to the Commission that would alter the classification of particular traffic as Local or IntraLATA Toll Traffic.

              5.7.1 Nothing in this Agreement shall be construed to limit either Party's ability to designate the areas within which that Party's Customers may make calls which that Party rates as "local" in its Customer Tariffs.

              5.7.2 The Parties shall compensate each other for the transport and termination of Local Traffic in an equal and symmetrical manner at the rates provided in the Detailed Schedule of Itemized Charges (Exhibit A hereto), as may be amended from time to time in accordance with Exhibit A and subsection 20.1.2 below or, if not set forth therein, in the applicable Tariff(s) of the terminating Party, as the case may be. These rates are to be applied at the ACI-IP for traffic delivered by BA, and at the BA-IP for traffic delivered by ACI. No additional charges, including port or transport charges, shall apply for the termination of Local Traffic delivered to the BA-IP or the ACI-IP, except as set forth in Exhibit A. When Local Traffic is terminated over the same trunks as Toll Traffic, any port or transport or other applicable access charges related to the Toll Traffic shall be prorated to be applied only to the Toll Traffic.

              5.7.3 The Parties disagree as to whether traffic that originates on one Party's network and is transmitted to an Internet Service Provider ("ISP") constitutes Local Traffic as defined herein. The issue of whether such traffic constitutes Local on which reciprocal compensation must be paid pursuant to the Act may be considered by the Commission and is presently before the FCC in CCB/CPD 97-30. The Parties agree that the decision of the FCC in that proceeding shall determine whether such traffic is Local Traffic (as defined herein). Absent an FCC determination, any Commission ruling on this issue shall be controlling. If the FCC determines that ISP Traffic is Local Traffic, as defined herein, it shall be compensated as Local Traffic under this Agreement. If the FCC or court of competent jurisdiction determines that ISP Traffic is not Local Traffic, as defined herein, and such decision preempts inconsistent state rulings, the Parties will agree upon appropriate treatment of said traffic for compensation purposes; if the Parties are unable to agree upon an appropriate treatment, either Party may apply to the Commission for a decision on such issue.

              5.7.4 Compensation for transport and termination of all Traffic which has been subject to performance of INP by one Party for the other Party pursuant to Section 14 shall be as specified in subsection 14.5.

              5.7.5 The designation of Traffic as Local or non-Local for purposes of compensation shall be based on the actual originating and terminating points of the complete end-to-end call, regardless of the entities involved in carrying any segment of the call.

              5.7.6 Each Party reserves the right to measure and audit all Traffic, up to a maximum of two audits per calendar year, to ensure that proper rates are being applied appropriately, provided, however, that either Party shall have the right to conduct additional audit(s) if the preceding audit disclosed material errors or discrepancies. Each Party agrees to provide the necessary Traffic data or permit the other Party's recording equipment to be installed for sampling purposes in conjunction with any such audit.

              5.7.7 The Parties will engage in settlements of intraLATA intrastate alternate-billed calls (E.G. collect, calling card, and third-party billed calls) originated or authorized by their respective Customers in Pennsylvania in accordance with the terms of an appropriate IntraLATA Telecommunications Services Settlement Agreement between the Parties substantially in the form appended hereto as Exhibit D.


6.0    TRANSMISSION AND ROUTING OF EXCHANGE ACCESS TRAFFIC PURSUANT TO 251(c)(2)

       6.1    SCOPE OF TRAFFIC

       Section 6 prescribes parameters for certain trunks to be established over the Interconnections specified in Section 4 for the transmission and routing of traffic between ACI Telephone Exchange Service Customers and Interexchange Carriers ("Access Toll Connecting Trunks"), in any case where ACI elects to have its End Office Switch subtend a BA Tandem. This includes casually-dialed (10XXX and 101XXXX) traffic.

       6.2    TRUNK GROUP ARCHITECTURE AND TRAFFIC ROUTING

              6.2.1 ACI shall establish Access Toll Connecting Trunks by which it will provide tandem-transported Switched Exchange Access Services to Interexchange Carriers to enable such Interexchange Carriers to originate and terminate traffic to and from ACI's Customers.

              6.2.2 Access Toll Connecting Trunks shall be used solely for the transmission and routing of Exchange Access to allow ACI's Customers to connect to or be connected to the interexchange trunks of any Interexchange Carrier which is connected to a BA Tandem.

              6.2.3 The Access Toll Connecting Trunks shall be two-way trunks connecting an End Office Switch ACI utilizes to provide Telephone Exchange Service and Switched Exchange Access in a given LATA to a Tandem BA utilizes to provide Exchange Access in such LATA.

              6.2.4 The Parties shall jointly determine which BA Tandem(s) will be subtended by each ACI End Office Switch. ACI's End Office switch shall subtend the BA Tandem that would have served the same rate center on BA's network. Alternative configurations will be discussed as part of the Joint Implementation and Grooming Process.

       6.3    MEET-POINT BILLING ARRANGEMENTS

              6.3.1 ACI and BA will establish Meet-Point Billing arrangements in order to provide a common transport option to Switched Access Services Customers via a Tandem Switch in accordance with the Meet-Point Billing guidelines contained in the OBF's MECAB and MECOD documents, except as modified herein, and BA's Pennsylvania Tariff Number 302, Section 2.4.7. The arrangements described in this Section 6 are intended to be used to provide Switched Exchange Access Service that originates and/or terminates on a Telephone Exchange Service that is provided by either Party, where the transport component of the Switched Exchange Access Service is routed through a Tandem Switch that is provided by BA.

              6.3.2 In each LATA, the Parties shall establish MPB arrangements between the applicable Rating Point/BA Local Serving Wire Center combinations.

              6.3.3 Interconnection for the MPB arrangement shall occur at the BA-IP in the LATA, unless otherwise agreed to by the Parties.

              6.3.4 ACI and BA will use reasonable efforts, individually and collectively, to maintain provisions in their respective state access tariffs, and/or provisions within the National Exchange Carrier Association ("NECA") tariff No. 4, or any successor Tariff sufficient to reflect the MPB arrangements established pursuant to this Agreement.

              6.3.5 Each Party shall implement the "Multiple Bill/Single Tariff" or "Multiple Bill/Multiple Tariff" option, as appropriate, in order to bill an IXC for the portion of the jointly provided telecommunications service provided by that Party.

              6.3.6 The rate elements to be billed by each Party are as set forth in Schedule 6.3. The actual rate values for each Party's affected access service rate element shall be the rates contained in that Party's own effective federal and state access tariffs, or other document that contains the terms under which that Party's access services are offered. The MPB billing percentages for each Rating Point/BA Local Serving Wire Center combination shall be calculated in accordance with the formula set forth in subsection 6.3.17 below.

              6.3.7 Each Party shall provide the other Party with the billing name, billing address, and Carrier Identification Code ("CIC") of the IXC, and identification of the IXC's Local Serving

Wire Center in order to comply with the MPB notification process as outlined in the MECAB document via facsimile or such other media as the Parties may agree to.

              6.3.8 BA shall provide ACI with the Switched Access Detail Usage Data (category 1101XX records) on magnetic tape or via such other media as the Parties may agree to, no later than ten (10) business days after the date the usage occurred.

              6.3.9 ACI shall provide BA with the Switched Access Summary Usage Data (category 1150XX records) on magnetic tape or via such other media as the Parties may agree, no later than ten (10) business days after the date of its rendering of the bill to the relevant IXC, which bill shall be rendered no less frequently than monthly.

              6.3.10  All usage data to be provided pursuant to subsections
6.3.8 and 6.3.9 above shall be sent to the following addresses:

       To ACI:       ACI Corp.
                     c/o Joe D'Angelo
                     7337 South Revere Parkway
                     Englewood, CO  80112

       To BA:        Bell Atlantic
                     Tape Library
                     1500 Tech Center Drive
                     Monroeville, PA 15146

Either Party may change its address for receiving usage data by notifying the other Party in writing.

              6.3.11 Each Party shall coordinate and exchange the billing account reference ("BAR") and billing account cross reference ("BACR") numbers or Operating Company Number ("OCN"), as appropriate, for the MPB Service. Each Party shall notify the other if the level of billing or other BAR/BACR elements change, resulting in a new BAR/BACR number, or if the OCN changes.

              6.3.12 Errors may be discovered by ACI, the IXC or BA. Each Party agrees to provide the other Party with notification of any errors it discovers within two (2) business days of the date of such discovery. In the event of a loss of data, both Parties shall cooperate to reconstruct the lost data and, if such reconstruction is not possible, shall accept a reasonable estimate of the lost data based upon prior usage data.

              6.3.13 Either Party may request a review or audit of the various components of access recording up to a maximum of two (2) audits per calendar year. All costs associated with each review and audit shall be borne by the requesting Party. Such review or audit shall be conducted subject to confidentiality protection and during regular business hours. A Party may conduct additional audits, at its expense, upon the other Party's consent, which consent shall not be unreasonably withheld.

              6.3.14 Nothing contained in this subsection 6.3 shall create any liability for damages, losses, claims, costs, injuries, expenses or other liabilities whatsoever on the part of either Party (other than as may be set forth in MECAB or in any applicable Tariff).

              6.3.15 The Parties shall not charge one another for the services rendered or information provided pursuant to this subsection 6.3.

              6.3.16 MPB will apply for all traffic bearing the 500, 900, 800/888 (to the extent provided by an IXC) or any other non-geographic NPA which may be likewise designated for such traffic in the future.

              6.3.17 In the event ACI determines to offer Telephone Exchange Services in another LATA in which BA operates a Tandem Switch, BA shall permit and enable ACI to subtend the BA Tandem Switch(es) designated for the BA End Offices in the area where the ACI Rating Point(s) associated with the NPA-NXX(s) to/from which the Switched Exchange Access Services are homed. The MPB billing percentages for each new Rating Point/BA Local Serving Wire Center combination shall be calculated according to the following formula:

                            a / (a + b) = ACI Billing Percentage
                                          and
                            b / (a + b) = BA Billing Percentage

                     WHERE:

                     a = the airline mileage between the Rating Point and the
              actual point of interconnection for the MPB arrangement; and

                     b = the airline mileage between the BA Local Serving Wire
              Center and the actual point of interconnection for the MPB arrangement.

ACI shall inform BA of the LATA in which it intends to offer Telephone Exchange Services and its calculation of the billing percentages which should apply for such arrangement, as part of the notice required by subsection 4.4.1 above. Within ten (10) business days of ACI's delivery of notice to BA, BA and ACI shall confirm the new Rating Point/BA Local Serving Wire Center combination and billing percentages. Nothing in this subsection 6.3.17 shall be construed to limit ACI's ability to select to interconnect with BA in additional LATAs by means of Interconnection at a Local Serving Wire Center, to the extent that such Interconnection is permitted under this Agreement.

              6.3.18 Within thirty (30) days of a request by ACI, BA agrees to notify all switched access users with a Carrier Identification Code in a LATA in which the Parties have newly established Interconnection arrangements pursuant to this Agreement that BA and ACI have entered in a Meet Point Billing arrangement.

       6.4    800/888 TRAFFIC

       The following terms shall apply when either Party delivers 800/888 calls to the other Party for completion.

              6.4.1 When ACI delivers translated 800/888 calls to BA for completion

              (a)    to an IXC, ACI shall:

                     (i) Provide a MPB record in an industry standard format to BA; and

                     (ii) Bill the IXC the appropriate ACI query charge associated with the call.

              (b) as an IntraLATA call to BA or another LEC in the LATA, ACI shall:

                     (i) Provide a copy record in an industry standard format to BA or the terminating LEC;

                     (ii) Submit the call records to ITORP for payment by BA or the LEC that is the 800/888 service provider of ACI's and any intermediate LEC's Tariffed Exchange Access charges and query charges.

              6.4.2 When BA delivers translated 800/888 calls originated by BA's or another LEC's Customers to ACI for completion

              (a)    to ACI in its capacity as an IXC, BA shall:

                     (i) Bill ACI the appropriate BA query charge associated with the call; and

                     (ii) Bill ACI the appropriate FGD Exchange Access charges associated with the call.

              (b)    as an IntraLATA call to ACI in its capacity as a LEC,

                     (i) the originating LEC shall submit the appropriate call records to BA for processing under the IntraLATA Toll Originating Responsibility Plan ("ITORP") for payment by ACI of BA's (and another LEC's, if appropriate) tariffed Exchange Access charges; and

                     (ii) ACI shall pay the originating LEC's appropriate query charge associated with the call.

              6.4.3 The settlement of all IntraLATA 800/888 calls exchanged pursuant to this subsection 6.4 shall be in accordance with the terms of an appropriate IntraLATA Telecommunications Services Settlement Agreement between the Parties substantially in the form appended hereto as Exhibit D.


7.0    TRANSPORT AND TERMINATION OF OTHER TYPES OF TRAFFIC

       7.1    INFORMATION SERVICES TRAFFIC

       The following provisions shall apply only to ACI-originated Information Services Traffic directed to an information services platform connected to BA's network. At such time as ACI connects Information Services platforms to its network, the Parties shall agree upon a comparable arrangement for BA-originated Information Services Traffic.

              7.1.1 ACI shall have the option to route Information Services Traffic that originates on its own network to the appropriate information services platform(s) connected to BA's network. In the event ACI exercises such option, ACI will establish a dedicated trunk group to the BA information services serving switch. This trunk group will be utilized to allow ACI to route information service traffic originated on its network to BA.

              7.1.2 ACI shall provide an electronic file transfer or monthly magnetic tape containing recorded call detail information to BA.

              7.1.3 BA shall provide to ACI via electronic file transfer or magnetic tape or other means as available all necessary information to rate the Information Services Traffic to ACI's Customers pursuant to the BA's agreements with each information services provider. Information shall be provided in as timely a fashion as practical in order to facilitate record review and reflect actual prices set by the individual information services providers.

              7.1.4 ACI shall bill and collect such information services provider charges and remit the amounts collected to BA less:

              (a) The Information Services Billing and Collection fee set forth in Exhibit A; and

              (b) An uncollectibles reserve calculated based on the uncollectibles reserve in BA's billing and collection agreement with the applicable information services provider; and

              (c)    Customer adjustments provided by ACI.

       ACI shall provide to BA sufficient information regarding uncollectibles and Customer adjustments to allow BA to pass through the adjustments to the information services provider, and BA shall pass through such adjustments. However, if the information services provider disputes such adjustments and refuses to accept such adjustments, ACI shall reimburse BA for all such disputed adjustments. Final resolution regarding all disputed adjustments shall be solely between ACI and the information services provider.

              7.1.5 Nothing in this Agreement shall restrict either Party from offering, or obviate either Party's obligations, if any, under Applicable Laws to offer, to its Telephone Exchange Service Customers the ability to block the completion of Information Service Traffic or from establishing such blocking as the default and requiring that such Customers make an affirmative request to remove the blocking.

              7.1.6 To the extent either Party offers variable rated (E.G. 976, 554, and/or 915, as applicable) information services, the Parties may agree to separate arrangements for the billing and compensation of such services.

              7.1.7 The Information Services Traffic addressed herein does not include 555 traffic or similar traffic with AIN service interfaces, which traffic shall be subject to separate arrangements between the Parties.

       7.2    LSV/VCI TRAFFIC

              7.2.1 If Party A decides or is required by a regulatory body of competent jurisdiction to offer LSV and VCI services to enable its Customers to verify and/or interrupt calls of Party B's Customers, Party B shall accept and respond to LSV and VCI requests from the operator bureau of the Party A. Each Party shall compensate the other Party for LSV and VCI inquiries in accordance with the other Party's Tariffed rates, the terms of the Directory Assistance and Call Completion Agreement appended hereto as Exhibit C, or as may be agreed to by the Parties.

              7.2.2 The Party B operator shall only verify the status of the line (LSV) or interrupt the line to inform the called party that there is a call waiting. The Party B operator will not complete the telephone call of the Customer initiating the LSV/VCI request. The Party B operator will only make one LSV/VCI attempt per Customer operator bureau telephone call, and the applicable charges apply whether or not the called party releases the line.

              7.2.3 Each Party's operator bureau shall accept LSV and VCI inquiries from the operator bureau of the other Party in order to allow transparent provision of LSV/VCI Traffic between the Parties' networks.

              7.2.4 Each Party shall route LSV/VCI Traffic inquiries over separate direct trunks (and not the Local/IntraLATA/InterLATA Trunks) established between the Parties' respective operator bureaus. Each Party shall offer interconnection for LSV/VCI traffic at its Local Serving Wire Center, operator services Tandem Office subtended by such Local Serving Wire Center, or other mutually agreed point in the LATA. Separate LSV/VCI trunks delivered at the Local Serving Wire Center will be directed to the operator services Tandem Office designated by Party B. Unless otherwise mutually agreed, the Parties shall configure LSV/VCI trunks over the Interconnection architectures in accordance with the terms of Section 4, consistent with the Joint Implementation and Grooming Process. Party A shall outpulse the appropriate NPA, ATC Code, and Routing Code (operator code) to Party B.

       7.3    TRANSIT SERVICE

              7.3.1 Each Party shall exercise all reasonable efforts to enter into a reciprocal local traffic exchange arrangement (either via written agreement or mutual tariffs) with any wireless carrier, ITC, CLEC, or other LEC to which it sends, or from which it receives, local traffic that transits the other Party's facilities over Traffic Exchange Trunks. If either Party fails to enter into such an arrangement as quickly as commercially reasonable following the Effective Date and to provide written notification of such Agreement, including the relevant rates therein, to the other Party, but continues to utilize the other Party's Transit Service for the exchange of local traffic with such wireless carrier, ITC, CLEC, or other LEC, then the Party utilizing the Transit Service shall, in addition to paying the rate set forth in Exhibit A for said Transit Service, pay the other Party any charges or costs such terminating third party carrier imposes or levies on the other Party for the delivery or termination of such Traffic, including any switched access charges, PLUS all reasonable expenses incurred by the other Party in delivering or terminating such Traffic and/or resulting from the utilizing Party's failure to secure said reciprocal local traffic exchange arrangement. Each Party will, upon request, provide the other Party with all reasonable cooperation and assistance in obtaining such arrangements. In addition, neither Party shall take any actions to prevent the other Party from entering into a direct and reciprocal local traffic exchange arrangement (either via written agreement or mutual tariffs) with any wireless carrier, ITC, CLEC, or other LEC to which it sends, or from which it receives, local traffic that does not utilize the Transit Service of the first Party. The Parties agree to work cooperatively in appropriate industry fora to promote the adoption of reasonable industry guidelines relating to Transit Traffic.

              7.3.2 Transit Traffic that is originated by an ITC or wireless carrier shall be settled in accordance with the terms of an appropriate IntraLATA Telecommunications Services Settlement Agreement between the Parties substantially in the form appended hereto as Exhibit D. Meet-Point Billing compensation arrangements as described in subsection 6.3 shall be utilized for compensation for the joint handling of Toll Traffic.

              7.3.3 BA expects that most networks involved in Transit Traffic will deliver each call to each involved network with CCS and the appropriate Transactional Capabilities Application Part ("TCAP") message to facilitate full interoperability of those services supported by BA and billing functions. In all cases, each Party shall follow the Exchange Message Record ("EMR") standard and exchange records between the Parties and with the terminating carrier to facilitate the billing process to the originating network.

              7.3.4 Transit Traffic shall be routed over the Traffic Exchange Trunks described in Section 5 above.

       7.4    911/E911 ARRANGEMENTS

              7.4.1 ACI may, at its option, interconnect to the BA 911/E911 selective routers or 911 Tandem Offices, as appropriate, that serve the areas in which ACI provides Telephone Exchange Services, for the provision of 911/E911 services and for access to all subtending Public Safety Answering Points ("PSAP"). In such situations, BA will provide ACI with the appropriate CLLI codes and specifications of the Tandem Office serving area. In areas where E911 is not available, ACI and BA will negotiate arrangements to connect ACI to the 911 service.

              7.4.2 Path and route diverse interconnections for 911/E911 shall be made at the ACI-IP, the BA-IP, or other points as necessary and mutually agreed, and as required by law or regulation.

              7.4.3 Within thirty (30) days of its receipt of a request from ACI and to the extent authorized by the relevant federal, state, and local authorities, BA will provide ACI with the following at no charge:

              (a) a file on diskette or other mutually agreed upon medium containing the Master Street Address Guide ("MSAG") for each county within the LATA(s) specified in this Agreement, which MSAG shall be updated no more frequently than monthly and a complete copy of which shall be made available on an annual basis;

              (b) a list of the address, CLLI code, and an associated NXX of each 911/E911 selective router or 911 Tandem office(s) in the area in which ACI plans to offer Telephone Exchange Service;

              (c) a list of the address, CLLI code, associated NXX, contact name and phone number of each PSAP in each county in the area in which ACI plans to offer Telephone Exchange Service;

              (d) a list of BA personnel who currently have responsibility for each county's 911 requirements;

              (e) the ten-digit subscriber number for each PSAP or the "main" PSAP that subtends each BA 911/E911 selective router or 911 Tandem to which ACI is interconnected for the transfer of "0-" calls to the PSAP;

              (f) any special 911 trunking requirements for each 911/E911 selective router or 911 Tandem;

              (g) an electronic interface, when available, through which ACI shall input and provide a daily update of 911/E911 database information related to appropriate ACI Customers. Until such time as an electronic interface is available, ACI shall provide BA with all appropriate 911 information such as name, address, and telephone number in writing for BA's entry into the 911 database system. Any 911-related data exchanged between the Parties prior to the availability of an electronic interface shall conform to BA standards, whereas 911-related data exchanged electronically shall conform to the National Emergency Number Association standards;

              (h) return of any ACI E911 data entry files containing errors, so that ACI may ensure the accuracy of the Customer records; and

              (i) a Design Layout Record ("DLR") of a 911 (CAMA) trunk, if applicable.

              7.4.4 In cases where a Customer of one Party elects to discontinue its service and become the Customer of the other Party ("Party B") but desires to retain its original telephone number pursuant to an INP arrangement, Party B will outpulse the telephone number to which the call has been forwarded (I.E. the Customer's ANI) to the 911 Tandem Office. Party B will also provide the 911 database with both the forwarded number and the directory number, as well as the appropriate address information of the Customer.

              7.4.5 BA and ACI will use their best efforts to facilitate the prompt, robust, reliable and efficient interconnection of ACI systems to the 911/E911 platforms.

              7.4.6 BA and ACI will work cooperatively to arrange meetings with PSAPs to answer any technical questions the PSAPs, or county or municipal coordinators may have regarding the 911/E911 arrangements.

              7.4.7 The Parties acknowledge that the provision of INP, until PNP with full 911 compatibility is available, creates a special need to have the Automatic Location Identification ("ALI") screen reflect two number: the "old" number and the "new" number assigned by ACI. The Parties acknowledge further the objective of including the five character Telephone Company Identification ("TCI") of the company that provides service to the calling line as part of the ALI display. Until such time as TCI is operational, however, BA and ACI agree to supply and use the three-letter Access Carrier Name Abbreviation ("ACNA") as the carrier identifier.

              7.4.8 ACI will compensate BA for connections to its 911/E911 pursuant to Exhibit A.

              7.4.9 ACI will comply with all applicable rules and regulations pertaining to the provision of 911/E911 services in Pennsylvania.

       7.5    ANCILLARY TRAFFIC GENERALLY

       Ancillary Traffic that may be terminated at a BA Local Serving Wire Center pursuant to subsection 4.5 above shall be subject to a separate transport charge for transport from the Local Serving Wire Center to the appropriate Tandem Office, as set forth in Exhibit A.


8.0    NUMBER RESOURCES, RATE CENTERS AND RATING POINTS

       8.1 Nothing in this Agreement shall be construed to limit or otherwise adversely affect in any manner either Party's right to employ or to request and be assigned any Central Office (NXX) Codes pursuant to the Central Office Code Assignment Guidelines, as may be amended from time to time, or to establish, by Tariff or otherwise, Rate Centers and Rating Points corresponding to such NXX codes. Until such time as number administration is provided by a third party, BA shall provide ACI access to telephone numbers by assigning NXX codes to ACI in accordance with such Assignment Guidelines.

       8.2 It shall be the responsibility of each Party to program and update its own switches and network systems in accordance with the Local Exchange Routing Guide ("LERG") in order to recognize and route traffic to the other Party's assigned NXX codes at all times. Neither Party shall impose any fees or charges whatsoever on the other Party for such activities, except as expressly set forth in this Agreement.

       8.3 Unless mandated otherwise by a Commission order, the Rate Center Areas will be the same for each Party. During the term of this Agreement, ACI shall adopt the Rate Center Areas and Rate Center Points that the Commission has approved for BA, in all areas where BA and ACI service areas overlap, and ACI shall assign whole NPA-NXX codes to each Rate Center unless the LEC industry adopts alternative methods of utilizing NXXs in the manner adopted by the NANP.

       8.4 ACI will also designate a Routing Point for each assigned NXX code. ACI shall designate one location for each Rate Center Area as the Routing Point for the NPA-NXXs associated with that Area, and such Routing Point shall be within the same LATA as the Rate Center Area but not necessarily within the Rate Center Area itself.

       8.5 Notwithstanding anything to the contrary contained herein, nothing in this Agreement is intended to, and nothing in this Agreement shall be construed to, in any way constrain ACI's choices regarding the size of the local calling area(s) that ACI may establish for its Customers, which local calling areas may be larger than, smaller than, or identical to, BA's local calling areas.

9.0    NETWORK MAINTENANCE AND MANAGEMENT; OUTAGES

       9.1 The Parties will work cooperatively to install and maintain a reliable network. ACI and BA will exchange appropriate information (E.G., maintenance contact numbers, escalation procedures, network information, information required to comply with law enforcement and other security agencies of the Government) to achieve this desired reliability. In addition, the Parties will work cooperatively to apply sound network management principles to alleviate or to prevent congestion.

       9.2 Each Party recognizes a responsibility to follow the standards that may be agreed to between the Parties and to employ characteristics and methods of operation that will not interfere with or impair the service or any facilities of the other or any third parties connected with or involved directly in the network of the other. Each Party also recognizes the need for the other Party to follow spectrum management guidelines or practices in order to maintain or prevent degradation or impairment of the quality of its network. The Parties will keep each other informed of such guidelines or practices and will attempt to co-ordinate their development and use of such guidelines or practices.

       9.3    INTERFERENCE OR IMPAIRMENT

       If BA reasonably determines that the use of an unbundled Network Element or network service by ACI is interfereing with or impairing BA's provision of services, BA shall have the right to discontinue service to the degree reasonably necessary to resolve the interference or impairment, subject, however, to the following:

              9.3.1 BA shall have given ACI at least ten (10) days' prior written notice of the interference or impairment or potential interference or impairment and the need to correct the condition within said time period.

              9.3.2 BA shall have concurrently provided a copy of the notice provided to ACI under subsection 9.3.1 above to the appropriate federal and/or state regulatory bodies.

              9.3.3 Notice in accord with subsections 9.3.1 and 9.3.2 above shall not be required in emergencies and BA may immediately discontinue service if reasonably necessary to avoid interference with or impairment of BA's network or services. In such case, however, BA shall use all reasonable means to notify ACI and the appropriate federal and/or state regulatory bodies.

              9.3.4 Upon correction of the interference or impairment, which may include relocation at appropriate rates and charges, BA will promptly renew service to ACI. During such period of discontinuance, there will be no compensation or credit allowance by BA to ACI for interruptions.

              9.3.5 If Party A reasonably determines that (i) the Party B's use of an Unbundled Network Element or a service or (ii) the characteristics and methods of operation used by Party B would or could interfere with or impair Party A's provision of services, Party A shall give Party B at least twenty (20) days' prior written notice of the potential interference or impairment and the need to correct the condition within said time period, Party A may take any action permitted by Applicable Law, including, but not limited to, filing a complaint with or seeking other relief from the FCC or the Commission.

              9.3.6 The provisions of the Section 9.3 shall not apply to ADSL 2W, HDSL 2W, and HDSL 4W ULLs provided by BA to ACI pursuant to Section 11.2 of this Agreement, so long as ACI conforms to the applicable technical references in its use of such loops.

       9.4    Interference and Impairment for ADSL 2W, HDSL 2W and HDSL 4W ULLs

       Subject to Section 11.2.4:

       9.4.1 ACI shall be able to order and BA shall provision ADSL 2W, HDSL 2W and HDSL 4W ULL(s).

       9.4.2 In its use of ADSL 2W, HDSL 2W and HDSL 4W ULLs, ACI shall conform to the BA references in order to ensure that its provision of services to its customers does not degrade or otherwise adversely affect the quality or reliability of service to BA's customers, provided that BA is in compliance with the provisions of this Section.

       9.4.3 BA shall conform to its references and shall not introduce services on its network that would degrade or otherwise adversely affect the quality or reliability of service to ACI's customers, provided that ACI is in compliance with the provisions of this Section.

       9.4.4 If ACI determines that BA is deploying xDSL technology on an ADSL or HDSL Compatible ULL in a manner that will or may interfere with ACI's provision of its services, ACI shall notify BA in a reasonable manner and time frame. If BA determines that ACI is using an ADSL or HDSL Compatible ULL in a manner that will interfere with or impair BA's provision of its services, BA shall notify ACI in a reasonable manner and time frame.

       9.4.5 The Parties agree to work cooperatively to resolve interference or other impairment issues. In the event a cooperative resolution cannot be reached, the Dispute Resolution procedures for this Agreement shall apply.

       9.5    REPEATED OR WILLFUL NONCOMPLIANCE

       The Interconnection provided hereunder may be discontinued by either Party upon thirty (30) days written notice to the other for repeated or willful violation of and/or a refusal to comply with this Agreement in any material respect. The Party discontinuing will notify the appropriate federal and/or state regulatory bodies concurrently with the notice to the other Party of the prospective discontinuance.

       9.6    OUTAGE REPAIR STANDARD

       In the event of an outage or trouble in any arrangement, facility, or service being provided by a Party hereunder, the providing Party will follow procedures for isolating and clearing the outage or trouble that are no less favorable than those that apply to comparable arrangements, facilities, or services being provided by the providing Party to any other carrier whose network is connected to that of the providing Party. ACI and BA may agree to modify those procedures from time to time based on their experience with comparable Interconnection arrangements with other carriers.

       9.7    NOTICE OF CHANGES -- SECTION 251(c)(5)

       If a Party makes a change in the information necessary for the transmission and routing of services using that Party's network, or any other change in its network which it believes will materially affect the interoperability of its network with the other Party's network, the Party making the change shall provide at least ninety (90) days advance written notice of such change to the other Party, and shall use all reasonable efforts to provide at least one hundred eighty (180) days notice where practicable; provided, however, that if a longer period of notice is required by the FCC's or Commission's rules, including, E.G., the Network Disclosure rules set forth in the FCC Regulations, the Party will comply with such rules.

       9.8    FRAUD

       The Parties shall work cooperatively to minimize fraud associated with third number billed calls, calling card calls, and any other services related to this Agreement.

10. JOINT NETWORK IMPLEMENTATION AND GROOMING PROCESS; INSTALLATION, MAINTENANCE, TESTING AND REPAIR

       10.1   JOINT NETWORK IMPLEMENTATION AND GROOMING PROCESS

       On or before November 1, 1998, unless the Parties agree to a different date, ACI and BA shall jointly develop an implementation and grooming process (the "Joint Process") which shall define and detail, INTER ALIA,

              (a) standards to ensure that Interconnection trunk groups experience a grade of service, availability and quality which is comparable to that achieved on interoffice trunks within BA's network and in accord with all appropriate relevant industry-accepted quality, reliability and availability standards. Trunks provided by either Party for Interconnection services will be engineered using a design blocking objective of B.01;

              (b) the respective duties and responsibilities of the Parties with respect to the administration and maintenance of the trunk groups, including, but not limited to, standards and procedures for notification and discoveries of trunk disconnects;

              (c)    disaster recovery provision escalations;

              (d) migration from one-way to two-way Interconnection Trunks upon mutual agreement of the Parties;

              (e) the procedures to govern any ACI request for information concerning available BA network facilities that ACI may purchase as unbundled Network Elements to connect the beginning and end points within given exchanges specified by ACI in its request;

              (f) additional technically feasible and geographically relevant IP(s) in a LATA as provided in subsection 4.1.4 above; and

              (g) such other matters as the Parties may agree, including, E.G., End Office to End Office high usage trunks as good engineering practices may dictate.

       Nothing in this subsection 10.1 shall affect either Party's obligations to meet the milestone dates set forth in Schedule 3.0 hereof.

       10.2   INSTALLATION, MAINTENANCE, TESTING AND REPAIR

       Unless otherwise agreed to by the Parties, Interconnection shall be equal in quality to that provided by each of the Parties to itself or any subsidiary, affiliate, or third party. For purposes of this Agreement, "equal in quality" means the same or equivalent interface specifications, provisioning, installation, maintenance, testing and repair intervals for the same or equivalent services under like Interconnection circumstances. If either Party is unable to fulfill its obligations under this subsection 10.2, it shall notify the other Party of its inability to do so and will negotiate alternative intervals in good faith. The Parties agree that the standards to be used by each Party for isolating and clearing any disconnections and/or other outages or troubles shall be no less favorable than those applicable to comparable arrangements, facilities, or services being provided by such Party to any other carrier whose network is connected to that of the providing Party, including itself or any subsidiary or affiliate.

       10.3   FORECASTING REQUIREMENTS FOR TRUNK PROVISIONING

       Within ninety (90) days of executing this Agreement, ACI shall provide BA a one (1) year traffic forecast. This initial forecast will provide the amount of traffic to be delivered to BA over each of the Traffic Exchange Trunk groups over the next four (4) quarters. The forecast shall be updated and provided to BA on an as-needed but no less frequently than quarterly basis. All forecasts shall include Access Carrier Terminal Location (ACTL), traffic type (local/toll, operator services, 911, etc.), code (identifies trunk group), A location/Z location (CLLI codes for ACI-IPs and BA-IPs), interface type (e.g., DS1), and trunks in service each year (cumulative).

              10.3.1 INITIAL FORECASTS/TRUNKING REQUIREMENTS Because BA's trunking requirements will, at least during an initial period, be dependent on the customer segments and service segments within customer segments to whom ACI decides to market its services, BA will be largely dependent on ACI to provide accurate trunk forecasts for both inbound (from BA) and outbound (from ACI) traffic. BA will, as an initial matter and upon request, provide the same number of trunks to terminate local traffic to ACI as ACI provides to terminate local traffic to BA, unless ACI expressly identifies particular situations that are expected to produce traffic that is substantially skewed in either the inbound or outbound direction, in which case BA will provide the number of trunks ACI suggests; provided, however, that in all cases BA's provision of the forecasted number of trunks to ACI is conditioned on the following: that such forecast is based on reasonable engineering criteria, there are no capacity constraints, and ACI's previous forecasts have proven to be reliable and accurate.

              10.3.2  MONITORING AND ADJUSTING FORECASTS  BA will, for ninety
(90) days, monitor traffic on each trunk group that it establishes at ACI's suggestion or request pursuant to the procedures identified in subsection 10.3.1 above. At the end of such ninety (90) day period, BA may disconnect such trunks that, based on reasonable engineering criteria and capacity constraints, are not warranted by the actual traffic volume experienced. If, after such initial ninety (90) day period for a trunk group, BA determines that any trunks in the trunk group in excess of four (4) DS-1s are not warranted by actual traffic volumes (considering engineering criteria for busy hour CCS and blocking percentages), then BA may hold ACI financially responsible for the excess facilities. In subsequent periods, BA may also monitor traffic for ninety (90) days on additional trunk groups that ACI suggests or requests BA to establish. If, after any such (90) day period, BA determines that any trunks in the trunk group are not warranted by actual traffic volumes (considering engineering criteria for busy hour CCS and blocking percentages), then BA may hold ACI financially responsible for the excess facilities. At any time during the relevant ninety (90) day period, ACI may request that BA disconnect trunks to meet a revised forecast. In such instances, BA may hold ACI financially responsible for the disconnected trunks retroactive to the start of the ninety
(90) day period through the date such trunks are disconnected.

              10.3.3 RECIPROCAL RESPONSIBILITY To the extent that BA requires ACI to install trunks for delivery of traffic to BA, ACI may apply the same procedures with respect to BA's trunking requirements.

              10.3.4 FUTURE FORECASTS/TRUNKING REQUIREMENT The Parties agree to determine and develop reciprocal forecast requirements at the end of two (2) years following the Service Activation Date (as set forth in Schedule 3.0).

11.0   UNBUNDLED ACCESS -- SECTION 251(c)(3)

       As required by Section 251 of the Act, BA shall offer ACI nondiscriminatory access to Network Elements on an unbundled basis at any technically feasible point. BA shall unbundle and separately price and offer Network Elements such that ACI will be able to lease and interconnect to whichever of the Network Elements ACI requires, and to allow ACI to combine the BA provided elements with any facilities and services that ACI may itself provide, subject to Applicable Law.

       To the extent permitted by Applicable Law, ACI may use one or more unbundled Network Elements to provide to itself, its affiliates or its customers any feature, function or service option that (1) such unbundled Network Element is presently capable or becomes capable of providing in the BA network, (2) is described in the applicable Bellcore and other industry standard technical references identified herein and which the BA network has the capability of providing on the Effective Date of this Agreement or becomes capable of providing during the Term of this Agreement, or (3) may otherwise be agreed to by the Parties. To the extent required by Applicable Law, BA may require that any combination by ACI of unbundled Network Elements purchased from BA shall be through a Collocation arrangement pursuant to Section 13.0 or applicable Tariff.

       Unless otherwise provided in this Agreement, the unbundled Network Elements specified in this Agreement shall be made available by BA to ACI for ordering and provisioning on the Effective Date. The unbundled Network Elements and rates specified in this Agreement shall be made available by BA to ACI pursuant to and to the extent required by Applicable Law.

       ACI and BA agree that the unbundled Network Elements identified in this
Section 11 are not exclusive and that pursuant to the BFR Process ACI may identify and request that BA furnish additional or revised unbundled Network Elements to the extent required under the Act. Additionally, if BA provides any unbundled Network Element that is not identified in this Agreement to a requesting Telecommunications Carrier, including a BA affiliate, without requiring such carrier to utilize the BFR process, then BA will make available the same unbundled Network Element to ACI without ACI being required to use the BFR process.

       At the time ACI provides BA with an order for a particular unbundled Network Element other than the standard interfaces provided under this Agreement, ACI may request any technically feasible network interface. Where appropriate, such request shall be made pursuant to the BFR process. Any such requested network interface shall be subject to the approval of BA, which approval shall not be unreasonably withheld or delayed. If ACI's request is denied, BA shall provide ACI with written notice of the reasons for said denial, including, if applicable, a specific description of why it is technically infeasible for BA to comply with ACI's request.

       For each appropriate unbundled Network Element, BA shall identify a demarcation point and, if necessary and appropriate, provide access to such demarcation point.

       11.1   AVAILABLE NETWORK ELEMENTS

       At the request of ACI, BA shall, at a minimum, provide ACI access to the following unbundled Network Elements in accordance with the requirements of the FCC Regulations:

              11.1.1 Local Loops, as set forth in subsection 11.2;

              11.1.2 The Network Interface Device, as set forth in subsection
                     11.3;

              11.1.3 Switching Capability, as set forth in subsection 11.4;

              11.1.4 Interoffice Transmission Facilities, as set forth in subsection 11.5;

              11.1.5 Signaling Links and Call-Related Databases, as set forth in
                     Section 17 and Section 5.4;

              11.1.6 Operations Support Systems, as set forth in subsection
                     11.6;

              11.1.7 Operator Services and Directory Assistance, as set forth in subsection 19.4; and

              11.1.8 such other Network Elements in accordance with subsection
                     11.8 below.

       11.2   UNBUNDLED LOCAL LOOP ("ULL") TRANSMISSION TYPES

       Subject to subsection 11.7, BA shall allow ACI to access the following ULL types (in addition to those ULLs available under applicable tariffs) unbundled from local switching and local transport in accordance with the terms and conditions set forth in this subsection 11.2.

              11.2.1 "2-Wire Analog Voice Grade ULL" or "Analog 2W" which supports analog transmission of 300-3000 Hz, repeat link start, link reverse battery, or ground start seizure and disconnect in one direction (toward the End Office Switch), and repeat ringing in the other direction (toward the Customer) and terminates at both the central office MDF (or equivalent) and the Customer premises, in accordance with BA TR72565 and TR 72570. At the request of ACI, BA agrees to make every commercially reasonable effort to provide such ULLs over copper facilities.

              11.2.2 "4-Wire Analog Voice Grade ULL" or "Analog 4W" which supports transmission of voice grade signals using separate transmit and receive paths and terminate in a 4-wire electrical interface at both ends, in accordance with BA TR72570.

              11.2.3 "2-Wire ISDN Digital Grade ULL" or "BRI ISDN" provides a channel with 2-wire interfaces at each end that is suitable for the transport of 160 kbps digital services using the ISDN 2B1Q line code.

              11.2.4 "2 Wire ADSL-Compatible ULL" or "ADSL 2W" is a 2-wire, non-loaded, twisted copper pair that meets revised resistance design or carrier serving area design guidelines. An ADSL-2W is a transmission path that is suitable for the transmission of up to a 6Mpbs digital signal downstream (toward the Customer) and up to a 640 Kbps digital signal upstream (away from the Customer) while simultaneously carrying an analog voice signal, although ACI is not restricted to those bandwidth specifications in providing its services, provided that ACI complies with appropriate industry ADSL standards and BA technical reference TR72575. An ADSL 2W terminates in a 2-wire electrical interface at the Customer premises and at the Bell Atlantic Central Office frame. ADSL 2W loops are only available where existing facilities can meet the non-loaded revised resistance design or carrier serving area design guidelines. The upstream and downstream ADSL power spectral density masks and dc line power limits referenced in BA TR 72575 must be met. 2-Wire ADSL compatible local loops are offered under this Agreement subject to availability.

              11.2.4.1 In addition to the options provided under Section 11.7.2, once it becomes technically feasible for BA to provide an ADSL 2W loop that is partly copper and partly fiber with ADSL electronics, BA will provide ACI with non-discriminatory access to the ASDL 2W ULL.

              11.2.5 "2-Wire HDSL-Compatible ULL" or "HDSL 2W" consists of a single 2-wire, non-loaded, twisted copper pair that meets the carrier serving area design criteria. The HDSL power spectral density mask and dc line power limits referenced in BA TR 72575 must be met. 2-Wire HDSL loops are subject to availability.

              11.2.6 "4-Wire HDSL-Compatible ULL" or "HDSL 4W" consists of two 2-wire, non-loaded, twisted copper pairs that meet the carrier serving area design criteria. The HDSL power spectral density mask and dc line power limits referenced in BA TR 72575 must be met. 4-wire HDSL loops are subject to availability.

              11.2.7 "4-Wire DS1-compatible ULL" (Digital Grade Loop) is a transmission path that supports the transmission of digital signals of up to a maximum binary information rate of 1.544 Mbps and terminates in a 4-Wire electrical interface at the Customer premises and a ACI Collocation node at a BA central office. A DS-1 Digital Grade Loop is capable of operating in a full duplex, time division (digital) multiplexing mode and provides transmission capacity equivalent to 24 voice grade channels with associated signaling, twenty-four 56 Kbps digital channels when in band signaling is provided or twenty-four 64 Kbps channels with the selection of the Clear Channel signaling option, as described in BA TR72575.

              11.2.8 ULLs will be offered on the terms and conditions specified herein and on such other terms in applicable Tariffs that are not inconsistent with the terms and conditions set forth herein or in the Act or FCC and Commission orders interpreting the Act. BA shall make ULLs available to ACI at the rates specified by the Commission, as amended from time to time, subject to the provisions of subsection 11.2.9 below.

              11.2.9 BA will make Analog 2-Wire ULLs, BRI ISDN ULLs, Analog 4W ULLs, and 4-Wire DS-1-compatible ULLs available for purchase by ACI at any time after the Effective Date. BA will make available ADSL 2-Wire ULLs to ACI at Central Offices in the Philadelphia and Pittsburgh metropolitan areas by July 1, 1998, and BA will make ADSL 2-Wire ULLs at other Central Offices, HDSL 4-Wire ULLs and HDSL 4-Wire, HDSL 2-Wire, and ADSL 2-Wire ULLs available to ACI no later than the date on which it makes such ULLs commercially available to any other Telecommunications Carrier in Pennsylvania.


              11.2.10 BA is presently undertaking mechanized testing of loops on a Central Office-by-Central Office basis and it intends to incorporate information developed as a result of this testing, including the loop type and associated loop length information, in a database or databases (collectively, the "Loop Database"). BA will provide ACI with non-discriminatory access to the information contained in the Loop Database no later than the time that BA begins using the information included in the Loop Database on a commercial bases in its own retail operations. If at the time that ACI requests a loop to provide ADSL service to a specific customer there are no loops in the Loop Database that meet the requirements of 11.2.4, then ACI may request BA to undertake a mechanized testing of the of the relevant Central Office (if such testing has not yet been done) or the manual qualification of a loop (if mechanized testing has already been performed at that Central Office). ACI shall pay BA's normal charge for any such mechanized testing or manual loop qualification. BA shall provide ACI with information developed pursuant to such mechanized testing or manual loop qualification.

              11.2.11 ACI may choose to accept as an ADSL 2W one or more available copper ULLs that fail (for reasons of length or otherwise) to meet the performance characteristics in appropriate industry ADSL standards (including BA technical reference TR72575) and therefore would not normally qualify as an ADSL 2W. Alternatively, ACI may obtain such a ULL for testing. Except as provided in 11.2.12 below, ACI shall pay the regular recurring and non-recurring charges for connecting and disconnecting such ULL for testing.

              11.2.12 BA and ACI will continue to negotiate after the signing of this Agreement in order to determine the feasibility of developing a simpler, alternative procedure by which BA would, at the request and expense of ACI, make available to ACI for acceptability testing any ULL identified pursuant to
11.2.11 above.

       11.3   NETWORK INTERFACE DEVICE

       At the request of ACI, BA shall permit ACI to connect a carrier's loop to the Inside Wiring of a Customer's premises through BA's NID in the manner set forth in Schedule 11.3. ACI must establish the connection to BA's NID through an adjoining NID deployed by ACI. The Customer shall be responsible for resolving any conflicts between service providers for access to Customer's premises and Inside Wire.

       11.4   UNBUNDLED SWITCHING ELEMENTS

       BA shall make available to ACI the local Switching Element and tandem Switching Element unbundled from transport, local loop transmission, or other services in accordance with all Applicable Laws and as more fully described in
Schedule 11.4. In the event there is no applicable Tariff, the parties agree to negotiate the terms, conditions and rates for the provision of unbundled switching elements upon ACI's request.

       11.5   INTEROFFICE TRANSMISSION FACILITIES

       BA shall provide ACI local transport from the trunk side of BA's Central Office Switches unbundled from switching, unbundled interoffice transmission facilities, and other services in accordance with Exhibit A.

       11.6   OPERATIONS SUPPORT SYSTEMS

       BA shall provide ACI with access via electronic interfaces or electronic bonding to databases required for pre-ordering, ordering, provisioning, maintenance and repair, and billing as soon as required by Applicable Law. Until such electronic access is established, and for an interim period thereafter, BA shall provide ACI with comparable information via facsimile or other mutually agreed upon medium. ACI shall have access to Operations Support Systems that shall be non-discriminatory and equal in quality to the access available to or utilized by the retail BA entities for functions specifically held by the FCC or the Commission to be comparable to the functions provided to ACI. Nothing in this subsection shall restrict ACI's ability to obtain access to any operational support systems ("OSS") that BA makes generally available to any other Telecommunications Carrier in the state.

       11.7   LIMITATIONS ON UNBUNDLED ACCESS

              11.7.1 ACI shall access BA's unbundled Network Elements specifically identified in this Agreement via Collocation in accordance with
Section 13 at the BA Wire Center where those elements exist or other mutually agreed upon means of Interconnection, and each ULL or Port shall, in the case of Collocation, be delivered to ACI's Collocation by means of a Cross Connection.

              11.7.2 BA shall provide ACI access to its Unbundled Local Loops at each of BA's Wire Centers for loops terminating in that Wire Center. In addition, if ACI requests one or more ULLs provisioned via Integrated Digital Loop Carrier or Remote Switching technology deployed as a ULL concentrator, BA shall, where available, move the requested ULL(s) to an available , existing physical ULL at no additional charge to ACI. If, however, no physical ULL is available, BA shall within three (3) business days of ACI's request notify ACI of the lack of available facilities. ACI may then at its discretion make a Network Element Bona Fide Request to BA to provide the Unbundled Local Loop through the demultiplexing of the integrated digitized ULL(s). ACI may also make a Network Element Bona Fide Request for access to Unbundled Local Loops at the ULL concentration site point. Alternatively, ACI may choose to avail itself of BA's Special Construction services, as set forth in Exhibit A, for the provisioning of such ULL(s). Notwithstanding anything to the contrary in this Agreement, the provisioning intervals set forth in subsection 11.9 and the Performance Criteria and Performance Interval Dates set forth in subsection 27.1 and Schedule 27, respectively, shall not apply to ULLs provided under this subsection 11.7.2. BA shall provide ULL(s) to ACI via the BFR process in intervals no longer than the intervals in which BA provides to any entity related to BA, whether through the BFR process or otherwise, any functionality specifically held by the FCC or the Commission as being equivalent to that provided under this subsection. If BA provides any unbundled Network Element that is not identified in the Agreement to a requesting Telecommunications Carrier, including a BA affiliate, without requiring such carrier to utilize the BFR process, then BA will make available the same unbundled Network Element to ACI without ACI being required to use the BFR process.

              11.7.3 If ACI orders a ULL type and the distance requested on such ULL exceeds the transmission characteristics in applicable technical references, including those specified below, distance extensions may be required and additional rates and charges shall apply as set forth in Exhibit A or applicable Tariffs.


              Loop Type                 Technical Reference/Limitation
              ISDN                      Bellcore TA-NWT-000393
              HDSL 2W                   T1E1 Technical Report Number 28
              HDSL 4W                   T1E1 Technical Report Number 28
              ADSL 2W                   ANSI T1.413 1995 Specification

              11.7.4 BA will exercise all reasonable efforts to ensure that the service intervals that apply to ULLs and unbundled Ports are comparable to the
(i) repair intervals that apply to the bundled dial tone line service, and (ii) installation intervals that apply to other BA-coordinated services, except as provided in Section 27. Although BA will make commercially reasonable efforts to ensure that ULLs and unbundled ports meet specified or agreed-upon technical standards, BA makes no warranty that the ULLs or unbundled Ports supplied by BA hereunder will be compatible with the services ACI may offer to its Customers if they are used in a manner not contemplated by the Parties.

       11.8   AVAILABILITY OF OTHER NETWORK ELEMENTS ON AN UNBUNDLED BASIS

              11.8.1 BA shall, upon request of ACI and to the extent required by Applicable Law, provide to ACI access to its Network Elements on an unbundled basis for the provision of ACI's Telecommunications Service. Any request by ACI for access to an BA Network Element that is not already available and is not specifically required to be offered under regulations or orders of the FCC or the Commission shall be treated as a Network Element Bona Fide Request.

              11.8.2 A Network Element obtained by ACI from BA under this subsection 11.8 may be used in combination with the facilities of ACI only to provide a Telecommunications

Service, including obtaining billing and collection, transmission, and routing of the Telecommunications Service.

              11.8.3 Notwithstanding anything to the contrary in this subsection 11.8, a Party shall not be required to provide a proprietary Network Element to the other Party under this subsection 11.8 except as required by the Commission or FCC.

              11.8.4 BA will notify ACI of the availability of any new unbundled Network Element as soon as such Network Element is made available to any entity, including without limitation any BA retail customer or any entity that is related to BA in any way and that offers on a retail basis a service using such Network Element. The notice to be provided under this Section 11.8.4 may be provided in writing or electronically, including, but not limited to, by allowing ACI to access a data base or Internet site containing the applicable information.

       11.9   PROVISIONING OF UNBUNDLED LOCAL LOOPS

       The following coordination procedures shall apply for conversions of "live" Telephone Exchange Services to ULLs. These and other mutually agreed-upon procedures shall apply reciprocally for the "live" cutover of Customers from BA to ACI and from ACI to BA.

              11.9.1 Upon request by ACI, and to ensure compliance with the nondiscrimination requirements of the Act, BA will apply the following coordination procedures to conversions of live Telephone Exchange Services to ULLs. Coordinated cutover charges will apply to any such arrangement, unless Commission approval of such charges is required by Applicable Law and has not been granted. If ACI elects not to request coordinated cutover, BA will process ACI's request in the normal course and subject to the normal installation intervals.

              11.9.2 ACI shall request ULLs from BA by delivering to BA a valid electronic transmittal service order (when available) or another mutually agreed-upon type of service order such as a Loop/NID Time and Material form. Such service order shall be provided in accordance with industry format and specifications or such format and specifications as may be agreed to by the Parties. At the earliest possible time, but no more than forty-eight (48) hours of BA's receipt of such valid service order, BA shall provide ACI the firm order commitment date according to the Performance Interval Dates set forth in
Schedule 27 by which the ULLs covered by such service order will be installed.

              11.9.3 On each ULL order in a Wire Center, ACI and BA will agree on a cutover time at least forty eight (48) hours before that cutover time. The cutover time will be defined as a 15-30 minute window within which both the ACI and BA personnel will make telephone contact to complete the cutover.

              11.9.4 Within the appointed 15-30 minute cutover time, the BA person will call the ACI person designated to coordinate cutover work.

              11.9.5 If ACI requires a change in scheduling, it must contact BA to issue a supplement to the original order. The negotiations process to determine the date and time of cutover will then be reinitiated as usual.

              11.9.6 If the ACI person is not ready within the appointed interval and if ACI had not called to reschedule the work at least two (2) hours prior to the start of the interval, ACI shall be liable for the non-recurring charge for the unbundled elements scheduled for the missed appointment. In addition, non-recurring charges for the rescheduled appointment will apply.

              11.9.7 If BA is not available or not ready at any time during the appointed 15-30 minute interval, ACI and BA will reschedule and BA will waive the non-recurring charge for the unbundled elements originally scheduled for that interval, whenever those unbundled elements are actually cut over pursuant to an agreed-upon rescheduling, with the result that ACI will pay no non-recurring charge for the unbundled elements.

              11.9.8 The standard time expected from disconnection of a live Telephone Exchange Service to the connection of the unbundled element to the ACI Collocation Arrangement is fifteen (15) minutes per voice grade circuit for all orders consisting of twenty (20) ULLs or less at any single customer premise. Orders involving more than twenty (20) ULLs at any single customer premise will require a negotiated interval.

              11.9.9 If unusual or unexpected circumstances prolong or extend the time required to accomplish the coordinated cutover, the Party responsible for such circumstances is responsible for the reasonable labor charges of the other Party. Delays caused by the Customer are the responsibility of ACI.

              11.9.10 If ACI has ordered INP as part of an ULL installation, BA will coordinate implementation of INP with the ULL installation.

              11.9.11 If ACI requests or approves a BA technician to perform services on the network side of the Rate Demarcation Point beyond normal installation of the ULLs covered by the service order, BA may charge ACI for any additional and reasonable labor charges to perform such services. BA may also charge ACI its normal overtime rates for services ACI requests to be performed outside of BA's normal business hours (M-F, 9 am to 5 pm, E.S.T.).

              11.9.12 BA's provision of facilities for unbundled elements shall in all cases be subject to the availability of such facilities, to the extent permitted by Section 251 of the Act, unless and until there is a relevant change in the law as set forth in Iowa Utilities Board v. FCC 120 F.3D 753 (8th Cir.,
1997).

       11.10  MAINTENANCE OF UNBUNDLED LOCAL LOOPS

       If (i) ACI reports to BA a Customer trouble, (ii) ACI requests a dispatch, (iii) BA dispatches a technician, and (iv) such trouble was not caused by BA's facilities or equipment, then ACI shall pay BA the applicable tariff rate for said dispatch. In addition, this charge also applies in situations when the Customer contact as designated by ACI is not available at the appointed time. ACI accepts responsibility for initial trouble isolation and providing BA with appropriate dispatch information based on their test results. If, as the result of ACI instructions, BA is erroneously requested to dispatch within the Central Office, BA may levy on ACI an appropriate charge. However, if BA imposes any charge on ACI under this subsection 11.8 and the same trouble recurs and the cause in both instances is determined to be in BA's facilities, then BA shall refund to ACI all charges applicable to that trouble that were erroneously levied on and paid by ACI to BA plus interest at the rate applicable to refunds of overpayments pursuant to BA's Tariffs. BA agrees to respond to ACI trouble reports on a nondiscriminatory basis consistent with the manner in which it provides service to its own retail customers or to any other similarly situated Telecommunications Carrier.

       11.11  RATES AND CHARGES

       BA shall charge the non-recurring and monthly recurring rates for ULLs and other Network Elements set forth in Exhibit A as interim rates until such time as the Commission adopts permanent rates consistent with the requirements of the FCC Regulations. Such permanent rates shall be applied in the manner described in Exhibit A and subsection 20.1.2 below.


12.0   RESALE -- SECTIONS 251(c)(4) AND 251(b)(1)

       12.1   AVAILABILITY OF RETAIL RATES FOR RESALE

       Each Party shall make available its Telecommunications Services for resale at the retail rates set forth in its Tariffs to the other Party in accordance with Section 251(b)(1) of the Act and the Commission's rulings. In addition, BA shall allow ACI the resale of all Telecommunications Services that are offered primarily or entirely to other Telecommunications Carriers (E.G., Switched and special Exchange Access Services) at the rates applicable to such services. BA shall also allow the resale by ACI of such other non-Telecommunications Services as BA, in its sole discretion, determines to provide for resale under terms and conditions to be agreed to by the Parties.

       12.2   AVAILABILITY OF WHOLESALE RATES FOR RESALE

       BA shall make available to ACI for resale all Telecommunications Services that BA provides at retail to Customers that are not Telecommunications Carriers at the retail prices set forth in BA's Tariffs less the wholesale discount set forth in Exhibit A in accordance with Section 251(c)(4) of the Act. Such services shall be provided in accordance with the terms of the applicable retail services Tariff(s), including, without limitation, user or user group restrictions, as the case may be, subject to the requirement that such restrictions shall in all cases comply with the requirements of Section 251 of the Act and the FCC Regulations regarding restrictions on resale. The Parties may also agree to negotiate term and/or volume discounts for resold services.

       12.3   AVAILABILITY OF SUPPORT SERVICES AND BRANDING FOR RESALE

       BA shall make available to ACI the various support services for resale described in Schedule 12.3 hereto in accordance with the terms set forth therein. In addition, to the extent required by Applicable Law, upon request by ACI and at prices, terms and conditions to be negotiated by ACI and BA, BA shall provide BA Retail Telecommunications Services (as defined in Schedule 12.3) that are identified by ACI's trade name, or that are not identified by trade name, trademark or service mark.

       12.4   ADDITIONAL TERMS GOVERNING RESALE AND USE OF BA SERVICES

              12.4.1 ACI shall comply with the provisions of this Agreement (including, but not limited to, all applicable BA Tariffs) regarding resale or use of BA services. In addition, ACI shall undertake in good faith to ensure that its Customers comply with the provisions of BA's Tariffs applicable to their use of BA's Telecommunications Services.

              12.4.2 Without in any way limiting subsection 12.4.1, ACI shall not resell (a) residential service to business or other nonresidential Customers of ACI, or (b) Lifeline or other means-tested service offerings, or grandfathered service offerings, to persons not eligible to subscribe to such service offerings from BA, In addition, ACI shall be subject to the same limitations that BA's own retail Customers may be subject to with respect to any Telecommunications Service that BA may, in its discretion and to the extent not prohibited by Applicable Law, discontinue offering.

              12.4.3 BA shall not be obligated to offer to ACI at a wholesale discount Telecommunications Services that BA offers at a special promotional rate if such promotions are for a limited duration of ninety (90) days or less.

              12.4.4 Upon request by BA, ACI shall provide to BA adequate assurance of payment of charges due to BA in connection with ACI's purchase of BA services for resale. Assurance of payment of charges may be requested by BA: if ACI (a) in BA's reasonable judgment, at the Effective Date or at any time thereafter, is unable to show itself to be creditworthy; (b) in BA's reasonable judgment, at the Effective Date or at any time thereafter, is not creditworthy; or, (c) fails to timely pay a bill rendered to ACI by BA. Unless otherwise agreed by the Parties, the assurance of payment shall be in the form of a cash deposit and shall be in an amount equal to the charges for BA services that ACI may reasonably be expected to incur during a period of two (2) months. BA may at any time use the deposit or other assurance of payment to pay amounts due from ACI.

              12.4.5 ACI shall not be eligible to participate in any BA plan or program under which BA end user retail Customers may obtain products or merchandise, or services which are not Bell Atlantic Retail Telecommunications Services, in return for trying, agreeing to purchase, purchasing, or using Bell Atlantic Retail Telecommunications Services.

              12.4.6 BA may impose additional restrictions on ACI's resale of BA's retail Telecommunications Services to the extent permitted by Applicable Laws.


13.0   COLLOCATION -- SECTION 251(c)(6)

       13.1 BA shall offer to ACI Physical Collocation of equipment necessary for Interconnection (pursuant to Section 4) or for access to unbundled Network Elements (pursuant to Section 11.0), except that BA may offer only Virtual Collocation if BA demonstrates to the Commission that Physical Collocation is not practical for technical reasons or because of space limitations, as provided in Section 251(c)(6) of the Act. In the event that Physical Collocation is not available, BA will work with ACI to explore other collocation alternatives. BA shall provide such Collocation solely for the purpose of Interconnection with facilities or services of BA or access to unbundled Network Elements of BA, except as otherwise mutually agreed to in writing by the Parties or as required by the FCC or the Commission, subject to applicable federal and state Tariffs.

       13.2 In the event BA desires to terminate any Virtual Collocation established by ACI at a BA premise, BA shall allow ACI a reasonable period of time to migrate to a Physical Collocation arrangement (or another Virtual Collocation arrangement at a different BA premise) before terminating the existing Virtual Collocation arrangement. For purposes of the preceding sentence, a "reasonable period of time" shall mean up to sixty (60) days following the date of Collocation termination notice to ACI for ACI to submit a new Collocation application to BA PLUS the amount of time needed for BA to prepare the BA premise(s) specified by ACI in its application or as may be agreed to by the Parties for Collocation by ACI. If Physical Collocation becomes available in a Central Office in which ACI has virtual collocation, then ACI may, at its option, migrate to Physical Collocation.

       13.3

       13.3   Prior to the initiation of a Collocation project, BA shall:

       (a)    identify the Collocation project manager assigned to the project;

       (b) develop a written comprehensive "critical tasks" timeline detailing the work (and relative sequence thereof) that is to be performed by each Party or jointly by both Parties; and

       (c) provide ACI with the following engineering requirements, if applicable:

              - Fiber Optic Terminal/Integrated Digital Loop Carrier bay
                      locations;
              - Digital Cross-Connect panel location and jack assignments (in the case of Physical Collocation only);
              - fiber panel location and fiber port assignments;


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

              - single point of contact for each BA office where
                     Collocation activities will
                      be performed; and
              - MDF assignments for the installation of ULLs.

       13.4 For both Physical Collocation and Virtual Collocation, ACI shall provide its own or third-party leased transport facilities and terminate those transport facilities in equipment located in its Physical Collocation space, or in its virtually collocated equipment, at BA's premises as described in applicable Tariffs, and purchase Cross Connection to services or facilities as described in applicable Tariffs.

       13.5 Collocation shall occur under the terms of BA's applicable and available Tariffs.

       13.6 Non-recurring charges for collocation and central office switch dialing plans may be paid in installments in accordance with Schedule 13.6.

SECTION 251(b) PROVISIONS

14.0   NUMBER PORTABILITY -- SECTION 251(b)(2)

       14.1   SCOPE

              14.1.1 The Parties shall provide Local Telephone Number Portability ("LTNP") on a reciprocal basis to each other to the extent technically feasible, and in accordance with rules and regulations as from time to time prescribed by the FCC and/or the Commission.

              14.1.2 Until Permanent Number Portability is implemented by the industry pursuant to regulations issued by the FCC and/or the Commission, the Parties agree to reciprocally provide Interim Number Portability to each other at the prices listed in Exhibit A. Such agreed-upon prices for INP are not intended to reflect either Party's views on the cost recovery mechanisms being considered by the FCC in its current proceeding on number portability issues.

              14.1.3 Upon the agreement of the Parties or issuance of applicable FCC and/or Commission order(s) or regulations mandating the adoption of a Permanent Number Portability ("PNP") arrangement, BA and ACI will commence migration from INP to the agreed-upon or mandated PNP arrangement as quickly as practically possible while minimizing interruption or degradation of service to their respective Customers. Once PNP is implemented, either Party may withdraw, at any time and at its sole discretion, its INP offerings, subject to advance notice to the other Party and coordination to allow the seamless and transparent conversion of INP Customer numbers to PNP. Upon implementation of PNP pursuant to FCC or Commission regulation, both Parties agree to conform and provide such PNP. To the extent PNP rates or cost recovery mechanisms are not established by the applicable FCC or Commission order or regulation mandating the adoption of PNP, the Parties will negotiate in good faith the charges or

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

cost recovery mechanism for PNP service at such time as a PNP arrangement is adopted by the Parties.

              14.1.4 Under either an INP or PNP arrangement, ACI and BA will implement a process to coordinate LTNP cutovers with ULL conversions (as described in Section 11 of this Agreement).

       14.2   PROCEDURES FOR PROVIDING INP THROUGH REMOTE CALL FORWARDING

       ACI and BA will provide INP through Remote Call Forwarding as follows:

              14.2.1 A Customer of one Party ("Party A") elects to become a Customer of the other Party ("Party B"). The Customer elects to utilize the original telephone number(s) corresponding to the Telephone Exchange Service(s) it previously received from Party A, in conjunction with the Telephone Exchange Service(s) it will now receive from Party B. Upon receipt of a service order from Party B requesting assignment of the number(s) to Party B, Party A will implement an arrangement whereby all calls to the original telephone number(s) will be forwarded to a new telephone number(s) designated by Party B, only within the same Exchange Area as the original telephone number(s). Party A will route the forwarded traffic to Party B over the appropriate traffic exchange trunk groups.

              14.2.2 Party B will become the customer of record for the original Party A telephone number(s) subject to the INP arrangements. Upon the execution of an appropriate billing services agreement or such other mutually agreed-upon arrangement between the Parties, Party A shall use its reasonable efforts to consolidate into as few billing statements as possible collect, calling card, and third-number billed calls associated with the number(s), with sub-account detail by retained number.

              14.2.3 Party A will update its Line Information Database ("LIDB") listings for retained numbers, and load calling card information associated with those forwarded numbers as directed by Party B. In addition, Party A will update the retained numbers in the LIDB with the screening options provided by Party B on a per order basis. Party B shall determine which of the screening options offered by Party A should apply to the Party B Customer account.

              14.2.4 Party B will outpulse the telephone number to which the call has been forwarded to the 911 Tandem Office. Party B will also provide the 911 database with both the forwarded number and the directory number, as well as the appropriate address information of the Customer.

              14.2.5 Party A shall be permitted to cancel INP arrangements and reassign the telephone number(s) upon (i) receipt of notification from Party B or a third party that is authorized to act on behalf of the Customer or (ii) authorization from the Customer itself. The Parties agree to work cooperatively to develop procedures or adopt industry standards or practices concerning the initiation and termination of INP service in a multi-carrier environment.


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

              14.2.6 The INP service offered herein shall not initially apply to NXX Codes 555, 915, 950 (as applicable), or 976, or for Feature Group A or coin telephone service. Upon request of either Party, provision of INP to these services will be mutually negotiated between the parties and provided to the extent feasible under negotiated rates, terms and conditions. INP shall not apply for any arrangement that would render the forwarded call Toll Traffic.

              14.2.7 The ordering of INP arrangements and the exchange of screening information shall be made in accordance with industry-accepted (E.G. OBF developed) format and specifications to the extent they have been implemented by the Parties.

       14.3 PROCEDURES FOR PROVIDING INP THROUGH DIRECT INWARD DIAL TRUNKS (FLEX-DID)

       Either Party may also request INP through Direct Inward Dial Trunks pursuant to any applicable Tariffs.

       14.4   PROCEDURES FOR PROVIDING LTNP THROUGH FULL NXX CODE MIGRATION

       Where either Party has activated an entire NXX for a single Customer, or activated at least eighty percent (80%) of an NXX for a single Customer, with the remaining numbers in that NXX either reserved for future use by that Customer or otherwise unused, if such Customer chooses to receive Telephone Exchange Service from the other Party, the first Party shall cooperate with the second Party to have the entire NXX reassigned in the LERG (and associated industry databases, routing tables, etc.) to an End Office operated by the second Party. Such transfer will be accomplished with appropriate coordination between the Parties and subject to appropriate industry lead-times for movements of NXXs from one switch to another. Neither Party shall charge the other in connection with this coordinated transfer.

       14.5   RECEIPT OF TERMINATING COMPENSATION ON TRAFFIC TO INP'ED NUMBERS

       The Parties agree in principle that, under the INP arrangements described in subsections 14.2 and 14.3 above, terminating compensation on calls to INP'ed numbers should be received by each Customer's chosen LEC as if each call to the Customer had been originally addressed by the caller to a telephone number bearing an NPA-NXX directly assigned to the Customer's chosen LEC. In order to accomplish this objective where INP is employed, the Parties shall utilize the process set forth in this subsection 14.5 whereby terminating compensation on calls subject to INP will be passed from the Party (the "Performing Party") which performs the INP to the other Party (the "Receiving Party") for whose Customer the INP is provided.

              14.5.1 The Parties shall individually and collectively make best efforts to track and quantify INP traffic between their networks based on the CPN of each call by identifying CPNs which are INP'ed numbers. The Receiving Party shall charge the Performing Party for each minute of INP traffic at the INP Traffic Rate specified in subsection
14.5.3 in lieu of any other compensation charges for terminating such traffic, except as provided in subsection 14.5.2.

              14.5.2 By the Interconnection Activation Date in each LATA, the Parties shall jointly estimate for the prospective six months, based on historic data of all traffic in the LATA, the percentages of such traffic that, if dialed to telephone numbers bearing NPA-NXXs directly assigned to a Receiving Party (as opposed to the INP'ed number), would have been subject to (i) Reciprocal Compensation ("Recip Traffic"), (ii) appropriate intrastate FGD charges ("Intra Traffic"), (iii) interstate FGD charges ("Inter Traffic"), or (iv) handling as Transit Traffic. On the date which is six (6) months after the Interconnection Activation Date, and thereafter on each succeeding six month anniversary of such Interconnection Activation Date, the Parties shall establish new INP traffic percentages to be applied in the prospective six (6) month period, based on the Performing Party's choice of actual INP traffic percentages from the preceding six (6) month period or historic data of all traffic in the LATA.

              14.5.3  The INP Traffic Rate shall be equal to the sum of:

  (Recip Traffic percentage TIMES the Reciprocal Compensation Rate set forth in Exhibit A)
                                          PLUS
  (Intra Traffic percentage TIMES Receiving Party's effective intrastate
                                       FGD rates)
                                          PLUS
  (Inter Traffic percentage TIMES Receiving Party's effective interstate
                                       FGD rates).

       The Receiving Party shall compensate the Performing Party for its billing and collection of charges for the intrastate and interstate FGD access services provided by the Receiving Party to a third party through the greater of (i) the difference between the intrastate and interstate FGD rates of the Receiving Party and the Performing Party, or (ii) three percent (3%) of the Performing Party's intrastate and interstate FGD revenues for INP'ed numbers. Under no circumstances shall the Performing Party, in performing the billing and collections service on behalf of the Receiving Party, be obligated to pass through more than ninety seven percent (97%) of its FGD access charge to the Receiving Party in connection with any given INP'ed call.

       14.6   RECOVERY OF INP COSTS PURSUANT TO FCC ORDER AND RULEMAKING

       Notwithstanding anything to the contrary contained in this Section 14, in light of the FCC's First Report and Order and Further Notice of Proposed Rulemaking, adopted June 27, 1996, in CC Docket 95-116 (the "Order"), the Parties stipulate and agree as follows:

              14.6.1 The rates listed in Exhibit A for the provision of INP are appropriate amounts that each Party providing INP service should recover for the provision of those INP functionalities in BA's operating territory on an interim basis until the Commission mandates an alternative cost recovery mechanism for the provision of INP. For the INP functions it provides, each Party should be allowed to recover these amounts in a manner consistent with any final

FCC and/or Commission order on INP cost recovery (such as a state-wide fund contributed to by all telecommunications carriers).

              14.6.2 The Parties agree that neither Party waives its rights to advocate its views that are consistent with this subsection 14.6 on the appropriate INP cost recovery mechanism, or to present such views before any relevant regulatory body or other agency as they relate to FCC or Commission actions on INP cost recovery.


15.0   DIALING PARITY -- SECTION 251(b)(3)

       BA and ACI shall each provide the other with nondiscriminatory access to such services and information as are necessary to allow the other Party to implement dialing parity for Telephone Exchange Service, operator services, directory assistance, and directory listing information with no unreasonable dialing delays, as required under Section 251(b)(3) of the Act.


16.0   ACCESS TO RIGHTS-OF-WAY -- SECTION 251(b)(4)

       16.1 BA ("Licensor") shall provide ACI ("Licensee") access for purposes of making attachments to the poles, ducts, rights-of-way and conduits it owns or controls pursuant to any existing or future license agreement between the Parties, and in conformance with 47 U.S.C. Section 224, where facilities are available, on terms, conditions and prices comparable to those offered to any other entity pursuant to BA's applicable Tariffs (including generally-available license agreements). Where no such Tariffs exist, such access shall be provided in accordance with the requirements of 47 U.S.C. Section 224, including any applicable FCC regulations that may be issued.

       16.2 Licensor shall process all completed license applications for new or additional attachments, including the performance of a pre-license survey, on a first-come, first-serve basis as set forth in its applicable Tariff. Licensor shall make all access determinations in accordance with the requirements of Applicable Law (including any applicable FCC regulations), considering such factors as capacity, safety, reliability and general engineering considerations. Licensor shall inform Licensee in writing as to whether an application has been granted (subject to Licensee's payment for any "make-ready" work that may be required) or denied within forty-five (45) days of receipt of such application. Where an application involves an increase in capacity by Licensor, Licensor shall take reasonable steps to accommodate requests for access in accordance with Applicable Law. Before denying Licensee access based on lack of capacity, Licensor shall explore potential accommodations in good faith with Licensee. In order to facilitate Licensee's completion of an application, Licensor shall make commercially reasonable efforts to, within fifteen (15) business days of a legitimate request identifying the specific geographic area and types and quantities of required structures, provide Licensee such maps, plats or other relevant data reasonably necessary to complete the applications described above, subject to a non-disclosure agreement in form reasonably agreeable to Licensor. Such requests shall be processed by Licensor on a first-come, first-serve basis. This exchange of information and records does not preclude the need for a field survey to verify the location and availability of structures and rights of way to be used. Licensor shall make commercially reasonable efforts to meet with or respond to Licensee's inquiries regarding the information supplied to it as soon as practicable following receipt of such request for meeting or inquiry from Licensee. Completion of make-ready work and attachments shall be in accordance with any existing or future license agreement between the Parties.


17.0   DATABASES AND SIGNALING

       17.1 Each Party shall provide the other Party with access to databases and associated signaling necessary for call routing and completion by providing SS7 Common Channel Signaling (CCS) Interconnection in accordance with existing Tariffs, and Interconnection and access to 800/888 databases, LIDB, and any other necessary databases in accordance with existing Tariffs and/or agreements with other unaffiliated carriers, at the rates set forth in Exhibit A. Alternatively, either Party may secure CCS Interconnection from a commercial SS7 hub provider, and in that case the other Party will permit the purchasing Party to access the same databases as would have been accessible if the purchasing party had connected directly to the other Party's CCS network.

       17.2 The Parties will provide CCS Signaling to each other, where and as available, in conjunction with all Local Traffic, Toll Traffic, Meet Point Billing Traffic, and Transit Traffic. The Parties will cooperate on the exchange of TCAP messages to facilitate interoperability of CCS-based features between their respective networks, including all CLASS features and functions, to the extent each Party offers such features and functions to its Customers. All CCS Signaling parameters will be provided upon request (where available), including called party number, calling party number, originating line information, calling party category, and charge number. All privacy indicators will be honored. The Parties will follow all Ordering and Billing Forum-adopted standards pertaining to CIC/OZZ codes. Where CCS Signaling is not available, in-band multi-frequency (MF) wink start signaling will be provided. Any such MF arrangement will require a separate local trunk circuit between the Parties' respective switches in those instances where the Parties have established End Office to End Office high usage trunk groups. In such an arrangement, each Party will outpulse the full ten-digit telephone number of the called party to the other Party.

       17.3 Each Party shall provide trunk groups, where available and upon reasonable request, that are configured utilizing the B8ZS ESF protocol for 64 kbps clear channel transmission to allow for ISDN interoperability between the Parties' respective networks.

       17.4 The following publications describe the practices, procedures and specifications generally utilized by BA for signaling purposes and is listed herein to assist the Parties in meeting their respective Interconnection responsibilities related to Signaling:

              (a) Bellcore Generic Requirements, GR-905-CORE, Issue 1, March, 1995, and subsequent issues and amendments; and

              (b) Bell Atlantic Supplement Common Channel Signaling Network Interface Specification (BA-905).

       17.5 Each Party shall charge the other Party mutual and reciprocal rates for any usage-based charges for CCS Signaling, 800/888 database access, LIDB access, and access to other necessary databases, as follows: BA shall charge ACI in accordance with Exhibit A hereto and applicable Tariffs; ACI shall charge BA rates equal to the rates BA charges ACI, unless ACI's Tariffs for CCS signaling provide for lower generally available rates, in which case ACI shall charge BA such lower rates; except to the extent a Party uses a third party vendor for the provision of CCS Signaling, in which case such charges shall apply only to the third party vendor.


18.0   COORDINATED SERVICE ARRANGEMENTS

       18.1   INTERCEPT AND REFERRAL ANNOUNCEMENTS

       When a Customer changes its service provider from BA to ACI, or from ACI to BA, and does not retain its original telephone number, the Party formerly providing service to such Customer shall provide a referral announcement ("Referral Announcement") on the abandoned telephone number which provides details on the Customer's new number or provide other appropriate information to the extent known. Referral Announcements shall be provided reciprocally, free of charge to either the other Party or the Customer to the extent the providing Party does not charge its own customers for such service, for a period of not less than four (4) months after the date the Customer changes its telephone number in the case of business Customers and not less than sixty (60) days after the date the Customer changes its telephone number in the case of residential Customers. However, if either Party provides Referral Announcements for different periods than the above respective periods when its Customers change their telephone numbers, such Party shall provide the same level of service to Customers of the other Party.

       18.2   COORDINATED REPAIR CALLS

       ACI and BA will employ the following procedures for handling misdirected repair calls:

              18.2.1 ACI and BA will educate their respective Customers as to the correct telephone numbers to call in order to access their respective repair bureaus.

              18.2.2 To the extent Party A is identifiable as the correct provider of service to Customers that make misdirected repair calls to Party B, Party B will immediately refer the Customers to the telephone number provided by Party A, or to an information source that can provide the telephone number of Party A, in a courteous manner and at no charge. In responding to


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

misdirected repair calls, neither Party shall make disparaging remarks about the other Party, its services, rates, or service quality.

              18.2.3 ACI and BA will provide their respective repair contact numbers to one another on a reciprocal basis.

       18.3   CUSTOMER AUTHORIZATION

              18.3.1 Without in any way limiting either Party's obligations under subsection 28.1, each Party shall comply with Applicable Laws with regard to Customer selection of a primary Telephone Exchange Service provider. Until the Commission and/or FCC adopts regulations and/or orders applicable to Customer selection of a primary Telephone Exchange Service provider, each Party shall adhere to the rules and procedures set forth in Section 64.1100 of the FCC Rules, 47 CFR Section 64.1100, in effect on the Effective Date hereof when ordering, terminating, or otherwise changing Telephone Exchange Service on behalf of the other Party's or another carrier's Customers.

              18.3.2 In the event either Party requests that the other Party install, provide, change, or terminate a Customer's Telecommunications Service (including, but not limited to, a Customer's selection of a primary Telephone Exchange Service Provider) and (a) fails to provide documentary evidence of the Customer's primary Telephone Exchange Service Provider selection upon request, or (b) without having obtained authorization from the Customer for such installation, provision, selection, change or termination in accordance with Applicable Laws (or as provided in subsection 18.3.1 above), the requesting Party shall be liable to the other Party for all charges that would be applicable to the Customer for the initial change in the Customer's Telecommunications Service and any charges for restoring the Customer's Telecommunications Service to its Customer-authorized condition, including to the appropriate primary Telephone Exchange Service provider.

              18.3.3 Without in any way limiting ACI's obligations under subsection 28.1, the Parties shall comply with Applicable Laws with regard to Customer Proprietary Network Information, including, but not limited to, 47 U.S.C. Section 222. Neither Party shall access (including, but not limited to, through OSS Services (as defined in Schedule 12.3) and Pre-OSS Services), use, or disclose Customer Proprietary Network Information made available to it by the other Party pursuant to this Agreement, expect as permitted by Applicable Law, as required by a court or agency pursuant to legal process, or where the accessing Party has obtained any Customer authorization for such access, use and/or disclosure required by Applicable Laws. By accessing, using or disclosing Customer Proprietary Network Information, the Parties represent and warrant that they have obtained authorization for such action from the applicable Customer in the manner required by Applicable Laws and this Agreement. Each Party shall, upon request by the other Party, provide proof of such authorization (including a copy of any written authorization).


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

              18.3.4 BA shall have the right to monitor and/or audit ACI's access to and use and/or disclosure of Customer Proprietary Network Information that is made available by BA to ACI pursuant to this Agreement to ascertain whether ACI is complying with the requirements of Applicable Laws and this Agreement with regard to such access, use, and/or disclosure. To the extent permitted by Applicable Laws, the foregoing right shall include, but not be limited to, the right to electronically monitor ACI's access to and use of Customer Proprietary Network Information that is made available by BA to ACI pursuant to this Agreement.


19.0   DIRECTORY SERVICES ARRANGEMENTS

       19.1   DIRECTORY LISTINGS AND DIRECTORY DISTRIBUTIONS

       In this subsection 19.1, references to a ACI Customer's "primary listing" shall mean such Customer's primary name, address, and telephone number, which number falls within the NXX codes directly assigned to ACI or is retained by ACI on the Customer's behalf pursuant to LTNP arrangements with BA or any other carrier within the geographic area covered in the relevant BA directory. BA will, upon request, provide the following directory services to ACI in accordance with the terms set forth herein.

              19.1.1 BA will include the ACI Customer's primary listing in its "White Pages" directory (residence and business listings) and "Yellow Pages" directory (business listings) that cover the address of the Customer. Listings of ACI's Customers will be interfiled with listings of BA's Customers and the Customers of other LECs included in the BA directories. ACI will pay BA a non-recurring charge as set forth in Exhibit A for providing such service for each ACI Customer's primary listing. ACI will also pay BA's Tariffed charges, as the case may be, for additional and foreign white page listings and other white pages services for ACI's Customers. BA will not require a minimum number of listings per order.

              19.1.2 BA will also include the ACI Customer's primary listing in BA's directory assistance database on the same basis that BA's own Customers are included, as well as in any electronic directories in which BA's Customers are ordinarily included, for no charge other than the charges identified in subsection 19.1.1.

              19.1.3 BA will distribute to ACI Customers copies of their primary white pages and yellow pages directories at the same time and on the same basis that BA distributes primary directories to its own Customers. BA will also deliver a reasonable number of such directories to ACI. These distributions will be made for no additional charge. ACI and its Customers may request additional directories from BA's Directory Fulfillment Centers, which Centers will provide such additional directories for the same charges applicable to comparable requests by BA Customers.


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

              19.1.4 Upon request by ACI, BA will provide ACI with a directory list of relevant NXX codes, the close dates, publishing data, and call guide close dates on the same basis as such information is provided to BA's own business offices.

              19.1.5 ACI shall provide BA with daily listing information on all new ACI Customers in the format required by BA or a mutually-agreed upon industry standard format. The information shall include the Customer's name, address, telephone number, the delivery address and number of directories to be delivered, and, in the case of a business listing, the primary business heading under which the business Customer desires to be placed, and any other information necessary for the publication and delivery of directories. ACI will also provide BA with daily listing information showing Customers that have disconnected or terminated their service with ACI. BA will provide ACI with confirmation of listing order activity within forty eight (48) hours.

              19.1.6 BA will accord ACI's directory listing information the same level of confidentiality which BA accords its own directory listing information, and BA shall ensure that access to ACI's directory listing information will be used solely for the purpose of providing directory services; provided, however, that BA may use or license information contained in its directory listings for direct marketing purposes so long as the ACI Customers are not separately identified as such; and provided further that ACI may identify those of its Customers that request that their names not be sold for direct marketing purposes, and BA will honor such requests to the same extent as it does for its own Customers.

              19.1.7 Both Parties shall use their best efforts to ensure the accurate listing of ACI Customer listings. BA will also provide ACI, upon request, a copy of the BA listings standards and specifications manual. In addition, BA will provide ACI with a listing of Yellow Pages headings and directory close schedules on an ongoing basis.

              19.1.8 ACI will adhere to all practices, standards, and ethical requirements of BA with regard to listings, and, by providing BA with listing information, warrants to BA that ACI has the right to place such listings on behalf of its Customers. ACI agrees that it will undertake commercially practicable and reasonable steps to attempt to ensure that any business or person to be listed is authorized and has the right (i) to provide the product or service offered, and (ii) to use any personal or corporate name, trade name or language used in the listing. In addition, ACI agrees to release, defend, hold harmless and indemnify BA from and against any and all claims, losses, damages, suits, or other actions, or any liability whatsoever, suffered, made, instituted, or asserted by any person arising out of BA's listing of the listing information provided by ACI hereunder.

              19.1.9 BA's liability to ACI in the event of a BA error in or omission of a listing shall not exceed the amount of charges actually paid by ACI for such listing. In addition, ACI agrees to take, with respect to its own Customers, all reasonable steps to ensure that its and BA's liability to ACI's Customers in the event of a BA error in or omission of a listing shall be subject to the same limitations that BA's liability to its own Customers are subject to.


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

              19.1.10 Within thirty (30) business days of the Effective Date, BA agrees to meet with ACI and, if appropriate, arrange a meeting with a BA authorized Yellow Pages agent, to address issues regarding ACI customer referrals or questions pertaining to Yellow Pages listings.

       19.2   YELLOW PAGES MAINTENANCE

       The Parties agree to work cooperatively to ensure that Yellow Page advertisements purchased by Customers that switch their service to ACI (including Customers utilizing ACI-assigned telephone numbers and ACI Customers utilizing LTNP) are maintained without interruption. BA will offer Yellow Pages services to ACI Customers on the same basis as they are offered to BA Customers.

       19.3   SERVICE INFORMATION PAGES

       BA will include all ACI NXX codes associated with the areas to which each directory pertains, along with BA's own NXX codes, in any lists of such codes which are contained in the general reference portions of the directories. ACI's NXX codes shall appear in such lists in the same manner as BA's NXX information. In addition, BA will include in the "Customer Guide" or comparable section of the applicable white pages directories listings provided by ACI for ACI's installation, repair and customer service and other essential service oriented information, as agreed by the Parties, including appropriate identifying logo. Such listings shall appear in the manner agreed to by the Parties. BA shall not charge ACI for inclusion of this essential service-oriented information, but reserves the right to impose charges on other information ACI may elect to submit and BA may elect to accept for inclusion in BA's white pages directories. BA will provide ACI with the annual directory close dates and reasonable notice of any changes in said dates.

       19.4   DIRECTORY ASSISTANCE (DA); CALL COMPLETION

              19.4.1 Upon request, BA will provide ACI with directory assistance, connect request, and/or IntraLATA call completion services in accordance with the terms set forth in the Directory Assistance and Call Completion Services Agreement appended hereto as Exhibit C.

              19.4.2 Also upon request, BA will provide to ACI operator services trunk groups, utilizing Feature Group D type signaling, with ANI, minus OZZ, when interconnecting to the BA operator services network.

              19.4.3 BA agrees to utilize existing trunking arrangements, at no facility charge to ACI, to transfer ACI's operator calls handled by a BA operator to the appropriate 911/E911 PSAP. The ALI information passed to the PSAP shall be consistent with the information that BA passes on its own operator-handled calls.

              19.4.4 At the request of ACI, BA will provide ACI with "Direct Access" service to the same directory assistance ("DA") database that is used by BA to provide directory assistance to BA Customers. Direct Access will enable ACI's operator bureau, if ACI elects to


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

provide its own DA services, to obtain direct electronic access to the DA database for the purpose of providing intraLATA directory assistance to ACI Customers. ACI may search and read DA database information at the per query rates specified in Exhibit A. BA will furnish ports for connection and termination of ACI facilities to the DA database system. The type of ports and associated charges will be based on the type of access configuration required by ACI for termination of its facilities. The number of ports provided at the database will be based on ACI's annual forecast of "Busy Hour" queries. At the request of ACI, BA will also accept electronic transmission of ACI Customer DA information for inclusion in the DA database.


20.0   COORDINATION WITH TARIFF TERMS

       20.1 The Parties acknowledge that some of the services, facilities, and arrangements described herein are or will be available under and subject to the terms of the federal or state tariffs of the other Party applicable to such services, facilities, and arrangements. To the extent a Tariff of the providing Party applies to any service, facility, and arrangement described herein, the Parties agree as follows:

              20.1.1 Those rates and charges set forth in Exhibit A for the services, facilities, and arrangements described herein that reference or are identical to a rate contained in an existing Tariff of the providing Party, shall conform with those contained in the then-prevailing Tariff and vary in accordance with any changes that may be made to the Tariff rates and charges subsequent to the Effective Date.

              20.1.2 As applied to wholesale discount rates, unbundled Network Elements or call transport and/or termination of Local Traffic purchased for the provision of Telephone Exchange Service or Exchange Access, the rates and charges set forth in Exhibit A shall apply until such time as they are replaced by new rates as may be approved by the Commission from time to time pursuant to the FCC Regulations, subject to a stay or other order issued by any court of competent jurisdiction. At such time(s) as such new rates have been approved by the Commission, the Parties shall amend Exhibit A to reflect the new approved rates.

       20.2 Except with respect to the rates and charges described in subsection 20.1 above, all other terms contained in an applicable Tariff of the providing Party shall apply in connection with its provision of the particular service, facility, and arrangement hereunder, except where such terms conflict with the provisions of this Agreement, in which case the Agreement shall control.


21.0   INSURANCE

       21.1 ACI shall maintain, during the term of this Agreement, all insurance and/or bonds required by law and necessary to satisfy its obligations under this Agreement, including, without limitation, its obligations set forth in Section 25 hereof. At a minimum and without limiting the foregoing covenant, ACI shall maintain the following insurance:


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

              (a) Commercial General Liability Insurance, on an occurrence basis, including but not limited to, premises-operations, broad form property damage, products/completed operations, contractual liability, independent contractors, and personal injury, with limits of at least $2,000,000 combined single limit for each occurrence.

              (b) Automobile Liability, Comprehensive Form, with limits of at least $500,000 combined single limit for each occurrence.

              (c) Excess Liability, in the umbrella form, with limits of at least $10,000,000 combined single limit for each occurrence.

              (d) Worker's Compensation Insurance as required by law and Employer's Liability Insurance with limits of not less than $1,000,000 per occurrence.

       21.2 ACI shall name BA as an additional insured on the foregoing insurance.

       21.3 ACI shall, within two (2) weeks of the date hereof and on a semi-annual basis thereafter, furnish certificates or other adequate proof of the foregoing insurance. The certificates or other proof of the foregoing insurance shall be sent to: Bell Atlantic, Insurance Administration Group, 1320
N. Court House Road, 4th Floor, Arlington, Virginia, 22201. In addition, ACI shall require its agents, representatives, or contractors, if any, that may enter upon the premises of BA or BA's affiliated companies to maintain similar and appropriate insurance and, if requested, to furnish BA certificates or other adequate proof of such insurance. Certificates furnished by ACI or ACI's agents, representatives, or contractors shall contain a clause stating: "Bell Atlantic - Pennsylvania, Inc. shall be notified in writing at least thirty (30) days prior to cancellation of, or any material change in, the insurance."


22.0   TERM AND TERMINATION.

       22.1 This Agreement shall be effective as of the date first above written and continue in effect until December 31, 1999, and thereafter the Agreement shall continue in force and effect unless and until terminated as provided herein. Upon the expiration of the initial term, either Party may terminate this Agreement by providing written notice of termination to the other Party, such written notice to be provided at least ninety (90) days in advance of the date of termination. In the event of such termination, those service arrangements made available under this Agreement and existing at the time of termination shall continue without interruption under (a) a new agreement executed by the Parties,
              (b) standard Interconnection terms and conditions approved and made generally effective by the Commission, (c) Tariff terms and conditions generally available to CLECs, or (d) if none of the above is available, under the terms of this Agreement on a month-to-month basis until such time as (a), (b), or (c) becomes available.


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

       22.1.1 This Agreement shall be effective between the Parties as of the Effective Date, notwithstanding the pendency of Commission approval of this Agreement.

       22.2 For service arrangements made available under this Agreement and existing at the time of termination, if the standard Interconnection terms and conditions or Tariff terms and conditions result in the non-terminating Party physically rearranging facilities or incurring programming expense, the non-terminating Party shall be entitled to recover such rearrangement or programming costs from the terminating Party. By mutual agreement, the Parties may jointly petition the appropriate regulatory bodies for permission to have this Agreement supersede any rules as such regulators might adopt or approve.

       22.3 If either Party defaults in the payment of any amount due hereunder, or if either Party violates any other provision of this Agreement, and such default or violation shall continue for sixty (60) days after written notice thereof, the other Party may terminate this Agreement and services hereunder by written notice; provided the other Party has provided the defaulting Party and the appropriate federal and/or state regulatory bodies with written notice at least twenty five (25) days' prior to terminating service. Notice shall be posted by overnight mail, return receipt requested. If the defaulting Party cures the default or violation within the twenty five (25) day period, the other Party will not terminate service or this Agreement but shall be entitled to recover all costs, if any, incurred by it in connection with the default or violation, including, without limitation, costs incurred to prepare for the termination of service.

23.0   DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

       EXCEPT AS EXPRESSLY PROVIDED UNDER THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES, FUNCTIONS AND PRODUCTS IT PROVIDES UNDER OR CONTEMPLATED BY THIS AGREEMENT AND THE PARTIES DISCLAIM THE IMPLIED WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE.


24.0   CANCELLATION CHARGES

       Except as provided in this Agreement or as otherwise provided in any applicable Tariff, no cancellation charges shall apply.


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

25.0   INDEMNIFICATION

       25.1 Each Party agrees to release, indemnify, defend and hold harmless the other Party from and against all losses, claims, demands, damages, expenses, suits or other actions, or any liability whatsoever, including, but not limited to, costs and attorneys' fees (collectively, a "Loss"), (a) whether suffered, made, instituted, or asserted by any other party or person, relating to personal injury to or death of any person, or for loss, damage to, or destruction of real and/or personal property, whether or not owned by others, arising from transactions or activities relating to this Agreement and to the extent proximately caused by the negligent or willful acts or omissions of the indemnifying Party, regardless of the form of action, or (b) suffered, made, instituted, or asserted by its own customer(s) against the other Party arising out of the other Party's provision of services to the indemnifying Party under this Agreement. Notwithstanding the foregoing indemnification, nothing in this
Section 25.0 shall affect or limit any claims, remedies, or other actions the indemnifying Party may have against the indemnified Party under this Agreement, any other contract, or any applicable Tariff(s), regulations or laws for the indemnified Party's provision of said services.

       25.2   The indemnification provided herein shall be conditioned upon:

              (a) The indemnified Party shall promptly notify the indemnifying Party of any action taken against the indemnified Party relating to the indemnification.

              (b) The indemnifying Party shall have sole authority to defend any such action, including the selection of legal counsel, and the indemnified Party may engage separate legal counsel only at its sole cost and expense.

              (c) In no event shall the indemnifying Party settle or consent to any judgment pertaining to any such action without the prior written consent of the indemnified Party, which consent shall not be unreasonably withheld. However, in the event the settlement or judgment requires a contribution from or affects the rights of the Indemnified Party, the Indemnified Party shall have the right to refuse such settlement or judgment and, at its own cost and expense, take over the defense against such Loss, provided that in such event the indemnifying Party shall not be responsible for, nor shall it be obligated to indemnify the indemnified Party against, the Loss for any amount in excess of such refused settlement or judgment.

              (d) The indemnified Party shall, in all cases, assert any and all provisions in its Tariffs that limit liability to third parties as a bar to any recovery by the third party claimant in excess of such limitation of liability.

              (e) The indemnified Party shall offer the indemnifying Party all reasonable cooperation and assistance in the defense of any such action.


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

26.0   LIMITATION OF LIABILITY

       26.1 The liability of either Party to the other Party for damages arising out of failure to comply with a direction to install, restore or terminate facilities; or out of failures, mistakes, omissions, interruptions, delays, errors, or defects (collectively, "Errors") occurring in the course of furnishing any services, arrangements, or facilities hereunder shall be determined in accordance with the terms of the applicable tariff(s) of the providing Party. In the event no tariff(s) apply, the providing Party's liability for such Errors shall not exceed an amount equal to the pro rata monthly charge for the period in which such failures, mistakes, omissions, interruptions, delays, errors or defects occur. Absent willful misconduct, recovery of said amount shall be the injured Party's sole and exclusive remedy against the providing Party for such failures, mistakes, omissions, interruptions, delays, errors or defects.

       26.2 Neither Party shall be liable to the other in connection with the provision or use of services offered under this Agreement for indirect, incidental, consequential, reliance or special damages, including (without limitation) damages for lost profits (collectively, "Consequential Damages"), regardless of the form of action, whether in contract, warranty, strict liability, or tort, including, without limitation, negligence of any kind, even if the other Party has been advised of the possibility of such damages; provided, that neither Party's liability shall be limited for willful misconduct; and, provided further that the foregoing shall not limit a Party's obligation under Section 25.

       26.3 The Parties agree that neither Party shall be liable to the customers of the other Party in connection with its provision of services to the other Party under this Agreement. Nothing in this Agreement shall be deemed to create a third party beneficiary relationship between the Party providing the service and the customers of the Party purchasing the service. In the event of a dispute involving both Parties with a customer of one Party, both Parties shall assert the applicability of any limitations on liability to customers that may be contained in either Party's applicable Tariff(s).


27.0   PERFORMANCE STANDARDS FOR SPECIFIED ACTIVITIES


       27.1   PERFORMANCE STANDARDS


       BA shall provide the Interconnection and unbundled Network Elements contemplated hereunder in accordance with the performance standards set forth in
Section 251(c) of the Act and the FCC Regulations, including without limitation the rules set forth in 47 Code of Federal Regulations Sections 51.305(a)(3), 51.305(a)(5), 51.311(a), 51.311(b), and 51.313(b).


       27.2   PERFORMANCE MONITORING REPORTS, STANDARDS AND REMEDIES


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

              27.2.1 Schedule 27.0, Performance Monitoring Reports, Standards and Remedies, is made a part of this Agreement and incorporated herein in its entirety. The Parties acknowledge that Schedule 27.0 does not provide for intervals, reports or standards including xDSL loops and intend that such intervals, reports and standards will be developed in the future.




       27.3   PERFORMANCE REMEDIES

       The question of what remedies or other action might be appropriate in any situation where ACI believes, based on a statistically significant number of reports described above, that Bell Atlantic is not complying with the performance standards referenced in subsection 27.1 above shall be resolved, in the first instance, through negotiations between the Parties and, failing prompt and successful negotiations, through the complaint processes of the Commission, the FCC, or a court of competent jurisdiction. BA agrees to join ACI in encouraging the Commission to develop expedited procedures for the resolution of any performance-related complaints.


28.0   COMPLIANCE WITH LAWS; REGULATORY APPROVAL

       28.1 Each Party represents and warrants that it is now and will remain in compliance with all Applicable Laws. Each Party shall promptly notify the other Party in writing of any governmental action that suspends, cancels, withdraws, limits, or otherwise materially affects its ability to perform its obligations hereunder.

       28.2 The Parties understand and agree that this Agreement will be filed with the Commission and may thereafter be filed with the FCC as an integral part of BA's application pursuant to Section 271(d) of the Act. The Parties agree this Agreement was negotiated to satisfy obligations imposed by
Section 251 of the Act. Each Party covenants and agrees to fully support approval of this Agreement by the Commission or the FCC under Section 252 of the Act without modification. The Parties, however, reserve the right to seek regulatory relief and otherwise seek redress from each other regarding performance and implementation of this Agreement, including, without limitation, the conformance of this Agreement to the FCC Regulations as provided in subsection 28.3 below.

       28.3 The Parties recognize that the FCC has issued and may continue to issue the FCC Regulations implementing Sections 251, 252, and 271 of the Act that affect certain terms contained in this Agreement. In the event that any one or more of the provisions contained herein is inconsistent with any applicable rule contained in such FCC Regulations or, in BA's reasonable determination, affects BA's application pursuant to Section 271(d) of the Act, the Parties agree to make only the minimum revisions necessary to eliminate the inconsistency or amend the application-affecting provision(s). Such minimum revisions shall not be considered material, and


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

shall not require further Commission approval (beyond any Commission approval required under Section 252(e) of the Act).

       28.4 In the event any Applicable Law other than the FCC Regulations requires modification of any material term(s) contained in this Agreement, either Party may require a renegotiation of the term(s) that require direct modification as well as of any term(s) that are reasonably affected thereby. If neither Party requests a renegotiation or if an Applicable Law requires modification of any non-material term(s), then the Parties agree to make only the minimum modifications necessary, and the remaining provisions of this Agreement shall remain in full force and effect. For purposes of this subsection 28.4 and without limitation of any other modifications required by Applicable Laws, the Parties agree that any modification required by Applicable Laws (i) to the two-tier Reciprocal Call Termination compensation structure for the transport and termination of Local Traffic described in Exhibit A, or (ii) that affects either Party's receipt of reciprocal compensation for the transport and termination of Local Traffic, shall be deemed to be a modification of a material term that requires immediate good faith renegotiation between the Parties. Until such renegotiation results in a new agreement or an amendment to this Agreement between the Parties, the Parties agree that (a) in the case of
(i) above, they will pay each other appropriate transport charges in addition to the usual call termination charge for Local Traffic that it delivers to the other Party's Local Serving Wire Center, provided each Party continues to offer the option of delivering Local Traffic to another IP in the LATA at the usual call termination charge only, and (b) in the case of (ii) above, the Party whose receipt of reciprocal compensation is affected shall not be obligated to pay the other Party reciprocal compensation for the other Party's transport and termination of the same kind of Local Traffic delivered by the affected Party in excess of what the affected Party is permitted to receive and retain.


29.0   MISCELLANEOUS

       29.1   AUTHORIZATION

              29.1.1 BA is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has full power and authority to execute and deliver this Agreement and to perform the obligations hereunder.

              29.1.2 ACI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

       29.2   INDEPENDENT CONTRACTOR

       Each Party shall perform services hereunder as an independent contractor and nothing herein shall be construed as creating any other relationship between the Parties. Each Party and each Party's contractor shall be solely responsible for the withholding or payment of all applicable federal, state and local income taxes, social security taxes and other payroll taxes with


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respect to their employees, as well as any taxes, contributions or other obligations imposed by applicable state unemployment or workers' compensation acts. Each Party has sole authority and responsibility to hire, fire and otherwise control its employees.

       29.3   FORCE MAJEURE

       Neither Party shall be responsible for delays or failures in performance resulting from acts or occurrences beyond the reasonable control of such Party, regardless of whether such delays or failures in performance were foreseen or foreseeable as of the date of this Agreement, including, without limitation: adverse weather conditions, fire, explosion, power failure, acts of God, war, revolution, civil commotion, or acts of public enemies; any law, order, regulation, ordinance or requirement of any government or legal body; or labor unrest, including, without limitation, strikes, slowdowns, picketing or boycotts; or delays caused by the other Party or by other service or equipment vendors; or any other circumstances beyond the Party's reasonable control. In such event, the affected Party shall, upon giving prompt notice to the other Party, be excused from such performance on a day-to-day basis to the extent of such interferences (and the other Party shall likewise be excused from performance of its obligations on a day-to-day basis to the extent such Party's obligations relate to the performance so interfered with). The affected Party shall use its best efforts to avoid or remove the cause(s) of non-performance and both Parties shall proceed to perform with dispatch once the cause(s) are removed or cease.

       29.4   CONFIDENTIALITY

              29.4.1 All information, including but not limited to specification, microfilm, photocopies, magnetic disks, magnetic tapes, drawings, sketches, models, samples, tools, technical information, data, employee records, maps, financial reports, and market data, (i) furnished by one Party to the other Party dealing with customer specific, facility specific, or usage specific information, other than customer information communicated for the purpose of publication or directory database inclusion, or (ii) obtained by one Party about the other Party's Customers through use of operations support systems, and that the receiving Party knows or has reason to know is Confidential information, or
(iii) in written, graphic, electromagnetic, or other tangible form and marked at the time of delivery as "Confidential" or "Proprietary," or (iv) communicated orally and declared to the receiving Party at the time of delivery to be "Confidential" or "Proprietary" (collectively referred to as "Proprietary Information"), shall remain the property of the disclosing Party.

              29.4.2 Each Party shall keep all of the other Party's Proprietary Information confidential in the same manner it holds its own Proprietary Information confidential (which in all cases shall be no less than reasonable) and shall use the other Party's Proprietary Information only for performing the covenants contained in this Agreement. Neither Party shall use the other Party's Proprietary Information for any other purpose, including access by BA's retail operations, except as permitted by Applicable Law or upon such terms and conditions as may be agreed upon between the Parties in writing.

              29.4.3 Unless otherwise agreed, the obligations of confidentiality and non-use set forth in this Agreement do not apply to such Proprietary Information that:

              (a) was, at the time of receipt, already known to the receiving Party free of any obligation to keep it confidential as evidenced by written records prepared prior to delivery by the disclosing Party; or

              (b) is or becomes publicly known through no wrongful act of the receiving Party; or

              (c) is rightfully received from a third person having no direct or indirect secrecy or confidentiality obligation to the disclosing Party with respect to such information; or

              (d) is independently developed by an employee, agent, or contractor of the receiving Party that is not involved in any manner with the provision of services pursuant to this Agreement and does not have any direct or indirect access to the Proprietary Information; or

              (e) is approved for release by written authorization of the disclosing Party; or

              (f) is required to be made public by the receiving Party pursuant to applicable law or regulation, provided that the receiving Party shall give sufficient notice of the requirement to the disclosing Party to enable the disclosing Party to seek protective orders.

              29.4.4 Upon request by the disclosing Party, the receiving Party shall return all tangible copies of Proprietary Information, whether written, graphic, electromagnetic or otherwise, except that the receiving Party may retain one copy for archival purposes only.

              29.4.5 Notwithstanding any other provision of this Agreement, the provisions of this subsection 29.4 shall apply to all Proprietary Information furnished by either Party to the other in furtherance of the purpose of this Agreement, even if furnished before the Effective Date.

              29.4.6 Any breach by a Party or its employees, agents or contractors, of the provisions of this section 29.4 shall be deemed a material breach of the Agreement. The Parties agree that the Party whose information is disclosed would be irreparably injured by such a breach of this section 29.4.
In addition, if a Party or its employee, agent or contractor any time breaches this section 29.4 and such breach continues for more than ten (10) days after written notice thereof from the other Party, then that other Party shall be entitled to seek equitable relief, including injunctive relief and specific performance, in the event of any such breach. Such remedies shall not be deemed to be the exclusive remedies for any such breach, but shll be in addition to any other remedies available under this Agreement or at law or in equity.

       29.5   CHOICE OF LAW

       The construction, interpretation and performance of this Agreement shall be governed by and construed in accordance with the laws of the state in which this Agreement is to be performed, except for its conflicts of laws provisions. In addition, insofar as and to the extent federal law may apply, federal law will control.

       29.6   TAXES

              29.6.1 IN GENERAL. With respect to any purchase hereunder of services, facilities or arrangements, if any federal, state or local tax, fee, surcharge or other tax-like charge (a "Tax") is required or permitted by Applicable Law to be collected from the purchasing Party by the providing Party, then (i) the providing Party shall properly bill the purchasing Party for such Tax, (ii) the purchasing Party shall timely remit such Tax to the providing Party and (iii) the providing Party shall timely remit such collected Tax to the applicable taxing authority.

              29.6.2 TAXES IMPOSED ON THE PROVIDING PARTY With respect to any purchase hereunder of services, facilities or arrangements, if any federal, state or local Tax is imposed by Applicable Law on the receipts of the providing Party, which Law permits the providing Party to exclude certain receipts received from sales for resale to a public utility, distributor, telephone company, local exchange carrier, telecommunications company or other communications company ("Telecommunications Company"), such exclusion being based solely on the fact that the purchasing Party is also subject to a tax based upon receipts ("Receipts Tax"), then the purchasing Party (i) shall provide the providing Party with notice in writing in accordance with subsection
29.6.6 of this Agreement of its intent to pay the Receipts Tax and (ii) shall timely pay the Receipts Tax to the applicable tax authority.

              29.6.3 TAXES IMPOSED ON CUSTOMERS With respect to any purchase hereunder of services, facilities or arrangements that are resold to a third party, if any federal, state or local Tax is imposed by Applicable Law on the subscriber, end-user, Customer or ultimate consumer ("Subscriber") in connection with any such purchase, which a Telecommunications Company is required to impose and/or collect from a Subscriber, then the purchasing Party (i) shall be required to impose and/or collect such Tax from the Subscriber and (ii) shall timely remit such Tax to the applicable taxing authority.

              29.6.4 LIABILITY FOR UNCOLLECTED TAX, INTEREST AND PENALTY If the providing Party has not received an exemption certificate and fails to collect any Tax as required by subsection 29.6.1, then, as between the providing Party and the purchasing Party, (i) the purchasing Party shall remain liable for such uncollected Tax and (ii) the providing Party shall be liable for any interest assessed thereon and any penalty assessed with respect to such uncollected Tax by such authority. If the providing Party properly bills the purchasing Party for any Tax but the purchasing Party fails to remit such Tax to the providing Party as required by subsection 29.6.1, then, as between the providing Party and the purchasing Party, the purchasing Party shall be liable for such uncollected Tax and any interest assessed thereon, as well as any penalty assessed with respect to such uncollected Tax by the applicable taxing authority. If the providing Party does not collect any Tax as required by subsection 29.6.1 because the purchasing Party has provided such providing Party with an exemption certificate that is later found to be inadequate by a taxing authority, then, as between the providing Party and the purchasing Party, the purchasing Party shall be liable for such uncollected Tax and any interest assessed thereon, as well as any penalty assessed with respect to such uncollected Tax by the applicable taxing authority. If the purchasing Party fails to pay the Receipts Tax as required by subsection 29.6.2, then, as between the providing Party and the purchasing Party, (x) the providing Party shall be liable for any Tax imposed on its receipts and (y) the purchasing Party shall be liable for any interest assessed thereon and any penalty assessed upon the providing Party with respect to such Tax by such authority. If the purchasing Party fails to impose and/or collect any Tax from Subscribers as required by subsection 29.6.3, then, as between the providing Party and the purchasing Party, the purchasing Party shall remain liable for such uncollected Tax and any interest assessed thereon, as well as any penalty assessed with respect to such uncollected Tax by the applicable taxing authority. With respect to any Tax that the purchasing Party has agreed to pay, or is required to impose on and/or collect from Subscribers, the purchasing Party agrees to indemnify and hold the providing Party harmless on an after-tax basis for any costs incurred by the providing Party as a result of actions taken by the applicable taxing authority to recover the Tax from the providing Party due to the failure of the purchasing Party to timely pay, or collect and timely remit, such Tax to such authority. In the event either Party is audited by a taxing authority, the other Party agrees to cooperate fully with the Party being audited in order to respond to any audit inquiries in a proper and timely manner so that the audit and/or any resulting controversy may be resolved expeditiously.

              29.6.5 TAX EXEMPTIONS AND EXEMPTION CERTIFICATES If Applicable Law clearly exempts a purchase hereunder from a Tax, and if such Law also provides an exemption procedure, such as an exemption-certificate requirement, then, if the purchasing Party complies with such procedure, the providing Party shall not collect such Tax during the effective period of such exemption. Such exemption shall be effective upon receipt of the exemption certificate or affidavit in accordance with the terms set forth in subsection 29.6.6. If Applicable Law clearly exempts a purchase hereunder from a Tax, but does not also provide an exemption procedure, then the providing Party shall not collect such Tax if the purchasing Party (i) furnishes the providing Party with a letter signed by an officer requesting such an exemption and citing the provision in the Law which clearly allows such exemption and (ii) supplies the providing Party with an indemnification agreement, reasonably acceptable to the providing Party (E.G., an agreement commonly used in the industry), which holds the providing Party harmless on an after-tax basis with respect to its forbearing to collect such Tax.

              29.6.6 If any discount or portion of a discount in price provided to ACI under this Agreement (including, but not limited to, a wholesale discount provided for in Exhibit A) is based on anticipated Tax savings to BA because it was anticipated that receipts from sales of BA services that would otherwise be subject to a Tax on such receipts could be excluded from such Tax under Applicable Law because the BA services would be sold to ACI for resale, and BA is, in fact, required by Applicable Law to pay such Tax on receipts from sales of BA services to ACI, then, as between BA and ACI, ACI shall be liable for, and shall indemnify and hold harmless BA against (on an after-tax basis), any such Tax and any interest and/or penalty assessed by the applicable taxing authority on either ACI or BA with respect to the Tax on BA's receipts.

              29.6.7 All notices, affidavits, exemption-certificates or other communications required or permitted to be given by either Party to the other, for purposes of this subsection 29.6, shall be made in writing and shall be delivered in person or sent by certified mail, return receipt requested, or registered mail, or a courier service providing proof of service, and sent to the addressees set forth in subsection 29.10 as well as to the following:

       To Bell Atlantic:           Tax Administration
                                   Bell Atlantic Network Services, Inc.
                                   1717 Arch Street
                                   30th Floor
                                   Philadelphia, PA 19103

       To ACI:
                                   ACI Corp.
                                   c/o Katrina Thompson
                                   8787 Complex Drive
                                   Suite 200
                                   San Diego, CA  92123
Either Party may from time to time designate another address or other addressees by giving notice is accordance with the terms of this subsection 29.6. Any notice or other communication shall be deemed to be given when received.

       29.7   ASSIGNMENT

       Either Party may assign this Agreement or any of its rights or obligations hereunder to a third party, including, without limitation, its parent or other affiliate, with the other Party's prior written consent, which consent shall not be unreasonably withheld upon the provision of reasonable evidence by the proposed assignee that it has the resources, ability, and authority to provide satisfactory performance under this Agreement. Any assignment or delegation in violation of this subsection 29.7 shall be void and ineffective and constitute a default of this Agreement.

       29.8   BILLING AND PAYMENT; DISPUTED AMOUNTS

              29.8.1 Except as may otherwise be provided in this Agreement, or as otherwise expressly agreed in writing by the Parties, each Party shall submit on a monthly basis an itemized statement of charges incurred by the other Party during the preceding month(s) for services rendered hereunder. Payment of billed amounts under this Agreement, whether billed on a monthly basis or as otherwise provided herein, shall be due, in immediately available U.S. funds, within thirty (30) calendar days of the bill date or within twenty (20) calendar days from the receipt of the bill, whichever is longer.

              29.8.2 Although it is the intent of both Parties to submit timely and accurate statements of charges, failure by either Party to present statements to the other Party in a timely manner shall not constitute a breach or default, or a waiver of the right to payment of the incurred charges, by the billing Party under this Agreement, and the billed Party shall not be entitled to dispute the billing Party's statement(s) based on such Party's failure to submit them in a timely fashion.

              29.8.3 If any portion of an amount due to a Party (the "Billing Party") under this Agreement is subject to a BONA FIDE dispute between the Parties, the Party billed (the "Non-Paying Party") shall within sixty (60) days of its receipt of the invoice containing such disputed amount give notice to the Billing Party of the amounts it disputes ("Disputed Amounts") and include in such notice the specific details and reasons for disputing each item. The Non-Paying Party shall pay when due (i) all undisputed amounts to the Billing Party and (ii) the Disputed Amount up to the higher of $10,000 or 50% of the Disputed Amount into an interest bearing escrow account with a third party escrow agent mutually agreed upon by the Parties. The remaining balance of the Disputed Amount not placed into escrow shall thereafter be paid, if appropriate, upon final determination of such dispute.

              29.8.4 If the Parties are unable to resolve the issues related to the Disputed Amounts in the normal course of business within ninety (90) days after delivery to the Billing Party of notice of the Disputed Amounts, each of the Parties shall appoint a designated representative that has authority to settle the dispute and that is at a higher level of management than the persons with direct responsibility for administration of this Agreement. The designated representatives shall meet as often as they reasonably deem necessary in order to discuss the dispute and negotiate in good faith in an effort to resolve such dispute. The specific format for such discussions will be left to the discretion of the designated representatives, however all reasonable requests for relevant information made by one Party to the other Party shall be honored.

              29.8.5 If the Parties are unable to resolve issues related to the Disputed Amounts within forty-five (45) days after the Parties' appointment of designated representatives pursuant to subsection 29.8.4, or if either Party fails to appoint a designated representative within forty five (45) days, then either Party may file a complaint with the Commission to resolve such issues or proceed with any other remedy pursuant to law or equity. The Commission may direct release of any or all funds (including any accrued interest) in the escrow account, plus applicable late fees, to be paid to either Party.

              29.8.6 The Parties agree that all negotiations pursuant to this subsection 29.8 shall remain confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state rules of evidence.

              29.8.7 Any undisputed amounts not paid when due shall accrue interest from the date such amounts were due at the lesser of (i) one and one-half percent (1-1/2%) per month or (ii) the highest rate of interest that may be charged under applicable law.

       29.9   DISPUTE RESOLUTION

       Any dispute between the Parties regarding the interpretation or enforcement of this Agreement or any of its terms shall be addressed by good faith negotiation between the Parties, in the first instance. Should such negotiations fail to resolve the dispute in a reasonable time, either Party may initiate an appropriate action in any regulatory or judicial forum of competent jurisdiction or such other dispute resolution mechanisms as the Parties may agree. During any such negotiation or action, each Party shall continue to perform its obligations under this Agreement; provided, however, that neither Party shall be required to act in an unlawful fashion.

       29.10  NOTICES

       Except as otherwise provided in this Agreement, notices given by one Party to the other Party under this Agreement shall be in writing and shall be
(a) delivered personally, (b) delivered by express delivery service, (c) mailed, certified mail or first class U.S. mail postage prepaid, return receipt requested, or (d) delivered by telecopy to the following addresses of the
Parties:

              To ACI:              ACI Corp.
                                   c/o Jeffrey Blumenfeld
                                   Blumenfeld and Cohen
                                   1615 M. Street, N.W.
                                   Suite 700
                                   Washington, DC  20036
                                   Phone:  202-955-6300
                                   Fax:       202-955-6460


              To BA: Director - Interconnection Services Bell Atlantic Network Services, Inc. 1320 N. Courthouse Road
                                   2nd  Floor
                                   Arlington, VA  22201
                                   Facsimile:  703/974-2183

       with a copy to:

                                   Vice President and General Counsel
                                   Bell Atlantic - Pennsylvania, Inc.
                                   1717 Arch Street
                                   32nd Floor
                                   Philadelphia, PA  19103
                                   Facsimile:  215/563-2658
or to such other address as either Party shall designate by proper notice. Notices will be deemed given as of the earlier of (i) the date of actual receipt, (ii) the next business day when notice is sent via express mail or personal delivery, (iii) three (3) days after mailing in the case of first class or certified U.S. mail, or (iv) on the date set forth on the confirmation in the case of telecopy.

       29.11  SECTION 252(i) OBLIGATIONS

              29.11.1 To the extent , and only to the extent, required under Applicable Law, BA shall make available without unreasonable delay to ACI any individual interconnection, service or network element contained in any agreement to which BA is a party that is approved by the Commission pursuant to
Section 252 of the Act, upon the same rates, terms and conditions, as those provided in such agreement. In addition, BA shall make available to ACI without unreasonable delay to ACI any individual interconnection, services or network elements not provided for in this Agreement, that is contained in any Agreement to which BA is a party and that has been approved by the Commission pursuant to
Section 252 of the Act, upon the same rates, terms, and conditions as those provided in such agreement. BA agrees to notify ACI on a quarterly basis via an "all users of access" letter or similar written notice or by providing information on a publicly available BA Internet website of any such agreement once BA has filed it with the Commission for approval.

              29.11.2 To the extent the exercise of the foregoing options requires a rearrangement of facilities by the providing Party, the opting Party shall be liable for the non-recurring charges associated therewith.

              29.11.3 The Party electing to exercise such option shall do so by delivering written notice to the first Party. Upon receipt of said notice by the first Party, the Parties shall amend this Agreement to provide the same rates, terms and conditions to the notifying Party for the remaining term of this Agreement; provided, however, that the Party exercising its option under this subsection 29.11 must continue to provide the same services or arrangements to the first Party as required by this Agreement, subject either to the rates, terms, and conditions applicable to the first Party in its agreement with the third party or to the rates, terms, and conditions of this Agreement, whichever is more favorable to the first Party in its sole determination.

              29.11.4 BA represents and warrants that, as of the date of this Agreement, it has not entered into any comparable Interconnection agreement with any other CLEC in BA's service territory that is significantly more favorable than the terms contained herein. BA makes no warranty or representation with respect to its Interconnection arrangements with its affiliates or ITCs.

       29.12  JOINT WORK PRODUCT

       Certain of the provisions in this Agreement are the joint work product of the parties and have been negotiated by the parties and their respective counsel and those provisions shall be fairly interpreted in accordance with its terms and, in the event of any ambiguities, no inferences shall be drawn against either Party.

       29.13  NO THIRD PARTY BENEFICIARIES; DISCLAIMER OF AGENCY

       This Agreement is for the sole benefit of the Parties and their permitted assigns, and nothing herein express or implied shall create or be construed to create any third-party beneficiary rights hereunder. Except for provisions herein expressly authorizing a Party to act for another, nothing in this Agreement shall constitute a Party as a legal representative or agent of the other Party, nor shall a Party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name or on behalf of the other Party unless otherwise expressly permitted by such other Party. Except as otherwise expressly provided in this Agreement, no Party undertakes to perform any obligation of the other Party, whether regulatory or contractual, or to assume any responsibility for the management of the other Party's business.

       29.14  NO LICENSE

              29.14.1 Except as may be expressly provided herein, nothing in this Agreement shall be construed as the grant of a license with respect to any patent, copyright, trademark, trade name, trade secret or any other proprietary or intellectual property now or hereafter owned, controlled or licensable by either Party. Neither Party may use any patent, copyrightable materials, trademark, trade name, trade secret or other intellectual property right of the other Party except in accordance with the terms of a separate license agreement between the Parties granting such rights.

              29.14.2 Neither Party shall have any obligation to defend, indemnify or hold harmless, or acquire any license or right for the benefit of, or owe any other obligation or have any liability to, the other Party or its customers based on or arising from any claim, demand, or proceeding by any third party alleging or asserting that the use of any circuit, apparatus, or system, or the use of any software, or the performance of any service or method, or the provision of any facilities by either Party under this Agreement, alone or in combination with that of the other Party, constitutes direct, vicarious or contributory infringement or inducement to infringe, misuse or misappropriation of any patent, copyright, trademark, trade secret, or any other proprietary or intellectual property right of any Party or third party. Each Party, however, shall offer to the other reasonable cooperation and assistance in the defense of any such claim.

              29.14.3 NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, THE PARTIES AGREE THAT NEITHER PARTY HAS MADE, AND THAT THERE DOES NOT EXIST, ANY WARRANTY, EXPRESS OR IMPLIED, THAT THE USE BY THE PARTIES OF THE OTHER'S FACILITIES, ARRANGEMENTS, OR SERVICES PROVIDED UNDER THIS AGREEMENT SHALL NOT GIVE RISE TO A CLAIM BY ANY THIRD PARTY OF INFRINGEMENT, MISUSE, OR MISAPPROPRIATION OF ANY INTELLECTUAL PROPERTY RIGHT OF SUCH THIRD PARTY.

       29.15  TECHNOLOGY UPGRADES

       Nothing in this Agreement shall limit BA's ability to upgrade its network through the incorporation of new equipment, new software or otherwise. BA shall provide ACI written notice at least ninety (90) days prior to the incorporation of any such upgrades in BA's network that will materially affect ACI's service, and shall exercise reasonable efforts to provide at least one hundred eighty
(180) days notice where practicable. In addition, BA shall comply with the FCC Network Disclosure rules set forth in the FCC Regulations to the extent applicable. ACI shall be solely responsible for the cost and effort of accommodating such changes in its own network.

       29.16  SURVIVAL

       The Parties' obligations under this Agreement which by their nature are intended to continue beyond the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement.

       29.17  ENTIRE AGREEMENT

       The terms contained in this Agreement and any Schedules, Exhibits, tariffs and other documents or instruments referred to herein, which are incorporated into this Agreement by this reference, constitute the entire agreement between the Parties with respect to the subject matter hereof, superseding all prior understandings, proposals and other communications, oral or written. Neither Party shall be bound by any preprinted terms additional to or different from those in this Agreement that may appear subsequently in the other Party's form documents, purchase orders, quotations, acknowledgments, invoices or other communications.

       29.18  COUNTERPARTS

       This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

       29.19  MODIFICATION, AMENDMENT, SUPPLEMENT, OR WAIVER

       No modification, amendment, supplement to, or waiver of the Agreement or any of its provisions shall be effective and binding upon the Parties unless it is made in writing and duly signed by the Parties. A failure or delay of either Party to enforce any of the provisions hereof, to exercise any option which is herein provided, or to require performance of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or options.

       29.20  SEVERABILITY

       If any term, condition or provision of this Agreement is held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not invalidate the entire Agreement (unless such construction would be unreasonable), and the Agreement shall be construed as if it did not contain the invalid or unenforceable provision or provisions, and the rights and obligations of each Party construed and enforced accordingly.


       29.21  SUCCESSORS AND ASSIGNS

       This Agreement shall be binding on and inure to the benefit of the Parties and their respective legal successors and permitted assigns.

       29.22  PUBLICITY

       Neither Party shall use the name of the other Party in connection with this Agreement in a press release or statement without the prior consent of the other Party, which consent shall not be unreasonably withheld.

       29.23  GOOD FAITH PERFORMANCE

       In the performance of their obligations under this Agreement, the Parties shall cooperate fully and act in good faith and consistently with the intent of the Act. Where notice, approval or similar action by a Party is permitted or required by any provision of this Agreement (including, without limitation the obligation of the Parties to further negotiate the resolution of new or open issues under this Agreement), such action shall not be unreasonably delayed, withheld or conditioned.

       IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of this 5th day of June, 1998.


ACI CORP.                             BELL ATLANTIC-
                                        PENNSYLVANIA, INC.


By: /s/ Joseph D. D'Angelo            By: /s/ J. Goldberg
   -------------------------             -------------------------

Printed:  Joseph D. D'Angelo          Printed: J. Goldberg
        --------------------                  --------------------

Title:  VP and GM                     Title: President -- TLS
      ----------------------                ----------------------

SCHEDULE 1.0



[INTENTIONALLY LEFT BLANK BY MUTUAL AGREEMENT OF THE PARTIES]

SCHEDULE 3.0

INITIAL NETWORK IMPLEMENTATION SCHEDULE FOR BA-PA

     In accordance with the provisions of Section 3 of the Agreement, the Parties shall make their best efforts to meet the following initial Milestones no later than the listed Dates.


--------------------------------------------------------------------------------
 LATA IN BA-PA       MILESTONE                                            DATE
--------------------------------------------------------------------------------
 LATA ___            LATA Start Date                                      TBD
                     -----------------------------------------------------------
                     SS7 Certification, Collocation, Operator             TBD
                     Services/DA Facilities, and NXX(s) Applied For
                     -----------------------------------------------------------
                     Parties Agree on Trunking Arrangements for Traffic   TBD
                     Exchange
                     -----------------------------------------------------------
                     Valid Access Service Request(s) ("ASRs") for         TBD
                     Traffic Exchange Trunk Groups and Routing
                     Information Received by BA
                     -----------------------------------------------------------
                     Valid Orders for 911 Facilities Received by BA       TBD
                     -----------------------------------------------------------
                     All Trunks (Traffic Exchange, Operator               TBD
                     Services/DA, 911) Tested and Turned Up
                     -----------------------------------------------------------
                     SS7 Certification Achieved;(1)  Collocation          TBD
                     Arrangements Complete for Trunk Interconnection
                     and Access to Network Elements(2)
                     -----------------------------------------------------------
                     Arrangements for Alternate-Billed Calls Agreed       TBD
                     Upon
                     -----------------------------------------------------------
                     Call-through Testing Completed; "Interconnection     TBD
                     Activation Date"
--------------------------------------------------------------------------------

     Failure of a Party or the Parties to meet an earlier Milestone Date shall not relieve either Party of the responsibility to make its best efforts to meet subsequent Milestone Date(s) in the LATA, unless, and only to the extent that, the subsequent Milestone Date(s) depend on the timely completion of such earlier Milestone Date.

     For purposes of Section 3, (i) business Telephone Exchange Service shall be considered "fully operational" in a LATA in BA-PA when ACI has an effective Tariff for business Telephone Exchange Service in BA-PA and a significant number of Telephone Exchange Service Customer lines in service for business Telephone Exchange Service Customers in that LATA in BA-PA that are not affiliates or employees of either BA or


-----------------------------------
(1) SS7 certification scheduling depends on actual schedule availability at time of request. Initial implementation will be multi-frequency until SS7 certification is achieved.
(2) Intervals for IDLC collocation arrangements for VG ULL capability are 60 days for Virtual Collocation and 120 days for Physical Collocation from the date the arrangement is applied for.

ACI, and (ii) residential Telephone Exchange Service shall be considered "fully operational" in a LATA in BA-PA when ACI has an effective Tariff for residential Telephone Exchange Service in BA-PA and has a significant number of Telephone Exchange Service Customer lines in service for residential Telephone Exchange Service Customers in that LATA in BA-PA that are not affiliates or employees of either BA or ACI.

SCHEDULE 4.0


BA - PA


 ACI IPs                                              BA IPs
 -------                                              ------
 TBD                                                  TBD

SCHEDULE 4.5

INTERCONNECTION POINTS FOR DIFFERENT TYPES OF TRAFFIC

     Each Party shall provide the other Party with Interconnection to its network at the following points for transmission, routing and termination. Each Party shall make available at its Interconnection Points facilities to route the traffic it receives to the appropriate final destination. Interconnection at a BA-IP that is a Local Serving Wire Center provides access to all of the Interconnection Points identified below (except for paragraphs 8 through 11), via facilities appropriate for the traffic types and destinations identified below. Compensation for such facilities will be as set forth in Exhibit A or as provided elsewhere herein.

     1. For the termination of Local Traffic or Toll Traffic originated by one Party's Customer and terminated to the other Party's Customer, at the points set forth in subsections 4.2 and/or 4.3 of the main body of the Agreement.

     2.   For the termination of Meet Point Billing Traffic from an IXC to:

          (a)  ACI, at the ACI-IP in LATA in which the Traffic is to terminate.

          (b)  BA, at the BA-IP in LATA in which the Traffic is to terminate.

     3. For the termination of Transit Traffic from an ITC, wireless carrier, or other CLEC to:

          (a)  ACI, at the ACI-IP in which the Traffic is to terminate.

          (b)  BA, at the BA-IP in LATA in which the Traffic is to terminate.

     4. For 911/E911 traffic originated on ACI's network, at the PSAP in areas where only Basic 911 service is available, or at the BA 911 Tandem Office serving the area in which the ACI Customer is located, in accordance with applicable state laws and regulations and PSAP requirements.

     5. For Directory Assistance (411 or NPA-555-1212) traffic, at the applicable BA Local Serving Wire Center or the BA operator services Tandem Office subtended by such Local Serving Wire Center.

     6. For Operator Services (call completion) traffic, at the applicable BA Local Serving Wire Center or the BA operator services Tandem Office subtended by such Local Serving Wire Center.

     7. For LSV/VCI traffic, at the terminating Party's Local Serving Wire Center or operator services Tandem Office subtended by such Local Serving Wire Center.

     8.   For SS7 signaling originated by:

          (a) ACI, at mutually agreed-upon Signaling Point of Interconnection(s) ("SPOI") in the LATA in which the Local or Toll Traffic originates, over CCSAC links provisioned in accordance with Bellcore GR-905 and Bell Atlantic Supplement Common Channel Signaling Network Interface Specification (BA_905).

          (b) BA, at mutually agreed-upon SPOIs in the LATA in which the Local or Toll Traffic originates, over a CCSAC links provisioned in accordance with Bellcore GR-905 and BA-905.

Alternatively, either Party may elect to interconnect for SS7 signaling through a commercial SS7 hub provider.

     9. For 800/888 database inquiry traffic, at any BA Signaling Transfer Point in the LATA in which the originating ACI Wire Center is located, over a CCSAC link. Alternatively, ACI may elect to interconnect through a commercial SS7 hub provider.

     10. For Line Information Database ("LIDB") inquiry traffic, at any BA Signaling Transfer Point in the LATA in which the LIDB is located, over a CCSAC link. Alternatively, ACI may elect to interconnect through a commercial SS7 hub provider.

     11. For any other type of traffic, at reasonable points to be agreed upon by the Parties, based on the network architecture of the terminating Party's network.

SCHEDULE 6.3

RATE ELEMENTS UNDER MEET POINT BILLING


INTERSTATE ACCESS - TERMINATING TO OR ORIGINATING FROM ACI CUSTOMERS

RATE ELEMENT                                BILLING COMPANY
------------                                ---------------
Carrier Common Line                         ACI
Local Switching                             ACI
Interconnection Charge                      ACI
Local Transport Facility/
  Tandem Switched Transport Per Mile        Based on negotiated billing
                                            percentage (BIP)
Tandem Switching                            BA
Local Transport Termination/
  Tandem Switched Transport Fixed           BA
Entrance Facility                           BA
800 Database Query                          Party that performs query


INTRASTATE ACCESS - TERMINATING TO OR ORIGINATING FROM ACI CUSTOMERS

RATE ELEMENT                                BILLING COMPANY
------------                                ---------------
Carrier Common Line                         ACI
Local Switching                             ACI
Interconnection Charge                      ACI
Local Transport Facility/
  Tandem Switched Transport Per Mile        Based on negotiated billing
                                            percentage (BIP)
Tandem Switching                            BA
Local Transport Termination/
  Tandem Switched Transport Fixed           BA
Entrance Facility                           BA
800 Database Query                          Party that performs query

SCHEDULE 11.3

ACCESS TO NETWORK INTERFACE DEVICE


     1. Due to the wide variety of NIDs utilized by BA (based on Customer size and environmental considerations), ACI may access the Customer's Inside Wire by any of the following means:

          (a) Where an adequate length of Inside Wire is present and environmental conditions permit, Requesting Carrier may remove the Inside Wire from BA's NID and connect that wire to ACI's NID;

          (b) Enter the Customer access chamber or "side" of "dual chamber" NID enclosures for the purpose of extending a connecterized or spliced jumper wire from the Inside Wire through a suitable "punch-out" hole of such NID enclosures;

          (c) Request BA to make other rearrangements to the Inside Wire terminations or terminal enclosure on a time and materials cost basis to be charged to the requesting party (I.E., ACI, its agent, the building owner or the Customer).

     2. If ACI accesses the Customer's Inside Wire as described in Paragraph 1(c) above, the Tariffed time and materials charges will be billed to the requesting party (I.E., ACI, the building owner or the Customer).

     3. In no case shall ACI remove or disconnect BA's loop facilities from BA's NIDs, enclosures, or protectors.

     4. In no case shall ACI remove or disconnect ground wires from BA's NIDs, enclosures, or protectors.

     5. In no case shall ACI remove or disconnect NID modules, protectors, or terminals from BA's NID enclosures.

     6. Maintenance and control of premises wiring (Inside Wire) is the responsibility of the Customer. Any conflicts between service providers for access to the Customer's Inside Wire must be resolved by the Customer.

     7. Due to the wide variety of NID enclosures and outside plant environments, BA will work with ACI to develop specific procedures to establish the most effective means of implementing this Schedule 11.3.

SCHEDULE 11.4

UNBUNDLED SWITCHING ELEMENTS


LOCAL SWITCHING

     The unbundled local Switching Elements include line side and trunk side facilities (E.G. line and trunk side Ports such as analog and ISDN line side Ports and DS1 trunk side Ports) plus the features, functions, and capabilities of the switch. It consists of the line-side Port (including connection between a loop termination and a switch line card, telephone number assignment, basic intercept, one primary directory listing, presubscription, and access to 911, operator services, and directory assistance), line and line group features (including all vertical features and line blocking options that the switch and its associated deployed switch software is capable of providing and are currently offered to BA's local exchange customers), usage (including the connection of lines to lines, lines to trunks, trunks to lines, and trunks to trunks), and trunk features (including the connection between the trunk termination and a trunk card).

     BA shall offer, as an optional chargeable feature, daily usage tapes. ACI may request activation or deactivation of features on a per-port basis at any time, and shall compensate BA for the non-recurring charges associated with processing the order. ACI may submit a Bona Fide Request for other switch features and functions that the switch is capable of providing, but which BA does not currently provide, or for customized routing of traffic other than operator services and/or directory assistance traffic. BA shall develop and provide these requested services where technically feasible with the agreement of ACI to pay the recurring and non-recurring costs of developing, installing, updating, providing and maintaining these services.

TANDEM SWITCHING

     The unbundled tandem Switching Element includes trunk-connect facilities, the basic switching function of connecting trunks to trunks, and the functions that are centralized in Tandem Switches. Unbundled tandem switching creates a temporary transmission path between interoffice trunks that are interconnected at a BA Access Tandem for the purpose of routing a call or calls.

SCHEDULE 12.3

                            SUPPORT SERVICES FOR RESALE



1.   BA OSS SERVICES

     1.1    DEFINITIONS

     As used in the Schedule 12.3, the following terms shall have the meanings stated below:

     1.1.1 "BA Operations Support Systems" means BA systems for pre-ordering, ordering, provisioning, maintenance and repair, and billing.

     1.1.2 "BA OSS Services" means access to BA Operations Support Systems functions. The term "BA OSS Services" includes, but is not limited to:
     (a) BA's provision of ACI Usage Information to ACI pursuant to Section 1.3 below; and, (b) "BA OSS Information", as defined in Section 1.1.4 below.

     1.1.3 "BA OSS Facilities" means any gateways, interfaces, databases, facilities, equipment, software, or systems, used by BA to provide BA OSS Services to ACI.

     1.1.4 "BA OSS Information" means any information accessed by, or disclosed or provided to, ACI through or as a part of BA OSS Services. The term "BA OSS Information" includes, but is not limited to: (a) any Customer Information related to a BA Customer or a ACI Customer accessed by, or disclosed or provided to, ACI through or as a part of BA OSS Services; and,
     (b) any ACI Usage Information (as defined in Section 1.1.6 below) accessed by, or disclosed or provided to, ACI.

     1.1.5 "BA Retail Telecommunications Service" means any Telecommunications Service that Bell Atlantic provides at retail to subscribers that are not Telecommunications Carriers. The term "BA Retail Telecommunications Service" does not include any exchange access service (as defined in Section 3(16) of the Act, 47 U.S.C. Section 153(16)) provided by BA.

     1.1.6 "ACI Usage Information" means the usage information for a BA Retail Telecommunications Service purchased by ACI under this Agreement that BA would record if BA was furnishing such BA Retail Telecommunications Service to a BA end-user retail Customer.

     1.1.7 "Customer Information" means CPNI of a Customer and any other non-public, individually identifiable information about a Customer or the purchase by a Customer of the services or products of a Party.

     1.2    BA OSS SERVICES

     1.2.1 Upon request by ACI, BA shall provide to ACI, pursuant to Section 251(c)(3) of the Act, 47 U.S.C. Section 251(c)(3), BA OSS Services.

     1.2.2 Subject to the requirements of Applicable Law, BA Operations Support Systems, BA Operations Support Systems functions, BA OSS Facilities, BA OSS Information, and the BA OSS Services that will be offered by BA, shall be as determined by BA. Subject to the requirements of Applicable Law, (including, where applicable, the disclosure requirements of Sections 29.15, 11.8.4 as well as any disclosure requirements imposed by the Commission, FCC or a court of competent jurisdiction). BA shall have the right to change BA Operations Support Systems, BA Operations Support Systems functions, BA OSS

     Facilities, BA OSS Information, and the BA OSS Services, from time-to-time, without the consent of ACI. .

     1.3    ACI USAGE INFORMATION

     1.3.1 Upon request by ACI, BA shall provide to ACI, pursuant to Section 251(c)(3) of the Act, 47 U.S.C. Section 251(c)(3), ACI Usage Information.

     1.3.2 ACI Usage Information will be available to ACI through the following:

          (a)  Daily Usage File on Data Tape.

          (b)  Daily Usage File through Network Data Mover  ("NDM").

          (c) Daily Usage File through Centralized Message Distribution System ("CMDS").

     1.3.3.1 ACI Usage Information will be provided in a Bellcore Exchange Message Records ("EMR") format.

     1.3.3.2 Daily Usage File Data Tapes provided pursuant to Section 1.3.2(a) above will be issued each day, Monday through Friday, except holidays observed by BA.

     1.3.4 Except as stated in this Section 1.3, subject to the requirements of Applicable Law, the manner in which, and the frequency with which, ACI Usage Information will be provided to ACI shall be determined by BA.

     1.5  ACCESS TO AND USE OF BA OSS FACILITIES

     1.5.1 BA OSS Facilities may be accessed and used by ACI only to the extent necessary for ACI's access to and use of BA OSS Services pursuant to the Agreement.

     1.5.2 BA OSS Facilities may be accessed and used by ACI only to provide Telecommunications Services to ACI Customers.

     1.5.3 ACI shall restrict access to and use of BA OSS Facilities to ACI. This Schedule 12.3 does not grant to ACI any right or license to grant sublicenses to other persons, or permission to other persons (except ACI's employees, agents and contractors, in accordance with Section 1.5.7 below), to access or use BA OSS Facilities.

     1.5.4 ACI shall not (a) alter, modify or damage the BA OSS Facilities (including, but not limited to, BA software), (b) copy, remove, derive, reverse engineer, or decompile, software from the BA OSS Facilities, or (c) obtain access through BA OSS Facilities to BA databases, facilities, equipment, software, or systems, which are not offered for ACI's use under this Schedule 12.3.

     1.5.5 ACI shall comply with all practices and procedures established by BA for access to and use of BA OSS Facilities (including, but not limited to, BA practices and procedures with regard to security and use of access and user identification codes).

     1.5.6 All practices and procedures for access to and use of BA OSS Facilities, and all access and user identification codes for BA OSS
     Facilities: (a) shall remain the property of BA; (b) shall be used by ACI only in connection with ACI's use of BA OSS Facilities permitted by this
     Schedule 12.3; (c) shall be treated by ACI as Confidential Information of BA pursuant to subsection 29.4 of the Agreement; and, (d) shall be destroyed or returned by ACI to BA upon the earlier of request by BA or the expiration or termination of the Agreement.

     1.5.7 ACI's employees, agents and contractors may access and use BA OSS Facilities only to the extent necessary for ACI's access to and use of the BA OSS Facilities permitted by this Agreement. Any access to or use of BA OSS Facilities by ACI's employees, agents, or contractors, shall be subject to the provisions of the Agreement, including, but not limited to, subsection 29.4 thereof and Sections 1.5.6 and 1.6.3.3 of this Schedule 12.3.

     1.6  BA OSS INFORMATION

     1.6.1 Subject to the provisions of this Schedule 12.3 and Applicable Law, BA grants to ACI a non-exclusive license to use BA OSS Information.

     1.6.2 All BA OSS Information shall at all times remain the property of BA. Except as expressly stated in this Schedule 12.3, ACI shall acquire no rights in or to any BA OSS Information.

     1.6.3.1 The provisions of this Section 1.6.3 shall apply to all BA OSS Information, except (a) ACI Usage Information, (b) CPNI of ACI, and (c) CPNI of a BA Customer or a ACI Customer, to the extent the Customer has authorized ACI to use the Customer Information.

     1.6.3.2 BA OSS Information may be accessed and used by ACI only to provide Telecommunications Services to ACI Customers.

     1.6.3.3 ACI shall treat BA OSS Information that is designated by BA, through written or electronic notice (including, but not limited to, through the BA OSS Services), as "Confidential" or "Proprietary" as Confidential Information of BA pursuant to subsection 29.4 of the Agreement.

     1.6.3.4 Except as expressly stated in this Schedule 12.3, this Agreement does not grant to ACI any right or license to grant sublicenses to other persons, or permission to other persons (except ACI's employees, agents or contractors, in accordance with Section 1.6.3.5 below, to access, use or disclose BA OSS Information.

     1.6.3.5 ACI's employees, agents and contractors may access, use and disclose BA OSS Information only to the extent necessary for ACI's access to, and use and disclosure of, BA OSS Information permitted by this
     Schedule 12.3. Any access to, or use or disclosure of, BA OSS Information by ACI's employees, agents or contractors, shall be subject to the provisions of this Agreement, including, but not limited to, subsection
     29.4 of the Agreement and Section 1.6.3.3 above.

     1.6.3.6 ACI's license to use BA OSS Information shall expire upon the earliest of: (a) the time when the BA OSS Information is no longer needed by ACI to provide Telecommunications Services to ACI Customers; (b) termination of the license in accordance with this Schedule 12.3; or (c) expiration or termination of the Agreement.

     1.6.3.7 All BA OSS Information received by ACI shall be destroyed or returned by ACI to BA, upon expiration, suspension or termination of the license to use such BA OSS Information.

     1.6.4 Unless sooner terminated or suspended in accordance with the Agreement or this Schedule 12.3 (including, but not limited to, subsection
     22.3 of the Agreement and Section 1.7.1 above), ACI's access to BA OSS Information through BA OSS Services shall terminate upon the expiration or termination of the Agreement.

     1.6.5.1 Without in any way limiting subsections 18.3 or 29.4 of the Agreement, BA shall have the right (but not the obligation) to audit ACI to ascertain whether ACI is complying with the requirements of Applicable Law and this Agreement with regard to ACI's access to, and use and disclosure of, BA OSS Information.

     1.6.5.2 Without in any way limiting any other rights BA or ACI may have under the Agreement or Applicable Law, BA shall have the right (but not the obligation) to monitor ACI's access to and use of BA OSS Information which is made available by BA to ACI pursuant to this Agreement, solely for the purpose of ascertaining whether ACI is complying with the requirements of Applicable Law and this Agreement, with regard to ACI's access to, and use and disclosure of, such BA OSS Information. The foregoing right shall include, but not be limited to, the right (but not the obligation) to electronically monitor ACI's access to and use of BA OSS Information which is made available by BA to ACI through BA OSS Facilities.

     1.6.5.3 Information obtained by BA pursuant to this Section 1.6.5 shall be treated by BA as Confidential Information of ACI pursuant to subsection
     29.4 of the Agreement; provided that, BA shall have the right (but not the obligation) to use and disclose information obtained by BA pursuant to this
     Section 1.6.5 to enforce BA's rights under the Agreement or Applicable Law.

     1.6.6 ACI acknowledges that the BA OSS Information, by its nature, is updated and corrected on a continuous basis by BA, and therefore that BA OSS Information is subject to change from time to time.

     1.7  LIABILITIES AND REMEDIES

     1.7.1 Any breach by ACI, or ACI's employees, agents or contractors, of the provisions of Sections 1.5 or 1.6 above shall be deemed a material breach of the Agreement. In addition, if ACI or an employee, agent or contractor of ACI at any time breaches a provision of Sections 1.5 or 1.6 above and such breach continues for more than ten (10) days after written notice thereof from BA, then, except as otherwise required by Applicable Law, BA shall have the right, upon notice to ACI, to suspend the license to use BA OSS Information granted by Section 1.6.1 above and/or the provision of BA OSS Services, in whole or in part.

     1.7.2 ACI agrees that BA would be irreparably injured by a breach of Sections 1.5 or 1.6 above by ACI or the employees, agents or contractors of ACI, and that BA shall be entitled to seek equitable relief, including injunctive relief and specific performance, in the event of any such breach. Such remedies shall not be deemed to be the exclusive remedies for any such breach, but shall be in addition to any other remedies available under this Agreement or at law or in equity.

     1.8  RELATION TO APPLICABLE LAW

     The provisions of Sections 1.5, 1.6 and 1.7 above shall be in addition to and not in derogation of any provisions of Applicable Law, including, but not limited to, 47 U.S.C. Section 222, and are not intended to constitute a waiver by BA of any right with regard to protection of the confidentiality of the information of BA or BA Customers provided by Applicable Law.

     1.9    COOPERATION

     ACI, at ACI's expense, shall reasonably cooperate with BA in using BA OSS Services. Such cooperation shall include, but not be limited to, the following:

     1.9.1 Upon request by BA, ACI shall by no later than the fifteenth (15th) day of each calendar month submit to BA reasonable, good faith estimates (by central office or other BA office or geographic area designated by BA) of the volume of each BA Retail Telecommunications Service for which ACI anticipates submitting orders in each week of the next calendar month.

     1.9.2 Upon request by BA, ACI shall submit to BA reasonable, good faith estimates of other types of transactions or use of BA OSS Services that ACI anticipates.

     1.9.3 ACI shall reasonably cooperate with BA in submitting orders for BA Retail Telecommunications Services and otherwise using the BA OSS Services, in order to avoid exceeding the capacity or capabilities of such BA OSS Services. The Parties shall take such steps as are commercially reasonable to alleviate any difficulties or delays in order processing that may occur.

     1.9.4 ACI shall participate in cooperative testing of BA OSS Services and shall provide assistance to BA in identifying and correcting mistakes, omissions, interruptions, delays, errors, defects, faults, failures, or other deficiencies, in BA OSS Services.

     1.10   BA ACCESS TO INFORMATION RELATED TO ACI CUSTOMERS

     1.10.1 To the extent necessary to effectuate the transfer of a Customer from one carrier to another, either Party shall have the right to access, use and disclose information related to that Customer that is in either Party's possession (including, but not limited to, in either Party's OSS Facilities) to the extent such access, use and/or disclosure has been
     authorized by that   Customer.   Nothing in this section shall alter any
     rights that either Party may have to use or access such Customer's information, as provided under Applicable Laws. All such access, use and/or disclosure shall be subject to Section 29.4.

     1.10.2 If BA obtains the right to access ACI's OSS systems, ACI agrees to negotiate terms for such access.

2.   BELL ATLANTIC PRE-OSS SERVICES

     2.1 As used in this Schedule 12.3, "BA Pre-OSS Service" means a service which allows the performance of an activity which is comparable to an activity to be performed through a BA OSS Service and which BA offers to provide to ACI prior to, or in lieu of, BA's provision of the BA OSS Service to ACI. The term "BA Pre-OSS Service" includes, but is not limited to, the activity of placing orders for BA Retail Telecommunications Services through a telephone facsimile communication.

     2.2 Subject to the requirements of Applicable Law, (including, where applicable, the disclosure requirements of Sections 29.15, 11.8.4 as well as any disclosure requirements imposed by the Commission, FCC or a court of competent jurisdiction), the BA Pre-OSS Services that will be offered by BA shall be as determined by BA and BA shall have the right to change BA Pre-OSS Services, from time-to-time, without the consent of ACI.

     2.3 Subject to the requirements of Applicable Law, the prices for BA Pre-OSS Services shall be as determined by BA and shall be subject to change by BA from time-to-time.

     2.4 The provisions of Sections 1.5 through 1.9 above shall also apply to BA Pre-OSS Services. For the purposes of this Section 2.4: (a) references in Sections 1.5 through 1.9 above to BA OSS Services shall be deemed to include BA Pre-OSS Services; and, (b) references in Sections 1.5 through
     1.9 above to BA OSS Information shall be deemed to include information made available to ACI through BA Pre-OSS Services.

3.   RATES AND CHARGES

     The prices for the foregoing services shall be as set forth in BA's Tariffs or, in the absence of an applicable BA Tariff price, in Exhibit A or, if not set forth in either, as may be determined by BA from time to time, subject to any necessary Commission approval or if no such approval is required, negotiation of the Parties. If BA at any time offers another resale support service the prices for which are not stated in BA's Tariffs or Exhibit A, BA shall have the right to revise Exhibit A to add such prices, subject to any necessary Commission approval or if no such approval is required, negotiation of the Parties.

SCHEDULE 13.6

NON-RECURRING CHARGE INSTALLMENT PAYMENT OPTION FOR
COLLOCATION AND CENTRAL OFFICE SWITCH DIALING PLANS

1. Subject to the terms and conditions specified below, ACI may, at its option, elect to pay nonrecurring charges for collocation and central office switch dialing plans (if applicable) on an installment basis over an 18 month period.

2. ACI will be eligible for this payment option only if ACI and its affiliates (as affiliates are defined in the Act), if any, have gross revenue of less than $2 billion per year arising from the provision of telecommunications services or facilities at the time the order is placed. BA may require ACI to establish its eligibility under this section to BA's reasonable satisfaction.

3. The following non-recurring charges are subject to this installment payment option:

     (a) For physical collocation: all elements associated with conditioning the space for collocation room construction (including but not limited to power plant upgrades, HVAC and asbestos removal), cage construction, overhead lighting and AC outlet, as well as cable installation.

     (b) For virtual collocation: all elements associated with equipment installation and cable installation.

     (c)  All non-recurring charges associated with office dialing plans.

4. For physical collocation, the first payment will reflect 20% of the estimate rendered for construction of the room (common area), or pro rata amount if the room has already been built. Eighteen subsequent monthly payments will commence once the collocation site is complete (subject to tariffed interval) and will be based on the balance of room construction plus cage construction, overhead lighting, AC outlet and cable installation charges.

5. For virtual collocation, the first payment will reflect 20% of the total estimated cost for the entire virtual collocation arrangement. Eighteen subsequent monthly payments will commence once the collocation site is complete and service is rendered (subject to tariffed interval) and will be based on the balance of charges due.

6. For office dialing plans, the first payment will reflect 20% of the estimate to develop and implement the plan. Eighteen subsequent monthly payments will commence once the plan is in place (usually between 60 and 120 days).



7. The amount of each subsequent monthly installment payment shall equal the total remaining non-recurring charge that would otherwise apply, divided by 18 payments, and increased by an annual factor of 13.9%. This factor is intended to reflect BA's cost of money (11.9%) and anticipated bad debt (2%) for a total of 13.9%. The result is that each of the 18 payments shall consist of 6.12% of the original total amount of non-recurring charge before deduction of the initial 20% payment. An additional payment of $199.10 per month will apply for the duration of the installment period, based on the costs to BA of administering the installment option.

8. The charges under this installment option are designed to be revenue neutral to BA compared to the payment of a one-time charge, and are subject to periodic prospective adjustments as often as quarterly to reflect actual bad debt experience, churn rates, administrative costs, or changes in the cost of money.

9. If the service is removed before all installment payments have been made, the remaining unpaid amount of the non-recurring charge shall be due and payable.

10. This installment payment option is offered by BA in fulfillment of a condition imposed by the FCC in approving the merger of Bell Atlantic Corporation and NYNEX Corporation. The availability, terms and conditions of this payment option are subject to change based on any change in, or definitive reinterpretation of, the underlying merger condition.

11. Unless expressly renewed by BA, this installment payment option will not be available for orders with due dates after August 14, 2001, according to standard intervals.

12. Service provided under this installment payment option is subject to all other terms and conditions of this Agreement or applicable tariffs, including those relating to deposits, billing, form of payment, late payment charges, and dispute resolution, if any. ACI hereby grants to BA a continuing security interest in and to all of ACI's personal property including ACI's now-owned and hereafter acquired accounts, goods, general intangibles, equipment, inventory, and contract rights and in the proceeds and products thereof. The security interest granted hereby is to secure payment and performance of the obligations of ACI hereunder. ACI hereby agrees to execute all documents, including financing statements, required by BA to evidence, perfect and enforce the security interest granted hereunder. In the event of a default, BA shall have all rights and remedies available to it under the Uniform Commercial Code in addition to any rights and remedies available under law or equity.

                                   SCHEDULE 27.0

               PERFORMANCE MONITORING REPORTS, STANDARDS AND REMEDIES


1.  Performance Monitoring Reports

1.1. Subject to the provisions of this Schedule 27.0, BA shall provide to ACI performance monitoring reports ("Performance Monitoring Reports") for services and facilities provided by Bell Atlantic. Subject to the provisions of Appendix 1, the Performance Monitoring Reports will include the measurements set forth in subsections (a) through (d) of this Section 1.1, to the extent the measurements set forth in a subsection are applicable to the services set forth in such subsection: (a) for services provided to Bell Atlantic's retail customers, in the aggregate, the measurements stated in Appendix 1, Section 6, "Retail"; (b) for services and facilities provided to any Bell Atlantic local exchange affiliate purchasing Interconnection,(1) if Bell Atlantic decides to operate a wholesale carrier, the measurements stated in Appendix 1, Section 2, "Unbundled Network Elements", Section 3, "Resale", and Section 4, "Network Interconnection Trunks"; (c) for services and facilities provided to carriers purchasing Interconnection, in the aggregate, the measurements stated in Appendix 1,
Section 1, "OSS", Section 2, "Unbundled Network Elements", Section 3, "Resale",
Section 4, "Network Interconnection Trunks", and Section 5, "CLEC Billing"; and,
(d) for services and facilities provided to ACI, the measurements stated in Appendix 1, Section 2, "Unbundled Network Elements", Section 3, "Resale", and
Section 4, "Network Interconnection Trunks".(2)

1.2 The Performance Monitoring Reports shall be provided on a calendar quarter basis (January through March, April through June, July through September, October through December) with monthly information detail. The Performance Monitoring Reports shall be provided within forty-five (45) days after the completion of each calendar quarter. The first Performance Monitoring Reports shall cover the calendar quarter of July through September, 1998.

2.  Performance Metrics,  Standards and Remedies


------------------------------
(1) As used in this Schedule 27.0, Section 1.1, "Interconnection" includes interconnection, transport and termination, services for resale, and/or access to unbundled network elements, under Section 251 of the Act, as amended.

(2)   The measurements listed in subsections (b), (c) and (d), do not include
Section 4, "Network Interconnection Trunks", Measurement 19, "% Common Final Trunk Blockage". The measurements listed in subsections (b) and (d) do not include Section 2, "Unbundled Network Elements", Measurement 7, "% Flow Through Orders", and Section 3, "Resale", Measurement 7, "% Flow Through Orders".

2.1 Appendix 2 sets out performance standards for 21 service quality measurement items ("Performance Metrics") listed in the Performance Monitoring Reports. BA shall measure on a calendar quarter basis BA's performance for each Performance Metric for service provided to ACI.

2.2 If for any calendar quarter BA fails to meet the standard for a Performance Metric for service provided to ACI, BA will conduct an investigation with regard to the failure. The investigation will review the validity of the measurement for the Performance Metric, and, if the measurement is concluded to be valid, identify the cause of the failure. After identifying the cause of the failure, BA will take commercially reasonable action to correct the failure resulting from such cause. ACI shall provide all information and support reasonably requested by BA in order to enable BA to conduct the investigation and to correct any failure.

2.3.1 BA shall not be obligated to take investigative or corrective action pursuant to Section 2.2, above, to the extent the failure to meet the standard for a Performance Metric is caused by a Delaying Event. As used in this
Schedule 27.0, "Delaying Event" means: (a) a failure by ACI to perform any of its obligations set forth in this Agreement; (b) any delay, act or failure to act by ACI or a customer, end-user, agent, affiliate, representative, vendor, or contractor of ACI; (c) any Force Majeure Event as defined in Section 28.3; (d) any event, delay, act or failure to act, beyond the reasonable control of BA; or, (e) such other event, delay, act or failure to act upon which the Parties may agree. In calculating a Performance Metric, BA may adjust the performance data to exclude any negative effect upon BA's meeting the standard for the Performance Metric caused by a Delaying Event. If, pursuant to this Section 2.3.1, BA adjusts performance data to exclude a negative effect upon BA's meeting the standard for a Performance Metric caused by a Delaying Event, BA shall provide to ACI a reasonably detailed description of the adjustment. If ACI disputes the appropriateness of the adjustment, either Party may seek resolution of the dispute in accordance with Section 28.11 of the Agreement.

2.3.2 BA shall not be obligated to take investigative or corrective action pursuant to Section 2.2 for any Performance Metric that shows a failure to meet a performance standard if BA can reasonably show that (a) the measurement for the Performance Metric does not have a statistically valid basis, or (b) the data measured for service provided to ACI cannot be validly compared to the measurement to which Appendix 2 specifies such data is to be compared (e.g., the measurement for service provided to BA retail customers). If, pursuant to the preceding sentence of this Section 2.3.2, BA excludes from action under Section
2.2 any Performance Metric, BA shall provide to ACI a reasonably detailed explanation of the basis for the exclusion. If ACI disputes the appropriateness of the exclusion, either Party may seek resolution of the dispute in accordance with Section 28.11 of the Agreement.

2.3.3 BA may exclude from consideration in calculating Performance Metrics any activities where ACI has requested a date due or other performance interval different from (greater or less than) that which BA provides for its own retail customers or its other telecommunications carrier customers.

 2.3.4 BA shall not be obligated to take investigative or corrective action pursuant to Section 2.2 for any Performance Metric where the data for two or more months in a calendar quarter have been excluded from consideration pursuant to the provisions of this Agreement.

2.4 For each Performance Metric related to UNE or Resale Services that requires calculation of a percentage, a minimum of 200 items per calendar quarter for the denominator shall be a prerequisite (e.g., a/200 x 100 = b%). Lack of the minimum 200 items will result in BA being deemed to have met the standard for that Performance Metric. For each Performance Metric related to Interconnection Trunks that requires calculation of a percentage, a minimum of 50 items per calendar quarter for the denominator shall be a prerequisite (e.g., a/50 x 100 = b%). Lack of the minimum 50 items will result in BA being deemed to have met the standard for that Performance Metric.

2.5 As used in Appendix 2 for those Performance Metrics where "Parity" is the standard, "Parity" will be determined in accordance with Appendix 4, "Statistical Methodology for Determining 'Parity' Range".

3.  Performance Measurements, Standards and Remedies

3.1 Appendix 3 sets forth eight (8) performance categories ("Performance Categories"). Each Performance Category is composed of one or more performance measurements, which are listed in the left-hand column of each Performance Category matrix ("Performance Measurements"). Each Performance Category point-score, when calculated, will be the sum of the point-scores of the Performance Measurements composing that Performance Category, and may be "0", a positive number (+1 or higher), or a negative number (-1 or less).

3.2 BA shall measure on a calendar quarter basis BA's performance for each Performance Measurement for service provided to ACI. No later than sixty (60) days after the completion of each calendar quarter, BA shall forward to ACI a statement showing BA's performance for each Performance Measurement for service provided to ACI and a calculation of each Performance Category point-score ("Performance Statement").

3.3 If for any calendar quarter BA fails to obtain a point-score of "0" or higher for a Performance Measurement for service provided to ACI, BA will conduct an investigation with regard to the failure. The investigation will review the validity of the measurement for the Performance Measurement, and, if the measurement is concluded to be valid, identify the cause of the failure. After identifying the cause of the failure, BA will take commercially reasonable
action to correct the failure resulting from such cause.    ACI shall provide
all information and support reasonably requested by BA in order to enable BA to conduct this investigation and to correct any failure to obtain a point-score of "0" or higher for the Performance Measurement.

3.4.1 Subject to the provisions of this Schedule 27.0 and other applicable provisions of this Agreement, if the point-score for a Performance Category for service provided to ACI is a negative number (-1 or less) for two (2) consecutive calendar quarters, BA shall give a billing credit to ACI in the amount provided for in Appendix 3 ("Performance Credit"). A Performance Credit shall be given for the second consecutive calendar quarter and for each subsequent consecutive calendar quarter for which the point-score for the Performance Category is a negative number (-1 or less). Each Performance Statement shall include a statement showing any Performance Credit due to ACI. Each Performance Credit which is due shall be applied to an appropriate ACI bill no later than thirty (30) days after the Performance Statement stating that the Performance Credit is due is delivered to ACI.

3.4.2 If the point-score for a Performance Category for service provided to ACI is a positive number (+1 or more), BA may use the positive point-score for that Performance Category to off-set a negative point-score for that Performance Category for the next calendar quarter.

3.4.3.1 BA shall not be obligated to take investigative or corrective action pursuant to Section 3.3, or to pay a Performance Credit, to the extent the negative point-score for a Performance Measurement or Performance Category is caused by a Delaying Event, as defined in Section 2.3.1, above. In calculating a Performance Measurement, BA may adjust the performance data to exclude any negative effect on BA's meeting the performance standard for the Performance Measurement caused by a Delaying Event. If, pursuant to this Section 3.4.3.1, BA adjusts performance data to exclude a negative effect on BA's meeting the performance standard for a Performance Measurement caused by a Delaying Event, BA shall provide to ACI a reasonably detailed description of the adjustment. If ACI disputes the appropriateness of the adjustment, either Party may seek resolution of the dispute in accordance with Section 28.11 of the Agreement.

3.4.3.2 BA may exclude from consideration in calculating Performance Category Point Scores and Performance Credits, and shall not be obligated to take investigative or corrective action pursuant to Section 3.3 with regard to, any Performance Measurement that shows a failure to meet a performance standard if BA can reasonably show that (a) the measurement for the Performance Measurement does not have a statistically valid basis, or (b) the data measured for service provided to ACI cannot be validly compared to the measurement to which Appendix 3 specifies such data is to be compared (e.g., the measurement for service provided to BA retail customers). If, pursuant to the preceding sentence of this Section 3.4.3.2, BA excludes from consideration in calculating Performance Category Point Scores and Performance Credits and from action under Section 3.3 any Performance Measurement, BA shall provide to ACI a reasonably detailed explanation of the basis for the exclusion. If ACI disputes the appropriateness of the exclusion, either Party may seek resolution of the dispute in accordance with Section 28.11 of the Agreement.

3.4.3.3 BA may exclude from consideration in calculating Performance Measurements any activities where ACI has requested a date due or other performance interval different from (greater or less than) that which BA provides for its own retail customers or its other telecommunications carrier customers.

3.4.3.4 BA may also exclude from consideration in calculating Performance Category point-scores and Performance Credits, and shall not be obligated to take investigative or corrective action pursuant to Section 3.3 with regard to, any Performance Measurement where the data for two or more months in a calendar quarter have been excluded from consideration pursuant to the provisions of this Agreement.

3.4.4 For each Performance Measurement related to OSS, UNE, Resale Services or Billing, that requires calculation of a percentage, a minimum of 200 items per calendar quarter for the denominator shall be a prerequisite (e.g., a/200 x 100 = b%). Lack of the minimum 200 items will result in BA receiving a "0 Points" score for that Performance Measurement. For each Performance Measurement related to Interconnection Trunks that requires calculation of a percentage, a minimum of 50 items per calendar quarter for the denominator shall be a prerequisite (e.g., a/50 x 100 = b%). Lack of the minimum 50 items will result in BA receiving a "0 Points" score for that Performance Measurement.

3.4.5 As used in Appendix 3 for those Performance Measurements where "Parity" is the standard, "Parity" will be determined in accordance with Appendix 4, "Statistical Methodology for Determining 'Parity' Range".

4. Notwithstanding anything in this Agreement to the contrary, the Performance Metrics, Performance Metrics standards, Performance Measurements, Performance Measurements standards, Performance Categories, and Performance Credits, provided for in this Schedule 27.0 shall also apply to ACI with regard to OSS, UNE, Resale Services, Interconnection Trunks, and other services and arrangements, purchased by BA from ACI. ACI shall for OSS, UNE, Resale Services, Interconnection Trunks, and other services and arrangements, purchased by BA from ACI, provide to BA Performance Monitoring Reports and Performance Statements similar to those to be provided by BA to ACI. If ACI fails to meet a standard for a Performance Metric or a Performance Measurement or incurs a negative point-score on a Performance Category, ACI shall (a) undertake correction of the failure, to the same extent as BA would be required to undertake correction of the failure under this Schedule 27.0, and (b) give Performance Credits to BA, to the same extent as BA would be required to give Performance Credits to ACI under this Schedule 27.0.

5.  Appendix 1 sets out definitions for terms that are used in this Schedule
27.0. Except as clearly stated otherwise in a particular instance, these definitions apply throughout this Schedule 27.0.

6. ACI agrees that the information contained in the Performance Reports and the information contained in the Performance Statements is confidential and proprietary to BA, and shall be used by ACI solely for internal performance assessment purposes, for purposes of joint ACI and BA assessments of service performance, and for reporting to the Commission, the FCC, or courts of competent jurisdiction, under cover of an agreed-upon protective order, for the sole purpose of enforcing BA's obligations under this Agreement. ACI shall not otherwise disclose the information contained in the Performance Reports or Performance Statements to third-persons.

7. BA shall provide ACI with access to the available data and information necessary for ACI to verify the accuracy of the Performance Monitoring Reports provided by BA to ACI. ACI agrees that such data and information is confidential and proprietary to Bell Atlantic and shall be used by ACI solely for the purpose of verifying the accuracy of the Performance Monitoring Reports. ACI shall not disclose such data and information to third-persons. BA shall be obligated to retain data and information for access by ACI under this Section 7 only for the period of time required by Applicable Laws.

8. In providing Performance Reports to ACI, providing Performance Statements to ACI, providing ACI with access to data and information pursuant to Section 7, above, and otherwise performing its obligations under this Schedule 27.0, BA shall not be obligated, and may decline, to disclose to ACI any individually identifiable information pertaining to a person other than ACI, including, but not limited to, any other carrier customer of BA or any retail customer of BA. However, nothing contained in this Section 8 shall be deemed to limit any right ACI may have: (a) under Section 5.8, "Call Detail", of the Agreement; or, (b) under Applicable Laws to obtain Customer Proprietary Network Information (as defined in Section 222 of the
Act, 47 U.S.C. Section 222) from BA with the consent of the end-user customer to whom such Customer Proprietary Network Information pertains.

9. The Parties acknowledge that this Schedule 27.0 is intended to implement obligations of BA under the FCC's Memorandum Opinion and Order in "In the Applications of NYNEX Corporation, Transferor, and Bell Atlantic Corporation, Transferee, For Consent to Transfer Control of NYNEX Corporation and Its Subsidiaries", File No. NSD-L-96-10, Released August 14, 1997. This Schedule
27.0 shall be interpreted and construed in a manner consistent with the FCC's Memorandum Opinion and Order.

                                   SCHEDULE 27.0

                                    APPENDIX 1


                          PERFORMANCE MONITORING REPORTS


1.  OSS

-------------------------------------------------------------------------------------------
KEY SERVICE QUALITY MEASUREMENTS                                            NOTES
-------------------------------------------------------------------------------------------
 OSS:
-------------------------------------------------------------------------------------------
PRE-ORDER PROCESS:
1.  PRE-ORDER RESPONSE TIME:                                         NOT CARRIER SPECIFIC
-------------------------------------------------------------------------------------------
      -    a.  Customer Service Records
      -    b.  Other Pre-Order (Aggregate of the following):
               -    Due Date Availability
               -    Product & Service Availability Information
               -    Address Validation
               -    Telephone number availability and reservation
-------------------------------------------------------------------------------------------
2.  AVAILABILITY OF BELL ATLANTIC INTERFACE TO OSS ACCESS:           NOT CARRIER SPECIFIC
-------------------------------------------------------------------------------------------
      -    % ECG Uptime
-------------------------------------------------------------------------------------------

2.  UNBUNDLED NETWORK ELEMENTS ("UNE"):

-------------------------------------------------------------------------------------------
KEY SERVICE QUALITY MEASUREMENTS                                            NOTES
-------------------------------------------------------------------------------------------
ORDERING PROCESS:
-------------------------------------------------------------------------------------------
3.  ORDER CONFIRMATION TIMELINESS:
-------------------------------------------------------------------------------------------
      POTS:
-------------------------------------------------------------------------------------------
      -  a.  Average Response Time: Order Confirmation
             -  Automated (Flow-Through) Orders
             -  Non-Automated Orders:
                  -  < 10 Lines
                  -  > or = 10 Lines
-------------------------------------------------------------------------------------------
      -  b.  % On Time - Order Confirmation
                  -  < 10 Lines
                  -  > or =  10 Lines
-------------------------------------------------------------------------------------------
      SPECIALS:
      -  Average Response Time: Order Confirmation
           -  Automated (Flow-Through) Orders
           -  Non-Automated Orders:
                  -  < 10 Lines
                  -  > or =  10 Lines
-------------------------------------------------------------------------------------------
4.  REJECT TIMELINESS
-------------------------------------------------------------------------------------------
      POTS:
      -  a.  Average Response Time - Rejects
              -  Automated (Flow-Through) Orders
              -  Non-Automated Orders:
                   -  < 10 Lines
                   -  > or = 10 Lines
-------------------------------------------------------------------------------------------
      -  b.  % On Time -Rejects
                   -  < 10 Lines
                   -  > or = 10 Lines
-------------------------------------------------------------------------------------------
      SPECIALS:
      -  Average Response Time - Rejects
           -  Automated (Flow-Through) Orders
           -  Non-Automated Orders:
                -  < 10 Lines
                -  > or = 10 Lines
-------------------------------------------------------------------------------------------
5.  % REJECTS:
-------------------------------------------------------------------------------------------
      -  % Rejects
-------------------------------------------------------------------------------------------
6.  TIMELINESS OF COMPLETION NOTIFICATION:
-------------------------------------------------------------------------------------------
      -  Average Response Time - Notice of Completion
-------------------------------------------------------------------------------------------

2.  UNBUNDLED NETWORK ELEMENTS:

-------------------------------------------------------------------------------------------
KEY SERVICE QUALITY MEASUREMENTS                                            NOTES
-------------------------------------------------------------------------------------------
7.  % FLOW THROUGH ORDERS                                                  TRACKED
                                                                     NOT CARRIER SPECIFIC
-------------------------------------------------------------------------------------------
PROVISIONING PROCESS
-------------------------------------------------------------------------------------------
8.  AVERAGE INTERVAL - OFFERED
-------------------------------------------------------------------------------------------
      POTS:
           -  Avg. Interval Offered -Dispatch
           -  Avg. Interval Offered - No Dispatch
-------------------------------------------------------------------------------------------
      SPECIALS:
           -  Avg. Interval  Offered
-------------------------------------------------------------------------------------------
9.  AVERAGE INTERVAL - COMPLETED
-------------------------------------------------------------------------------------------
      POTS:
           -  Avg. Interval Completed - Dispatch
           -  Avg. Interval Completed - No Dispatch
-------------------------------------------------------------------------------------------
      SPECIALS:
           -  Avg. Interval  Completed
-------------------------------------------------------------------------------------------
10.  % COMPLETED W/IN 5 BUSINESS DAYS - TOTAL
-------------------------------------------------------------------------------------------
      POTS:
           -  % Completed w/in 5 Days (< 5 Lines):
-------------------------------------------------------------------------------------------
11.  % MISSED INSTALLATION APPOINTMENT -BA REASONS
-------------------------------------------------------------------------------------------
      POTS:
           -  % Missed Installation Appt. - Dispatch
           -  % Missed Installation Appt. - No Dispatch
-------------------------------------------------------------------------------------------
      SPECIALS:
           -  % Missed Installation Appt.
-------------------------------------------------------------------------------------------
12.  % MISSED INSTALLATION APPOINTMENT - FACILITIES
-------------------------------------------------------------------------------------------
      POTS:
           -  % Missed Installation Appointment - Facilities
-------------------------------------------------------------------------------------------
      SPECIALS:
           -  % Missed Installation Appointment - Facilities
-------------------------------------------------------------------------------------------
13.  % INSTALLATION TROUBLES W/IN 30 DAYS
-------------------------------------------------------------------------------------------
      POTS:
           -  % Installation Troubles within 30 days
-------------------------------------------------------------------------------------------
      SPECIALS:
           -  % Installation Troubles within 30 days
-------------------------------------------------------------------------------------------

2.  UNBUNDLED NETWORK ELEMENTS:

-------------------------------------------------------------------------------------------
KEY SERVICE QUALITY MEASUREMENTS                                            NOTES
-------------------------------------------------------------------------------------------
MAINTENANCE AND REPAIR PROCESS
-------------------------------------------------------------------------------------------
14.  NETWORK TROUBLE REPORT RATE
-------------------------------------------------------------------------------------------
       POTS:
           -  Trouble Report Rate - Loop
           -  Trouble Report Rate - Central Office
-------------------------------------------------------------------------------------------
      SPECIALS:
           -  Network Trouble Report Rate (Loop + CO)
-------------------------------------------------------------------------------------------
15.  % MISSED REPAIR APPOINTMENTS
-------------------------------------------------------------------------------------------
       POTS:
           -  % Missed Repair Appt - Loop
           -  % Missed Repair Appt - Central Office
-------------------------------------------------------------------------------------------
 16.  MEAN TIME TO REPAIR
-------------------------------------------------------------------------------------------
       POTS:
           -  Mean Time to Repair - Loop (Run Clock)
           -  Mean Time to Repair - Central Office (Run Clock)
-------------------------------------------------------------------------------------------
       SPECIALS:
           -  Mean Time to Repair (Stop Clock)
-------------------------------------------------------------------------------------------
17.  % OUT OF SERVICE > 24 HOURS
-------------------------------------------------------------------------------------------
       POTS:
           -  % Out of Service > 24 Hours
-------------------------------------------------------------------------------------------
      SPECIALS:
           -  % Out of Service > 24 Hours
-------------------------------------------------------------------------------------------
18.  % REPEAT REPORTS W/IN 30 DAYS
-------------------------------------------------------------------------------------------
       POTS:
           -  % Repeat Reports w/in 30 Days
-------------------------------------------------------------------------------------------
       SPECIALS:
           -  % Repeat Reports w/in 30 Days
-------------------------------------------------------------------------------------------

3.  RESALE:

-------------------------------------------------------------------------------------------
KEY SERVICE QUALITY MEASUREMENTS                                            NOTES
-------------------------------------------------------------------------------------------
3.  ORDER CONFIRMATION TIMELINESS:
-------------------------------------------------------------------------------------------
      POTS:
      -  a.  Average Response Time: Order Confirmation
           -  Automated (Flow-Through) Orders
           -  Non-Automated Orders:
           -  < 10 Lines
           -  > or = 10 Lines
-------------------------------------------------------------------------------------------
      -  b.  % On Time - Order Confirmation
           -  < 10 Lines
           -  > or = 10 Lines
-------------------------------------------------------------------------------------------
      SPECIALS:
      -  Average Response Time: Order Confirmation
           -  Automated (Flow-Through) Orders
           -  Non-Automated Orders:
                -  < 10 Lines
                -  > or = 10 Lines
-------------------------------------------------------------------------------------------
4.  REJECT TIMELINESS
-------------------------------------------------------------------------------------------
      POTS:
      -  a.  Average Response Time - Rejects
           -  Automated (Flow-Through) Orders
           -  Non-Automated Orders:
                -  < 10 Lines
                -  > or = 10 Lines
-------------------------------------------------------------------------------------------
      -  b.  % On Time -Rejects
                -  < 10 Lines
                -  > or = 10 Lines
-------------------------------------------------------------------------------------------
      SPECIALS
      -    Average Response Time - Rejects
           -  Automated (Flow Through) Orders
           -  Non-Automated Orders:
                -  < 10 Lines
                -  > or = 10 Lines
-------------------------------------------------------------------------------------------
5.  % REJECTS:
-------------------------------------------------------------------------------------------
      -  % Rejects
-------------------------------------------------------------------------------------------
6.  TIMELINESS OF COMPLETION NOTIFICATION:
-------------------------------------------------------------------------------------------
      -  Average Response Time -  Notice of Completion
-------------------------------------------------------------------------------------------

3.  RESALE:

-------------------------------------------------------------------------------------------
KEY SERVICE QUALITY MEASUREMENTS                                            NOTES
-------------------------------------------------------------------------------------------
7.  % FLOW THROUGH ORDERS                                                  TRACKED
                                                                     NOT CARRIER SPECIFIC
-------------------------------------------------------------------------------------------
PROVISIONING PROCESS
-------------------------------------------------------------------------------------------
8.  AVERAGE INTERVAL - OFFERED
-------------------------------------------------------------------------------------------
      POTS:
           -  Avg. Interval Offered - Dispatch
           -  Avg. Interval Offered - No Dispatch
-------------------------------------------------------------------------------------------
      SPECIALS:
           -  Avg. Interval  Offered
-------------------------------------------------------------------------------------------
9.  AVERAGE INTERVAL - COMPLETED
-------------------------------------------------------------------------------------------
      POTS:
           -  Avg. Interval Completed - Dispatch
           -  Avg. Interval Completed -No Dispatch
-------------------------------------------------------------------------------------------
      SPECIALS:
           -  Avg. Interval  Completed
-------------------------------------------------------------------------------------------

3.  RESALE:

-------------------------------------------------------------------------------------------
KEY SERVICE QUALITY MEASUREMENTS                                            NOTES
-------------------------------------------------------------------------------------------
10.  % COMPLETED W/IN 5 BUSINESS DAYS - TOTAL
-------------------------------------------------------------------------------------------
      POTS:
           -  % Completed w/in 5 Days (< 5 Lines):
-------------------------------------------------------------------------------------------
11.  % MISSED INSTALLATION APPOINTMENT -BA REASONS
-------------------------------------------------------------------------------------------
      POTS:
           -  % Missed Installation Appt. (BA) - Dispatch
           -  % Missed Appt. (BA) - No Dispatch
-------------------------------------------------------------------------------------------
      SPECIALS:
           -  % Missed Appt. (BA)
-------------------------------------------------------------------------------------------
 12.  % MISSED INSTALLATION APPOINTMENT - FACILITIES
-------------------------------------------------------------------------------------------
      POTS:
           -  % Missed Installation Appointment - Facilities
-------------------------------------------------------------------------------------------
      SPECIALS:
           -  % Missed Installation Appointment - Facilities
-------------------------------------------------------------------------------------------
 13.  % INSTALLATION TROUBLES W/IN 30 DAYS
-------------------------------------------------------------------------------------------
      POTS:
           -  % Installation Trouble within 30 days
-------------------------------------------------------------------------------------------
      SPECIALS:
           -  % Installation Trouble within 30 days
-------------------------------------------------------------------------------------------
MAINTENANCE AND REPAIR PROCESS
-------------------------------------------------------------------------------------------
14.  NETWORK TROUBLE REPORT RATE
-------------------------------------------------------------------------------------------
      POTS:
           -  Network Trouble Report Rate (Loop + CO)
-------------------------------------------------------------------------------------------
      SPECIALS:
           -  Network Trouble Report Rate (Loop + CO)
-------------------------------------------------------------------------------------------
15.  % MISSED REPAIR APPOINTMENTS
-------------------------------------------------------------------------------------------
      POTS:
           -  % Missed Repair Appt - Loop
           -  % Missed Repair Appt - Central Office
-------------------------------------------------------------------------------------------
16.  MEAN TIME TO REPAIR
-------------------------------------------------------------------------------------------
      POTS:
           -  Mean Time to Repair (Run Clock)
-------------------------------------------------------------------------------------------
      SPECIALS:
           -  Mean Time to Repair (Stop Clock)
-------------------------------------------------------------------------------------------

3.  RESALE:

-------------------------------------------------------------------------------------------
KEY SERVICE QUALITY MEASUREMENTS                                            NOTES
-------------------------------------------------------------------------------------------
17.  % OUT OF SERVICE > 24 HOURS
-------------------------------------------------------------------------------------------
      POTS:
           -  % Out of Service > 24 Hours
-------------------------------------------------------------------------------------------
      SPECIALS:
           -  % Out of Service > 24 Hours
-------------------------------------------------------------------------------------------
18.  % REPEAT REPORTS W/IN 30 DAYS
-------------------------------------------------------------------------------------------
      POTS:
           -  % Repeat Reports w/in 30 Days
-------------------------------------------------------------------------------------------
      SPECIALS:
           -  % Repeat Reports w/in 30 Days
-------------------------------------------------------------------------------------------

4.  NETWORK INTERCONNECTION TRUNKS:

-------------------------------------------------------------------------------------------
KEY SERVICE QUALITY MEASUREMENTS                                            NOTES
-------------------------------------------------------------------------------------------
ORDERING PROCESS:
-------------------------------------------------------------------------------------------
3.  ORDER CONFIRMATION TIMELINESS:
      -  a.  Average Response Time: Firm Order Confirmation
-------------------------------------------------------------------------------------------
      -  b.  % > 10 days
-------------------------------------------------------------------------------------------
4.  REJECT TIMELINESS                                                   MANUAL TRACKING
-------------------------------------------------------------------------------------------
      -    a.  Average Response Time: Rejects
      -    b.  % > 10 days
-------------------------------------------------------------------------------------------
5.  % Rejects:
-------------------------------------------------------------------------------------------
      -  % Rejects
-------------------------------------------------------------------------------------------
6.  TIMELINESS OF COMPLETION NOTIFICATION:
-------------------------------------------------------------------------------------------
      -  Average Response Time -  Notice of Completion                  MANUAL TRACKING
         (REQUIRES SERIAL NUMBER)
-------------------------------------------------------------------------------------------
PROVISIONING PROCESS
-------------------------------------------------------------------------------------------
8.  AVERAGE INTERVAL - OFFERED
-------------------------------------------------------------------------------------------
      -  Average Interval - Offered
-------------------------------------------------------------------------------------------
9.  AVERAGE INTERVAL - COMPLETED
-------------------------------------------------------------------------------------------
      -  Average Interval - Completed
-------------------------------------------------------------------------------------------
10.  [INTENTIONALLY OMITTED]
-------------------------------------------------------------------------------------------
11.  % MISSED INSTALLATION APPOINTMENT -BA REASONS
-------------------------------------------------------------------------------------------
      -  % Missed Installation Appointment (BA REASONS)
-------------------------------------------------------------------------------------------
12.  % MISSED INSTALLATION APPOINTMENT - FACILITIES
-------------------------------------------------------------------------------------------
      -  % Missed Installation Appointment - Facilities
-------------------------------------------------------------------------------------------
13.  % INSTALLATION TROUBLES W/IN 30 DAYS
-------------------------------------------------------------------------------------------
      -  % Installation Trouble within 30 days
-------------------------------------------------------------------------------------------

4.  NETWORK INTERCONNECTION TRUNKS:

-------------------------------------------------------------------------------------------
KEY SERVICE QUALITY MEASUREMENTS                                            NOTES
-------------------------------------------------------------------------------------------
MAINTENANCE AND REPAIR PROCESS
-------------------------------------------------------------------------------------------
14.  NETWORK TROUBLE REPORT RATE
-------------------------------------------------------------------------------------------
      -  Network Trouble Report Rate
-------------------------------------------------------------------------------------------
15.  [INTENTIONALLY OMITTED]
-------------------------------------------------------------------------------------------
16.  MEAN TIME TO REPAIR
-------------------------------------------------------------------------------------------
      -  Mean Time to Repair (Stop Clock)
-------------------------------------------------------------------------------------------
17.  % OUT OF SERVICE > 24 HOURS
-------------------------------------------------------------------------------------------
      -  % Out of Service > 24 Hours
-------------------------------------------------------------------------------------------
18.  % REPEAT REPORTS W/IN 30 DAYS
-------------------------------------------------------------------------------------------
      -  % Repeat Reports w/in 30 Days
-------------------------------------------------------------------------------------------
NETWORK PERFORMANCE
-------------------------------------------------------------------------------------------
19.  % COMMON FINAL TRUNK BLOCKAGE
-------------------------------------------------------------------------------------------
20.  % DEDICATED FINAL TRUNK BLOCKAGE
-------------------------------------------------------------------------------------------

5.  CLEC BILLING (ALL SERVICES, INTERCONNECTION, UNE AND RESALE):

-------------------------------------------------------------------------------------------
BILLING:
-------------------------------------------------------------------------------------------
21.  TIMELINESS OF DAILY USAGE FEED
-------------------------------------------------------------------------------------------
      -  TIMELINESS OF USAGE INFORMATION
                -  % Usage sent in 3 business days
                -  % Usage sent in 4 business days
                -  % Usage sent in 5 business days
                -  % Usage sent in 8 business days
-------------------------------------------------------------------------------------------
22.  TIMELINESS OF CARRIER BILL
-------------------------------------------------------------------------------------------

6.  RETAIL:

-------------------------------------------------------------------------------------------
KEY SERVICE QUALITY MEASUREMENTS                                            NOTES
-------------------------------------------------------------------------------------------
PROVISIONING PROCESS
-------------------------------------------------------------------------------------------
8.  AVERAGE INTERVAL - OFFERED
-------------------------------------------------------------------------------------------
      POTS:
           -  Avg. Interval Offered - Dispatch
           -  Avg. Interval Offered - No Dispatch
-------------------------------------------------------------------------------------------
      SPECIALS:
           -  Avg. Interval  Offered
-------------------------------------------------------------------------------------------
9.  AVERAGE INTERVAL - COMPLETED
-------------------------------------------------------------------------------------------
      POTS:
           -  Avg. Interval Completed - Dispatch
           -  Avg. Interval Completed - No Dispatch
-------------------------------------------------------------------------------------------
      SPECIALS:
           -  Avg. Interval  Completed
-------------------------------------------------------------------------------------------

6.  RETAIL:

-------------------------------------------------------------------------------------------
KEY SERVICE QUALITY MEASUREMENTS                                            NOTES
-------------------------------------------------------------------------------------------
10.  % COMPLETED W/IN 5 BUSINESS DAYS - TOTAL
-------------------------------------------------------------------------------------------
      POTS:
           -  % Completed w/in 5 Days (< 5 Lines):
-------------------------------------------------------------------------------------------
11.  % MISSED INSTALLATION APPOINTMENT -BA REASONS
-------------------------------------------------------------------------------------------
      POTS:
           -  % Missed Installation Appt. (BA) - Dispatch
           -  % Missed Appt. (BA) - No Dispatch
-------------------------------------------------------------------------------------------
      SPECIALS:
           -  % Missed Appt. (BA)
-------------------------------------------------------------------------------------------
12.  % MISSED INSTALLATION APPOINTMENT - FACILITIES
-------------------------------------------------------------------------------------------
      POTS:
           -  % Missed Installation Appointment - Facilities
-------------------------------------------------------------------------------------------
      SPECIALS:
           -  % Missed Installation Appointment - Facilities
-------------------------------------------------------------------------------------------
 13.  % INSTALLATION TROUBLES W/IN 30 DAYS
-------------------------------------------------------------------------------------------
      POTS:
           -  % Installation Trouble within 30 days
-------------------------------------------------------------------------------------------
      SPECIALS:
           -  % Installation Trouble within 30 days
-------------------------------------------------------------------------------------------
MAINTENANCE AND REPAIR PROCESS
-------------------------------------------------------------------------------------------
14.  NETWORK TROUBLE REPORT RATE
-------------------------------------------------------------------------------------------
      POTS:
           -  Network Trouble Report Rate - Total
           -  Network Trouble Report Rate - Loop
           -  Network Trouble Report Rate - Central Office
-------------------------------------------------------------------------------------------
      SPECIALS:
           -  Network Trouble Report Rate (Loop + CO)
-------------------------------------------------------------------------------------------
15.  % MISSED REPAIR APPOINTMENTS
-------------------------------------------------------------------------------------------
      POTS:
           -  % Missed Repair Appt. - Loop
           -  % Missed Repair Appt. - Central Office
-------------------------------------------------------------------------------------------
16.  MEAN TIME TO REPAIR
-------------------------------------------------------------------------------------------
      POTS:
           -  Mean Time to Repair - Total (Run Clock)
           -  Mean Time to Repair - Loop (Run Clock)
           -  Mean Time to Repair - Central Office (Run Clock)
-------------------------------------------------------------------------------------------
      SPECIALS:
           -  Mean Time to Repair (Stop Clock)
-------------------------------------------------------------------------------------------

6.  RETAIL:

-------------------------------------------------------------------------------------------
KEY SERVICE QUALITY MEASUREMENTS                                            NOTES
-------------------------------------------------------------------------------------------
17.  % OUT OF SERVICE > 24 HOURS
-------------------------------------------------------------------------------------------
      POTS:
           -  % Out of Service > 24 Hours
-------------------------------------------------------------------------------------------
      SPECIALS:
           -  % Out of Service > 24 Hours
-------------------------------------------------------------------------------------------
18.  % REPEAT REPORTS W/IN 30 DAYS
-------------------------------------------------------------------------------------------
      POTS:
           -  % Repeat Reports w/in 30 Days
-------------------------------------------------------------------------------------------
      SPECIALS:
           -  % Repeat Reports w/in 30 Days
-------------------------------------------------------------------------------------------

DEFINITIONS

The following definitions apply to the terms used in this Schedule 27.0.

PRODUCT DEFINITIONS:

--------------------------------------------------------------------------------
Products:                             Definition:
--------------------------------------------------------------------------------
-    POTS services                    All non-designed lines/circuits that
                                      originate at a customer's premise and
                                      terminate on an OE (switch Office
                                      Equipment).  All others are considered
                                      specials.  POTS includes Centrex, Basic
                                      ISDN and PBX trunks.
--------------------------------------------------------------------------------
                                      UNE POTS includes Basic 2-Wire Analog
                                      Loop, Customer specified signaling loops,
                                      Analog Line Port, and Number Portability.
--------------------------------------------------------------------------------
                                      UNE Loop includes orders for Loop only.
                                      Includes both new loops and "coordinated
                                      cutover" loop orders.  "Coordinated
                                      cutover" loops are orders where a live
                                      customer is converted to a CLEC re-using
                                      the outside plant facilities.
                                      Coordination of all parties is necessary
                                      to minimize disruption of service to the
                                      end user
--------------------------------------------------------------------------------
                                      UNE- OTHER orders include Analog Line
                                      Port and Number Portability orders.
--------------------------------------------------------------------------------
-    Special Services                 Special Services ("Specials") are
                                      services or elements that require design
                                      intervention.  These include such
                                      services/elements as: high capacity links
                                      (DS1, or DS3), Primary rate ISDN, digital
                                      services, and multiplexing.
--------------------------------------------------------------------------------
-    Interconnection Trunks           Includes switched local interconnection
                                      trunks carrying traffic between BA and
                                      CLEC offices.  Includes End Office and
                                      Tandem trunks.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
-    Number of Installation Orders    Total number of  "N", "T", or "C" type
                                      orders.  These orders include new orders,
                                      orders where the service is moving to a
                                      different location, or changes for
                                      existing service.
--------------------------------------------------------------------------------

KEY SERVICE QUALITY MEASUREMENT DEFINITIONS:

--------------------------------------------------------------------------------
 PRE-ORDERING:
--------------------------------------------------------------------------------
 1.   Response Time:                  NOTE: ALL PRE-ORDER MEASURES ARE REPORTED
                                      ON AN AGGREGATED BASIS AND  ARE NOT CLEC
                                      SPECIFIC . "Response time" is defined as
                                      time that elapses from the receipt of a
                                      transaction by the gateway to
                                      presentation of the result through the
                                      gateway.
                                      METHODOLOGY: BELL ATLANTIC to sample 10*
                                      transactions per hour from 8 a.m. to 5
                                      p.m. via Sentinel system.  Sentinel will
                                      replicate the transaction of a BELL
                                      ATLANTIC service representative going
                                      directly to the OSS as well as a CLEC
                                      representative coming in through ECG.
--------------------------------------------------------------------------------
      -    Customer Service Record    Customer Service Records can range from 1
                                      to about 200 pages.

                                      BA may combine measurement data for PA
                                      and DE for this measurement.

                                      BA may combine measurement data for DC,
                                      MD, VA and WV for this measurement.
--------------------------------------------------------------------------------
      -    Other Pre-Order            Includes average response time for (1)
                                      product & service availability, (2) due
                                      date availability, (3) address
                                      validation, and (4) telephone number
                                      availability.

                                      BA may combine measurement data from all
                                      BA--South states (DE, DC, MD, NJ, PA, VA,
                                      WV) for this measurement.
--------------------------------------------------------------------------------

KEY SERVICE QUALITY MEASUREMENT DEFINITIONS:

--------------------------------------------------------------------------------
 2.   OSS Interface Availability      "System availability" measures the hours
                                      of actual availability compared to
                                      scheduled availability.
--------------------------------------------------------------------------------
 ORDERING:
--------------------------------------------------------------------------------
 3.   Order Confirmation Timeliness:
--------------------------------------------------------------------------------
      -    Avg. Response Time:        Average response time from EDI or GUI(3)
           Automated Orders           receipt of a valid service request to EDI
                                      or GUI distribution of order
                                      confirmation.  Includes orders received
                                      via EDI or GUI that flow-through to
                                      legacy OSS ordering and provisioning
                                      systems.
--------------------------------------------------------------------------------
      -    Avg. Response Time: Non-   Average response time from receipt of a
           Automated                  valid service request to distribution of
                                      order confirmation.  Includes orders
                                      received via EDI or GUI that require
                                      manual input to legacy OSS ordering and
                                      provisioning systems.  Does not include
                                      orders requiring negotiated intervals.
--------------------------------------------------------------------------------
 -    Trunks: % > 10 Days             For Interconnection Trunks, the percent
                                      of ASR (Access Service Requests) where
                                      the Firm Order Confirmation is sent more
                                      than 10 days after receipt of a valid
                                      Access Service Request (ASR). All ASRs
                                      must be electronically transmitted for
                                      FOC/Reject measure to apply.
--------------------------------------------------------------------------------
 -    Application Date/Time           Orders received after 12 Noon Eastern
                                      Time will be considered received the next
                                      business day.
--------------------------------------------------------------------------------


-----------------
(3) As of the effective date of this Agreement, BA's GUI may not be fully available for use in the BA-South states (DE, DC, MD, NJ, PA, VA, WV). Accordingly, references in this Schedule 27.0 to BA's GUI are to BA's GUI when and to the extent it is available for use by ACI.

KEY SERVICE QUALITY MEASUREMENT DEFINITIONS:

--------------------------------------------------------------------------------
 4.   Reject Notice Timeliness:
--------------------------------------------------------------------------------
      -    Avg. Response Time -       Average response time from EDI or GUI
           Automated                  receipt of a service request to EDI or
                                      GUI distribution of reject or query.
                                      Includes orders received via EDI or GUI
                                      that flow-through to legacy OSS ordering
                                      and provisioning systems.
--------------------------------------------------------------------------------
      -    Avg. Response Time - Non-  Average response time from EDI or GUI
           Automated                  receipt of a service request to EDI or
                                      GUI distribution of reject or query.
                                      Includes orders received via EDI or GUI
                                      that require manual input to legacy OSS
                                      ordering and provisioning systems.
--------------------------------------------------------------------------------
 5.   % Rejects                       The percent of total orders received that
                                      are rejected or queried by BA.
--------------------------------------------------------------------------------
 6.   Timeliness of Completion        The average interval between actual order
      Notification                    completion date to the distribution of
                                      order completion notification.  The
                                      current process for notification is a
                                      telephone call for UNEs and
                                      Interconnection Trunks.  Resale order
                                      completions are transmitted either
                                      electronically via EDI or GUI or via FAX.
                                      Does not include orders requiring
                                      negotiated intervals.  This measurement
                                      is currently under development for
                                      Network Interconnection Trunks and will
                                      be furnished for Network Interconnection
                                      Trunks when available.
--------------------------------------------------------------------------------
 7.   % Flow Through Orders           The number of orders processed via EDI or
                                      GUI directly to legacy ordering OSS
                                      systems without manual intervention as a
                                      percent of total orders.
--------------------------------------------------------------------------------
 PROVISIONING:
--------------------------------------------------------------------------------
 8.   Average Interval - Offered      Average number of business days between
                                      application date and committed due date.
                                      The application date is the date that a
                                      valid service request is received. For
                                      orders received after 12 Noon Eastern
                                      Time the next business day is considered
                                      the application date. Includes "W" coded
                                      orders only.  Does not include orders
                                      requiring negotiated intervals.
--------------------------------------------------------------------------------

KEY SERVICE QUALITY MEASUREMENT DEFINITIONS:

--------------------------------------------------------------------------------
 9.   Average Interval - Completed    Average number of business days between
                                      application date and completed date.
                                      Completion date is the field completion
                                      date noted on the Service Order. Includes
                                      "W" coded orders only.  Orders completed
                                      late due to a CLEC or CLEC end user
                                      caused delay are excluded from this
                                      performance measure. Does not include
                                      orders requiring negotiated intervals.
--------------------------------------------------------------------------------
 10.  % Completed w/in 5 business     For POTS orders of less than 5 lines.
      days - Total                    The percentage of lines completed in 5
                                      business days. Includes "W" coded orders
                                      only.  Standard interval Unbundled Loop
                                      orders will be excluded from this
                                      measure.
--------------------------------------------------------------------------------
 11.  % Missed Installation           % of all orders for which  there was a
      Appointment - BA - Total        missed installation appointment caused by
                                      BA.  Excludes missed installation
                                      appointments caused by CLEC or end user
                                      delays.
--------------------------------------------------------------------------------
      -    % Missed Installation      Same as above, for orders that require
           Appointment -  Dispatch    the assignment of loop facilities,
                                      switching office equipment, or both.
--------------------------------------------------------------------------------
      -    % Missed Appointment - No  Same as above, for orders that require
           Dispatch                   switching translations work only.  These
                                      are primarily "feature orders".
--------------------------------------------------------------------------------
 12.  % Missed Installation           % of all Orders for which there was a
      Appointment - Facilities        missed installation appointment due to
                                      lack of facilities.
--------------------------------------------------------------------------------
 13.  % Installation Troubles w/in    Troubles received on lines within one
      30 Days                         month of service order activity as a
                                      percent of lines ordered in one month.
                                      This measurement is currently under
                                      development and will be furnished when
                                      available.
--------------------------------------------------------------------------------

KEY SERVICE QUALITY MEASUREMENT DEFINITIONS:

--------------------------------------------------------------------------------
 MAINTENANCE:
--------------------------------------------------------------------------------
 14.  Network Trouble Report          Total Initial Customer Troubles reported
      Rate                            on regulated services by customer, where
                                      the trouble disposition was found to be a
                                      network problem (Disposition Codes 3, 4
                                      and 5) per 100 lines/circuits in service.
                                      Excludes Subsequents reports (additional
                                      customer calls while the trouble is
                                      pending), Customer Provided Equipment
                                      (CPE) troubles, and troubles reported but
                                      not found upon dispatch (Found OK and
                                      Test OK). Also excludes troubles closed
                                      due to customer action.  Trouble reports
                                      on unregulated services, such as Voice
                                      Messaging, are excluded.
--------------------------------------------------------------------------------
      -  Trouble Report Rate - Loop   Same as above, Disposition Codes 3 (Drop
                                      Wire) and 4 (Outside Plant) only.
                                      Troubles found to be in the Outside Plant
                                      facilities.
--------------------------------------------------------------------------------
      -  Trouble Report Rate -        Same as above, Disposition Code 5
         Central Office               (Central Office) only.  Troubles found to
                                      be within the Central Office, including
                                      translation troubles.
--------------------------------------------------------------------------------
 15.  % Missed Repair Appointments    For Initial Customer Trouble Reports,
                                      found to be network troubles (disposition
                                      codes, 3, 4 and 5).  The BA process for
                                      POTS troubles is to give an "arrive by"
                                      appointment.
--------------------------------------------------------------------------------
      -  % Missed Repair Appt. -      Same as above, for troubles where a
         Loop                         dispatch was required outside of the BA
                                      Central Office and the trouble was found
                                      in Outside Plant  (disposition codes 3
                                      and 4).  Troubles where there was both an
                                      inside and an outside dispatch are
                                      included if the final resolution was a
                                      loop trouble.
--------------------------------------------------------------------------------
      -  % Missed Repair Appt. -      Same as above, for troubles where a
         Central Office               dispatch may have been required outside
                                      of the BA Central Office, but the trouble
                                      was resolved within the Central Office.
                                      Includes translation type troubles as
                                      well as Central Office type troubles.
--------------------------------------------------------------------------------
 16.  Mean Time to Repair             For Initial Customer Trouble Reports,
                                      found to be network troubles, the average
                                      duration time from trouble receipt to
                                      trouble clear time.  Running clock for
                                      POTS troubles.  Stop Clock for Special
                                      troubles.
--------------------------------------------------------------------------------
 17.  % Out of Service > 24 Hours     Network troubles (disposition codes, 3,
                                      4, and 5) out of service, cleared in
                                      greater than 24 hours, as a percentage of
                                      total network troubles (disposition
                                      codes, 3, 4, and 5) out of service.  Out
                                      of Service means that there is no dial
                                      tone, the customer can not call out or
                                      the customer can not be called.  The Out
                                      of Service period commences when the
                                      trouble is reported to BA's designated
                                      trouble reporting interface.
--------------------------------------------------------------------------------

KEY SERVICE QUALITY MEASUREMENT DEFINITIONS:

--------------------------------------------------------------------------------
 18.  % Repeat Reports w/in 30        The percent of troubles that originated
      days                            as a disposition code other than customer
                                      action, Front End close out, CPE found
                                      troubles, or a customer code, that have
                                      an additional trouble within 30 days and
                                      a network trouble found disposition code
                                      of 3, 4, or 5.
--------------------------------------------------------------------------------
 NETWORK PERFORMANCE:
--------------------------------------------------------------------------------
 19.  % Common Final Trunk Blockage   Common Final Trunks carry traffic between
                                      BA end offices and the BA Tandem,
                                      including local traffic to BA customers
                                      as well as CLEC customers.

                                      BLOCKAGE:  The system used to measure
                                      trunk performance is TNDS (Total Network
                                      Data System).  Monthly trunk blockage
                                      studies are based on a time consistent
                                      busy hour.  The percentage of BA trunk
                                      groups exceeding the applicable blocking design (either B.01 or B.005) will be reported. For B.01 design, this is trunk groups exceeding a threshold of about 3% blocking. For B.005 design, this is trunk groups exceeding a threshold of about 2% blocking.

                                      BA may combine measurement data for PA
                                      and DE for this measurement.
--------------------------------------------------------------------------------
 20.  % Dedicated Final Trunk         DEDICATED FINAL TRUNKS:  A dedicated
      Blockage                        final trunk group does not overflow.
                                      These dedicated final trunk groups carry local traffic from a BA Access Tandem to a CLEC switch.

                                      BLOCKAGE: The system used to measure
                                      trunk performance is TNDS (Total Network
                                      Data System).  Monthly trunk blockage
                                      studies are based on a time consistent
                                      busy hour. The percentage of BA to CLEC dedicated final trunk groups exceeding the applicable blocking design (either
                                      B.01 or B.005) will be reported.  For
                                      B.01 design, this is trunk groups
                                      exceeding a threshold of about 3%
                                      blocking.  For B.005 design, this is
                                      trunk groups exceeding a threshold of
                                      about 2% blocking.

                                      BA may combine measurement data for PA
                                      and DE for this measurement.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 BILLING:
--------------------------------------------------------------------------------
 21.  Timeliness of Daily Usage       Measures the number of business days from
      Feed                            the call event date to the output file
                                      header date on the daily usage feed.
                                      Measured in % in 3, 4, 5, and 8 business
                                      days.
--------------------------------------------------------------------------------
 22.  Timeliness of Carrier Bill      Measures the percent of carrier bills
                                      ready for distribution to the carrier
                                      within 10 business days of the bill date.
--------------------------------------------------------------------------------

                                   SCHEDULE 27.0

                                     APPENDIX 2

                    PERFORMANCE METRICS, STANDARDS AND REMEDIES


A.  UNBUNDLED NETWORK ELEMENTS

1.  ORDERING AND PROVISIONING


--------------------------------------------------------------------------------
                   Performance Metric                           Standard
--------------------------------------------------------------------------------
 % Installation Troubles within 30 Days (POTS)                   Parity
 (UNE KSQM 13)(4)
--------------------------------------------------------------------------------
 % Installation Troubles within 30 Days (Specials)               Parity
 (UNE KSQM 13)
--------------------------------------------------------------------------------

2.  MAINTENANCE

--------------------------------------------------------------------------------
                   Performance Metric                           Standard
--------------------------------------------------------------------------------
 Mean Time to Repair - Loop (POTS)                               Parity
 (UNE KSQM 16)
--------------------------------------------------------------------------------
 Mean Time to Repair - Central Office (POTS)                     Parity
 (UNE KSQM 16)
--------------------------------------------------------------------------------
 Mean Time to Repair (Specials)                                  Parity
 (UNE KSQM 16)
--------------------------------------------------------------------------------

B.  RESALE SERVICES

1.  ORDERING AND PROVISIONING

--------------------------------------------------------------------------------
                   Performance Metric                           Standard
--------------------------------------------------------------------------------
 Average Interval Offered (POTS) - Dispatch                      Parity
 (Resale KSQM 8)
--------------------------------------------------------------------------------
 Average Interval Offered (POTS) - No Dispatch                   Parity
 (Resale KSQM 8)
--------------------------------------------------------------------------------
 Average Interval Offered (Specials)                             Parity
 (Resale KSQM 8)
--------------------------------------------------------------------------------
 Average Interval Completed (POTS) - Dispatch                    Parity
 (Resale KSQM 9)
--------------------------------------------------------------------------------
 Average Interval Completed (POTS) - No Dispatch                 Parity
 (Resale KSQM 9)
--------------------------------------------------------------------------------


---------------
(4) "(UNE KSQM 13)" identifies the Key Service Quality Measurement listed in Appendix 1 which is the basis for measurement of this Performance Metric.

--------------------------------------------------------------------------------
 Average Interval Completed (Specials)                           Parity
 (Resale KSQM 9)
--------------------------------------------------------------------------------
 % Installation Troubles within 30 Days (POTS)                   Parity
 (Resale KSQM 13)
--------------------------------------------------------------------------------
 % Installation Troubles within 30 Days (Specials)               Parity
 (Resale KSQM 13)
--------------------------------------------------------------------------------

2.  MAINTENANCE

--------------------------------------------------------------------------------
                   Performance Metric                           Standard
--------------------------------------------------------------------------------
 Mean Time to Repair (POTS)                                      Parity
 (Resale KSQM 16)
--------------------------------------------------------------------------------
 Mean Time to Repair (Specials)                                  Parity
 (Resale KSQM 16)
--------------------------------------------------------------------------------

C.  INTERCONNECTION TRUNKS

1.  ORDERING AND PROVISIONING

--------------------------------------------------------------------------------
                   Performance Metric                           Standard
--------------------------------------------------------------------------------
 FOC Timeliness                      GREATER THAN OR EQUAL TO 90% in 10 Days
 (Network Interconnection Trunks {"IT"}  KSQM 3.b)
--------------------------------------------------------------------------------
 Rejects Timeliness                  GREATER THAN OR EQUAL TO 90% in 10 Days
 (IT KSQM 4.b)
--------------------------------------------------------------------------------
 Average Interval Offered                                        Parity
 (IT KSQM 8)
--------------------------------------------------------------------------------
 Average Interval Completed                                      Parity
 (IT KSQM 9)
--------------------------------------------------------------------------------

D.  NETWORK PERFORMANCE

1.  FINAL TRUNK GROUP BLOCKING

--------------------------------------------------------------------------------
                   Performance Metric                           Standard
--------------------------------------------------------------------------------
 Dedicated Final Trunk Group Blockage (CLEC Trunks)              Parity
 (IT KSQM 20)
--------------------------------------------------------------------------------
 Common Final Trunk Group Blockage (Retail Trunks)        (B.01 Design Standard
 (IT KSQM 19)                                                or B.005 Design
                                                              Standard, as
                                                               applicable)
--------------------------------------------------------------------------------

PARITY

"Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range". "Parity" for UNE and Resale Services will be based upon a comparison of BA's performance for the above Performance Metrics with BA's performance for the appropriate corresponding Retail measurements set forth in Appendix 1, or, in the absence of appropriate corresponding Retail measurements set forth in Appendix 1, Retail measurements as reasonably determined and provided by BA. "Parity" for "Dedicated Final Trunk Group Blockage (CLEC Trunks)" will be based upon a comparison of BA's performance for the above Performance Metric with BA's performance for the appropriate corresponding measurement for BA's comparable retail trunks, as reasonably determined and provided by BA.


DEFINITIONS, CONDITIONS, REQUIREMENTS & EXCLUSIONS FOR APPENDIX 2

See, "UNE Definitions, Conditions, Requirements & Exclusions", "Resale Definitions, Conditions, Requirements & Exclusions", "Interconnection Trunk Definitions, Conditions, Requirements & Exclusions", and "Billing Definitions, Conditions, Requirements & Exclusions", in Appendix 3, which are incorporated here by reference. As used in this Appendix 2, references to Performance Measurements in "UNE Definitions, Conditions, Requirements & Exclusions", "Resale Definitions, Conditions, Requirements & Exclusions", "Interconnection Trunk Definitions, Conditions, Requirements & Exclusions", and "Billing Definitions, Conditions, Requirements & Exclusions", in Appendix 3, shall be deemed to be references to Performance Metrics.

RESALE SERVICES

1. Ordering and Provisioning. Average Interval Offered and Average Interval Completed Performance Measurements do not include orders with negotiated intervals.

INTERCONNECTION TRUNKS

1.  FOC and Rejects measurements apply only to electronically received ASRs.

2. FOC and Rejects measurements apply only to additions to existing trunk groups, adding less than 96 trunks, with no routing or translations changes.

3. Average Interval Offered measurement comparison is to IXC Feature Group D switched access trunks provided by BA to IXCs.

4. Average Interval Offered measurement applies only to additions to existing trunk groups, adding less than 96 trunks, with no routing or translations changes.

5. Average Interval Completed comparison is to IXC Feature Group D switched access trunks provided by BA to IXCs.

6. Average Interval Completed measurement applies only to additions to existing trunk groups, adding less than 96 trunks, with no routing or translations changes.

                                   SCHEDULE 27.0


                                    APPENDIX 3


                  PERFORMANCE MEASURMENTS, STANDARDS AND REMEDIES


A.  OPERATIONAL SUPPORT SYSTEMS


1.  PERFORMANCE CATEGORY 1  -- OSS PRE-ORDER RESPONSE TIME AND AVAILABILITY


---------------------------------------------------------------------------------------------------------------------------------
          Performance Measurement                     Misses Standard            Equals Standard           Exceeds Standard
                                                          - 1 point                 0 points                  + 1 point
---------------------------------------------------------------------------------------------------------------------------------
 Response Time - Customer Service Records          > 8.5 seconds difference     7.0 to 8.5 seconds      < 7.0 seconds difference
 (OSS KSQM 1.a)(5)                                                                 difference
---------------------------------------------------------------------------------------------------------------------------------
 Response Time - Aggregated Other Pre-Order        > 8.5 seconds difference     7.0 to 8.5 seconds      < 7.0 seconds difference
 Transactions                                                                      difference
 (OSS KSQM 1.b)
---------------------------------------------------------------------------------------------------------------------------------
 Access Platform Availability(1)                   < 99 % Availability         > or = 99% Availability
(OSS KSQM 2)
---------------------------------------------------------------------------------------------------------------------------------



(1) Excludes (a) scheduled maintenance and (b) unavailability of Operations Support Systems (e.g., BOSS, Livewire) other than the access platform.

CALCULATION OF PERFORMANCE CREDIT:

                                   TOTAL  SCORE:

                    0 or Greater Points = No Performance Credit

       -1 to -2 points = 1 % of OSS Charges for the Measured Calendar Quarter

          -3 points = 2 % of OSS Charges for the Measured Calendar Quarter



------------------
(5) "(OSS KSQM 1)" identifies the Key Service Quality Measurement listed in Appendix 1 which is the basis for measurement of this Performance Measurement.

OSS DEFINITIONS, CONDITIONS, REQUIREMENTS & EXCLUSIONS:

The following definitions, conditions, requirements and exclusions shall apply. In addition, all applicable definitions, conditions, requirements and exclusions set out in other provisions of this Schedule 27.0 shall apply (including, but not limited to, definitions, conditions, requirements and exclusions, pertaining to measurements set out in Appendix 1).


RESPONSE TIME:

1. Performance Measurements and Performance Credits apply only to use of the ECG gateway or such successor OSS gateway as shall be implemented and designated for measurement under this Performance Category by Bell Atlantic.

2. Performance Measurements and Performance Credits will be calculated only if the ECG gateway (or such successor OSS gateway as shall be implemented and designated for measurement under this Performance Category by Bell Atlantic) has been fully tested by the Parties and accepted by ACI, and is used by ACI for all transactions.

3. Performance Measurements apply only to CSR Retrieval and Aggregated Other Pre-Order Transactions. Aggregated Other Pre-Order Transactions will initially include Telephone Number Availability and Reservation, and Address Validation. Product & Service Availability Information and Due Date Availability will be added in the future.

4. ACI shall provide to BA forecasts of volumes at least six (6) months prior to the commencement of the measured calendar quarter. Forecasts for UNE and Resale Services volumes (including both number of orders to be submitted and number of items of service to be ordered) shall be submitted by ACI for each month. Forecasts for Interconnection Trunk volumes (including both number of orders to be submitted and number of items of service to be ordered) shall be submitted by ACI either (a) for each month or (b) for each quarter, in which case the quarterly volume will be pro-rated to a monthly volume. If submission volumes for any one month in a measured calendar quarter vary from forecasted volumes for such month stated in timely submitted forecasts by more than 10% (plus or minus), BA may exclude that month from consideration in calculating Performance Measurements and Performance Credits and determining whether BA is obligated to take investigative or corrective action under Section 3.3. If ACI fails to timely provide the forecasts of volumes to BA, BA may exclude Performance Category 1 and the Performance Measurements in Category 1 from calculation of Performance Credits and from taking investigative and corrective action under Section 3.3.

5. When the ACI submitted work load for any one hour in a day is more than twice (2x) the daily average hour ACI submitted work load(6), all transactions for that day will be deemed to have at least met "Equals Standard" ("O" Points).

6.  These Performance Measurements are not carrier specific.

ACCESS PLATFORM AVAILABILITY:

1. This Performance Measurement is not carrier specific. This Performance Measurement measures the overall availability performance of the OSS access platform and is not service or function specific.

2. Performance Measurements and Performance Credits will be calculated only if the ECG gateway (or such successor OSS gateway as shall be implemented and designated for measurement under this Performance Category by Bell Atlantic) has been fully tested by the Parties and accepted by ACI, and is used by ACI for all transactions.



------------------------
(6) In calculating "the daily average hour ACI submitted work load", the "daily" period used for the calculation shall be deemed to be twelve (12) hours in length.

B.  UNBUNDLED NETWORK ELEMENTS:

1.  PERFORMANCE CATEGORY 2 - UNE ORDERING AND PROVISIONING:



--------------------------------------------------------------------------------------------------------------------------
       Performance Measurement                    Misses Standard          Equals Standard            Exceeds Standard
                                                     - 1 point                 0 points                   + 1 point
--------------------------------------------------------------------------------------------------------------------------
 POTS - OC Timeliness: < 10 Lines          < 89.5 % < or = 24 Hours(1)  89.5 - 90.5% < or = 24   > 90.5% < or = 24 Hours(1)
 (UNE KSQM 3.b)                                                               Hours(1)
--------------------------------------------------------------------------------------------------------------------------
 POTS - OC Timeliness: > or = 10 Lines     < 89.5 % < or = 96 Hours(1)  89.5 - 90.5% < or = 96   > 90.5% < or = 96 Hours(1)
 (UNE KSQM 3.b)                                                               Hours(1)
--------------------------------------------------------------------------------------------------------------------------
 POTS - Reject Timeliness: < 10 Lines      < 89.5 % < or = 24 Hours(1) 89.5 - 90.5% < or = 24   > 90.5% < or = 24 Hours(1)
 (UNE KSQM 4.b)                                                               Hours(1)
--------------------------------------------------------------------------------------------------------------------------
 POTS - Reject Timeliness: > or = 10 Lines < 89.5 % < or = 96 Hours(1)  89.5 - 90.5% < or = 96   > 90.5% < or = 96 Hours(1)
 (UNE KSQM 4.b)                                                                Hours(1)
--------------------------------------------------------------------------------------------------------------------------
 Missed Installation Appointments:               Moderate to High             Parity(2)               Moderate to High
 POTS - Dispatch                               probability less than                               probability better than
 (UNE KSQM 11)                                       Parity(2)                                            Parity(2)
--------------------------------------------------------------------------------------------------------------------------
 Missed Installation Appointments:               Moderate to High             Parity(2)               Moderate to High
 POTS - No Dispatch                            probability less than                               probability better than
 (UNE KSQM 11)                                       Parity(2)                                            Parity(2)
--------------------------------------------------------------------------------------------------------------------------
 Missed Installation Appointments:               Moderate to High             Parity(2)               Moderate to High
 Specials                                      probability less than                               probability better than
 (UNE KSQM 11)                                       Parity(2)                                            Parity(2)
--------------------------------------------------------------------------------------------------------------------------


OC = Order confirmation

(1) Orders received after 12:00 Noon Eastern Time shall have the "clock" start at 8:00 a.m. on the next business day.
(2) "Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity'
Range".   "Parity" will be based upon a comparison of BA's performance for the above Performance Measurements with BA's performance for the appropriate corresponding Retail measurements set forth in Appendix 1, or, in the absence of appropriate corresponding Retail measurements set forth in Appendix 1, Retail measurements to be reasonably determined and provided by BA.

CALCULATION OF PERFORMANCE CREDIT:

                                   TOTAL  SCORE:

                    0 or Greater Points = No Performance Credits

-1 to -3 points = 5 % of UNE POTS and Specials Non-Recurring Charges for ACI for the measured calendar quarter times the Missed Installation Factor(1)

 -4 to -5 points = 10 % of UNE POTS and Specials Non-Recurring Charges for ACI for the measured calendar quarter times the Missed Installation Factor(1)

 -6 to -7 points = 15 % of UNE POTS and Specials Non-Recurring Charges for ACI for the measured calendar quarter times the Missed Installation Factor(1)


(1) Missed Installation Factor = (Missed Installation Appointments for UNE POTS and Specials provided by BA to ACI for the measured calendar quarter as a percentage of Installation Appointments for UNE POTS and Specials provided by BA to ACI for the measured calendar quarter) - (Missed Installation Appointments for POTS and Specials provided by BA to BA retail customers for the measured calendar quarter as a percentage of Installation Appointments for POTS and Specials provided by BA to BA retail customers for the measured calendar quarter).

If more than 10% of ACI's orders are rejected or queried by BA(7), BA shall not be obligated to calculate this Performance Category, to pay a Performance Credit in connection with this Performance Category, or to take investigative or corrective action under Section 3.3 with regard to any Performance Measurement in this Performance Category.



------------------
(7) Orders that are rejected or queried by BA because of a failure in the operation of a BA ordering system will not be included in calculations to determine the percentage of ACI's orders that are rejected or queried by BA.

2.  PERFORMANCE CATEGORY 3 - UNE MAINTENANCE:


-----------------------------------------------------------------------------------------------------------------------------------
             Performance Measurement                   Misses Standard             Equals Standard            Exceeds Standard
                                                          - 1 point                   0 points                    + 1 point
-----------------------------------------------------------------------------------------------------------------------------------
 POTS: % Out of Service > 24 Hours                    Moderate to High                Parity(1)               Moderate to High
 (UNE KSQM 17)                                      probability less than                                  probability better than
                                                          Parity(1)                                               Parity(1)
-----------------------------------------------------------------------------------------------------------------------------------
 SPECIALS: % Out of Service > 24 Hours                Moderate to High                Parity(1)               Moderate to High
 (UNE KSQM 17)                                        probability less than                                probability better than
                                                            Parity(1)                                               Parity(1)
-----------------------------------------------------------------------------------------------------------------------------------
 POTS:  % Repeat Reports w/in 30 Days                 Moderate to High                Parity(1)               Moderate to High
 (UNE KSQM 18)                                      probability less than                                  probability better than
                                                         Parity(1)                                               Parity(1)
-----------------------------------------------------------------------------------------------------------------------------------



(1) "Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range". "Parity" will be based upon a comparison of BA's performance for the above Performance Measurements with BA's performance for the appropriate corresponding Retail measurements set forth in Appendix 1, or, in the absence of appropriate corresponding Retail measurements set forth in Appendix 1, Retail measurements to be reasonably determined and provided by BA.


CALCULATION OF PERFORMANCE CREDIT:

                                TOTAL  SCORE:

              0 or Greater Points =  No Performance Credit

  -1 point = 2 % of UNE POTS and Specials Recurring Charges for ACI for the measured calendar quarter times the Lines Out of Service Factor(1)

  -2 points = 4 % of UNE POTS and Specials Recurring Charges for ACI for the measured calendar quarter times the Lines Out of Service Factor(1)

  -3 points = 6 % of UNE POTS and Specials Recurring Charges for ACI for the measured calendar quarter times the Lines Out of Service Factor(1)


(1) Lines Out of Service Factor = (Percentage of ACI UNE POTS and Specials lines network troubles out of service > 24 hours - Percentage of BA retail customer POTS and Specials lines network troubles out of service > 24 hours) x (ACI UNE POTS and Specials lines with network troubles out of service > 24 hours, as a percentage of the measured calendar quarter average total ACI UNE POTS and Specials lines in service).


ADJUSTMENT OF PERFORMANCE CREDIT:

In the repair/maintenance function, mutual responsibilities exist. The responsibility for testing unbundled loops and the identification of a required dispatch for UNE reside with ACI. Reductions will be made in the Performance Credit if necessary access is not available, or if a dispatch is made and no trouble is found(8), or if trouble is found to be on the ACI customer's side of the network demarcation point (e.g., in premises wiring or customer premises equipment), at a statistically higher rate than BA experiences for BA's own retail customers.


------------------------
(8) BA will not include in calculations to determine reductions in the Performance Credit a dispatch where no trouble is found if a trouble which should have been found on such dispatch is found on a subsequent dispatch.

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Misses Standard           Equals Standard          Exceeds Standard
                                                              - 1 point                 0 points                  + 1 point
-----------------------------------------------------------------------------------------------------------------------------------
 % No Access                                              Moderate to High              Parity(1)             Moderate to High
                                                        probability less than                              probability better than
                                                              Parity(1)                                           Parity(1)
-----------------------------------------------------------------------------------------------------------------------------------
 % Found OK or Trouble Found on Customer Premises         Moderate to High              Parity(1)             Moderate to High
                                                        probability less than                              probability better than
                                                              Parity(1)                                           Parity(1)
-----------------------------------------------------------------------------------------------------------------------------------


(1) "Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range".


                                   TOTAL  SCORE:

       0 or Greater Points = No Adjustment to Maintenance Performance Credit

            -1 point = 25 % Reduction of Maintenance Performance Credit

           -2 points =  50 % Reduction of Maintenance Performance Credit

UNE DEFINITIONS, CONDITIONS, REQUIREMENTS & EXCLUSIONS:


The following definitions, conditions, requirements and exclusions shall apply. In addition, all applicable definitions, conditions, requirements and exclusions set out in other provisions of this Schedule 27.0 shall apply (including, but not limited to, definitions, conditions, requirements and exclusions, pertaining to measurements set out in Appendix 1).


ORDERING (OC TIMELINESS AND REJECT TIMELINESS):


1. Unbundled Switching Network Elements are included for measurement after the establishment of unbundled switching in the switch through the joint planning/services establishment process.


2. Performance Measurements and Performance Credits will apply only if: (a) EDI Issue 7 implementing LSOG Issue 2 ordering interface specifications (or such later ordering interface specifications, supported by BA, as BA shall have made available for ACI's use) is in place and is being used by ACI for all UNE ordering which can be performed via EDI; or, (b) BA's GUI is in place and being used by ACI for all UNE ordering which can be performed via BA's GUI. ACI must implement later specifications of EDI and later versions of GUI within 90 days (or such other shorter period as may be required by this Agreement) after BA has made them available for ACI's use.

3. ACI shall provide to BA forecasts of UNE volumes at least six (6) months prior to the commencement of the measured calendar quarter. Forecasts for UNE volumes (including both number of orders to be submitted and number of items of service to be ordered) shall be submitted by ACI for each month. If submission volumes for any one month in a measured calendar quarter vary from forecasted volumes for such month stated in submitted forecasts by more than 10% (plus or minus), BA may exclude that month from consideration in calculating Performance Measurements and Performance Credits and determining whether BA is obligated to take investigative or corrective action under Section 3.3. If ACI fails to timely provide the forecasts of UNE volumes to BA, BA may exclude Performance Category 2 and the Performance Measurements in Category 2 from calculation of Performance Credits and from taking investigative and corrective action under
Section 3.3.

4. When the ACI submitted work load for any one hour in a day is more than twice (2x) the daily average hour ACI submitted work load(9), all transactions for that day will be deemed to have at least met "Equals Standard" ("O" Points).


5. OC and Reject Timeliness Performance Measurements do not apply to orders with negotiated due dates.



---------------------
(9) In calculating "the daily average hour ACI submitted work load", the "daily" period used for the calculation shall be deemed to be twelve (12) hours in length.

PROVISIONING (MISSED INSTALLATION APPOINTMENTS):

1. ACI Missed Installation Appointments do not include appointments missed or rescheduled due to the delay, act or omission of ACI, ACI's contractors or vendors,(10) or ACI's customers (including, but not limited to, inability to access customer interfaces and terminals).

2. If the Expedited Due Dates(11) for any one month in a measured calendar quarter exceed 10% of the total appointments for that month, BA will not be obligated to calculate Performance Category 2 for that month, or the Performance Measurements in Performance Category 2 for that month, and may exclude Performance Category 2 for that month, and the Performance Measurements in Performance Category 2 for that month, from calculation of Performance Credits and from taking investigative and corrective action under Section 3.3.

3. ACI Missed Installation Appointments will be included in the computation only if:

     a.  LOOP ORDERS:

          (i) ANI to ACI telephone number, verification successful from DEMARC by BA field technician.
          (ii) All order information submitted by ACI was valid, accurate and complete (e.g., street address, end user local contact (LCON), floor/unit number, appropriate ACI transmission equipment assignment information).
          (iii) ACI and ACI's customer were available and ready for service at appointed date and time.
          (iv) Verifiable ACI dial tone and correct ACI telephone number at POT bay testable by BA technician, by 8:00 a.m. on the date due minus one
          (1) day.
          (v) Accurate account and end user information was submitted on the service request.
          (vi) Orders were completed as submitted without cancellation after Order Confirmation.
          (vii) ACI and ACI's customer were available for testing and cooperative coordination as requested by BA.


4. ACI shall provide to BA forecasts of UNE volumes at least six (6) months prior to the commencement of the measured calendar quarter. Forecasts for UNE volumes (including both number of orders to be submitted and number of items of service to be ordered) shall be submitted by ACI for each month. If submission volumes for any one month in a measured calendar quarter vary from forecasted volumes for such month stated in submitted forecasts by more than 10% (plus or minus), BA may exclude that month from consideration in calculating Performance Measurements and Performance Credits and determining whether BA is obligated to take investigative or corrective action under Section 3.3. If ACI fails to timely provide the forecasts of UNE volumes to BA, BA may exclude Performance Category 2 and the Performance Measurements in Category 2 from calculation of Performance Credits and from taking investigative and corrective action under
Section 3.3.

5. If more than 10% of ACI's orders in a month fall out of BA's provisioning systems (i.e., require manual investigation and/or correction), or require correction of ACI provided information during provisioning, BA may exclude the Missed Installation Appointments Performance Measurements for that month from the calculation of calendar quarter Performance Measurements and Performance Credits.

6. Performance Measurement calculations for provisioning will exclude UNEs provided pursuant to negotiated installation intervals.

MAINTENANCE:



--------------------------
(10) For the purposes of Paragraph 1, above, the phrase "ACI's contractors or vendors" does not include BA.

(11) An "Expedited Due Date" is any due date with a shorter interval than the standard interval being offered by BA for the transaction at the time the transaction is requested.

1. Out of Service Over 24 Hours: Excluded will be reports where access was required but not available during the first 24 hours.

2.  Measured Trouble Reports include those found to be in the Network:
Disposition Codes 03 (Drops), 04 (Loops) and 05 (Inside Central Office).

3. UNE loops that meet the standards identified in appropriate BA unbundled loop Technical References will not be treated as Out of Service.

4. ACI shall establish a toll free 800 number for BA repair technicians to call for trouble related questions and trouble closeout.

5. The ACI repair center and toll free number must be available 24 hours per day, seven days per week.

C.  RESALE SERVICES:

1.  PERFORMANCE CATEGORY 4 - RESALE SERVICES ORDERING AND PROVISIONING:



---------------------------------------------------------------------------------------------------------------------------------
      Performance Measurement                  Misses Standard                 Equals Standard             Exceeds Standard
                                                 - 1 point                         0 points                    + 1 point
---------------------------------------------------------------------------------------------------------------------------------
 POTS - OC Timeliness < 10 Lines           < 89.5 % < or = 24 Hours(1)       89.5 - 90.5% < or = 24   > 90.5% < or = 24 Hours(1)
 (Resale KSQM 3.b)                                                                 Hours(1)
---------------------------------------------------------------------------------------------------------------------------------
 POTS - OC Timeliness > or = 10 Lines      < 89.5 % < or = 96 Hours(1)       89.5 - 90.5% < or = 96   > 90.5% < or = 96 Hours(1)
 (Resale KSQM 3.b)                                                                  Hours(1)
---------------------------------------------------------------------------------------------------------------------------------
 POTS - Reject Timeliness < 10 Lines       < 89.5 % < or = 24 Hours(1)       89.5 - 90.5% < or = 24   > 90.5% < or = 24 Hours(1)
 (Resale KSQM 4.b)                                                                  Hours(1)
---------------------------------------------------------------------------------------------------------------------------------
 POTS - Reject Timeliness > or = 10 Lines  < 89.5 % < or = 96 Hours(1)       89.5 - 90.5% < or = 96   > 90.5% < or = 96 Hours(1)
 (Resale KSQM 4.b)                                                                   Hours(1)
---------------------------------------------------------------------------------------------------------------------------------
 Missed Installation Appointments:             Moderate to High                     Parity(2)               Moderate to High
 POTS - Dispatch                             probability less than                                       probability better than
 (Resale KSQM 11)                                 Parity(2)                                                    Parity(2)
---------------------------------------------------------------------------------------------------------------------------------
 Missed Installation Appointments:             Moderate to High                     Parity(2)               Moderate to High
 POTS - No Dispatch                          probability less than                                       probability better than
 (Resale KSQM 11)                                 Parity(2)                                                    Parity(2)
---------------------------------------------------------------------------------------------------------------------------------
 Missed Installation Appointments:             Moderate to High                     Parity(2)               Moderate to High
 Specials                                    probability less than                                      probability better than
 (Resale KSQM 11)                                  Parity(2)                                                   Parity(2)
---------------------------------------------------------------------------------------------------------------------------------


OC = Order Confirmation

(1) Orders Received after 12:00 Noon Eastern Time will have the "clock" start at 8:00 a.m. on the next business day.
(2) "Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range". "Parity" will be based upon a comparison of BA's performance for the above Performance Measurements with BA's performance for the appropriate corresponding Retail measurements set forth in Appendix 1, or, in the absence of appropriate corresponding Retail measurements set forth in Appendix 1, Retail measurements to be reasonably determined and provided by BA.

CALCULATION OF PERFORMANCE CREDIT:

                                   TOTAL  SCORE:

                    0 or Greater Points = No Performance Credit

 -1 to -3 points = 5 % of Resale Services Non-Recurring Charges for ACI for the measured calendar quarter multiplied by the Missed Installation Factor(1)

 -4 to -5 points = 10 % of Resale Services Non-Recurring Charges for ACI for the measured calendar quarter multiplied by the Missed Installation Factor(1)

 -6 to -7 points = 15 % of Resale Services Non-Recurring Charges for ACI for the measured calendar quarter multiplied by the Missed Installation Factor(1)


(1) Missed Installation Factor = (Missed Installation Appointments for Resale Services provided by BA to ACI for the measured calendar quarter as a percentage of Installation Appointments for Resale Services provided by BA to ACI for the measured calendar quarter) - (Missed Installation Appointments for corresponding retail services provided by BA to BA retail customers for the measured calendar quarter as a percentage of Installation Appointments for corresponding retail services provided by BA to BA retail customers for the measured calendar quarter).

If more than 10% of ACI's orders are rejected or queried by BA,(12) BA shall not be obligated to calculate this Performance Category, to pay a Performance Credit in connection with this Performance Category, or to take investigative or corrective action under Section 3.3 with regard to any Performance Measurement in this Performance Category.


2.  PERFORMANCE CATEGORY 5 - RESALE SERVICES MAINTENANCE:


-----------------------------------------------------------------------------------------------------------------------------------
             Performance Measurement                   Misses Standard             Equals Standard            Exceeds Standard
                                                          - 1 point                   0 points                    + 1 point
-----------------------------------------------------------------------------------------------------------------------------------
 POTS: % Out of Service > 24 Hours                    Moderate to High               Parity(1)                Moderate to High
 (Resale KSQM 17)                                   probability less than                                  probability better than
                                                          Parity(1)                                               Parity(1)
-----------------------------------------------------------------------------------------------------------------------------------
 SPECIALS: % Out of Service > 24 Hours                Moderate to High               Parity(1)                Moderate to High
 (Resale KSQM 17)                                   probability less than                                  probability better than
                                                          Parity(1)                                               Parity(1)
-----------------------------------------------------------------------------------------------------------------------------------
 POTS - % Repeat Reports w/in 30 Days                 Moderate to High               Parity(1)                Moderate to High
 (Resale KSQM 18)                                   probability less than                                  probability better than
                                                          Parity(1)                                               Parity(1)
-----------------------------------------------------------------------------------------------------------------------------------


(1) "Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range". "Parity" will be based upon a comparison of BA's performance for the above Performance Measurements with BA's performance for the corresponding Retail measurements set forth in Appendix 1, or, in the absence of appropriate corresponding Retail measurements set forth in Appendix 1, Retail measurements to be reasonably determined and provided by BA.

CALCULATION OF PERFORMANCE CREDIT:

                                   TOTAL  SCORE:

                    0 or Greater Points = No Performance Credit

    -1 point = 2 % of Resale Services Recurring Charges for ACI for the measured calendar quarter multiplied by the Lines Out of Service Factor.(1)

   -2 points = 4 % of Resale Services Recurring Charges for ACI for the measured calendar quarter multiplied by the Lines Out of Service Factor.(1)

   -3 points = 6 % of Resale Services Recurring Charges for ACI for the measured calendar quarter multiplied by the Lines Out of Service Factor.(1)

(1) Lines Out of Service Factor = (Percentage of ACI Resale Services POTS and Specials lines network troubles out of service > 24 hours - Percentage of BA retail customer POTS and Specials lines network troubles out of service > 24 hours) x (ACI Resale Services POTS and Specials lines with network troubles out of service > 24 hours, as a percentage of the measured calendar quarter average total ACI Resale Services POTS and Specials lines in service).


ADJUSTMENT OF PERFORMANCE CREDIT:

In the repair function, mutual responsibilities exist. The responsibility for authorizing a dispatch resides with ACI. Reductions will be made in the Performance Credit if necessary access is not available, or if a dispatch is made and no



---------------------
(12) Orders that are rejected or queried by BA because of a failure in the operation of a BA ordering system will not be included in calculations to determine the percentage of ACI's orders that are rejected or queried by BA.

trouble is found,(13) or if trouble is found to be on the ACI customer's side of the network demarcation point (e.g., in premises wiring or customer premises equipment), at a statistically higher rate than the same performance that BA experiences for BA's own retail customers.



----------------------------------------------------------------------------------------------------------------------------------
             Measurement                        Misses Standard              Equals Standard              Exceeds Standard
                                                   - 1 point                     0 points                    + 1 point
----------------------------------------------------------------------------------------------------------------------------------
 % No Access Rate                        Moderate to High probability           Parity(1)           Moderate to High probability
                                              less than Parity(1)                                      better than Parity(1)
----------------------------------------------------------------------------------------------------------------------------------
 % Found OK or Trouble Found on          Moderate to High probability           Parity(1)           Moderate to High probability
 Customer Premises                            less than Parity(1)                                      better than Parity(1)
----------------------------------------------------------------------------------------------------------------------------------


(1) "Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range".


                                   TOTAL  SCORE:

       0 or Greater Points = No Adjustment to Maintenance Performance Credit

            -1 point = 25 % Reduction of Maintenance Performance Credit

            -2 points = 50 % Reduction of Maintenance Performance Credit



----------------------
(13) BA will not include in calculations to determine reductions in the Performance Credit a dispatch where no trouble is found if a trouble which should have been found on such dispatch is found on a subsequent dispatch.

RESALE DEFINITIONS, CONDITIONS, REQUIREMENTS & EXCLUSIONS:

The following definitions, conditions, requirements and exclusions shall apply. In addition, all applicable definitions, conditions, requirements and exclusions set out in other provisions of this Schedule 27.0 shall apply (including, but not limited to, definitions, conditions, requirements and exclusions, pertaining to measurements set out in Appendix 1).


ORDERING (OC TIMELINESS AND REJECT TIMELINESS):

1. Performance Measurements and Performance Credits will apply only if: (a) EDI Issue 7 implementing LSOG Issue 2 ordering interface specifications (or such later ordering interface specifications, supported by BA, as BA shall have made available for ACI's use) is in place and is being used by ACI for all Resale Services ordering which can be performed via EDI; or, (b) BA's GUI is in place and being used by ACI for all Resale Services ordering which can be performed via BA's GUI. ACI must implement later specifications of EDI and later versions of GUI within 90 days (or such other shorter period as may be required by this Agreement) after BA has made them available for ACI's use.

2.  ACI shall provide to BA forecasts of  Resale Services volumes at least six
(6) months prior to the commencement of the measured calendar quarter.
Forecasts for Resale Services volumes (including both number of orders to be submitted and number of items of service to be ordered) shall be submitted by ACI for each month. If submission volumes for any one month in a measured calendar quarter vary from forecasted volumes for such month stated in submitted forecasts by more than 10% (plus or minus), BA may exclude that month from consideration in calculating Performance Measurements and Performance Credits and determining whether BA is obligated to take investigative or corrective action under Section 3.3. If ACI fails to timely provide the forecasts of Resale Services volumes to BA, BA may exclude Performance Category 4 and the Performance Measurements in Category 4 from calculation of Performance Credits and from taking investigative or corrective action under Section 3.3.

3.  When ACI submitted work load for any one hour in a day is more than twice
(2x) the daily average hour ACI submitted work load,(14) all transactions for that day will be deemed to have at least met "Equals Standard" ("O" Points).


4. OC and Reject Timeliness Performance Measurements do not apply to orders with negotiated due dates.

PROVISIONING (MISSED INSTALLATION APPOINTMENTS):

1. ACI Missed Installation Appointments do not include appointments missed or rescheduled due to the delay, act or omission of ACI, ACI's contractors or vendors,(15) or ACI's customers (including, but not limited to, inability to access interfaces and terminals).

2. If the Expedited Due Dates(16) for any one month in a measured calendar quarter exceed 10% of the total appointments for that month, BA will not be obligated to calculate Performance Category 4 for that month, or the Performance Measurements in Performance Category 4 for that month, and may exclude Performance Category 4 for that month, and the Performance Measurements in Performance Category 4 for that month, from calculation of Performance Credits and from taking investigative or corrective action under Section 3.3.

3. ACI Missed Installation Appointments will be included in the computation only if:

-----------------------
(14) In calculating "the daily average hour ACI submitted work load", the "daily" period used for the calculation shall be deemed to be twelve (12) hours in length.

(15) For the purposes of Paragraph 1, above, the phrase "ACI's contractors or vendors" does not include BA.

(16) An "Expedited Due Date" is any due date with a shorter interval than the standard interval being offered by BA for the transaction at the time the transaction is requested.

     (a) All order information submitted by ACI was valid (e.g., street address, end user local contact (LCON), Floor/unit number).
     (b) ACI and ACI's customer were available and ready for service at the appointed date and time. Access to Terminal Equipment was available.
     (c)  Accurate account and customer information was submitted by ACI.
     (d) Orders were completed as submitted without cancellation after Order Confirmation.
     (e) ACI and ACI's customer were available for testing and cooperative coordination as requested by BA.

4.  ACI shall provide to BA forecasts of Resale Services volumes at least six
(6) months prior to the commencement of the measured calendar quarter.
Forecasts for Resale Services volumes (including both number of orders to be submitted and number of items of service to be ordered) shall be submitted by ACI for each month. If submission volumes for any one month in a measured calendar quarter vary from forecasted volumes for such month stated in submitted forecasts by more than 10% (plus or minus), BA may exclude that month from consideration in calculating Performance Measurements and Performance Credits and determining whether BA is obligated to take investigative or corrective action under Section 3.3. If ACI fails to timely provide the forecasts of Resale Services volumes to BA, BA may exclude Performance Category 4 and the Performance Measurements in Category 4 from calculation of Performance Credits and from taking investigative or corrective action under Section 3.3.

5. If more than 10% of ACI's orders in a month fall out of BA's provisioning systems (i.e., require manual investigation and/or correction), or require correction of ACI provided information during provisioning, BA may exclude Missed Installation Appointment Performance Measurements for that month from the calculation of calendar quarter Performance Measurements and Performance Credits.

6. Performance Measurement calculations for provisioning will exclude Resale Services provided pursuant to negotiated installation intervals.

MAINTENANCE:

1. Out of Service Over 24 Hours: Excluded will be reports where access was required but not available during the first 24 hours.

2.  Measured Trouble Reports include those found to be in the Network:
Disposition Codes 03 (Drops), 04 (Loops) and 05 (Inside Central Office).

3. ACI shall establish a toll free 800 number for BA repair technicians to call for trouble related questions and trouble closeout.

4. The ACI repair center and toll free number must be available 24 hours per day, seven days per week.

D.  INTERCONNECTION TRUNKS

1.  PERFORMANCE CATEGORY 6 - INTERCONNECTION TRUNK PROVISIONING


--------------------------------------------------------------------------------------------------------------------------------
               Performance Measurement                     Misses Standard         Equals Standard           Exceeds Standard
                                                              -1 Point                 0 Points                 + 1 Point
--------------------------------------------------------------------------------------------------------------------------------
          Provisioning - Missed Installation               > 1.65 Standard        +/- 1.65 Standard          > 1.65 Standard
                   Appointments(1)                      Deviations worse than      Deviations from        Deviations better than
                     (IT KSQM 11)                              mean BA                 mean BA                   mean BA
                                                         Performance for BA       Performance for BA        Performance for BA
                                                         IXC Feature Group D     IXC Feature Group D       IXC Feature Group D
                                                               Trunks.                 Trunks.                   Trunks.
--------------------------------------------------------------------------------------------------------------------------------

(1) Orders Received after 12:00 Noon Eastern Time will have the "clock" start at 8:00 a.m. on the next business day.


CALCULATION OF PERFORMANCE CREDIT:

                                           Total Score:
                                           ------------
          Score               % Credit                              Applied to
          -----               --------                              -----------
      0 or greater     No Performance Credits

        -1 point                10 %                Trunk Non-Recurring Charges for ACI for the
                                                             measured calendar quarter
                                                  multiplied by the Missed Installation Factor(3)


(3) Missed Installation Factor = (Missed ACI Trunk Installation Appointments for the measured calendar quarter as a percentage of ACI Trunk Installation Appointments for the measured calendar quarter) - (Missed Installation Appointments for BA IXC Feature Group D trunks for the measured calendar quarter as a percentage of BA IXC Feature Group D Trunk Installation Appointments for the measured calendar quarter).



ADJUSTMENT OF PERFORMANCE CREDIT:

In the provisioning function, mutual responsibilities exist. In addition to trunks provided by BA to ACI, ACI will provide trunks to BA. If the percentage of Missed Appointments for trunks ordered by BA from ACI exceeds the percentage of missed appointments for trunks ordered by ACI from BA performance, the Performance Credit will be reduced as stated below. (The percentage missed appointment calculation comparison requires a minimum sample size of 50 trunks on both sides to be valid.) ACI shall maintain due date intervals for trunks to be provided by ACI to BA that are no longer than BA's due date intervals for comparable trunks.

                           TRUNKS ORDERED BY BA FROM ACI

---------------------------------------------------------------------------------------------------------------------------------
                     Measurement                    100% reduction in Credit                50% Reduction in Credit
---------------------------------------------------------------------------------------------------------------------------------
 Provisioning of Trunks for BA by ACI - Missed
 Installation Appointments:                          > 5 percentage points         > 2 but < or = 5 percentage points worse than
                                                    worse than BA Performance                   BA Performance

---------------------------------------------------------------------------------------------------------------------------------

2.  PERFORMANCE CATEGORY 7 - INTERCONNECTION TRUNK MAINTENANCE AND REPAIR

----------------------------------------------------------------------------------------------------------
          Performance                  Approaches Standard       Equals Standard         Exceeds Standard
          Measurement                      - 1 point                0 points               + 1 point
----------------------------------------------------------------------------------------------------------
 % Out of Service > 24 Hours           > 1.65 Standard        +/- 1.65 Standard        > 1.65 Standard
 (IT KSQM 17)                       Deviations worse than      Deviations from      Deviations better than
                                           mean BA                 mean BA                 mean BA
                                     Performance for BA       Performance for BA      Performance for BA
                                     IXC Feature Group D     IXC Feature Group D     IXC Feature Group D
                                           Trunks.                 Trunks.                 Trunks.
----------------------------------------------------------------------------------------------------------

CALCULATION OF PERFORMANCE CREDIT:

                                             Total Score:
                                             ------------
      Score                           % Credit                                 Applied to
      -----                           --------                                 ----------
  0 or greater                 No Performance Credits

    -1 point         $ 1.00 Per DS1 Trunk per Day out of service       Lines Out of Service Factor


(1) Lines Out of Service Factor = (Percentage of ACI Interconnection Trunks network troubles out of service > 24 hours - Percentage of BA IXC Feature Group D Trunk network troubles out of service > 24 hours) x (ACI Interconnection Trunks with network troubles out of service > 24 hours, as a percentage of the measured calendar quarter average total ACI Interconnection Trunks in service).

INTERCONNECTION TRUNK DEFINITIONS, CONDITIONS, REQUIREMENTS & EXCLUSIONS:


The following definitions, conditions, requirements and exclusions shall apply. In addition, all applicable definitions, conditions, requirements and exclusions set out in other provisions of this Schedule 27.0 shall apply (including, but not limited to, definitions, conditions, requirements and exclusions, pertaining to measurements set out in Appendix 1).


PROVISIONING:

1. Performance Measurement calculations for provisioning will be performed only if for the measured calendar quarter a minimum of 50 trunks was installed by BA for ACI and a minimum of 100 IXC Feature Group D trunks was installed by BA for IXCs.

2. Orders must be received electronically, using a BA supported version of BA's electronic Access Service Request System.

3. Performance Measurement calculations for provisioning will exclude trunks provided pursuant to negotiated installation intervals.

4. Performance Measurement calculations for provisioning will be based on comparisons by trunk type (e.g., DS0 with DS0, DS1 with DS1).

5. ACI shall provide to BA forecasts of Interconnection Trunk volumes at least six (6) months prior to the commencement of the measured calendar quarter. Forecasts for Interconnection Trunk volumes (including both number of orders to be submitted and number of items of service to be ordered) shall be submitted by ACI either (a) for each month or (b) for each quarter, in which case the quarterly volume will be pro-rated to a monthly volume. If submission volumes for any one month in a measured calendar quarter vary from forecasted volumes for such month stated in submitted forecasts by more than 10% (plus or minus), BA may exclude that month from consideration in calculating Performance Measurements and Performance Credits and determining whether BA is obligated to take investigative or corrective action under Section 3.3. If ACI fails to timely provide the forecasts of volumes to BA, BA may exclude Performance Category 6 and the Performance Measurements in Category 6 from calculation of Performance Credits and from taking investigative or corrective action under
Section 3.3.

6.  ACI Missed Installation Appointments do not include:

     a. Installation Appointments missed or rescheduled due to the delay, act or omission of ACI, ACI's contractors or vendors(17), or ACI's customers.

     b. Missed Installation Appointments for ACI installations being made to rehome trunks or for network grooming.

7. ACI Missed Installation Appointments will be included in the computation only if they result in a blockage of traffic that is in excess of standard design blocking thresholds and that is identified and reported to BA by ACI.

8. ACI Missed Installation Appointments will be included in the computation only if:

     a.   All order information submitted by ACI was valid.

     b. ACI was prepared to accept the installation of service at the scheduled time.


-------------
(17) For the purposes of Paragraph 6, above, the phrase "ACI's contractors or vendors" does not include BA.

     c. Orders were completed as submitted without cancellation after order confirmation.

     d. ACI and ACI's customer were available for testing and cooperative coordination as requested by BA.

9. ACI Missed Installation Appointments include only missed installation appointments for interconnection trunks used one-way.

MAINTENANCE:

1. This Performance Category will be measured no earlier than the later of the quarter commencing April 1, 1998, or completion of the WFA inventory for ACI and BA trunks and validation of applicable field procedures.

2.  Measured Trouble Reports include those found to be in the Network:
Disposition Codes 04 (Outside Plant) and 05 (Inside Central Office).

3.  Applies only to trunks used as per applicable technical specifications.

4. ACI trunks will be included in the computation only if ACI was available for testing and cooperative coordination if requested by BA.

5. Applies only to trunks where blockage exceeding standard design blocking thresholds has been identified and reported by ACI.

6.  Applies only to interconnection trunks used one-way.

E.  BILLING

1. PERFORMANCE CATEGORY 8 - TIMELINESS OF DAILY USAGE FEED ("DUF") FOR UNE SWITCHING AND RESALE SERVICES


-------------------------------------------------------------------------------------------------------------------------------
     Performance Measurement            Approaches Standard                Equals Standard                  Exceeds Standard

                                             - 1 point                         0 points                        + 1 point
-------------------------------------------------------------------------------------------------------------------------------
 Timeliness of Daily                  < 90% of recorded call                90% to 95% of                > 95% of recorded call
 Usage Feed                             events in 5 Business          recorded call events in 5           events in 5 Business
 (CLEC Billing KSQM 21)                         Days                        Business Days                         Days
-------------------------------------------------------------------------------------------------------------------------------


CALCULATION OF PERFORMANCE CREDIT

                                   TOTAL SCORE:

                    0 or Greater Points = No Performance Credit

-1 point = 0.25 % of DUF Charges (for UNE Switching and Resale Services) for ACI for the measured calendar quarter.

BILLING DEFINITIONS, CONDITIONS, REQUIREMENTS & EXCLUSIONS:


The following definitions, conditions, requirements and exclusions shall apply. In addition, all applicable definitions, conditions, requirements and exclusions set out in other provisions of this Schedule 27.0 shall apply (including, but not limited to, definitions, conditions, requirements and exclusions, pertaining to measurements set out in Appendix 1).

1. UNE usage (Daily Usage Feed) information is limited to only Unbundled Switching. Measurement with regard to Unbundled Switching will begin no earlier than 4/1/98.

2. Excluded are delays or failures to provide information provided by third parties.

3. Excluded are delays or failures to provide information where the cause of the delay or failure also affects BA's ability to collect and utilize information for itself.

4. Measurement will be made for lines that have been equipped at ACI's request to collect daily usage feed information.

                                   SCHEDULE 27.0

                                     APPENDIX 4

               STATISTICAL METHODOLOGY FOR DETERMINING "PARITY" RANGE


1.   FOR PERFORMANCE MEASURES WHERE THE MEASURE IS A YES OR NO ON EACH MEASURED
ITEM: (E.G., % MET OR NOT MET):

MEASUREMENT OBJECTIVE:

To determine if the level of service provided to ACI is, on average, similar to or different from the level of service BA provides to other BA customers.

The following methodology applies to service in which in each instance of its provision, the outcome can be categorized as a success or a failure (e.g., was the appointment missed, was a customer's line out of service for more than 24 hours, etc.).

Now, let   x   = the ith customers score on service; where
            ij

           x   = 0 if the outcome is categorized as a success
            ij

           x   = 1 if the outcome is categorized as a failure
            ij

More specifically, let

     [SIGMA]X   =  the number of ACI customers' instances of service categorized
             lij   as a failure

The standard of service against which the instances of service to ACI's customers will be compared is the average of that provided by BA to its own customers, viz.

             [SIGMA]X     where N   is the number of instances of provision of
                     0ij         0j
      P   = ------------
       0j       N         service j to BA's customers
                 0j


The service index calculated for ACI for service j and which will be compared against the service standard Poj is given by:

             [SIGMA]X     where N   is the number of instances of provision of
                     lij         lj
      P   = ------------
       lj       N         service j ACI's customers
                 lj

It is assumed that N(0j) will be large relative to N(1j); and that N(1j) may in fact, for certain j, be small.

The assumption can be made that the N(1j) constitutes a sample taken from a larger population comprised of N(0j) ; i.e., instances of service provision like those provided to BA customers. In this case the N(1j) are not technically a subset (i.e., sample) of N(0j). But for the purposes of the model we assume that if ACI customers are being treated the same as BA customers, then the distribution of the x(0ij) and the x(1ij); should be identical, hence our viewing N(1j) as a sample of N(0j).

If such an assumption is correct then the value P(1j) should be similar to the value P(0j). If it is not correct, then the two values would be expected to be different with the magnitude of the difference reflecting how different the two populations are, and by implication, how different the service level to each.

The question that arises is how close must P(1j) and P(0j) be to conclude that the two populations received similar levels of service and how different must they be to conclude they did not.

If we assume N(1j) is a sample taken from a universe identical to the BA universe, then it is possible to derive the distribution of possible values of P(1j) that could occur when drawing a sample of size N(1j) from such a universe. If N(1j) is adequately large, (viz., if N(1j) is greater than 30) these values will follow a normal distribution and have:

     Expected value = E (x)  =  N   P
                                 lj  0j
          and

     the Variance = Var (x)  =  N   P   (1-P  )
                                 lj  0j     0j

If the CLEC population is in fact identical (or very nearly so) to the BA population, then most values of P(1j) would lie close to P(0j), and if the populations were not identical than most values of P(1j) would lie further from P(0j) with the magnitude of the differences reflecting how different the two underlying populations are and, by implication, how different the level of service provided the two populations.

It is possible to evaluate how likely it is that the N(0j) and the N(1j) instances of service are, on average, the same by evaluating how likely it would be by chance alone to observe a difference as large as the one in fact observed, viz. P(0j) - P(1j).

The procedure for performing this evaluation is as follows:

1.   Calculate the BA service standard for service j as follows:

                    [SIGMA]X
                            0ij
            P    =  ----------
             0j        N
                        0j

2.   Calculate the level of service provided to ACI as follows:

                    [SIGMA]X
                            1ij
            P    =  ----------
             1j        N
                        1j

3.   Calculate an index of service level comparability, z, as follows:

                            P    -    P
                             0j        1j
                         -------------------
               Z  =       ----------------
                         |
                         |  P   (1 - P   )
                         |   0j       0j
                         |  --------------
                         |     N
                        \|      1j

4. Evaluate the probability of similar or dissimilar services for BA and CLEC customers as follows:

 < -0.83                      -    Probability is moderate to high that ACI
 ("Misses Standard")               customers are more poorly served than BA
                                   customers.

 -0.83 to 0.83 ("Parity")     -    Probability is weak that ACI customers are
                                   more poorly served than BA customers, or the
 ("Equals Standard")               probability is high that ACI customers are
                                   served the same as BA customers, or the
                                   probability is weak that ACI customers are better served than BA customers.

 >0.83                        -    Probability is moderate to high that ACI
 ("Exceeds Standard")              customers are better served than BA
                                   customers.

For the purposes of Performance Metrics listed in Appendix 2 to which the statistical methodology set forth in this Appendix 4, Section 1 is applicable, and Performance Measurements listed in Appendix 3 to which the statistical methodology set forth in this Appendix 4, Section 1 is applicable, BA's performance will be deemed: (a) to have missed or failed to meet the "Parity" standard ("Misses Standard") if the result is < -0.83 ("Probability is moderate to high that ACI customers are more poorly served than BA customers"); (b) to have equaled or met the "Parity" standard ("Equals Standard") if the result is -0.83 to 0.83 (i.e., "Probability is weak that ACI customers are more poorly served than BA customers, or the probability is high that ACI customers are served the same as BA customers, or the probability is weak that ACI customers are better served than BA customers"); or, (c) to have exceeded the "Parity" standard ("Exceeds Standard") if the result is > 0.83 ("Probability is moderate to high that ACI customers are better served than BA customers").

2. FOR PERFORMANCE MEASURES WHERE THE MEASURE IS A VARIABLE MEASURE: (E.G., CYCLE TIME):

MEASUREMENT OBJECTIVE:

To determine, for those services for which performance level is measured as an elapsed time, if the level of service provided to ACI is, on average, similar to or different from the level of service BA provides to other BA customers.

METHODOLOGY:

The following methodology applies to service in which in each instance of its provision, the outcome is represented as a measurement of an interval of time (e.g., 10 minutes, 2.5 hours, 3.5 days, etc.). For example, "time to restore service."

Define the variable X, as duration of interval being measured (e.g., time to restore service in hours)

Now, let  N  =  the number of instances of service j for BA customers
           j

                n  =  the number of instances of service j for ACI customers
                 j

                x  =  BA's  ith customer's score on service j   i=1,2,3...N
                 ij                                                        j

                x   =  ACI's  ith customer's score on service j     i=1,2,3...n
                 ij                                                            j

1. Calculate the AVERAGE duration for service j for all Bell Atlantic customers as follows:
                                                                      N
                                                                        j
                                                                    [SIGMA]x
                                               x  + x  + x  ...x            ij
                                                1j   2j   3j    Nj    i=1
     Average duration of BA customers = [MU] = ------------------- = ----------
                                                       N                N
                                                        j                j

2. Calculate the STANDARD DEVIATION of the duration scores on service j for all BA customers as follows:

     Standard deviation of BA customer's scores =

                                                                                    --------------------
                    -----------------------------------------------------------    |   N
                   |          2              2              2                 2    |    j              2
                   |(x  - [mu])  + (x  - [mu])  + (x  - [mu])  + ... (x  - [mu])   |[SIGMA](x   - [mu])
                   |  1j             2j             3j                 Nj          |  i=1    ij
      [sigma]   =  |----------------------------------------------------------  =  |--------------------
             x    \|                               N                              \|          N
                   \                                j                              \           j

3. Calculate the AVERAGE duration for service j for all ACI customers as follows:

                                                                        N
                                                                         j
                                           x'  + x'  + x'  ...x'      [SIGMA]x'
                                      _     1j    2j    3j     nj       i=1   ij
   Average duration of ACI customers  X'  = -------------------  = ----------
                                         j            n                 n
                                                       j                 j

4.   Calculate an INDEX of parity:

      Having determined the following values:

        N = the number of instances of service j for BA customers j

        n = the number of instances of service j for ACI customers j

        [mu] = the average duration for all BA customers

        [sigma] = the standard deviation of duration scores for all BA customers
               x
        _
        X = the average duration for all ACI customers j

       Derive an index of parity as follows:
                                _
                                X - [mu]
                                 j      x
       Index of Parity =  t  = ----------
                                 [sigma]
                                        x
                                  -------
                                     ---
                                    |n
                                   \| j
                                    \

where values of the index less than 0.0 indicate ACI customers are being serviced on average with less delay (i.e., better) than BA customers, values of the index greater than 0.0 indicate ACI customers are being serviced on average with more delay (i.e., worse) than BA customers,

and

where greater absolute values of the index, t, indicate increasingly less likelihood that the observed differences between ACI and BA customers' is due to chance variation, or what is called sampling error, and greater likelihood the difference is due to other than chance factors.

5. INTERPRET THE INDEX OF PARITY by referring to the PARITY TRANSLATION TABLE and following these steps:

     a. Note the value of nj as determined previously, and calculate the value nj-1


     b. Locate the value of nj-1 in the first column of the parity index translation table


     c. Inspect the ranges of values of t in the row of the table corresponding to your value of nj-1, locating the range containing the value of t corresponding to the one you calculated.

     d. Look at the top of the column containing the value of t corresponding to the one you calculated and read the interpretation of the calculated index.

For the purposes of Performance Metrics listed in Appendix 2 to which the statistical methodology set forth in this Appendix 4, Section 2 is applicable, and Performance Measurements listed in Appendix 3 to which the statistical methodology set forth in this Appendix 4, Section 2 is applicable, BA's performance will be deemed: (a) to have missed or failed to meet the "Parity" standard ("Misses Standard") if the result as shown on the PARITY TRANSLATION TABLE is "Probability that CLEC customers Serviced worse than BA's Customers is High" or "Probability that CLEC customers

Serviced worse than BA's Customers is Moderate"; (b) to have equaled or met the "Parity" standard ("Equals Standard") if the result as shown on the PARITY TRANSLATION TABLE is "Probability that CLEC customers Serviced worse than BA's Customers is Weak", "Probability CLEC & BA Customers Serviced the Same is High", or "Probability that CLEC Customers Serviced Better than BA's Customers is Weak"; or, (c) to have exceeded the "Parity" standard ("Exceeds Standard") if the result as shown on the PARITY TRANSLATION TABLE is "Probability CLEC Customers Serviced Better than BA's Customers is Moderate" or "Probability that CLEC Customers Serviced Better than BA's Customers is High").

                                                                       EXHIBIT A

                         BELL ATLANTIC - PENNSYLVANIA, INC.

                       DETAILED SCHEDULE OF ITEMIZED CHARGES

A.  BA SERVICES, FACILITIES, AND ARRANGEMENTS:(1)


 SERVICE OR ELEMENT DESCRIPTION:                      RECURRING CHARGES:    NON-RECURRING CHARGE:
 ------------------------------                       -----------------     --------------------
 I.  LOCAL CALL TERMINATION(2)
      Traffic Delivered at BA End Office              $.001864/MOU          Not Applicable
      Traffic Delivered at BA Tandem or Local
      Serving Wire Center                             $.002902/MOU          Not Applicable

 (1) Unless a citation is provided to a generally applicable BA tariff, all listed rates and services available only to ACI when purchasing these services for use in the provision of Telephone Exchange Service, and apply only to Local Traffic and local Ancillary Traffic. BA rates and services for use by ACI in the carriage of Toll Traffic shall be subject to BA's tariffs for Exchange Access Service. Adherence to these limitations is subject to a reasonable periodic audit by BA.
     As applied to wholesale discount rates, unbundled Network Elements or call transport and/or termination of Local Traffic purchased for the provision of Telephone Exchange Service or Exchange Access, the rates and charges set forth in Exhibit A shall apply until such time as they are replaced by new rates as may be approved or allowed into effect by the Commission from time to time pursuant to the FCC Regulations, subject to a stay or other order issued by any court of competent jurisdiction. At such time(s) as such new rates have been approved or allowed into effect by the Commission, the Parties shall amend Exhibit A to reflect the new approved rates.

(2) See note 6 regarding measurement and calculation of local traffic termination charges.


 SERVICE OR ELEMENT DESCRIPTION:                      RECURRING CHARGES:    NON-RECURRING CHARGE:
 ------------------------------                       -----------------     --------------------
 II.  UNBUNDLED TRANSPORT
      A.  DEDICATED TRANSPORT
           Voice Grade/DS-0                           $10.37/Month &        VOICE GRADE/DS-0, DS-1, DS-3
                                                      $.03/Mile/Month       & DDS:
                                                                            $1.05/Service Order,
           DS-1                                       $37.66/Month &        $353.70/Initial Facility &
                                                      $.66/Mile/Month       $24.00/Additional Facility
                                                                            (if purchased when initial
           DS-3                                       $526.72/Month &       facility ordered)
                                                      $18.66/Mile/Month

           DDS                                        $10.74/Month &
                                                      $.04/Mile /Month
      B.  COMMON TRANSPORT
           Tandem Switching                           $.000836/MOU          Not Applicable
           Transport Fixed                            $.000152/MOU          Not Applicable
           Transport Per Mile                         $.000004/MOU          Not Applicable



                                                                      2


 SERVICE OR ELEMENT DESCRIPTION:                      RECURRING CHARGES:    NON-RECURRING CHARGE:
 ------------------------------                       -----------------     --------------------
 II.  UNBUNDLED TRANSPORT (CONTINUED)
      C.  ENTRANCE FACILITIES
                                                                            ALL:
                                                                            $1.05/Service Order plus
                                                                            installation charges for
                                                                            each initial and additional
                                                                            facility purchased at the
                                                                            time of order:

                                                                            $497.06/Initial &
           2Wire Voice Grade Channel Termination      $16.78/Month          $289.47/Additional

                                                                            $498.73/Initial &
           4Wire Voice Grade Channel Termination      $33.76/Month          $290.02/Additional

                                                                            $548.06/Initial &
           DS-1 to Voice Grade Multiplexing           $77.83/Month          $548.06/Additional

                                                                            $668.37/Initial &
           DS-1 Channel Termination                   $180.59/Month         $331.87/Additional

                                                                            $548.06/Initial &
           DS-3 to DS-1 Multiplexing                  $257.61/Month         $548.06/Additional

                                                                            $668.37/Initial &
           DS-3 Channel Termination                   $1059.65/Month        $331.87/Additional

      D.  DIGITAL CROSS-CONNECT SYSTEM

           Service Establishment                      Not Applicable        $1890.82

           Database Modification                      Not Applicable        $148.68/Modification Request

           Reconfiguration by BA personnel            Not Applicable        $31.98 Programming
                                                                            Charge/Half Hour

           DS-0 Cross-Connect                         $20.54/Port/Month     $26.17/Port

           DS-1 Cross-Connect                         $71.92/Port/Month     $32.71/Port

                                                                      3


 SERVICE OR ELEMENT DESCRIPTION:                      RECURRING CHARGES:    NON-RECURRING CHARGE:
 ------------------------------                       -----------------     --------------------
II.  UNBUNDLED TRANSPORT (CONTINUED)
      E.  MID-SPAN MEET ARRANGEMENTS                  To be charged in
                                                      accordance with
                                                      the requirements
                                                      of Section 4.3 of
                                                      the Agreement

      F.  TRANSIT ARRANGEMENTS (FOR INTERCONNECTIONS
      BETWEEN ACI AND CARRIERS OTHER THAN BA)
           Tandem Switching                           $.000836/MOU          Per Section II. above and
                                                                            V., as applicable
           Switched Transport                         $.000152/MOU
                                                      $.000004/MOU/Mile

 III.  UNBUNDLED SWITCHING(3)
      A.  LOCAL SWITCHING PORTS
           POTS/PBX/Centrex                           $2.67/Port/Month      $1.05/Service Order Per
                                                                            Port: $2.97/Installation
                                                                            $1.32/Disconnect

           ISDN (BRI)                                 $10.28/Port/Month     $1.05/Service Order Per
                                                                            Port: $2.97/Installation
                                                                            $1.32/Disconnect

           ISDN (PRI)                                 $135.13/Port/Month    $1.05/Service Order Per
                                                                            Port: $113.36/Installation
                                                                            $1.32/Disconnect

           Public/Semi-Public                         $3.52/Port/Month      $1.05/Service Order
                                                                            Per Port: $2.97/Installation
                                                                            $1.32/Disconnect

           DID                                        $5.98/Port/Month      $1.05/ Service Order
                                                                            Per Port:
                                                                            $692.07/Installation
                                                                            $1.32/Disconnect

      B.  TANDEM SWITCHING USAGE                      $.0008360/MOU         Not Applicable
      C.  LOCAL SWITCHING USAGE
           Originating With Vertical Features         $.011067/MOU          Not Applicable
           Terminating With Vertical Features         $.006143/MOU          Not Applicable


-------------------

(3) In addition to the recurring and non-recurring rates set forth herein for unbundled switching elements, BA may levy upon purchaser of such elements any access charges (or portion thereof) permitted by Applicable Laws.

 SERVICE OR ELEMENT DESCRIPTION:                      RECURRING CHARGES:    NON-RECURRING CHARGE:
 ------------------------------                       -----------------     --------------------

 IV.  UNBUNDLED LOOPS
      POTS (Analog 2-Wire)                            DENSITY CELL:         SERVICE ORDER: $1.05
                                                      1 - $11.52/Month      INSTALLATION:
                                                      2 - $12.71/Month      If premises visit not
                                                      3 - $16.12/Month      required - $2.97 initial and
                                                      4 - $23.11/Month      each additional loop; Not
                                                                            Applicable if existing loop
                                                                            & port together

                                                                            If premises visit required -
                                                                            $66.85, initial loop;
                                                                            $22.59, additional loop

                                                                            DISCONNECT:
                                                                            $1.32 per loop


      ISDN                                            DENSITY CELL:         SERVICE ORDER: $1.05
                                                      1 - $13.16/Month      INSTALLATION:
                                                      2 - $14.35/Month      If premises visit not
                                                      3 - $17.75/Month      required - $12.91 initial
                                                      4 - $24.74/Month      and each additional loop;
                                                                            Not Applicable if existing
                                                                            loop & port together

                                                                            If premises visit required -
                                                                            $76.78, initial loop;
                                                                            $32.52, additional loop

                                                                            DISCONNECT:
                                                                            $1.32 per loop

                                                                      5


 SERVICE OR ELEMENT DESCRIPTION:                      RECURRING CHARGES:    NON-RECURRING CHARGE:
 ------------------------------                       -----------------     --------------------

 IV.  UNBUNDLED LOOPS (CONTINUED)
      Customer Specified Signaling - 2 Wire           DENSITY CELL:         SERVICE ORDER: $1.05
                                                      1 - $11.52/Month      INSTALLATION:
                                                      2 - $12.71/Month      If premises visit not
                                                      3 - $16.12/Month      required - $2.97 initial and
                                                      4 - $23.11/Month      each additional loop; Not
                                                                            Applicable if existing loop
                                                                            & port together

                                                                            If premises visit required -
                                                                            $66.85, initial loop;
                                                                            $22.59, additional loop

                                                                            DISCONNECT:
                                                                            $1.32 per loop

                                                                            COORDINATED CUTOVER:
                                                                            If premises visit not
                                                                            required - $3.24 per order
                                                                            If premises visit required -
                                                                            $12.10 per order

                                                                            DESIGNED CIRCUIT:
                                                                            $40.93 per order


                                                                      6


 SERVICE OR ELEMENT DESCRIPTION:                      RECURRING CHARGES:    NON-RECURRING CHARGE:
 ------------------------------                       -----------------     --------------------

 IV.  UNBUNDLED LOOPS (CONTINUED)
      Customer Specified Signaling - 4 Wire           DENSITY CELL:         SERVICE ORDER: $1.05
                                                      1 - $22.40/Month      INSTALLATION:
                                                      2 - $26.36/Month      If premises visit not
                                                      3 - $33.03/Month      required - $2.97 initial and
                                                      4 - $45.47/Month      each additional loop; Not
                                                                            Applicable if existing loop
                                                                            & port together

                                                                            If premises visit required -
                                                                            $66.85, initial loop;
                                                                            $22.59, additional loop

                                                                            DISCONNECT:
                                                                            $1.32 per loop

                                                                            COORDINATED CUTOVER:
                                                                            If premises visit not
                                                                            required - $3.24 per order
                                                                            If premises visit required -
                                                                            $12.10 per order

                                                                            DESIGNED CIRCUIT:
                                                                            $40.93 per order

                                                                      7


 SERVICE OR ELEMENT DESCRIPTION:                      RECURRING CHARGES:    NON-RECURRING CHARGE:
 ------------------------------                       -----------------     --------------------

 IV.  UNBUNDLED LOOPS (CONTINUED)
      DS1                                             DENSITY CELL:         SERVICE ORDER: $1.05
                                                      1 - $132.51/Month     INSTALLATION:
                                                      2 - $139.37/Month     If premises visit not
                                                      3 - $168.59/Month     required - $2.97 initial and
                                                      4 - $252.46/Month     each additional loop; Not
                                                                            Applicable if existing loop
                                                                            & port together

                                                                            If premises visit required -
                                                                            $66.85, initial loop;
                                                                            $22.59, additional loop

                                                                            DISCONNECT:
                                                                            $1.32 per loop

                                                                            COORDINATED CUTOVER:
                                                                            If premises visit not
                                                                            required - $3.24 per order
                                                                            If premises visit required -
                                                                            $12.10 per order

                                                                            DESIGNED CIRCUIT:
                                                                            $40.93 per order

      2 Wire ADSL Loops                               Interim pricing is    Interim pricing is equal to
                                                      equal to Analog 2W,   Analog 2W, with True Up at
                                                      with True Up at the   the time Commission approved
                                                      time Commission       rates go into effect
                                                      approved rates go     pursuant to Tariff
                                                      into effect pursuant
                                                      to Tariff

      2 Wire & 4 Wire HDSL Loops                      TBD                   TBD
 V.  COLLOCATION CROSS-CONNECTION
      A.  VOICE GRADE LOOP
           Physical DS0 CO side to equipment          $.41/Month
                                                                            Not Applicable
           Virtual DS0 with RFT CO side MDF to        $1.20/Month           Not Applicable
           equipment

           Virtual DS1 with EDSX (1DS1 + 24 DS0's     $60.21/Month          BOTH:
           with IDLC)                                                       $1.05/Service Order
                                                                            $544.36/Initial Installation
           Virtual DS1 with CFA (24DS0s with IDLA)    $44.08/Month          & $210.46/Additional
                                                                            Installations


                                                                      8


 SERVICE OR ELEMENT DESCRIPTION:                      RECURRING CHARGES:    NON-RECURRING CHARGE:
 ------------------------------                       -----------------     --------------------

 V.  COLLOCATION CROSS-CONNECTION (CONTINUED)
      B.  OTHER

           Physical DS3                               $84.27/Month          ALL:
                                                                            $1.05/Service Order
           Physical DS1                               $15.72/Month          $481.36/Initial Installation
                                                                            & $194.71/Additional
           Virtual DS3                                $88.81/Month          Installations

           Virtual DS1                                $16.12/Month

 VI.  TIME AND MATERIALS
      Special Construction                                                  As applicable per BA-PA PUC
                                                                            1 sec. 9

      Service Technician (service work on unbundled   Not Applicable        $1.05/Service Order
      loops outside of the Central Office)                                  $26.24/Premises Visit
                                                                            $12.10 Labor Charge/ Quarter
                                                                            Hour After First Quarter
                                                                            Hour

      Central Office Technician                       Not Applicable        $1.05/Service Order
                                                                            $10.42 Labor Charge/ Quarter
                                                                            Hour or Fraction Thereof


 VII.  SIGNALING AND DATABASES
      A.  STP PORT
           Termination                                $640.02/Month         $94.15/Port

           Access                                     $.47/Mile/Month       $1.05/Service Order
                                                                            $274.06/Initial Facility &
                                                                            $24.01/Additional Facility
      B.  800/888 DATABASE
           Basic Query                                $.000835/Query        Not Applicable
           Vertical Query                             $.000343/Query        Not Applicable


                                                                      9


 SERVICE OR ELEMENT DESCRIPTION:                      RECURRING CHARGES:    NON-RECURRING CHARGE:
 ------------------------------                       -----------------     --------------------

 VII.  SIGNALING AND DATABASES (CONTINUED)

      C.  LIDB VALIDATION

           LIDB Point Codes                           Not Applicable        $85.84/Point Code

           Calling Card                               $.015542/Query        Not Applicable

           Billed Number Screening                    $.015542/Query        Not Applicable

           Storage of ACI's Data in LIDB Database     Not Applicable        $1,469.92 Service
                                                                            Establishment
      D.  AIN SERVICE CREATION (ASC) SERVICE
           1.  DEVELOPMENTAL  CHARGES

                Service Establishment                 Not Applicable        $884.08

                Service  Creation Access Port         $123.86/Port/Month    Not Applicable

                Service  Creation Usage

                     a.  Remote Access                $1,328.47/Day         Not Applicable

                     b.  On-Premise                   $1,328.47/Day         Not Applicable

                Certification & Testing               $76.99/Hour           Not Applicable

                Help Desk Support                     $81.48/Hour           Not Applicable

      2.  SERVICE CHARGES

           Subscription  Charge                       $5.44/Month           Not Applicable

           Database Queries

                a.  Network Query                     $.0007/Query          Not Applicable

                b.  ACI Network Query                 $.0007/Query          Not Applicable

                c.  ACI Switch Query                  $.0007/Query          Not Applicable

           Trigger Charge

                a.  Line Based                        $.0010/Query          Not Applicable

                b.  Office Based                      $.0010/Query          Not Applicable

           Utilization Element                        $.0003/Query          Not Applicable

           Service Activation Charge

                a.  Network Service Activation        Not Applicable        $8.37/Service Activated/Line

                b.  ACI Network Service Activation    Not Applicable        $8.37/Service Activated/Line

                c.  ACI Switch Service Activation     Not Applicable        $8.37/Service Activated/Line

      D.  AIN SERVICE CREATION (ASC) SERVICE
      (CONTINUED)

           Service Modification

                DTMF Update                           $.1080/Occurrence     Not Applicable

           Switch Based Announcement                  $.005/Announcement    Not Applicable

 VIII.  DIRECTORY LISTINGS & BOOKS



                                                                     10

 SERVICE OR ELEMENT DESCRIPTION:                      RECURRING CHARGES:    NON-RECURRING CHARGE:
 ------------------------------                       -----------------     --------------------

           Primary Listing (on initial UNE service    Not Applicable        Not Applicable
           order).  For each residence telephone
           number,  two (2) listings in the White
           Page directory are provided.  For each
           business telephone number listed (except
           numbers of Centrex or Centrex-like
           services or indialing service station
           lines) one (1) listing is provided in the
           White Page Directory and one (1) listing
           in the Yellow Page directory of the type
           provided to BA-PA end user business
           customers for which no specific charge
           applies.
           Other Tariffed Listing Services (For       Retail rates less wholesale discount.  For retail
           listings ordered in excess of the primary  rates see BA-PA tariff No. 1 sec. 5.B.
           listings provided or other listing types,
           or listings ordered at a time other than
           initial UNE service order, or listings
           ordered not associated with a UNE service
           order.)

           Books & delivery (annual home area         No charge for normal numbers of books delivered to
           directories only)                          end users; bulk deliveries to ACI per separate
                                                      arrangement


                                      11

 SERVICE OR ELEMENT DESCRIPTION:                      RECURRING CHARGES:    NON-RECURRING CHARGE:
 ------------------------------                       -----------------     --------------------

 IX.  OPERATOR SERVICES/DIRECTORY ASSISTANCE
      Direct Access                                   $.0342/Query          $32,135.28/Link & $15,206.81
                                                                            Service Establishment

      Directory Assistance                            $.3664/Call           Not Applicable

      Directory Transport

        Tandem Switching                              $.000730/Call         Not Applicable

        Tandem Switched Transport                     $.000132/Call &       Not Applicable
                                                      $.000003/Mile/Call

      Operator Services - Live                        $.01280/Operator      Not Applicable
                                                      Work
                                                      Second

      Operator Services - Automated                   $.00158/Automated     Not Applicable
                                                      Work
                                                      Second

      Branding for Directory Assistance and/or        Not Applicable        $1,358.62/Message
      Operator Services

      Carrier-to-Carrier LSV/VCI Requests             $.01280/Operator      Not Applicable
                                                      Work
                                                      Second


                                      12

 SERVICE OR ELEMENT DESCRIPTION:                      RECURRING CHARGES:    NON-RECURRING CHARGE:
 ------------------------------                       -----------------     --------------------

 X.  ACCESS TO OPERATION SUPPORT SYSTEMS
      A.  PRE-ORDERING                                $.22/Query            Not Applicable
      B.  ORDERING                                    $3.34/Transaction     Not Applicable
      C.  PROVISIONING                                Included in Ordering  Not Applicable
      D.  MAINTENANCE & REPAIR
          1.  ECG ACCESS                              $.22/Query            Not Applicable
          2.  EB/OSI ACCESS                           $1.16/Trouble Ticket  Not Applicable
      E.  BILLING
          1.  CD-ROM                                  $246.59/CD-ROM        Not Applicable

          2. DAILY USAGE FILE
              a.  EXISTING MESSAGE RECORDING          $.000258/Message      Not Applicable
              b.  DELIVERY OF DUF
                  Data Tape                           $17.18/Tape           $61.39/Programming Hour

                  Network Data Mover                  $.000094/Message      Not Applicable

                  CMDS                                $.000094/Message      $61.39/Programming Hour

              c.  DUF TRANSPORT
                  9.6 kb Communications Port          $10.24/Month          $7,437.36/Port

                  56 kb Communications Port           $28.29/Month          $30,778.91/Port

                  256 kb Communications Port          $28.29/Month          $51,236.88/Port

                  T1 Communications Port              $359.31/Month         $182,827.99/Port

                  Line Installation                   Not Applicable        $61.39/Programming Hour/Port

                  Port Set-up                         Not Applicable        $9.85/Port

                  Network Control Programming Coding  Not Applicable        $61.39/Programming Hour/Port

 XI.  EXCHANGE ACCESS SERVICE
      Interstate                                      Per BA-FCC tariff number 1
      Intrastate                                      Per BA-PA tariff number 302


                                      13

 SERVICE OR ELEMENT DESCRIPTION:                      RECURRING CHARGES:    NON-RECURRING CHARGE:
 ------------------------------                       -----------------     --------------------

 XII.  NUMBER PORTABILITY
      Interim (using RCF)                             $1.50/Month/Ported    $5.00/Service Order
                                                      Number                $4.00/Installation/No. at
                                                                            same location
      Permanent                                       Per permanent funding mechanism when established.
      Access pass-through to number portability       In accordance with Section 14.5 of Agreement
      purchaser

 XIII.  911/E911
      Transport                                                      Per section II above.

      Data Entry and Maintenance                                           No Charge

 XIV.  POLES CONDUITS & ROW                           Per contract rates pursuant to 47 U.S.C. sec. 224

                                                      Illustrative:

                                                        Duct: $5.45/Foot/Year

                                                        Pole: $3.98/Attachment/Year
 XV.  NETWORK INTERFACE DEVICE (NID)                  $.68/Month            Not Applicable

 XVI.  ACCESS TO TELEPHONE NUMBERS (NXX CODES ISSUED                        No Charge
 PER ICCF CODE ADMINISTRATION GUIDELINES)

 XVII.  LOCAL DIALING PARITY                                                No Charge

 XVIII.  CUSTOMIZED ROUTING

      To Reseller Platform                            $.142360/Line/Month   $3.84/Line

      To BA Platform for Re-Branding                  $.08330/Call          $3.84/Line

      Customized Routing Transport                                          Per section II above.


                                                                     14

 SERVICE OR ELEMENT DESCRIPTION:                      RECURRING CHARGES:    NON-RECURRING CHARGE:
 ------------------------------                       -----------------     --------------------

 XIX.  WHOLESALE DISCOUNT FOR RESALE OF RETAIL TELECOMMUNICATIONS SERVICES(4)
      Resale of retail services if ACI provides own   20.69%
      operator services platform

      Resale of retail services if ACI uses Bell      18.43%
      Atlantic operator services platform

      Pennsylvania Gross Receipts Tax Discount        Discount as per BA-PA PUC 1 sec. 1.8.1 tariff.

----------------------
(4) Excludes telecommunications services designed primarily for wholesale, such as switched and special exchange access service, and, subject to Section 12 of the Agreement, the following additional arrangements that are not subject to resale: limited duration (90 days or less) promotional offerings, public coin telephone service, and technical and market trials. Taxes shall be collected and remitted by the reseller and BA in accordance with legal requirements and as agreed between the Parties. Surcharges (e.g., 911, telecommunications relay service, universal service fund) shall be collected by the reseller and either remitted to the recipient agency or NECA, or passed through to BA for remittance to the recipient agency or NECA, as appropriate and agreed between the Parties. End user common line charges shall be collected by the reseller and remitted to BA.
     Pending establishment of mechanized billing procedures adapted to resale, BA will apply the wholesale discount for resale as a "bottom-of-the-bill" discount rate and will utilize a "true-up" process to correct possible inadvertent application of the wholesale discount to the exclusions identified herein and to reflect other adjustments as the Companies agree.

 B.  ACI SERVICES, FACILITIES, AND ARRANGEMENTS:

 SERVICE OR ELEMENT DESCRIPTION:                      RECURRING CHARGES:    NON-RECURRING CHARGE:
 ------------------------------                       -----------------     --------------------
 I.  LOCAL CALL TERMINATION(5)
      Traffic Delivered at End Office                 $.001864/MOU          Not Applicable
      Traffic Delivered at Tandem or Local Serving
      Wire Center                                     $.002902/MOU          Not Applicable

 II.  NUMBER PORTABILITY
      Interim                                         $1.50/Month/Ported    $5.00/Service Order
                                                      Number                $4.00/Installation/No. at
                                                                            same location

      Permanent                                       Per permanent funding mechanism when established.
      Access pass-through to number portability       In accordance with Section 14.5 of Agreement
      purchaser

 III.  EXCHANGE ACCESS SERVICE
      Interstate                                      Per ACI FCC exchange access tariff.

      Intrastate                                      Per ACI PA tariff exchange access tariff.

 IV.  LOCAL DIALING PARITY                                                 No Charge

 V.  ALL OTHER ACI SERVICES AVAILABLE TO BA FOR       Available at ACI's tariffed or otherwise generally
 PURPOSES OF EFFECTUATING LOCAL EXCHANGE COMPETITION  available rates, not to exceed BA rates for equivalent services available to ACI.

 VI.  OTHER SERVICES                                  $.03/Call             No Charge
 INFORMATION SERVICE BILLING FEE






-----------------------
(5) See note 6 regarding measurement and calculation of local traffic termination charges.

6    LOCAL TRAFFIC TERMINATION RATES

A.   CHARGES BY BA

     (a) Traffic delivered to BA Local Serving Wire Center ("LSWC") or BA Access Tandem: $.002902 per mou.

     (b) Traffic delivered directly to terminating BA End Office: $.001864 per mou.

B.   CHARGES BY ACI

1.   Single-tiered interconnection structure:

     ACI's rates for the termination of BA's Local Traffic under the single-tiered interconnection structure shall be recalculated once each year on each anniversary of the Effective Date (the "Rate Determination Date"). The methodology for recalculating the rates is as follows:

          LSWC/ACCESS TANDEM MINUTES = Total minutes of use of Local Traffic delivered by ACI to the BA LSWC or BA Access Tandem for most recent billed quarter.

          END OFFICE MINUTES = Total minutes of use Local Traffic delivered by ACI directly to the terminating BA End Office for most recent billed quarter.

          TOTAL MINUTES = Total minutes of use of Local Traffic delivered by ACI to BA for most recent billed quarter.

     ACI Charge at the ACI-IP =

     (LSWC/ACCESS TANDEM MINUTES x $.002902) + (END OFFICE MINUTES x $.001864)
     --------------------------------------------------------------------------
                                   TOTAL MINUTES

     For the first year after the Effective Date, the ACI charge shall be calculated based on the traffic data of the quarter immediately preceding such Effective Date, or if no such traffic exists, on the proportion of local call termination trunks to BA End Offices and to BA LSWC/Access Tandems.

2. Multiple-tiered interconnection structure (if offered by ACI to any carrier)

     (a)  Local Traffic delivered to ACI LSWC or ACI Access Tandem:  $.002902

     (b)  Local Traffic delivered to terminating ACI End Office/node:  $.001864

C.   MISCELLANEOUS NOTES

1. In the event a Party desires to deliver Local Traffic to a LSWC (i) that is not located within 25 miles of the Tandem Office that it subtends, or (ii) where the Tandem Office that it subtends is not located within 25 miles of the Tandem Office that is subtended by the terminating End Office, or (iii) that is not located within 25 miles of the Tandem Office that is subtended by the terminating End Office, then the Party shall (x) in addition to paying the LSWC/Access Tandem termination rate described above, purchase the necessary facilities from the terminating Party to transport such Traffic to a qualifying LSWC or Access Tandem that is not subject to any of conditions (i), (ii), or
(iii) above, (y) purchase such other service(s) as the terminating Party may offer under applicable tariff to remedy such condition(s), or (z) enter into a new compensation arrangement as the Parties may agree. Notwithstanding the foregoing, nothing in this Agreement shall obligate BA to provide switching services at a LSWC when it functions as such.

2. The ACI termination rate under the single-tiered interconnection structure set forth above is intended to be a Local Traffic termination rate for Interconnection to the ACI-IP within each LATA that is reciprocal and equal to the actual rates that will be charged by BA to ACI under the two-tiered Local Traffic termination rate structure described above that will apply after the first anniversary of the Effective Date. The single ACI termination rate is also intended to provide financial incentives to ACI to deliver traffic directly to BA's terminating End Offices once ACI's traffic volumes reach an appropriate threshold.

Exhibit B  BONA FIDE REQUEST PROCESS FOR FURTHER UNBUNDLING

     1. The Parties recognize that, because ACI plans to maintain a technologically advanced network, it is likely to seek further unbundling of Network Elements or the introduction of new Network Elements. Accordingly, ACI may request such new unbundled Network Elements or arrangements from time to time by submitting a request in writing ("Bona Fide Request" or "BFR"). Bell Atlantic shall promptly consider and analyze ACI's submission of a Bona Fide Request that Bell Atlantic provide: (a) a method of Interconnection or access to a Network Element not otherwise provided under this Agreement at the time of such Bona Fide Request; (b) a method of Interconnection or access to a Network Element that is different in quality to that which Bell Atlantic provides to itself, its Affiliates, or its subscribers at the time of such request; (c) Collocation at a location other than a Bell Atlantic Central Office; and (d) such other arrangement, service, or Network Element for which a Bona Fide Request is required under this Agreement. Items (a) through (d) above may be referred to individually as a "BFR Item." The Bona Fide Request process set forth herein does not apply to those services requested pursuant to Report & Order and Notice of Proposed Rulemaking 91-141 (rel. October 19, 1992), Paragraph 259 and Footnote 603 or subsequent orders.

     2. A Bona Fide Request shall be submitted in writing and shall contain information required to perform a preliminary analysis of the requested BFR Item. Such information will include a technical description of each BFR Item and reasonable estimates of the number or volume requested, the location(s) of each BFR Item, and the date(s) each BFR Item is desired.
     ACI shall submit each BFR via United States Postal Service or private courier, return receipt requested.

     3. ACI may cancel a Bona Fide Request at any time, but shall pay Bell Atlantic's reasonable and demonstrable costs of processing and/or implementing the Bona Fide Request up to the date of cancellation; except ACI shall not be charged for preliminary analysis if costs do not exceed one hundred dollars ($100). Bell Atlantic shall notify ACI if costs will exceed five thousand dollars ($5,000). Bell Atlantic shall provide ACI with weekly status reports on the progress of its analysis and shall include the cost of such status reports in the costs of processing the BFR.

     4. Within fifteen (15) business days after its receipt of a Bona Fide Request, Bell Atlantic shall provide to ACI a preliminary analysis of the BFR Item. The preliminary analysis shall respond in one of the following ways:

          4.1 confirm that Bell Atlantic will offer the BFR Item and identify the date (no more than ninety (90) days after the date of the preliminary analysis) when Bell Atlantic will deliver a firm price proposal, including service description, pricing and an estimated schedule for availability ("Bona Fide Request Price Proposal");

          4.2 provide a detailed explanation that such BFR Item is not technically feasible and/or that the BFR Item does not qualify as one that is required to be provided under the Act;

          4.3 inform ACI that Bell Atlantic must do laboratory testing to determine whether the BFR Item is technically feasible;

          4.4 inform ACI that Bell Atlantic must do field testing to determine whether the BFR Item is technically feasible;

          4.5 inform ACI that it is necessary for the Parties to undertake a joint technical/operational field test in order to determine both technical feasibility and operational cost impacts of the BFR Item; or

          4.6 request face-to-face meetings between technical representatives of both Parties to further explain the BFR Item. No later than five
          (5) business days following such meetings, Bell Atlantic will provide a preliminary analysis in one of the ways identified in Sections 4.1 through 4.5. Both Parties shall make reasonable efforts to schedule such meetings as expeditiously as possible.

     5. Within ten (10) business days after receiving Bell Atlantic's preliminary analysis from Section 4.3, 4.4, or 4.5, ACI shall:

          5.1 in the case of Sections 4.3 or 4.4, (i) negotiate a mutually agreeable, reasonably expeditious schedule for Bell Atlantic's testing, (ii) a mutually agreeable date (no more than ninety (90) days after the testing has shown the BFR Item is technically feasible) when Bell Atlantic will deliver a Bona Fide Request Price Proposal, and
          (iii) a mutually agreeable arrangement for sharing the testing costs;
          or

          5.2 in the case of Section 4.5, (i) negotiate a mutually agreeable, reasonably expeditious schedule for joint technical/operational field testing, (ii) a mutually agreeable date (no more than 90 days after the testing has shown the BFR Item is technically feasible) when Bell Atlantic will deliver a Bona Fide Request Price Proposal, and a mutually agreeable arrangement for sharing the testing costs.

     6. In handling a Bona Fide Request pursuant to Section 4, Bell Atlantic shall, to the extent possible, utilize information from previously developed Bona Fide Requests in order to shorten its response times. ACI may take advantage of previously canceled BFR work performed by Bell Atlantic on the same BFR Item or a substantially similar BFR Item, to the extent applicable.

     7. Within ten (10) business days after receiving Bell Atlantic's preliminary analysis from Section 4.1, ACI shall:

          7.1 accept Bell Atlantic's date to deliver a Bona Fide Request Price Proposal;

          7.2 negotiate as expeditiously as possible a different date for Bell Atlantic to deliver a Bona Fide Request Price Proposal; or

          7.3  cancel the Bona Fide Request.

     8. Unless the Parties otherwise agree, a BFR Item shall be priced in accordance with Section 252(d)(1) of the Act and any applicable FCC or Commission rules, regulations, or orders. Consistent with Applicable Law, the price for each BFR Item shall include the reasonable and demonstrable costs incurred by Bell Atlantic in responding to the BFR, to the extent that Bell Atlantic has not previously been reimbursed for such costs.

     9. Within ninety (90) days after its receipt of the Bona Fide Request Price Proposal, ACI must either place an order for such BFR Item pursuant to the Bona Fide Request Price Proposal or, if it believes such Bona Fide Request Price Proposal is inconsistent with the requirements of the Act, seek arbitration by the Commission, including the use of any available expedited procedures. If, within ninety (90) days after its receipt of the Bona Fide Request Price Proposal, ACI fails to confirm an order for such BFR Item or seek arbitration by the Commission, Bell Atlantic may treat the Bona Fide Request as canceled by ACI. If within ninety (90) days after issuance of a Commission order finding that a Bona Fide Request Price Proposal is consistent with the requirements of the Act, ACI fails to place an order for such BFR Item, Bell Atlantic may treat the Bona Fide Request as canceled by ACI.

     10. If a Party to a Bona Fide Request believes that the other Party is not requesting, or negotiating, or processing the Bona Fide Request in good faith, or disputes a determination, or price or cost quote, or is failing to act in accordance with Section 251 of the Act, such Party may seek mediation or arbitration by the Commission, including the use of any available expedited procedures, after giving the other Party written notice at least ten (10) days in advance.

EXHIBIT C

                         DIRECTORY ASSISTANCE AND INTRALATA
                         CALL COMPLETION SERVICES AGREEMENT

     THIS AGREEMENT is made, effective this _____ day of _____________ 19___, by and between BELL ATLANTIC - __________________, INC., (hereinafter referred to as "Bell Atlantic"), a __________________________ corporation, with offices at _____________________________________, and _______________________________,
hereinafter referred to as "Carrier", a ______________________ corporation with offices at _______________________________________.

1.   SCOPE AND TERM OF AGREEMENT
     ---------------------------

1.1 SCOPE This Agreement sets forth the terms and conditions which shall govern the use of and payment for Directory Assistance (DA) Service and IntraLATA Operator Service (hereinafter collectively referred to as "Services") to be provided by Bell Atlantic, or its affiliated companies, to Carrier. Carrier shall subscribe to and pay for Services for Carrier's local exchange customers in the ___________ LATA(s).

1.2 TERM The initial term of this Agreement shall commence as of 12:01 a.m. on the date first written above and will expire six (6) months following the Cutover Date as defined in Section 3.2. At the end of this initial term, or any subsequent renewal term, this Agreement shall automatically renew for an additional period of six (6) months unless either party provides written notice to the other of its intent to terminate at least three (3) months prior to the expiration of the then current term.

2.   DESCRIPTION OF SERVICES
     -----------------------

2.1  DIRECTORY ASSISTANCE (DA) SERVICE

     a) Directory Assistance Service shall consist of 1) directory transport by Bell Atlantic from the point of Bell Atlantic's interconnection with Carrier's trunks to Bell Atlantic's designated DA locations, and 2) the provision of telephone number listings by Bell Atlantic operators in response to calls from Carrier's local exchange customers located in the LATA(s) designated in Section 1.1.

     b) A maximum of two requests for telephone numbers will be accepted per DA call. A "DA call" as used in this Agreement shall mean a call answered by or forwarded to Bell Atlantic, regardless of whether a telephone number is requested, provided, or available. The listings that will be available to Carrier's customers are those telephone numbers that are listed in Bell Atlantic's DA records for the LATA(s) designated in Section 1.1.

2.2 IntraLATA Call Completion Service IntraLATA Call Completion Service consists of the live and automated local and toll call completion services specified in Appendix B including the completion of collect, card and bill-to-third party calls; busy line verification; customer requested interrupt; and other assistance to Carrier's local exchange customers located in the LATA(s) designated in Section 1.1.

2.3 BRANDING Branding is a service option that permits the Carrier to deliver a customized front-end announcement to its callers, identifying the Carrier as the customer service provider. Carrier shall provide the information required by Bell Atlantic to create this announcement. Branding also requires that the Carrier maintain dedicated trunking arrangements to the designated Bell Atlantic DA or operator switch locations.

2.4 END USER BILLING Bell Atlantic will provide Carrier with unrated EMR records for use in the billing of Carrier's end users for Services. The rating, billing, and settlement of end-user charges for the calls are the responsibility of Carrier.

2.5 SERVICE METHODS Bell Atlantic agrees to provide Services in accordance with Bell Atlantic's service standards and methods. Bell Atlantic will notify Carrier in writing of any significant policy changes to operator services or directory assistance standards and methods prior to implementation.

2.6 CUSTOMIZED SERVICE FEATURES AND OPTIONS Carrier may request custom-designed service features or optional services to be provided in conjunction with the Services hereunder. Upon mutual agreement of the parties, such features and options will be provided pursuant to this Agreement. Bell Atlantic, if requested, shall provide Carrier with an estimate of the charges for such custom-designed supplements, changes, or options prior to implementation.

3. COMMENCEMENT AND IMPLEMENTATION OF SERVICE ------------------------------------------3.1 REQUIRED INFORMATION Each
party shall make good-faith efforts to carry out its respective responsibilities in meeting a jointly established schedule for implementation. All records and other required information specified in Appendix C, as well as a fully completed Technical Questionnaire, will be furnished by Carrier at least ninety (90) days prior to the commencement of services (i.e., the Cutover Date described in Section 3.2). Notices of any changes, additions, or deletions to such records and information shall be provided promptly in writing by Carrier to Bell Atlantic. Bell Atlantic will review these change requests and determine any potential impact on the Cutover Date. Written confirmation of any impact will be provided to Carrier.

3.2 CUTOVER DATE The Cutover Date for Service(s) provided under this Agreement shall be the date on which the Service(s) shall be available to all of Carrier's local exchange customers in the LATA(s) designated in Section
1.1. The initial six-month term set forth in Section 1.2 shall commence on the Cutover Date.

3.3 SERVICE REVIEW MEETINGS Bell Atlantic will meet and confer with Carrier during the term of this Agreement to review and discuss the Services provided under this Agreement. The times for meetings will be established by mutual agreement of the parties.

4.   EQUIPMENT AND FACILITIES
     ------------------------

4.1 BELL ATLANTIC will establish and maintain such access equipment and related facilities as may be necessary to perform the Services under this Agreement, provided that Carrier furnishes Bell Atlantic the information specified in Appendix C, and any changes in such information, in a timely and accurate manner. Any additional services that Carrier seeks during the term of this Agreement will be subject to mutual agreement and the availability of facilities and equipment.

4.2 CARRIER will provide and maintain such equipment within its premises as is necessary to permit Bell Atlantic to perform the agreed-upon Services in accordance with Bell Atlantic standard equipment operation and traffic operation procedures.

4.3  CARRIER TRANSPORT

     a) Carrier shall, at its expense, arrange for and establish the trunking and other transport, interface, and signaling arrangements required by Bell Atlantic to provide Services to Carrier. Separate dedicated trunks for each NPA or LATA may be required. Any trunks or other transport and access that Carrier obtains from Bell Atlantic to deliver Carrier's calls to Bell Atlantic shall be provided pursuant to the applicable tariffs, or other contractual arrangements, and not under this Agreement. Bell Atlantic agrees to coordinate the scheduling of Services to be provided under this Agreement with the scheduling of any trunking or related services provisioned by Bell Atlantic under such tariffs or other contractual arrangements.

     b) Carrier shall specify the number of trunks required for Services. Carrier must provide trunks with operator services signaling directly to the locations designated by Bell Atlantic. Bell Atlantic shall provide Carrier at least three (3) months advance notice in the event of any change in a designated location.

5.   PAYMENT FOR  SERVICES
     ---------------------

5.1 RATES Carrier agrees to subscribe to and pay for the Services and options selected in Appendix A. Carrier shall pay the rates set forth in Appendix A, subject to such obligations as Bell Atlantic may have under the Telecommunications Act of 1996, and the FCC and state regulations and decisions thereunder, to set cost-based rates for unbundled network elements. Specifically, when a regulatory body of competent jurisdiction has duly approved the rates under which Bell Atlantic is required to provide Services to competitive local exchange carriers (hereinafter referred to as "CLEC rates"), Bell Atlantic shall charge, and Carrier shall pay, such CLEC rates for the applicable Services.

5.2  SETTLEMENTS  Carrier shall render payment to Bell Atlantic net thirty
(30) calendar days from the date of delivery of the Services or from the date of billing for the Services, whichever occurs later. Carrier shall pay interest on any amount overdue at the rate of fifteen (15) percent per annum, compounded monthly.

5.3  BILLING DISAGREEMENTS

     a) Carrier may, in good faith, dispute part or all of an invoice provided by Bell Atlantic. To dispute an invoice, Carrier must provide Bell Atlantic with a written explanation of the questioned charges for consideration within thirty (30) days of receipt of the invoice. Bell Atlantic will respond to Carrier's claim within thirty (30) days of receipt of the explanation.

     b) The parties agree to negotiate any dispute in good faith to reach a satisfactory resolution of the dispute no later than ninety (90) days after Carrier's receipt of the invoice. Carrier shall have no obligation to pay interest on a disputed amount while a resolution is being negotiated during this period. In the event that the dispute is not resolved at the account manager level within forty five (45) days after receipt of Carrier's claim, the parties agree to submit the dispute to an Intercompany Review Board for resolution. The Intercompany Review Board shall consist of two representatives from each party who are authorized to resolve the dispute on behalf of their respective companies. The Intercompany Review Board shall conduct a joint conference to review the parties' respective positions and to resolve the dispute.

     c) Upon the resolution of the dispute, an appropriate adjustment of billing shall be made by Bell Atlantic. Bell Atlantic shall apply any reductions in the invoiced amount as a credit. Carrier shall promptly pay any amounts the parties agree are due with interest thereon under Section 5.2 retroactive to the date of the original invoice. If no resolution is reached within the specified 90-day period, either party may pursue such other remedies and recourse as are otherwise available under or this Agreement.

5.4 TAXES The rates specified in this Agreement are exclusive of all taxes, duties, or similar charges imposed by law. Carrier shall be liable for and shall reimburse Bell Atlantic for any sales, use, excise, or other taxes applicable to the Services performed under this Agreement.

5.5 CARRIER'S CUSTOMERS Carrier shall be responsible for all contacts and arrangements with its customers concerning the provision and maintenance, and the billing and collection, of charges for Services furnished to Carrier's customers.

6.   DEFAULTS AND REMEDIES
     ---------------------
                                       4

6.1 DEFAULTS If Carrier defaults in the payment of any amount due hereunder, or if Bell Atlantic materially fails to provide Services as agreed hereunder, and such default or failure shall continue for thirty (30) days after written notice thereof, the other party may terminate this Agreement with thirty (30) days written notice.

6.2 CARRIER REMEDIES In the event that Bell Atlantic, through negligence or willful misconduct, fails to provide the Services selected and contracted for under this Agreement, Bell Atlantic shall pay Carrier for Carrier's direct damages resulting from such failure, up to an amount not to exceed the charges payable under this Agreement for the Services affected.

6.3 DISCONTINUANCE BY CARRIER. In the event that Carrier discontinues using Services,either in part or in whole, prior to expiration of the then current term and such discontinuance is not due to Bell Atlantic's material failure to perform as specified in Section 6.1, Carrier shall pay Bell Atlantic an amount equal to the average monthly charges for the six-month period immediately preceding the discontinuance multiplied by the number of months remaining in the then-current term. If Services have been provided for a period of less than six months, Carrier shall pay the charges for the month with the highest usage multiplied by the number of months remaining in the then-current six-month term. If Carrier terminates this Agreement prior to the Cutover Date, Carrier shall pay Bell Atlantic the greater of the following: (i) all reasonable and necessary costs already incurred by Bell Atlantic in preparation for the commencement of services, or (ii) the sum of fifty thousand dollars ($50,000).

6.4  OTHER REMEDIES   THE EXTENT OF LIABILITY ARISING UNDER THIS AGREEMENT SHALL
BE LIMITED AS DESCRIBED IN SECTIONS 6.1, 6.2 AND 6.3 ABOVE. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY OTHER LOSS, COST, CLAIM, INJURY, LIABILITY, OR EXPENSE RELATED TO OR ARISING OUT OF THIS AGREEMENT OR THE SERVICES PROVIDED HEREUNDER INCLUDING, BUT NOT LIMITED TO, ANY INCIDENTAL, SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF REVENUE OR PROFIT, WHETHER RECOVERY IS SOUGHT IN TORT, CONTRACT, OR OTHERWISE, EVEN IF EITHER PARTY HAD NOTICE OF SUCH DAMAGES.

7.   CONFIDENTIAL INFORMATION
     ------------------------

7.1 CONFIDENTIALITY The parties agree that all confidential and proprietary information that is marked as specified in Section 7.2 and that is disclosed by either party to the other party for the purposes of this Agreement, including rates and terms, shall be treated as confidential unless (a) such information was previously or becomes known to the receiving party free of any obligation to keep it confidential, (b) has been or is subsequently made public by the disclosing party, or (c) is required to be disclosed by law. The receiving party shall not, except in the performance of the Services under this Agreement or with the express prior written consent of the other party, disclose or permit access to any confidential information to any other parties. The parties agree to advise their respective employees, agents, and representatives to take such action as may be advisable to preserve and protect the confidentiality of such information.

7.2 MARKING OF CONFIDENTIAL INFORMATION All information the disclosing party considers proprietary or confidential, if in writing or other tangible form, shall be conspicuously labeled or marked as "Proprietary" and/or "Confidential" and, if oral, shall be identified as proprietary at the time of disclosure and promptly confirmed in writing. Either party shall have the right to correct any inadvertent failure to designate information as proprietary by written notification within ten (10) days following disclosure.

8.   RELATIONSHIP OF THE PARTIES
     ---------------------------

8.1 INDEPENDENT CONTRACTORS Bell Atlantic and Carrier shall be independent contractors under this Agreement, and all services under this Agreement shall be performed by Bell Atlantic as an independent contractor and not as an agent of Carrier.

8.2 RESPONSIBILITY FOR EMPLOYEES AND AGENTS All persons furnished by Bell Atlantic shall be considered solely Bell Atlantic's employees or agents, and Bell Atlantic shall be responsible for compliance with all laws, rules, and regulations relating to such persons including, but not limited to, hours of labor, working conditions, workers' compensation, payment of wages, benefits, unemployment, social security and other payroll taxes. Each party's employees and agents, while on premises of the other, shall comply with all rules and regulations, including any applicable security procedures and safeguarding of confidential data.

9.   GENERAL CONDITIONS
     ------------------

9.1 ASSIGNMENT Neither party may assign or delegate its rights and obligations under this Agreement without the prior written consent of the other party, except that either party may assign this Agreement, without such consent, to its parent, affiliate or subsidiary, provided that the assignee has the resources, legal authority, and ability to perform all terms of this Agreement. Thirty (30) days advance notice of such assignment shall be provided to the other party.

9.2 CHOICE OF LAW The validity, construction and performance of this Agreement shall be governed by the laws of the state in which LATA(s) designated in Section 1.7 is/are located.

9.3 COMPLIANCE WITH LAWS Each party shall comply with all applicable federal, state, county and local laws, ordinances, regulation, rules and codes in the performance of this Agreement. Neither party shall be liable to the other for termination of this Agreement or any services to be provided hereunder necessitated by compliance with any law, rule, regulation or court order of a duly authorized governmental body.

9.4 CONTINGENCY Neither party shall be held responsible or liable to the other for any delay or failure in performance caused by fires, strikes, embargoes, requirements imposed by Government regulation, civil or military authorities, act of God or by the public enemy, or other causes beyond the control of Carrier or Bell Atlantic. If such a contingency occurs, the party injured by the other's inability to perform may either: a) terminate the affected services or part thereof not already rendered; or b) suspend the affected services or part thereof for the duration of the delaying cause and resume performance once the delaying causes cease.

9.5 LICENSES No licenses, expressed or implied, under any patents, copyrights, trademarks or other intellectual property rights are granted by Bell Atlantic to Carrier under this Agreement.

9.6 NOTICES Except as otherwise specified in this Agreement, any notice required or permitted under this Agreement shall be in writing and shall be given to the other party at the address designated below by hand delivery, registered return-receipt requested mail, or nationally recognized courier service:


          For Bell Atlantic:  ____________________________________
                              ____________________________________
                              ____________________________________
                              ____________________________________


          For Carrier:        ____________________________________
                              ____________________________________
                              ____________________________________
                              ____________________________________


The above addresses may be changed by giving thirty (30) calendar days prior written notice as prescribed above. Notice shall be deemed to have been given or made on the date of delivery if received by hand, or express courier, and three days after delivery to the U.S. Postal Service, if mailed.

9.7 PUBLICITY Bell Atlantic and Carrier agree not to publish any advertising, sales promotions, or press releases that promote or otherwise relate to the services provided under this Agreement and include the other party's name, logos, trademarks, or service marks, unless it obtains the other party's prior written consent, except that either party may disclose the fact that Bell Atlantic provides directory assistance and/or operator services to Carrier without such prior review or approval.

9.8 SEVERABILITY If any provision of this Agreement or the application of any provision shall be held by a tribunal of competent jurisdiction to be contrary to law or unenforceable, the remaining provisions of this Agreement shall continue in full force and effect.

9.9 SURVIVAL All obligations hereunder, incurred by either Bell Atlantic or Carrier prior to the cancellation, termination, or expiration of this Agreement shall survive such cancellation, termination or expiration.

9.10 CAPTIONS AND SECTION HEADINGS The captions and section headings in this Agreement are for convenience only and do not affect the meaning or interpretation of this Agreement.

9.11 DUPLICATE ORIGINALS This Agreement may be executed separately by the parties in one or more counterparts. Each duplicate executed shall be deemed an original, and all together shall constitute one and the same document.

9.12 ENTIRE AGREEMENT The terms and conditions of this Agreement, including the Appendices attached to this Agreement, constitute the entire Agreement between Bell Atlantic and Carrier relating to the subject matter of this Agreement, and supersede any and all prior or contemporaneous understandings, promises or representations, whether written or oral, between the parties relating to the subject matter of this Agreement. Any waiver, modification or amendment of any provision of this Agreement, or of any right or remedy hereunder, shall not be effective unless made in writing and signed by both parties.

IN WITNESS WHEREOF, the parties agree that the effective date of this Agreement is the date first written above, and each party warrants that it has caused this Agreement to be signed and delivered by its duly authorized representative.

FOR BELL ATLANTIC -                    FOR CARRIER
________________________, INC.

NAME: _______________________          NAME: _________________________

TITLE: ______________________          TITLE: ________________________

SIGNATURE: __________________          SIGNATURE: ____________________

DATE: _______________________          DATE: _________________________

                                                                    APPENDIX A

                        CARRIER SERVICE SELECTION FORM
                        ------------------------------

                        Please select desired services.

                                 MINIMUM
                                 SERVICE
SERVICE                           PERIOD                 CHARGE                       SELECTION
-------                          -------                 ------                       ---------

Directory Assistance (ADAS)      6 months        _______/call (Directory           Yes / /   No / /
                                                Transport charges below)

IntraLATA Call Completion        6 months       Live: ______/op work second        Yes / /   No / /
Operator Services                               Automated: ______/auto wk sec
                                                LIDB: ______/query

Branding                                        ______per service, per switch      Yes / /   No / /
                                                (one-time fee)

Directory Transport charges are as follows. (Call miles are measured from the BA Wire Center serving Carrier's premises to the Directory Assistance location.)


                                             RATE PER DIRECTORY ASSISTANCE CALL
                                             ----------------------------------
Tandem-Switched Transport
   Fixed ...................................             _______
   Per mile.................................             _______
Tandem Switching............................             _______

NOTE: Trunking, daily usage file, and switched access costs are not included in ---- the above rates.

                                                                    APPENDIX B

              INTRALATA CALL COMPLETION OPERATOR SERVICES CALL TYPES
              ------------------------------------------------------

IntraLATA Call Completion Operator Services may include the following:

a.   CALLING CARD
     ------------
      (i) LIVE: Bell Atlantic operator keys the calling card number and call details into the system, secures validation, and releases the call to the network.

     (ii) AUTOMATED: Caller keys the calling number and call details in response to automated prompts. Bell Atlantic secures validation and releases the call to the network.

b.   COLLECT
     -------
      (i) LIVE: Bell Atlantic operator obtains the calling party's name, keys the call details if necessary, announces the call to the called party, waits for acceptance, and releases the call to the network.

     (ii) AUTOMATED: Caller provides name and call details. Bell Atlantic's automated system obtains called party's consent and releases the call to the network.

c.   BILLED TO A THIRD PARTY
     -----------------------
      (i) LIVE: Bell Atlantic operator requests the calling party's name, keys the call details if necessary, calls the third party to verify acceptance of billing, and upon acceptance, releases the call to the network.

     (ii) AUTOMATED: Caller provides name, call details, and billing number. Bell Atlantic's automated system verifies billed number and releases the call to the network.

d.   PERSON-TO-PERSON
     ----------------
     Bell Atlantic operator requests the person or department the calling party has specified, ensures the appropriate party has been reached (person or department), and releases the call to the network.

e.   COIN SENT PAID
     --------------
     Bell Atlantic operator keys the call details if necessary, requests the initial deposit, and upon deposit, releases the call to the network.
                                       10

f.   MISCELLANEOUS CALL ASSISTANCE (LIVE)
     ------------------------------------
      (i) 0- CALLS: Bell Atlantic operator provides caller with dialing instructions or assistance, transfers emergency calls, or refers questions to the business office or repair service.

     (ii) DIALING ASSISTANCE & INTERVENTION: Bell Atlantic operator dials a number for a caller who is unwilling to dial directly or is encountering trouble (such as wrong number, poor transmission, or cutoff), and who requests a credit or reconnection.

    (iii) TIME AND CHARGES: Bell Atlantic operator provides caller with time and charges at the end of conversation, if requested.

     (iv) INDIVIDUALS WITH DISABILITIES: Bell Atlantic operator assists a caller requiring dialing assistance due to a disability.

g.   BUSY-LINE VERIFICATION
     ----------------------
     Bell Atlantic operator determines if the number specified by the customer is in use, idle, or out of order. Appropriate facilities and equipment may be required from the Carrier to enable verification of Carrier's lines.

h.   CUSTOMER-REQUESTED INTERRUPT
     ----------------------------
     At the caller's request, Bell Atlantic operator interrupts conversation in progress on a line that is in use, as verified through Busy-Line Verification.

i.   OPERATOR NUMBER IDENTIFICATION (ONI)  REQUESTS
     ----------------------------------------------
     Bell Atlantic operator requests the calling telephone number, keys the number into the system for identification, and releases the call for processing.

j.   TIME OF DAY
     -----------
     Bell Atlantic operator provides the customer with the approximate time of day for companies that have approved tariffs. For those companies without approved tariffs, customers are referred to directory assistance. If the request is in connection with a call, the operator provides the approximate time.

k.   AUTOMATED COIN TOLL SERVICE (ACTS)
     ----------------------------------
     Bell Atlantic will provide automated messages for intraLATA toll calls that originate from coin phones. The messages will prompt callers for the correct change and record the change upon deposit. If a caller fails to deposit the correct amount within the time threshold (set by Bell Atlantic), the call will default to a live operator.

l.   VALIDATION SERVICES
     -------------------
     Bell Atlantic will launch queries for the validation of all calling card calls, collect calls, and billed-to-third number calls to a Line Information Data Base (LIDB). The validation costs for queries of LIDB may be separate from the individual call rates. Bell Atlantic will also launch queries for validations to another company's LIDB if that company has a card honoring agreement with Bell Atlantic.

                                                                    APPENDIX C

                                REQUIRED INFORMATION
                                --------------------

Carrier shall furnish Bell Atlantic all information required by Bell Atlantic to establish and maintain the Services to be provided to Carrier, including a completed Technical Questionnaire. Such required information includes, but is not limited to, the following:

 1.   Central office exchange names
 2.   Usage forecasts
 3.   Local central office characteristics
 4.   Trunking arrangements and trunk group types
 5.   Emergency reporting system and procedures
 6.   Business office information
 7.   Repair service information
 8.   Name and address request information
 9.   Tariffs and rate information
10.   Customer dialing capabilities
11.   Access to EMR records
12.   Desired branding announcement (if applicable)
13.   Carrier's estimated start date of Services
14.   Access Service Requests (ASRs) for trunking and translations

NOTE: ASRs are not to be submitted by Carrier until Carrier and Bell Atlantic ----- have reviewed the Technical Questionnaire.

EXHIBIT D


              INTRALATA TELECOMMUNICATIONS SERVICES SETTLEMENT AGREEMENT



     This Agreement is entered into as of ___________________, 1997, by and between Bell Atlantic - __________________________, Inc., a ___________________
corporation, with principal offices located at ________________________________ ("BA-__"), and __________________________, a ______________________ corporation, with principal offices located at ______________________________________________
____________________________________________________ ("Carrier").



                                  SECTION I

                                    SCOPE

     This Agreement sets forth the terms and conditions for the following:

     (a) administering and processing messages in the intraLATA Toll Originating Responsibility Plan ("ITORP"); and

     (b) the settlement of compensation for the following telecommunications traffic within a BA-__ LATA:

          (1) intrastate and interstate intraLATA traffic terminated to Carrier and originated by an Independent Telephone Company or wireless carriers that transits the facilities of BA-__ within a BA-__ LATA, including Message Telecommunications Service and Local Exchange Service (the "ITORP Transit Service Traffic");

          (2) intrastate and interstate intraLATA Message Telecommunications Service and Local Exchange Service traffic which originates from a Certified Local Exchange Carrier or Carrier, transits BA-PA's network and terminates to Carrier, or a wireless carrier or an Exchange Carrier other than BA-__, which traffic is subject to a Meet-Point Billing arrangement (the "Meet-Point Transit Service Traffic");


          (3) intraLATA 800/888 Service Traffic; and


          (4) intraLATA Alternately Billed Calls billed to a line-based telephone number within the state where the call is originated.


     By way of clarification, this Agreement does not cover the following: (x) traffic that does not use BA-__ facilities; (y) interLATA traffic; and (z) any statewide services (whether interLATA or intraLATA) provided entirely by an Interexchange Carrier such as statewide WATS.

EXHIBIT D
                                      SECTION II

                                      DEFINITIONS


For purposes of this Agreement, the terms set forth below shall have the following meaning:

     A. 800/888 NUMBER DATABASE shall mean the call management service database that provides POTS telephone number translation or routing information or both for a given 800/888 telephone number.

     B. 800/888 SERVICE TRAFFIC means a toll free call originating with the Originating Company and billed to the Terminating Company's end user. 800/888 service MOUs are recorded by the Originating Company and provided to the Terminating Company so that it can bill its end user(s).

     C. ACCESS TANDEM shall mean a switching entity that is used to connect and switch trunk circuits between and among End Offices and between and among End Office switches and carriers' aggregation points, points of termination, or points of presence, which entity has billing and recording capabilities that are used to provide switched Exchange Access services.

     D. ALTERNATELY BILLED CALLS shall mean all intraLATA land-line Collect Calls, Calling Card Calls and Third-Number Calls that originate and terminate in the _________ of _____________ and are billed to a line-based number within the jurisdiction of the __________ of _____________ serviced by the Billing Company. Alternately Billed Calls are identified in ITORP reports as "Received Collect/Sent Collect Calls".

     E. BASIC 800/888 NUMBER QUERY shall mean routing information obtained from an 800/888 Number Database for originating 800/888 calls.

     F. BILLING COMPANY shall mean the Local Exchange Carrier that provides the local telephone exchange service for the number to which an Alternately Billed Call is to be billed.

     G. CALLING CARD CALL shall mean a call billed to a pre-assigned end user line-based billing number, including calls dialed or serviced by an operator system.

     H. CARRIER COMMON LINE FACILITIES means the facilities from the end user's premises to the End Office used to originate or terminate Transit Service Traffic and 800/888 Service Traffic. Such carrier common line facilities are as specified in each party's Exchange Access Tariff.

EXHIBIT D

     I. CATEGORY 01 shall mean the EMR/billing record for usage charges applicable to the terminating 800/888 number service subscriber.

     J. CATEGORY 08 shall mean the EMR/copy record containing the information necessary for Carrier to bill/settle intraLATA terminating charges with other carriers.

     K. CATEGORY 11 shall mean the EMR/access record containing information necessary for Carrier to bill/settle interexchange access charges.

     L. CCS/SS7 shall mean the Common Channel Signaling/Signaling System 7, which refers to the packet-switched communication, out-of-band signaling architecture that allows signaling and voice to be carried on separate facilities, and thus is a signaling network that is common to many voice channels. There are two modes of operation defined for CCS/SS7: database query mode, and trunk signaling mode.

     M. CENTRALIZED MESSAGE DISTRIBUTION SYSTEM (CMDS) shall mean the message processing system which handles the distribution of Message Records from the Earning Company to the Billing Company.

     N. CERTIFIED LOCAL EXCHANGE CARRIER (CLEC) means a carrier certified by the ____________ ____________to provide Local Exchange Access services within the BA-__ operating territory in that state.

     O. COLLECT CALL shall mean a non-sent paid call that is billed to the number receiving the call, including calls dialed or serviced by an operator system.

     P. DISCOUNTED TOLL SERVICES means services in which the originating end user is charged a rate less than would normally be assessed for calls placed to similar points outside the end user's local calling area.

     Q. EARNING COMPANY shall mean the Local Exchange Carrier that provides local telephone exchange service for the number from which an Alternately Billed Call originates.

     R. END OFFICE means the end office switching and end user line termination facilities used to originate or terminate switched intraLATA telecommunications services traffic.

     S. EXCHANGE means a geographic area established for the furnishing of local telephone service under a local tariff. It usually embraces a city, town or village and its environs. It consists of one or more wire centers together with the associated facilities used in furnishing communications service within the area.

     T. EXCHANGE ACCESS means the facilities and services used for the purpose of

EXHIBIT D

          originating or terminating interexchange telecommunications in accordance with the schedule of charges, regulations and conditions specified in lawfully established Exchange Access Tariffs.

     U. EXCHANGE ACCESS TARIFFS means the tariffs lawfully established with the Federal Communications Commission or the _____________ ___________________ by an Exchange Carrier for the provision of Exchange Access facilities and services.

     V. EXCHANGE CARRIER shall mean a carrier licensed to provide telecommunications services between points located in the same Exchange area.

     W. EXCHANGE MESSAGE RECORD (EMR) shall mean the standard used for exchange of telecommunications message information among Local Exchange Carriers for billable, non-billable, sample, settlement and study data. EMR format is described in BR-010-200-010 CRIS Exchange Message Record, a Bell Communications Research, Inc. document that defines industry standards for Exchange Message Records, which is hereby incorporated by reference.

     X.   ITORP TRANSIT SERVICE TRAFFIC shall have the meaning set forth in
          Section I above titled "Scope".

     Y. INDEPENDENT TELEPHONE COMPANY shall mean any entity other than BA-__ which, with respect to its operations within the ___________ of __________________, is an incumbent Local Exchange Carrier.

     Z. INTER-COMPANY NET BILLING STATEMENT shall mean the separate monthly financial reports issued by BA-__ under ITORP to the Exchange Carriers for settlement of amounts owed.

     AA. INTRALATA TOLL ORIGINATING RESPONSIBILITY PLAN (ITORP) shall mean the information system owned and administered by BA-__ for calculating charges between BA-__ and Local Exchange Carriers for termination of intraLATA calls.

     BB. INTEREXCHANGE CARRIER (IXC) means a carrier that provides, directly or indirectly, interLATA or intraLATA telephone toll services.

     CC. LOCAL ACCESS AND TRANSPORT AREA (LATA) means a contiguous geographic area: (1) established before the date of enactment of the Telecommunications Act of 1996 by BA-__ such that no Exchange area includes points within more than one metropolitan statistical area, consolidated metropolitan statistical area, or state, except as expressly permitted under the AT&T Consent Decree; or (2) established or modified by BA-__ after such date of enactment and approved by the Federal Communications Commission.

EXHIBIT D

     DD. LOCAL EXCHANGE CARRIER (LEC) means any person that is engaged in the provision of Local Exchange Service or Exchange Access. Such term does not include a person insofar as such person is engaged in the provision of a commercial mobile service under Section 332 (c) of the Telecommunications Act of 1996, except to the extent that the Federal Communications Commission finds that such service should be included in the definition of such term.

     EE. LOCAL EXCHANGE SERVICE means telecommunications services provided between points located in the same LATA.

     FF. MEET-POINT BILLING (MPB) means an arrangement whereby two or more LECs jointly provide to a third party the transport element of a switched access Local Exchange Service to one of the LECs' End Office switches, with each LEC receiving an appropriate share of the transport element revenues as defined by their effective Exchange Access tariffs.

     GG.  MEET-POINT TRANSIT SERVICE TRAFFIC shall have the meaning set forth in
          Section 1, "Scope".

     HH. MESSAGE RECORDS shall mean the message billing record in Exchange Message Record format.

     II. MESSAGE TELECOMMUNICATIONS SERVICE (MTS) means message toll telephone communications, including Discounted Toll Services, between end users in different Exchange areas, but within the same LATA, provided in accordance with the schedules of charges, regulations and conditions specified in lawfully applicable tariffs.

     JJ. MINUTES OF USE (MOU) means the elapsed time in minutes used in the recording of Transit Service Traffic and 800/888 Service Traffic.

     KK. MULTIPLE BILL/SINGLE TARIFF means the MPB method whereby each LEC prepares and renders its own Meet Point Bill in accordance with its own tariff(s) for the portion of the jointly-provided Exchange Access service which the LEC provides.

     LL. MULTIPLE EXCHANGE CARRIER ACCESS BILLING (MECAB) means the document prepared by the Billing Committee of the Ordering and Billing Forum, which functions under the auspices of the Carrier Liaison Committee of the Alliance for Telecommunications Industry Solutions, and published by Bellcore as Special Report SR-BDS-000983, which document contains the recommended guidelines for the billing of an Exchange Access service provided by two or more LECs, or by one LEC in two or more states, within a single LATA, and is incorporated herein by reference.

EXHIBIT D

     MM. ORIGINATING COMPANY means the company which originates intraLATA MTS or Local Exchange Service on its system. (For compensation purposes, the Originating Company shall be considered the Terminating Company for 800/888 Service Traffic.)

     NN. TERMINATING COMPANY means the company which terminates intraLATA MTS or Local Exchange Service on its system where the charges for such services are collected by the Originating (or Billing) Company. (For compensation purposes, the Terminating Company shall be considered the Originating Company for 800/888 Service Traffic.)

     OO. THIRD-NUMBER CALL shall mean a call billed to a subscriber's line-based billing number which is not the number to which the call either terminates or originates.

     PP. TRANSIT TRAFFIC shall refer to both ITORP Transit Service Traffic and Meet-Point Transit Service Traffic.

     QQ. TRANSITING COMPANY shall mean a Local Exchange Carrier which transports intraLATA telecommunications traffic on its system between an Originating Company and a Terminating Company.

     RR. TRANSPORT FACILITIES means the facilities from the End Office to a tandem switching facility used to originate or terminate switched intraLATA telecommunication services traffic.



                                     SECTION III

                            SETTLEMENT OF TRANSIT SERVICES


     (a)  ITORP TRANSIT SERVICE TRAFFIC.

     (1) CALL ROUTING AND RECORDING; BILLING PERCENTAGES. BA-__ will route ITORP Transit Service Traffic over the combined local and toll trunk groups between BA-__ and Carrier. BA-__ and Carrier agree to designate the points of interconnection for the purpose of terminating ITORP Transit Service Traffic which originates from an Independent Telephone Company or wireless carrier and terminates to Carrier. Both parties further agree to develop and file mutually agreed to billing percentages applicable to ITORP Transit Service Traffic in the National Exchange Carrier Association F.C.C. Tariff No. 4, which billing percentages shall be calculated in accordance with ITORP guidelines.

     (2) EXCHANGE OF BILLING DATA. The Originating Company will provide to BA-__ all

EXHIBIT D

billing data relating to ITORP Transit Service Traffic for processing in ITORP within fourteen (14) days from the date the usage occurs (to the extent usage occurs on any given day) for traffic originating from an Independent Telephone Company or wireless carrier, which traffic transits BA-PA's facilities and terminates to Carrier.

     (3) BILLING. BA-__ will, on behalf of Carrier, bill Exchange Carriers for intraLATA ITORP Transit Service Traffic, and collect compensation due Carrier based on Carrier's established and legally-approved tariffed or negotiated rates utilizing ITORP. The charges set forth in Attachment A, attached hereto and incorporated herein by reference, shall apply to the billing and collection services provided by BA-__ to Carrier hereunder. Carrier will record the ITORP Transit Service Traffic usage at its switch, and shall bill BA-__ for this traffic in accordance with the rates set forth in the Interconnection Agreement under Section 251 and 252 of the Telecommunications Act of 1996, dated as of September __, 1996, by and between BA-__ and Carrier.



     (b) MEET-POINT TRANSIT SERVICE TRAFFIC.

     (1) CALL ROUTING AND RECORDING; BILLING PERCENTAGES. BA-__ and Carrier will route their respective Meet-Point Transit Service Traffic over the combined local and toll trunk groups between them. BA-__ and Carrier agree to designate the points of interconnection for the purpose of terminating Meet-Point Transit Service Traffic which originates from a CLEC and terminates to Carrier, or originates from Carrier and terminates to a CLEC, Independent Telephone Company, or a wireless carrier. Both parties further agree to develop and file mutually agreed to billing percentages applicable to Meet-Point Transit Service Traffic in the National Exchange Carrier Association F.C.C. Tariff No. 4, which billing percentages shall be calculated in accordance with MECAB guidelines.

     (i) END OFFICES SUBTENDING BA-__ ACCESS TANDEM. Meet-Point Transit Service Traffic will be routed over the local and toll interconnection facilities used to terminate similar traffic directly between BA-__ and Carrier when the Originating and Terminating Company's End Office switches subtend BA-PA's Access Tandem. BA-__ will record this traffic at the BA-__ Access Tandem, and forward the terminating call records to the Terminating Company for purposes of Meet-Point Billing.

     (ii) END OFFICES THAT DO NOT SUBTEND A BA-__ ACCESS TANDEM. When the Originating and/or the Terminating Company's End Office switches do not subtend BA-PA's Access Tandem, the Meet-Point Transit Service Traffic must be routed over interconnection facilities other than those used to terminate intraLATA MTS or Local Exchange Service to BA-PA's end users The Terminating Company will record this traffic at its Access Tandem and forward the terminating call records to BA-__ for Meet-Point
     Billing purposes.

     (iii) SPECIAL ACCESS. Upon request, any Meet-Point Service Transit Traffic may be

EXHIBIT D

     routed over special access interconnection facilities between Carrier, on the one hand, and a CLEC, an Independent Telephone Company, or a wireless carrier, on the other.

     (2) EXCHANGE OF BILLING DATA. All billing data exchanged hereunder will be exchanged on magnetic tape or via electronic data transfer, to be delivered at the addresses set forth below, using the Electronic Message Record format. BA-__ will provide to Carrier the switched-access detail usage data (category 1101XX records) on magnetic tape within fourteen (14) days from the date the usage occurs (to the extent usage occurs on any given day) for traffic originating from a CLEC, transiting BA-PA's facilities and terminating to Carrier, and Carrier will provide to BA-__ the switched access summary usage data (category 1150XX records) on a magnetic tape on a monthly basis within fourteen (14) days of receipt from BA-__ of the switched access detail usage data referenced above.

     (3) BILLING. BA-__ and Carrier will submit to CLECs separate bills under their respective tariffs for their portion of jointly-provided Meet-Point Transit Service Traffic. With respect to Meet-Point Transit Service Traffic, BA-__ and Carrier will exchange billing data and render bills under Multiple Bill/Single Tariff arrangements in accordance with the applicable terms and conditions set forth in MECAB.

     (4) ADDRESSES. Magnetic tapes to be sent hereunder to Carrier will be sent to the following address (which address Carrier may change upon prior written notice to BA-__):

     Magnetic tapes to be sent hereunder to BA-__ will be sent to the following address(es), as appropriate (which address(es) BA-__ may change upon prior written notice to Carrier):

     Bell Atlantic
     Tape Library
     1500 Tech Center Drive
     Monroeville, PA  15146

                                     SECTION V

                                  800/888 SERVICE

     800/888 Service Traffic will be exchanged among BA-__, Carrier, Independent Telephone Companies, CLECs and wireless carriers via CCS/SS7 trunks, and all will deliver/route these calls as appropriate and provide EMRs to the Terminating Company to enable it to bill its 800/888

EXHIBIT D

service subscriber. These EMRs will, per industry standards, include the following: Category 01 (800/888 number subscriber billing), Category 08 (copy record/local exchange charges), and Category 11 (interexchange carriers access records).

     (a) DELIVERY OF TRANSLATED 800/888 NUMBER QUERIES AND CALLS OVER CCS/SS7 LINKS AND TRUNKS. BA-__ and Carrier will launch their own Basic 800/888 Number Query for 800/888 Service Traffic originated in their networks, and route this traffic to each other, as appropriate, utilizing existing local and toll interconnection facilities.

     (b) EXCHANGE OF RECORDS; COMPENSATION. All 800/888 Service Traffic hereunder shall be subject to the appropriate access charges, as set forth in the applicable tariffs. In addition, for jointly provided intraLATA 800/888 Service Traffic between two Local Exchange Carriers, the Originating Company is responsible for billing its tariffed Basic 800/888 Number Query charge to the Terminating Company. Carrier, when acting as an Originating Company, must submit to BA-__, via magnetic tape(s) in EMR format, (i) the information necessary to bill/settle intraLATA charges (EMR Category 110125), and (ii) the usage charges applicable to the terminating 800/888-number service subscriber (EMR Category 010125). In the event any of these records are lost or destroyed, BA-__ and Carrier will jointly estimate the terminating access charges due to either party hereunder as follows:

     (1) Total the terminating traffic compensation paid with respect to 800/888 Service Traffic to each party hereunder for the most recent six (6) months period preceding the month covered by the lost or destroyed tapes.

     (2)  Divide the total determined in (1) preceding, by 180 days.

     (3)  Multiply the terminating traffic compensation per day determined in
          (2) preceding, by the number of days covered by the lost or destroyed tapes. The calculated amount will be included as an adjustment for lost or destroyed tapes in the next Inter-Company Net Billing Statement.

     BA-__ shall have no liability whatsoever with respect to any lost, damaged or destroyed records submitted hereunder by Carrier.

     (c) SETTLEMENT. EMR records submitted by Carrier hereunder acting as an Originating Company, as contemplated in Paragraph (b) above, will be processed in accordance with ITORP. For purposes of calculating the access charges due Local Exchange Carriers with respect to 800/888 Service Traffic, the Originating Company shall be deemed the Terminating Company. Access charges payable hereunder shall be calculated in accordance with Section VII of this Agreement, as applicable.

EXHIBIT D


                                     SECTION VI


                              ALTERNATELY BILLED CALLS


     (a) RESPONSIBILITIES OF THE BILLING COMPANY. The Billing Company agrees to provide the Earning Company with billing services, as specified below, with respect to Alternately Billed Calls.

     (1) BILLING. Upon receipt of the appropriate Message Record from CMDS, the Billing Company shall include this record in the bill to be issued to the end user responsible for payment. The Billing Company shall also submit copies of these Message Records to BA-__, at least once a month, in order to determine monthly settlement amounts for both the Billing Company and the Earning Company which will be reflected in the Inter-Company Net Billing Statement. These amounts will reflect any and all applicable charges due the Billing Company for performing billing services hereunder. In addition, as applicable, the Inter-Company Net Billing Statement will reflect any amounts owed by Carrier to BA-__for administering and processing ITORP.

     (2) PAYMENT OF AMOUNTS OUTSTANDING. Upon receipt of the Inter-Company Net Billing Statement from BA-__, Carrier shall, within thirty (30) days of invoice, remit to BA-__ full payment of amounts owed under the Inter-Company Net Billing Statement.

     (b) RESPONSIBILITIES OF THE EARNING COMPANY. In connection with Alternately Billed Calls, the Earning Company shall provide Message Records to the Billing Company on a daily basis to the extent that any usage has been recorded. These Message Records will be delivered by the Earning Company to the Billing Company via the CMDS system, unless otherwise agreed to by the parties hereto.

     (c) FEES FOR SETTLEMENT OF ALTERNATELY BILLED CALLS. The billing services provided by the Billing Company to the Earning Company with respect to Alternately Billed Calls shall be subject to the applicable charges set forth in Attachment A, which charges will be reflected in the Inter-Company Net Billing Statement. These charges may be revised upon mutual written agreement of the parties hereto.


                                    SECTION VII

                            CALCULATION OF COMPENSATION

     BA-__ and Carrier agree to compensate each other with respect to Transit Services Traffic and 800/888 Service Traffic in accordance with the terms established below, and the rate elements set forth in Attachments A and B, attached hereto and incorporated herein by reference.

EXHIBIT D


     (a) COMPENSATION DUE TO THE TERMINATING/TRANSITING COMPANY.
Compensation due to the Terminating Company/Transiting Company will be determined separately for each month as follows:

     (1) FOR CARRIER COMMON LINE FACILITIES provided by the Terminating Company, an amount calculated as specified for Carrier Common Line Facilities in the Terminating Company's Exchange Access Tariff. Compensation will be determined by multiplying a) the Terminating Company's Carrier Common Line rate, times b) the MOU.

     (2) FOR END OFFICE FACILITIES provided by the Terminating Company, an amount calculated as specified for End Office facilities in the Terminating Company's Exchange Access Tariff. Compensation will be determined by multiplying a) the Terminating Company's appropriate Exchange Access End Office rate elements, times b) the MOU.

     (3) FOR TRANSPORT FACILITIES, where these facilities are provided by the Terminating Company, or a Transiting and Terminating Company, an amount calculated in accordance with the following steps:

          (i) Determine the Terminating Company's airline miles from the End Office which serves the Terminating Company's end user to either the Terminating Company's Access Tandem switching facility or the interconnection point with the Transiting Company(ies).

         (ii) Determine the Transiting Company's airlines miles from the Transiting Company(ies) Access Tandem switching facility to the interconnection point with the Terminating Company.

        (iii)   Determine the sum of the total airline miles by adding (i) and
                (ii) above.

         (iv) Divide the Terminating Company's airline miles determined in (i) preceding by the total airline miles determined in (iii) preceding, to determine the ratio of local transport miles provided by the Terminating Company.

          (v) Divide the Transiting Company's airline miles determined in (ii) preceding by the total airline miles determined in (iii) preceding, to determine the ratio of local transport miles provided by the Transiting Company.

         (vi) Identify the rates set forth in the Exchange Access Tariff for either the Terminating Company or Transiting Companies, or both, as appropriate, which rates are applicable to Transport Facilities.

        (vii) Multiply the ratio determined in (iv) preceding, times the rate calculated in (vi) preceding, times the MOU, and add the amount set forth in (ix) below to

EXHIBIT D

                determine the amount due the Terminating Company.

       (viii) Multiply the ratio determined in (v) preceding, times the rate calculated in (vi) preceding, times the MOU, and add the amount set forth in (ix) below to determine the amount due the Transiting Company.

         (ix) To the extent the Exchange Access Tariffs of the Terminating or Transiting Company, or both, provide for the payment of a fixed transport charge to be assessed with respect to a terminating location (End Office or toll switch), multiply this charge times the chargeable MOU.


                                    SECTION VIII

                     ITORP ADMINISTRATION AND RESPONSIBILITIES

     (a)  RESPONSIBILITIES OF BA-__. BA-__ shall:

          1.   Operate and maintain the ITORP system.

          2. Provide the requirements and standards for ITORP records and tapes (ITORP User Guide).

          3. Inform Carrier of any proposed change in tape creation or distribution process at least sixty (60) days prior to the actual implementation of the change.

          4. Develop and implement all system enhancements required to maintain the integrity of BA-PA's ITORP system.

          5. Process ITORP tapes received from Carrier, or its agent, during the next available billing cycle.

          6. Review and analyze daily pre-edit reports to determine if a tape is acceptable for ITORP processing; PROVIDED, HOWEVER, that Carrier is not absolved, as the Originating Company, from its responsibility to conform to ITORP input requirements.

          7. Communicate with Carrier, or its agent, to resolve the problems with tapes which are identified as being unacceptable for ITORP processing.

          8.   Create and/or maintain all ITORP tables.

          9. Include the monthly compensation due to and from Carrier as identified by

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EXHIBIT D

             ITORP on the Inter-Company Net Billing Statement. The compensation includes 800/888 Service Traffic and Alternately Billed Services traffic.

        10.  Settle with all local Exchange Carriers, via the Inter-Company
             Net Billing Statement, for 800/888 Service Traffic and Alternately Billed Services traffic originating from and/or terminating to Carrier.

        11.  Distribute monthly ITORP reports.

     (b)   RESPONSIBILITIES OF CARRIER.  Carrier shall:

          1. Compensate BA-__ for the administration and processing of ITORP as specified in Attachment A.

          2. Notify BA-__ Exchange Carrier Services staff in writing of any changes in its rates affecting ITORP tables, as specified in Attachment A, thirty (30) days prior to the effective date of any such changes.

          3. Notify BA-__ Exchange Carrier Services staff in writing of any network changes, such as changes in traffic routing, sixty (60) days prior to the implementation of the change in the network.

          4.   Conform to BA-__'s ITORP record requirements and standards.

          5. Carrier or its designated agent will forward the Exchange Message Records to BA-__, in a timely manner for processing.

          6. Inform the BA-__ Exchange Carrier Services staff in writing of any proposed changes in the Exchange Message Record creation or distribution process at least sixty (60) days prior to the actual implementation of the change.

          7. Reimburse BA-__ for compensating other local Exchange Carriers on behalf of Carrier, as reflected in the Inter-Company Net Billing Statement.

     (c) FEES. Compensation for the administration and processing of ITORP will be due BA-__ on a monthly basis, based on the number of messages processed in ITORP for Carrier at an average total cost per message. The processing and administrative fees applicable on a per message basis are set
forth in Attachment A.   These fees may be revised by BA-__, at its
discretion and upon notice to Carrier, based on annual studies conducted by BA-__, and Carrier hereby agrees to be bound by such revised rates. A minimum monthly fee, as specified in Attachment A, will be assessed when Carrier's monthly ITORP processing charges are below the stated minimum monthly charge.

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EXHIBIT D

                                      SECTION IX

                                     LIABILITIES

     In the event of an error on the part of BA-__ in calculating or settling any compensation amounts hereunder, Carrier's sole remedy and BA-PA's only obligation shall be to re-calculate the compensation amount, and to the extent any amounts are owed to or owed by Carrier, such amounts will be reflected as an adjustment in the next Inter-Company Net Billing Statement. In addition and to the extent applicable, BA-PA's liability under this Agreement and/or in connection with the settlement, payment and/or calculation of any amounts due hereunder shall be limited as set forth in the applicable tariffs. BA-__ shall have no obligation or liability with respect to any billing, settlement or calculation-of-compensation errors or omissions, including without limitation the duty to re-calculate any compensation amounts reflected in the Inter-Company Net Billing Statement, if such error or omission occurred more than two (2) years prior to the time in which it is brought to BA-PA's attention in writing. Without limiting the foregoing, in no event shall either party hereto be liable for consequential, incidental, special or indirect damages (including without limitation loss of profit or business) hereunder whether such damages are based in tort (including, without limitation, under any theory of negligence), contract breach or otherwise, and even if said party knew or should have known of the possibility thereof.

                                      SECTION X

                            RELATIONSHIP OF THE PARTIES

     Nothing herein contained will be deemed to constitute a partnership or agency relationship between the parties. Each party agrees that it will perform its obligations hereunder as an independent contractor and not as the agent, employee or servant of the other party. Neither party nor any personnel furnished by such party will be deemed employees or agents of the other party or entitled to any benefits available under any plans for such other party's employees. Each party has and hereby retains the right to exercise full control of and supervision over its own performance of the obligations under this Agreement, and retains full control over the employment, direction, compensation and discharge of all employees assisting in the performance of such obligations, including without limitation all matters relating to payment of such employees, including compliance with social security taxes, withholding taxes and all other regulations governing such matters. In addition, each party will be responsible for its own acts and those of its own subordinates, employees, agents and subcontractors during the performance of that party's obligations hereunder.

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EXHIBIT D

                                     SECTION XI

                                TERM AND TERMINATION


     (a) TERM - Upon execution by all parties hereto, this Agreement shall become effective as of the date first shown on Page 1 of this Agreement, and shall remain in effect until terminated by either party in accordance with paragraphs (b), (c), (d), or (e) below.

     (b) TERMINATION FOR BREACH - Either party may, upon prior written notice to the other party, terminate this Agreement in the event the other party is in default or breach of this Agreement and such breach or default is not corrected within thirty (30) days after the breaching party has been notified of same.

     (c) TERMINATION FOR CONVENIENCE - Upon six (6) months written advance notice to the other party, either party may terminate this Agreement.

     (d) ACTS OF INSOLVENCY - Either party may terminate this Agreement or any portion thereof, effective immediately, by written notice to the other party, if said other party (1) applies for or consents to the appointment of or the taking of possession by receiver, custodian, trustee, or liquidator of itself or of all or a substantial part of its property; (2) becomes insolvent; (3) makes a general assignment for the benefit of creditors; (4) suffers or permits the appointment of a receiver for its business or assets;
(5) becomes subject to any proceeding under any bankruptcy or insolvency law whether domestic or foreign, voluntarily or otherwise; or (6) fails to contest in a timely or appropriate manner, or acquiesces in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code or any application for the appointment of a receiver, custodian, trustee, or liquidation of itself or of all or a substantial part of its property, or its reorganization, or dissolution.

     (e) TERMINATION OF INTERCONNECTION AGREEMENT. Unless otherwise agreed to by the parties hereto in writing, in the event that the Interconnection Agreement under Sections 251 and 252 of the Telecommunications Act of 1996, dated as of December __, 1996, by and between BA-__ and Carrier expires without being renewed, or expires or is terminated and no other interconnection agreement has been entered into by BA-__ and Carrier, then this Agreement shall be deemed terminated effective on the date the aforesaid Interconnection Agreement expires or is terminated.

                                     SECTION XII

                                NETWORK CONFIGURATION

     Each party shall provide six (6) months advance written notice to the other party of any network configuration that may affect any of the services or compensation contemplated under this Agreement, and the parties hereto agree to use reasonable efforts to avoid service interruptions during any such network change.

EXHIBIT D

                                     SECTION XIII

                               CONSTRUCTION AND EFFECT

     All services contemplated under this Agreement are provided in accordance with any and all applicable regulatory requirements and effective tariffs filed with and approved by the appropriate federal and/or state regulatory bodies, as these tariffs and requirements may be modified from time to time. To the extent there is a conflict between the terms of any said tariff or regulatory requirement and this Agreement, the terms of the tariff or the regulatory requirement shall prevail. However, to the extent not in conflict with the provisions of the applicable tariffs or regulatory requirements, this Agreement shall supplement the tariffs or regulatory requirements, and it shall be construed to the fullest extent possible in harmony with such tariffs or regulatory requirements.


                                     SECTION XIII

                                    MISCELLANEOUS

     (a) HEADINGS. Headings used in this Agreement are for reference only, do not constitute part of this Agreement, and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     (b) NOTICES. All notices, requests, demands, or other communications required or permitted hereunder shall be in writing, shall be deemed delivered (1) on the date of delivery when delivered by hand, (2) on the date of transmission when sent by electronic mail or facsimile transmission during normal business hours with telephone confirmation of receipt, (3) one (1) day after dispatch when sent by overnight courier maintaining records of receipt, or (4) three (3) days after dispatch when sent by registered mail, postage prepaid, return-receipt requested, all addressed as follows (or at such other addresses as shall be given in writing by either party to their other):

          If to BA-__:        Address:  1320 N. Court House Road, 9th Floor
                                        Arlington, VA  22201
                         Attn.:         Manager-Local Interconnection
                         Facsimile:     703 974 2188
                         Telephone:     704 974 4614


          If to Carrier: Address:
                         Attn:
                         Facsimile:
                         Telephone:

EXHIBIT D

     (c) SUCCESSORS; ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing herein shall be construed to create any rights enforceable by any other person or third party. This Agreement may not be assigned by either party (except by BA-__ to an affiliate or successor in interest) without the prior written consent of the other party, which consent shall not be unreasonably withheld.

     (d) WAIVER. No waiver of any right or term hereof shall be effective unless in a writing executed by the waiving party. No waiver of any right or privilege hereunder shall operate as a waiver of any subsequent or similar right or privilege.

     (e) MODIFICATIONS. This Agreement may be modified or amended only by a written agreement executed by the parties hereto.

     (f) COUNTERPARTS. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

     (g) SEVERABILITY. If any term, provision, paragraph or clause of this Agreement or any application thereof shall be held invalid or unenforceable in any particular jurisdiction, the remainder of this Agreement and any other application of such term, provision, paragraph or clause shall not be affected thereby in such jurisdiction (where such remainder or application shall be construed as if such invalid or unenforceable term, provision, paragraph or clause has not been inserted), and this Agreement and such application of such term, provision, paragraph or clause shall not be affected in any other jurisdiction.

     (h) CONTINGENCY. Neither party will be held liable for any delay or failure in performance of this Agreement from any cause beyond its control and without its fault or negligence including but not limited to acts of God, acts of civil or military authority, government regulations, embargoes, epidemics, wars, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, strikes, power blackouts, other major environmental disturbances, unusually sever weather conditions, inability to secure products or services of other persons or transportation facilities, or acts or omissions of transportation common carriers.

     (i) GOVERNING LAW. Except as otherwise expressly provided herein, this Agreement shall be interpreted, construed and governed by the laws of the State of ____________, without regard to conflict of law provisions.

     (j) CONFIDENTIALITY. Unless by mutual agreement, or except to the extent directed by a court of competent jurisdiction, neither party shall disclose this Agreement or the terms hereof to any person other than such party's affiliates or such party's officers, employees and consultants, who are similarly bound hereby. This paragraph shall not prevent the filing of this Agreement with a state or federal commission having jurisdiction over the parties hereto if such filing is required by rule or order of that commission; PROVIDED, HOWEVER, that the parties hereto shall jointly request that the Agreement be treated as confidential by that commission to the extent

EXHIBIT D

permitted under the commission's regulations and procedures. Each party hereto must maintain the confidentiality of all message, billing, traffic, and call records, traffic volumes and all other material information and data pertaining to the traffic covered by this Agreement and the carriers and end users associated with such traffic.


     (k) REMEDIES UNDER LAW. All remedies available to the parties hereto under the terms of this Agreement shall be in addition to, and not by way of limitation of, any other rights that said parties may have at law or equity, none of which are hereby waived.

     (l) ENTIRE AGREEMENT. This Agreement, including all Attachments and Schedules attached hereto, contains the entire agreement, and supersedes and voids any prior understanding, between BA-__ and Carrier regarding the subject matter hereof.

EXHIBIT D

     In witness whereof, the undersigned parties have caused this Agreement to
be executed on their behalf this ____________ day of ______________ , 19     .


Witness:                                 [Carrier]



___________________________               By: _________________________




Witness:                                  Bell Atlantic - _______________, Inc.



___________________________               By: _________________________

EXHIBIT D

ATTACHMENT A


BASIS OF COMPENSATION

               CHARGES FOR ADMINISTRATION OF ITORP AND ITORP PROCESSING



A. Bell Atlantic - _____________, Inc. charges the following rates for providing ITORP services:

                                                  Rate Per Message/ Month


     1.   Administrative Charge                             $

     2.   Processing Charge Elements:

          a.   Terminating Traffic                          $

          b.   Minute/Message                               $

          c.   800/888 Message                              $

          d.   Net Compensation                             $

          e.   Collected Revenue Processing Charge          $

     3.   Minimum Monthly Fee                               $

     4.   Alternately Billed Calls                          $

EXHIBIT D

ATTACHMENT B

I.

Message Telecommunications Service - Terminating to Carrier


RATE ELEMENT                  BILLING COMPANY
------------------------------------------------------------------------------

Carrier Common Line           Carrier

End Office                    Carrier

Transport                based on negotiated billing percentages (BIPs)



II.

800/888 - Terminating to or originating from Carrier Customers

RATE ELEMENT                  BILLING COMPANY
------------------------------------------------------------------------------

Carrier Common Line           Originating Company

End Office                    Originating Company

Transport                based on negotiated billing percentages (BIPs)

Query               Originating Company



III.

Local Exchange - Terminating to Carrier

RATE ELEMENT                  BILLING COMPANY
------------------------------------------------------------------------------

Local E.O. Termination Charge    Carrier

Transport                        based on negotiated billing percentages (BIPs)